As filed with the Securities and Exchange Commission on November 25, 2014

1933 Act File No. 333-196373

1940 Act File No. 811-21080

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-2

(Check appropriate box or boxes)

☑	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☑	Pre-Effective Amendment No. 2

☐	Post-Effective Amendment No.

and

☑	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☑	Amendment No. 26

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND

2020 Calamos Court

Naperville, Illinois 60563

(630) 245-7200

Agent for Service

John P. Calamos, Sr.

President

Calamos Advisors LLC

2020 Calamos Court

Naperville, Illinois 60563

Copies of Communications to:

Eric S. Purple

K&L Gates LLP

1601 K St. N.W.

Washington, DC 20006

Approximate Date of Proposed Public Offering: From time to time after the effective date of the Registration Statement.

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☑

It is proposed that this filing will become effective (check appropriate box)

☐	when declared effective pursuant to section 8(c)

Title of Securities being registered	Amount registered(1)	Proposed maximum offering price(2)	Amount of registration Fee(3)
Common shares, no par value per share; preferred shares, no par value per share, debt securities		$200,000,000	$25,760

(1)	There are being registered hereunder a presently indeterminate number of shares of common stock, to be offered on an immediate, continuous or delayed basis.
(2)	Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) under the Securities Act of 1933. In no event will the aggregate initial offering price of all securities offered from time to time pursuant to the prospectus included as a part of this Registration Statement exceed $200,000,000.
(3)	Previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the amendment to the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED NOVEMBER 25, 2014

Base Prospectus

$200,000,000

Calamos Convertible Opportunities and Income

Fund

Common Shares

Preferred Shares

Debt Securities

Calamos Convertible Opportunities and Income Fund (the “Fund,” “we” or “our”) is a diversified, closed-end management investment company that commenced investment operations in June 2002. Our investment objective is to provide total return through a combination of capital appreciation and current income.

We may offer, on an immediate, continuous or delayed basis, up to $200,000,000 aggregate initial offering price of our common shares (no par value per share), preferred shares (no par value per share) or debt securities, which we refer to in this prospectus collectively as our securities, in one or more offerings. We may offer our common shares, preferred shares and debt securities separately or together, in amounts, at prices and on terms set forth in a prospectus supplement to this prospectus. You should read this prospectus and the related prospectus supplement carefully before you decide to invest in any of our securities.

We may offer our securities directly to one or more purchasers, through agents that we or they designate from time to time, or to or through underwriters or dealers. The prospectus supplement relating to the particular offering will identify any agents or underwriters involved in the sale of our securities, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and such agents or underwriters or among the underwriters or the basis upon which such amount may be calculated. For more information about the manner in which we may offer our securities, see “Plan of Distribution.” Our securities may not be sold through agents, underwriters or dealers without delivery or deemed delivery of a prospectus supplement and a prospectus.

Our common shares are listed on the NASDAQ Global Select Market under the symbol “CHI.” As of September 30, 2014, the last reported sale price for our common shares was $13.53.

Investing in our securities involves certain risks. You could lose some or all of your investment. See “Risk Factors” beginning on page 30 of this prospectus. Shares of closed-end investment companies frequently trade at a discount to their net asset value and this may increase the risk of loss of purchasers of our securities. You should consider carefully these risks together with all of the other information contained in this prospectus and any prospectus supplement before making a decision to purchase our securities.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus dated [        ], 2014

This prospectus, together with the current and any other prospectus supplement, sets forth concisely the information that you should know before investing. You should read the prospectus and prospectus supplement, which contain important information, before deciding whether to invest in our securities. You should retain the prospectus and prospectus supplement for future reference. A statement of additional information, dated the same date as this prospectus, as supplemented from time to time, containing additional information, has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the statement of additional information, the table of contents of which is on page 66 of this prospectus, request a free copy of our annual and semi-annual reports, request other information or make shareholder inquiries, by calling toll-free 1-800-582-6959 or by writing to the Fund at 2020 Calamos Court, Naperville, Illinois 60563. The Fund’s annual and semi-annual reports also are available on our website, free of charge, at www.calamos.com, which also provides a link to the SEC’s website, as described below, where the Fund’s statement of additional information can be obtained. Information included on our website does not form part of this prospectus. You can review and copy documents we have filed at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The SEC charges a fee for copies. You can get the same information free from the SEC’s website (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Our securities do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference in this prospectus and any related prospectus supplement in making your investment decisions. We have not authorized any other person to provide you with different or inconsistent information. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus and any prospectus supplement do not constitute an offer to sell or solicitation of an offer to buy any securities in any jurisdiction where the offer or sale is not permitted. The information appearing in this prospectus and in any prospectus supplement is accurate only as of the dates on their covers. Our business, financial condition and prospects may have changed since such dates. We will advise investors of any material changes to the extent required by applicable law.

i

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus, any accompanying prospectus supplement and the statement of additional information contain “forward-looking statements.” Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” and similar terms and the negative of such terms. Such forward-looking statements may be contained in this prospectus as well as in any accompanying prospectus supplement. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect our actual results are the performance of the portfolio of securities we hold, the price at which our shares will trade in the public markets and other factors discussed in our periodic filings with the Commission. Currently known risk factors that could cause actual results to differ materially from our expectations include, but are not limited to, the factors described in the “Risk Factors” section of this prospectus. We urge you to review carefully that section for a more detailed discussion of the risks of an investment in our securities.

Although we believe that the expectations expressed in our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Risk Factors” section of this prospectus. All forward-looking statements contained or incorporated by reference in this prospectus or any accompanying prospectus supplement are made as of the date of this prospectus or the accompanying prospectus supplement, as the case may be. Except for our ongoing obligations under the federal securities laws, we do not intend, and we undertake no obligation, to update any forward-looking statement. The forward-looking statements contained in this prospectus, any accompanying prospectus supplement and the statement of additional information are excluded from the safe harbor protection provided by section 27A of the Securities Act of 1933, as amended (the “1933 Act”).

ii

PROSPECTUS SUMMARY

The following summary contains basic information about us and our securities. It is not complete and may not contain all of the information you may want to consider. You should review the more detailed information contained in this prospectus and in any related prospectus supplement and in the statement of additional information, especially the information set forth under the heading “Risk Factors” beginning on page 30 of this prospectus.

The Fund

The Fund is a diversified, closed-end management investment company. We commenced operations in June 2002 following our initial public offering. As of September 30, 2014, we had approximately $1.28 billion of total managed assets (as defined below) and $206 million of outstanding borrowings under a Committed Facility Agreement and a Credit Agreement, each as described below, plus additional structural leverage that amounted to approximately $154 million. Our fiscal year ends on October 31. Our investment objective is to provide total return through a combination of capital appreciation and current income.

Investment Adviser

Calamos Advisors LLC (the “Adviser” or “Calamos”) serves as our investment adviser. Calamos is responsible on a day-to-day basis for investment of the Fund’s portfolio in accordance with its investment objective and policies. Calamos makes all investment decisions for the Fund and places purchase and sale orders for the Fund’s portfolio securities. As of September 30, 2014, Calamos managed approximately $24.5 billion in assets of individuals and institutions. Calamos is a wholly-owned subsidiary of Calamos Investments LLC (“CILLC”) and an indirect subsidiary of Calamos Asset Management, Inc., a publicly traded holding company.

The Fund pays Calamos an annual fee, payable monthly, for its investment management services equal to 0.80% of the Fund’s average weekly managed assets. “Managed assets” means the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of liabilities (other than debt representing financial leverage). See “Management of the Fund.”

The principal business address of the Adviser is 2020 Calamos Court, Naperville, Illinois 60563.

The Offering

We may offer, on an immediate, continuous or delayed basis, up to $200,000,000 of our securities on terms to be determined at the time of the offering. Our securities will be offered at prices at or above net asset value (often referred to as “NAV”) and on terms to be set forth in one or more prospectus supplements to this prospectus. Preferred shares and debt securities (collectively, “senior securities”) may be auction rate securities, in which case the senior securities will not be listed on any exchange or automated quotation system. Rather, investors generally may only buy and sell senior securities through an auction conducted by an auction agent and participating broker-dealers.

We may offer our securities directly to one or more purchasers, through agents that we or they designate from time to time, or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of our securities, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and such agents or underwriters or among underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” Our securities may not be sold through agents, underwriters or dealers without delivery or deemed delivery of a prospectus and prospectus supplement describing the method and terms of the offering of our securities.

Use of Proceeds

Unless otherwise specified in a prospectus supplement, we currently intend to use the net proceeds from the sale of our securities primarily to invest in accordance with our investment objective and policies within approximately three months of receipt of such proceeds. We may also use proceeds from the sale of our securities to (i) retire all or a portion of any short-term debt we incur in pursuit of our investment objective and policies, (ii) redeem any outstanding senior securities, and (iii) for working capital purposes, including the payment of interest and operating expenses, although there is currently no intent to issue securities primarily for this purpose.

Dividends and Distributions on Common Shares

The Fund has made regular monthly distributions to its common shareholders in amounts ranging from $0.0950 to $0.1500 per share since August 2002. Additionally, the Fund has made special supplemental distributions, in addition to the regular monthly distributions, of $0.0150, $1.0610, $0.2940, $0.2201, and $0.0336 in January 2003, January 2005, January 2006, January 2007, and January 2008, respectively. The Fund intends to distribute to common shareholders all or a portion of its net investment income monthly and net realized capital gains, if any, at least annually.

The Fund currently intends to make monthly distributions to common shareholders at a level rate established by the Board of Trustees. The rate may be modified by the Board of Trustees from time to time. Monthly distributions may include net investment income, net realized short-term capital gain and, if necessary to maintain a level distribution, return of capital. The Fund may at times in its discretion pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the Fund to maintain a more stable level of distributions. As a result, the distributions paid by the Fund to holders of common shares for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. Net realized short-term capital gains distributed to shareholders will be taxed as ordinary income for federal income tax purposes. Generally, there may be at least one additional distribution per calendar year that may include net realized long-term capital gain (if any), which will be taxed for federal income tax purposes at long-term capital gain rates. To the extent the Fund distributes an amount in excess of the Fund’s current and accumulated earnings and profits, such excess, if any, will be treated by a shareholder for federal income tax purposes as a tax-free return of capital to the extent of the shareholder’s adjusted tax basis in his, her or its shares and thereafter as a gain from the sale or exchange of such shares. Any such distributions made by the Fund will reduce the shareholder’s adjusted tax basis in his, her or its shares to the extent that the distribution constitutes a return of capital on a tax basis during any calendar year and, thus, could potentially subject the shareholder to capital gains taxation in connection with the sale of Fund shares, even if those shares are sold at a price that is lower than the shareholder’s original investment price. To the extent that the Fund’s distributions exceed the Fund’s current and accumulated earnings and profits, the distribution payout rate will exceed the yield generated from the Fund’s investments. There is no guarantee that the Fund will realize capital gain in any given year. Pursuant to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), and other applicable laws, a notice would accompany each monthly distribution with respect to the estimated source of the distribution made. Distributions are subject to re-characterization for federal income tax purposes after the end of the fiscal year.

On November 4, 2008, the SEC granted Calamos, on behalf of itself and certain funds that it manages, including the Fund, an order granting an exemption from Section 19(b) of, and Rule 19b-1 under, the 1940 Act to conditionally permit the Fund to make periodic distributions of long-term capital gains with respect to the Fund’s outstanding common stock as frequently as twelve times each year, so long as it complies with the conditions of the order and maintains in effect a distribution policy with respect to its common shares calling for periodic distributions of an amount equal to a fixed amount per share, a fixed percentage of market price per share or a fixed percentage of the Fund’s net asset value per share (a “Managed Dividend Policy”). In connection with any implementation of a Managed Dividend Policy pursuant to the order, the Fund would be required to:

•	implement certain compliance review and reporting procedures with respect to the Managed Dividend Policy;

•	include in each notice to shareholders that accompanies distributions certain information in addition to the information currently required by Section 19(a) of and Rule 19a-1 under the 1940 Act;

•	include disclosure regarding the Managed Dividend Policy on the inside front cover of each annual and semi-annual report to shareholders;

•

provide the Fund’s total return in relation to changes in NAV in the financial highlights table and in any discussion about the Fund’s total return in each prospectus and annual and semi-annual report to shareholders;

•

include the information contained in each notice to shareholders that accompanies distributions in: (a) communications regarding the Managed Dividend Policy to shareholders, prospective shareholders and third-party information providers; (b) a press release issued contemporaneously with the issuance of the notice; (c) an exhibit to the Fund’s next report filed with the SEC on Form N-CSR; and (d) a statement posted prominently on its website; and

•	take certain steps to ensure the delivery of the notices accompanying distributions to beneficial owners whose Fund shares are held through a financial intermediary.

In addition, if the Fund’s common shares were to trade at a significant premium to NAV following the implementation of a Managed Dividend Policy, and certain other circumstances were present, the Fund’s Board of Trustees would be required to determine whether to approve or disapprove the continuation, or continuation after amendment, of the Managed Dividend Policy. Finally, if the Fund implemented a Managed Dividend Policy pursuant to the order, it would not be permitted to make a public offering of common shares other than:

•	a rights offering below NAV to holders of the Fund’s common shares;

•	an offering in connection with a dividend reinvestment plan, merger, consolidation, acquisition, spin-off or reorganization of the Fund; or

•	an offering other than those described above, unless, with respect to such other offering:

•

the Fund’s average annual distribution rate for the six months ending on the last day of the month ended immediately prior to the most recent distribution record date, expressed as a percentage of NAV per share as of such date, is no more than one percentage point greater than the Fund’s average annual total return for the five-year period (or the period since the Fund’s first public offering, if less than five years) ending on such date; and

•

the transmittal letter accompanying any registration statement filed with the SEC in connection with such offering discloses that the Fund has received an order under Section 19(b) of the 1940 Act to permit it to make periodic distributions of long-term capital gains with respect to its common stock as frequently as twelve times each year, and as frequently as distributions are specified in accordance with the terms of any outstanding preferred stock that such fund may issue.

The relief described above will expire on the effective date of any amendment to Rule 19b-1 under the 1940 Act that provides relief permitting certain closed-end investment companies to make periodic distributions of long-term capital gains with respect to their outstanding common stock as frequently as twelve times each year. As a result of the granting of the order, the Fund may implement a Managed Dividend Policy, although it has not done so as of the date of this prospectus. Under a Managed Dividend Policy, if, for any distribution, undistributed net investment income and net realized capital gains were less than the amount of the distribution, the difference would be distributed from the Fund’s other assets. In addition, in order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action. Notwithstanding receipt of the exemptive relief, currently the Fund does not intend to implement a Managed Dividend Policy until such time as its implementation is in the best interests of the Fund and our shareholders. In addition, it is not contemplated that we will change the terms of our current level distribution policy, which otherwise meets the requirements of Section 19 of the 1940 Act, in connection with any future implementation of the managed distribution order.

Pursuant to the Fund’s Automatic Dividend Reinvestment Plan, unless a shareholder is ineligible or elects otherwise, all dividends and capital gain distributions on common shares are automatically reinvested in additional common shares of the Fund. However, an investor can choose to receive dividends and distributions in cash. Since investors can participate in the automatic dividend reinvestment plan only if their broker or nominee participates in our plan, you should contact your broker or nominee to confirm that you are eligible to participate in the plan. See “Dividends and Distributions; Automatic Dividend Reinvestment Plan.”

Investment Policies

Primary Investments.    Under normal circumstances, the Fund invests at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income securities. The portion of the Fund’s assets invested in convertible securities and non-convertible income securities will vary from time to time consistent with the Fund’s investment objective, changes in equity prices and changes in interest rates and other economic and market factors, although, under normal circumstances, the Fund will invest at least 35% of its managed assets in convertible securities. For this purpose, the liquidation preference on any preferred shares will not constitute a liability. The Fund invests in securities with a broad range of maturities. The average term to maturity of the Fund’s securities will typically range from five to ten years. See “Investment Objective and Principal Investment Strategies — Principal Investment Strategies.”

Convertible Securities.    The Fund is not limited in the percentage of its assets invested in convertible securities and investment in convertible securities forms an important part of the Fund’s investment strategies. Under normal circumstances, the Fund will invest at least 35% of its managed assets in convertible securities. A convertible security is a debt security or preferred stock that is exchangeable for an equity security (typically of the same issuer) at a predetermined price (the “conversion price”). Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument. See “Investment Objective and Principal Investment Strategies — Principal Investment Strategies — Convertible Securities.”

Synthetic Convertible Securities.    The Fund may invest in “synthetic” convertible securities. A synthetic convertible security is a financial instrument that is designed to simulate the characteristics of another instrument (i.e., a convertible security) through the combined features of a collection of other securities or assets. Calamos may create a synthetic convertible security by combining separate securities that possess the two principal characteristics of a true convertible security, i.e., a fixed-income security (“fixed-income component”, which may be a convertible or non-convertible security) and the right to acquire an equity security (“convertible component”). The fixed-income component is achieved by investing in non-convertible, fixed-income securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index.

The Fund may also invest in synthetic convertible securities created by third parties, typically investment banks. Synthetic convertible securities created by such parties may be designed to simulate the characteristics of traditional convertible securities or may be designed to alter or emphasize a particular feature. Traditional convertible securities typically offer stable cash flows with the ability to participate in capital appreciation of the underlying common stock. Because traditional convertible securities are exercisable at the option of the holder, the holder is protected against downside risk. Synthetic convertible securities may alter these characteristics by offering enhanced yields in exchange for reduced capital appreciation or less downside protection, or any combination of these features. Synthetic convertible instruments may include structured notes, equity-linked notes, mandatory convertibles and combinations of securities and instruments, such as a debt instrument combined with a forward contract. See “Investment Objective and Principal Investment Strategies — Principal Investment Strategies — Synthetic Convertible Securities.”

Non-Convertible Income Securities.    The Fund will also invest in non-convertible income securities. The Fund’s investments in non-convertible income securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. See “Investment Objective and Principal Investment Strategies — Principal Investment Strategies — Non-Convertible Income Securities.”

High Yield Securities.    A substantial portion of the Fund’s assets may be invested in below investment grade (high yield, high risk) securities for either current income or capital appreciation or both. These securities are rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BB or lower by Standard & Poor’s Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”) or are unrated securities of comparable quality as determined by Calamos, the Fund’s investment adviser. The Fund may invest in high yield securities of any rating. Non-convertible debt securities rated below investment grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. They involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. See “Investment Objective and Principal Investment Strategies — Principal Investment Strategies — High Yield Securities.”

Foreign Securities.    Although the Fund primarily invests in securities of U.S. issuers, the Fund may invest up to 25% of its net assets in securities of foreign issuers in developed and emerging markets, including debt and equity securities of corporate issuers and debt securities of government issuers. A foreign issuer is a foreign government or a company organized under the laws of a foreign country. See “Investment Objective and Principal Investment Strategies — Principal Investment Strategies — Foreign Securities.”

Options Writing.    The Fund may seek to generate income from option premiums by writing (selling) options. The Fund may write (sell) call options (i) on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio and (ii) on broad-based securities indexes (such as the S&P 500 or MSCI EAFE) or certain ETFs (exchange traded funds) that trade like common stocks but seek to replicate such market indexes.

In addition, to seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes (such as the S&P 500 or MSCI EAFE), or certain ETFs that trade like common stocks but seek to replicate such market indexes. See “Investment Objective and Principal Investment Strategies — Options Writing.”

Rule 144A Securities.    The Fund may invest without limit in certain securities (“Rule 144A Securities”), such as convertible and debt securities, that are typically purchased in transactions exempt from the registration requirements of the 1933 Act pursuant to Rule 144A under that Act. Rule 144A Securities may only be sold to qualified institutional buyers, such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the 1933 Act or otherwise exempted or excepted from such registration requirements. Under the supervision and oversight of the Fund’s Board of Trustees, Calamos will determine whether Rule 144A Securities are liquid. Typically, the Fund purchases Rule 144A Securities only if Calamos has determined them to be liquid. If any Rule 144A Security held by the Fund should become illiquid, the value of the security may be reduced and a sale of the security may be more difficult. See “Investment Objective and Principal Investment Strategies — Principal Investment Strategies — Rule 144A Securities.”

Other Securities.    The Fund may invest in other securities of various types to the extent consistent with its investment objective. Normally, the Fund invests substantially all of its assets to meet its investment objective. For temporary defensive purposes, the Fund may depart from its principal investment strategies and invest part or all of its assets in securities with remaining maturities of less than one year or cash equivalents; or it may hold cash. During such periods, the Fund may not be able to achieve its investment objective. See “Investment Objective and Principal Investment Strategies — Principal Investment Strategies.”

Use of Leverage by the Fund

The Fund currently uses, and may in the future use, financial leverage. The Fund, with the approval of its Board of Trustees, including its independent Trustees, has entered into a financing package that includes a Committed Facility Agreement (the “BNP Agreement”) with BNP Paribas Prime Brokerage International Ltd.

(“BNP”) that allows the Fund to borrow up to an initial limit of $200 million, although the Fund may seek to increase this limit up to $215 million, and a securities lending agreement (“Lending Agreement”). In addition, the financing package also includes a Credit Agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”) that allows the Fund to borrow up to an initial limit of $200 million, although the Fund may seek to increase this limit up to $215 million, and a related securities lending authorization agreement (“Authorization Agreement”) that is used to offset a portion of the borrowings under the SSB Agreement. As of September 30, 2014, the Fund had $180 million in borrowings outstanding under the BNP Agreement, representing 14.1% of managed assets as of that date. As of September 30, 2014, the Fund had $26 million in borrowings outstanding under the SSB Agreement, representing 2.0% of managed assets as of that date. Combined borrowings under both agreements as of September 30, 2014 represented $206 million, or 16.1% of managed assets. Pursuant to the Authorization Agreement, the Fund used approximately $154 million of its cash collateral to off-set the amounts borrowed under the SSB Agreement as of September 30, 2014, representing 12.1% of managed assets. The Fund will pay, and common shareholders will effectively bear, any costs and expenses relating to any borrowings by the Fund, including the financial leverage described above, as well as any additional financial leverage secured as a result of this offering. Such costs and expenses include the higher management fee resulting from the use of any such leverage, offering and/or issuance costs, and interest and/or dividend expense and ongoing maintenance. See “Leverage” and “Risk Factors — Leverage.”

The Fund may make further use of financial leverage through the issuance of preferred shares or may borrow money or issue additional debt securities to the extent permitted under the 1940 Act. As a non-fundamental policy, the Fund may not issue preferred shares or borrow money and issue debt securities with an aggregate liquidation preference and aggregate principal amount exceeding 38% of the Fund’s total assets measured immediately after the issuance of the preferred shares or debt. However, the Board of Trustees reserves the right to issue preferred shares or debt securities or borrow to the extent permitted by the 1940 Act. See “Leverage.” The holders of preferred shares or debt, on the one hand, and the holders of the common shares, on the other, may have interests that conflict with each other in certain situations. See “Description of Securities — Preferred Shares” and “Certain Provisions of the Agreement and Declaration of Trust and By-Laws.”

Because Calamos’ investment management fee is a percentage of the Fund’s managed assets, Calamos’ fee will be higher if the Fund is leveraged and Calamos will have an incentive to be more aggressive and leverage the Fund. Consequently, the Fund and Calamos may have differing interests in determining whether to leverage the Fund’s assets. Any additional use of leverage by the Fund would require approval by the Board of Trustees of the Fund. In considering whether to approve the use of additional leverage, the Board would be presented with all relevant information necessary to make a determination whether or not additional leverage would be in the best interests of the Fund, including information regarding any potential conflicts of interest. For further information about the Fund’s financial leverage, see “Use of Leverage by the Fund.”

For further information about the effects of the Fund’s financial leverage and an illustration of the hypothetical effect on the return to a holder of the Fund’s common shares of the leverage obtained by borrowing under the Fund’s financing package, see “Effects of Leverage.” For further information about leveraging, see “Risk Factors — Additional Risks to Common Shareholders — Leverage Risk.”

Interest Rate Transactions

In order to seek to reduce the interest rate risk inherent in the Fund’s underlying investments and capital structure, the Fund, if Calamos deems market conditions favorable, may enter into over-the-counter interest rate swap or cap transactions to attempt to protect itself from increasing dividend or interest expenses on its leverage. The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions.

In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the “counterparty”) a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a payment at a variable rate that is expected to approximate the rate on any variable rate payment obligation on the Fund’s leverage. The payment obligations would be based on the notional amount of the swap.

In an interest rate cap, the Fund would pay a premium to the counterparty to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. Depending on the state of interest rates in general, the Fund’s use of interest rate swap or cap transactions could enhance or harm the overall performance of the common shares. See “Interest Rate Transactions.”

Conflicts of Interest

Conflicts of interest may arise from the fact that Calamos and its affiliates carry on substantial investment activities for other clients, in which the Fund does not have an interest. Calamos or its affiliates may have financial incentives to favor certain of these accounts over the Fund. Any of their proprietary accounts or other customer accounts may compete with the Fund for specific trades. Calamos or its affiliates may give advice and recommend securities to, or buy or sell securities for, other accounts and customers, which advice or securities recommended may differ from advice given to, or securities recommended or bought or sold for, the Fund, even though their investment objectives may be the same as, or similar to, the Fund’s objective.

Situations may occur when the Fund could be disadvantaged because of the investment activities conducted by Calamos and its affiliates for their other accounts. Such situations may be based on, among other things, the following: (1) legal or internal restrictions on the combined size of positions that may be taken for the Fund or the other accounts, thereby limiting the size of the Fund’s position; or (2) the difficulty of liquidating an investment for the Fund or the other accounts where the market cannot absorb the sale of the combined position. See “Investment Objective and Principal Investment Strategies — Conflicts of Interest.”

Fund Risks

Convertible Securities Risk.    The value of a convertible security is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” A convertible security’s investment value tends to decline as prevailing interest rate levels increase. Conversely, a convertible security’s investment value increases as prevailing interest rate levels decline.

However, the convertible’s market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, the convertible security may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before the company’s common stockholders. Consequently, the issuer’s convertible securities generally entail less risk than its common stock. See “Risk Factors — Fund Risks — Convertible Securities Risk.”

Synthetic Convertible Securities Risk.    The value of a synthetic convertible security may respond differently to market fluctuations than a convertible security because a synthetic convertible is composed of two or more separate securities or instruments, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value. See “Risk Factors — Fund Risks — Synthetic Convertible Securities Risk.”

Non-Convertible Income Securities.    The Fund will also invest in non-convertible income securities. The Fund’s investments in non-convertible income securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. See “Risk Factors — Fund Risks — Non-Convertible Income Securities Risk.”

High Yield Securities Risk.    Investment in high yield securities involves substantial risk of loss. Below investment grade non-convertible debt securities or comparable unrated securities are commonly referred to as “junk bonds” and are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the Fund is subject to the following specific risks:

•	increased price sensitivity to changing interest rates and to a deteriorating economic environment;

•	greater risk of loss due to default or declining credit quality;

•	adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and

•	if a negative perception of the high yield market develops, the price and liquidity of high yield securities may be depressed. This negative perception could last for a significant period of time.

Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of high yield securities outstanding has proliferated in the past decade as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity.

The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular security. There are fewer dealers in the market for high yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s net asset value. See “Risk Factors — Fund Risks — High Yield Securities Risk.”

Interest Rate Risk.    In addition to the risks discussed above, debt securities are subject to certain risks, including:

•	if interest rates go up, the value of debt securities in the Fund’s portfolio generally will decline;

•

during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer;

•

during periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk; and

•	market interest rates currently are near historically low levels. See “Risk Factors — Fund Risks — Interest Rate Risk.”

Leverage Risk.    The Fund has issued indebtedness and may issue preferred shares or borrow money or issue debt securities. As of September 30, 2014, the Fund has leverage in the form of borrowings from SSB and BNP. The borrowing of money or issuance of debt securities and preferred shares represents the leveraging of the

Fund’s common shares. As a non-fundamental policy, the Fund may not issue preferred shares or borrow money and issue debt securities with an aggregate liquidation preference and aggregate principal amount exceeding 38% of the Fund’s total assets as measured immediately after the issuance of the preferred shares or debt. However, the Board of Trustees reserves the right to issue preferred shares or debt securities or borrow to the extent permitted by the 1940 Act. See “Leverage.”

Leverage creates risks which may adversely affect the return for the holders of common shares, including:

•	the likelihood of greater volatility of net asset value and market price of the Fund’s common shares;

•	fluctuations in the dividend rates on any preferred shares or in interest rates on borrowings and short-term debt;

•	increased operating costs, which are effectively borne by common shareholders, may reduce the Fund’s total return; and

•	the potential for a decline in the value of an investment acquired with borrowed funds, while the Fund’s obligations under such borrowing or preferred shares remain fixed.

In addition, the rights of lenders and the holders of preferred shares and debt securities issued by the Fund will be senior to the rights of the holders of common shares with respect to the payment of dividends or to the payment of assets upon liquidation. Holders of preferred shares have voting rights in addition to and separate from the voting rights of common shareholders. See “Description of Shares — Preferred Shares” and “Certain Provisions of the Agreement and Declaration of Trust and By-Laws.” The holders of preferred shares, on the one hand, and the holders of the common shares, on the other, may have interests that conflict in certain situations.

Leverage is a speculative technique that could adversely affect the returns to common shareholders. Leverage can cause the Fund to lose money and can magnify the effect of any losses. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to common shareholders as dividends and other distributions will be reduced or potentially eliminated.

The Fund will pay, and common shareholders will effectively bear, any costs and expenses relating to any borrowings and to the issuance and ongoing maintenance of preferred shares or debt securities. Such costs and expenses include the higher management fee resulting from the use of any such leverage, offering and/or issuance costs, and interest and/or dividend expense and ongoing maintenance. These conditions may, directly or indirectly, result in higher leverage costs to common shareholders.

Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund’s ability to pay dividends and distributions on common shares in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowings. The Fund may be subject to certain restrictions on investments imposed by guidelines of rating agencies which may issue ratings for the preferred shares or short-term debt instruments issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Board reserves the right to change the amount and type of leverage that the Fund uses, and reserves the right to implement changes to the Fund’s borrowings that it believes are in the best long-term interests of the Fund and its shareholders, even if such changes impose a higher interest rate or other costs or impacts over the intermediate, or short-term time period. There is no guarantee that the Fund will maintain leverage at the current rate, and the Board reserves the right to raise, decrease, or eliminate the Fund’s leverage exposure. See “Prospectus Summary — Use of Leverage by the Fund.”

Liquidity Risk.    Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. Investment of the Fund’s assets in illiquid securities may restrict the Fund’s ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund’s operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities. See “Risk Factors — Fund Risks — Liquidity Risk.”

Foreign Securities Risk.    Investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S. investments in one region or in the securities of emerging market issuers. These risks may include:

•	less information may be available about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices;

•

many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Calamos may not be able to sell the Fund’s portfolio securities at times, in amounts and at prices it considers reasonable;

•	an adverse effect of currency exchange rates or controls on the value of the Fund’s investments;

•	the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession;

•	economic, political and social developments may adversely affect the securities markets, including expropriation and nationalization;

•	the difficulty in obtaining or enforcing a court judgment in non-U.S. countries;

•	restrictions on foreign investments in non-U.S. jurisdictions;

•	difficulties in effecting the repatriation of capital invested in non-U.S. countries; and

•	withholding and other non-U.S. taxes may decrease the Fund’s return. See “Risk Factors — Fund Risks — Foreign Securities Risk.”

Emerging Markets Risk.    Emerging market countries may have relatively unstable governments and economies based on only a few industries, which may cause greater instability. The value of emerging market securities will likely be particularly sensitive to changes in the economies of such countries. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets. See “Risk Factors — Fund Risks — Emerging Markets Risk.”

Risks Associated with Options.    There are several risks associated with transactions in options. For example, there are significant differences between the securities markets and options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The Fund’s ability to utilize options successfully will depend on Calamos’ ability to predict pertinent market movements, which cannot be assured.

The Fund may sell options on individual securities and securities indices. All calls sold by the Fund must be “covered.” Even though the Fund will receive the option premium to help protect it against loss, a call option sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise would have sold. In addition, a loss on a call option sold may be greater than the premium received. The Fund may purchase and sell put options on individual securities and securities indices. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price. A put option written by the Fund requires the Fund to segregate cash or liquid assets equal to the exercise price. See “Risk Factors — Fund Risks — Risks Associated with Options.”

Counterparty Risk.    The Fund will be subject to credit risk with respect to the counterparties to any derivative contracts purchased or sold by the Fund. In the past, broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution. Although Calamos monitors the creditworthiness of the Fund’s counterparties, there can be no assurance that the Fund’s counterparties will not experience similar difficulties, possibly resulting in losses to the Fund. If a counterparty becomes bankrupt, or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. Material exposure to a single or small group of counterparties increases the Fund’s counterparty risk. See “Risk Factors — Fund Risks — Counterparty Risk.”

Management Risk.    Calamos’ judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy may prove to be incorrect. See “Risk Factors — Fund Risks — Management Risk.”

Tax Risk.    The Fund may invest in certain securities, such as certain convertible securities, for which the federal income tax treatment may not be clear or may be subject to re-characterization by the Internal Revenue Service. It could be more difficult for the Fund to comply with the federal income tax requirements applicable to regulated investment companies if the tax characterization of the Fund’s investments is not clear or if the tax treatment of the income from such investments were successfully challenged by the Internal Revenue Service. See “Certain Federal Income Tax Matters.”

Antitakeover Provisions.    The Fund’s Agreement and Declaration of Trust and By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, and super-majority voting requirements for certain transactions with affiliates, converting the Fund to an open-end investment company or a merger, asset sale or similar transaction. Holders of preferred shares, if any, may have voting rights in addition to and separate from the voting rights of common shareholders with respect to certain of these matters. See “Description of Shares — Preferred Shares” and “Certain Provisions of the Agreement and Declaration of Trust and By-Laws.” The holders of preferred shares, on the one hand, and the holders of the common shares, on the other, may have interests that conflict in these situations. See “Risk Factors —  Fund Risks — Antitakeover Provisions.”

Market Disruption Risk.    Certain events have a disruptive effect on the securities markets, such as terrorist attacks, war and other geopolitical events, earthquakes, storms and other disasters. The Fund cannot predict the effects of similar events in the future on the U.S. economy or any foreign economy. See “Risk Factors — Fund Risks — Market Disruption Risk.”

Recent Market Events.    In the recent past, domestic and international markets have experienced acute turmoil due to a variety of factors, including economic unrest in Italy, Greece, Spain, Ireland, Portugal and other European Union countries. This turmoil resulted in unusual and extreme volatility in the equity and debt markets, in the prices of individual securities and in the world economy. In addition, many governments or quasi-governmental organizations throughout the world responded to the turmoil with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies could increase the volatility in the equity and debt markets. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. These market conditions and continuing economic risks could have a significant effect on the domestic and international economies, and could add significantly to the risk of short-term volatility in the Fund. See “Risk Factors — Fund Risks — Recent Market Events.”

Additional Risks to Common Shareholders

Additional risks of investing in common shares include the following:

Interest Rate Transactions Risk.    The Fund may enter into an interest rate swap or cap transaction to attempt to protect itself from increasing dividend or interest expenses on its leverage resulting from increasing short-term interest rates and to hedge its portfolio securities. A decline in interest rates may result in a decline in the value of the swap or cap, which may result in a decline in the net asset value of the Fund. See “Risk Factors —  Interest Rate Transactions Risk.”

Reduction of Leverage Risk.    We have previously taken, and may in the future take, action to reduce the amount of leverage employed by the Fund. Reduction of the leverage employed by the Fund, including by redemption of preferred shares, will in turn reduce the amount of assets available for investment in portfolio securities. This reduction in leverage may negatively impact our financial performance, including our ability to sustain current levels of distributions on common shares.

Market Impact Risk.    The sale of our common shares (or the perception that such sales may occur) may have an adverse effect on prices in the secondary market for our common shares by increasing the number of shares available, which may put downward pressure on the market price for our common shares. These sales also might make it more difficult for us to sell additional equity securities in the future at a time and price we deem appropriate.

Diminished Voting Power and Excess Cash Risk.    The voting power of current shareholders will be diluted to the extent that such shareholders do not purchase shares in any future common share offerings or do not purchase sufficient shares to maintain their percentage interest. In addition, if we are unable to invest the proceeds of such offering as intended, our per share distribution may decrease (or may consist of return of capital) and we may not participate in market advances to the same extent as if such proceeds were fully invested as planned.

Market Discount Risk.    The Fund’s common shares have traded both at a premium and at a discount relative to net asset value. Common shares of closed-end investment companies frequently trade at prices lower than their net asset value. Depending on the premium of the Fund’s common shares, the Fund’s net asset value may be reduced immediately following an offering of the Fund’s common shares by the offering expenses paid by the Fund. See “Use of Proceeds.”

In addition to net asset value, the market price of the Fund’s common shares may be affected by such factors as the Fund’s use of leverage, dividend stability, portfolio credit quality, liquidity, market supply and demand of the common shares and the Fund’s dividends paid (which are, in turn, affected by expenses), call protection for portfolio securities and interest rate movements. See “Leverage,” “Risk Factors” and “Description of Securities.” The Fund’s common shares are designed primarily for long-term investors, and you should not purchase common shares if you intend to sell them shortly after purchase.

See “Risk Factors — Additional Risks to Common Shareholders” for a more detailed discussion of these risks.

Additional Risks to Senior Security Holders

Additional risks of investing in senior securities include the following:

Generally, an investment in preferred shares (including exchange-listed preferred shares) or debt securities (collectively, “senior securities”) is subject to the following risks:

Interest Rate Risk.    Rising market interest rates could impact negatively the value of our investment portfolio, reducing the amount of assets serving as asset coverage for the senior securities.

Preferred Share Liquidation Preference Risk.    Preferred shares will be junior in liquidation and with respect to distribution rights to debt securities and any other borrowings. Senior securities representing indebtedness may constitute a substantial lien and burden on preferred shares by reason of their prior claim against our income and against our net assets in liquidation. We may not be permitted to declare dividends or other distributions with respect to any series of preferred shares unless at such time we meet applicable asset coverage requirements and the payment of principal or interest is not in default with respect to any borrowings.

Ratings and Asset Coverage Risk.    To the extent that senior securities are rated, a rating does not eliminate or necessarily mitigate the risks of investing in our senior securities, and a rating may not fully or accurately reflect all of the credit and market risks associated with that senior security. A rating agency could downgrade the rating of our shares of preferred stock or debt securities, which may make such securities less liquid in the secondary market, though probably with higher resulting interest rates. If a rating agency downgrades the rating assigned to a senior security, we may alter our portfolio or redeem the senior security. We may voluntarily redeem senior securities under certain circumstances.

Inflation Risk.    Inflation is the reduction in the purchasing power of money resulting from an increase in the price of goods and services. Inflation risk is the risk that the inflation adjusted or “real” value of an investment in preferred stock or debt securities or the income from that investment will be worth less in the future. As inflation occurs, the real value of the preferred shares or debt securities and the dividend payable to holders of preferred stock or interest payable to holders of debt securities declines.

Decline in Net Asset Value Risk.    A material decline in our NAV may impair our ability to maintain required levels of asset coverage for any preferred securities or debt securities we may issue in the future.

Secondary Market Risk.    The market value of exchange-listed preferred shares that the Fund may issue will be determined by factors such as the relative demand for and supply of the preferred shares in the market, general market conditions and other factors beyond the control of the Fund. Because the Fund has no prior trading history for preferred shares, it is difficult to predict the trading patterns of preferred shares, including the effective costs of trading. There is a risk that the market for preferred shares may be thinly traded and relatively illiquid compared to the market for other types of securities.

Market Discount Risk.    The market price of exchange-listed preferred shares that the Fund may issue may also be affected by such factors as the Fund’s use of leverage, dividend stability, portfolio credit quality, liquidity, and the Fund’s dividends paid (which are, in turn, affected by expenses), call protection for portfolio securities and interest rate movements.

Early Redemption Risk.    The Fund may voluntarily redeem preferred shares or may be forced to redeem preferred shares to meet regulatory requirements and the asset coverage requirements of the preferred shares. Such redemptions may be at a time that is unfavorable to holders of the preferred shares.

See “Risk Factors — Additional Risks to Senior Security Holders” for a more detailed discussion of these risks.

SUMMARY OF FUND EXPENSES

The following table and example contain information about the costs and expenses that common shareholders will bear directly or indirectly. In accordance with SEC requirements, the table below shows our expenses, including interest payments on borrowed funds, as a percentage of our average net assets as of September 30, 2014, and not as a percentage of gross assets or managed assets. By showing expenses as a percentage of average net assets, expenses are not expressed as a percentage of all of the assets we invest. The table and example are based on our capital structure as of September 30, 2014.

As of September 30, 2014, the Fund had $206 million in borrowings outstanding and additional structural leverage of $154 million, representing 28.1% of managed assets.

Shareholder Transaction Expenses
Sales Load (as a percentage of offering price)	—	(1)
Offering Expenses Borne by the Fund (as a percentage of offering price)	—	(1)
Dividend Reinvestment and Cash Purchase Plan Fees(2)	None

Annual Expenses	Percentage of Average Net Assets Attributable to Common Shareholders

Management Fee(3)	1.11
Interest Payments on Borrowed Funds(4)	0.29
Preferred Stock Dividend Payments(5)	0.00
Other Expenses(6)	0.07
Acquired Fees and Expenses	0.00
Total Annual Expenses	1.47

Example:

The following example illustrates the expenses that common shareholders would pay on a $1,000 investment in common shares, assuming (1) net annual expenses of 1.47% of net assets attributable to common shareholders; (2) a 5% annual gross return; and (3) all distributions are reinvested at net asset value:

	1 Year	3 Years	5 Years	10 Years
Total Expenses Paid by Common Shareholders(7)	$15	$46	$80	$175

The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those assumed. Moreover, our actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

(1)	If the securities to which this prospectus relates are sold to or through underwriters, the prospectus supplement will set forth any applicable sales load and the estimated offering expenses borne by us.

(2)	Shareholders will pay a transaction fee plus brokerage charges if they direct the Plan Agent to sell common shares held in a Plan account. In addition, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold. See “Automatic Dividend Reinvestment Plan.”

(3)	The Fund pays Calamos an annual management fee, payable monthly, for its investment management services equal to 0.80% of the Fund’s average weekly managed assets. In accordance with the requirements of the SEC, the table above shows the Fund’s management fee as a percentage of average net assets attributable to common shareholders. By showing the management fee as a percentage of net assets, the management fee is not expressed as a percentage of all of the assets the Fund intends to invest. For purposes of the table, the management fee has been converted to 1.11% of the Fund’s average weekly net assets as of September 30, 2014 by dividing the total dollar amount of the management fee by the Fund’s average weekly net assets (managed assets less outstanding leverage).

(4)	Reflects interest expense on $206 million in borrowings under the Committed Facility Agreement and a Credit Agreement, plus $154 million in additional structural leverage related to certain securities lending programs, as described above under “Prospectus Summary—Use of Leverage by the Fund.”

(5)	The Fund does not currently have any preferred stock issued or outstanding.

(6)	“Other Expenses” are based on estimated amounts for the current fiscal year.

(7)	The example does not include sales load or estimated offering costs, which would cause the expenses shown in the example to increase.

The purpose of the table and the example above is to help investors understand the fees and expenses that they, as common shareholders, would bear directly or indirectly. For additional information with respect to our expenses, see “Management of the Fund.”

FINANCIAL HIGHLIGHTS

The information in the following table shows selected data for a common share outstanding throughout each period listed below. The information in this table for the year ended October 31, 2013 and each of the prior years then ended is derived from our financial statements audited by Deloitte & Touche LLP. See “Available Information” in this prospectus.

Selected data for a share outstanding throughout each period were as follows:

	(Unaudited) Six Months Ended April 30, 2014		For the Year Ended October 31,
			2013	2012	2011	2010	2009	2008	2007	2006	2005	2004
Net asset value, beginning of period	$13.20		$12.45	$12.31	$12.84	$11.83	$8.26	$16.38	$16.42	$16.59	$18.03	$18.01
Income from investment operations:
Net investment income (loss)	0.37	(a)	0.75 (a)	0.81 (a)	0.83 (a)	0.91 (a)	0.84 (a)	1.16 (a)	1.44 (a)	1.50	1.65	1.91
Net realized and unrealized gain (loss) from investments, written options, foreign currency and interest rate swaps	0.53		1.14	0.47	(0.23)	1.22	3.88	(7.31)	0.97	0.81	0.03	0.52
Distributions to preferred shareholders from:
Net investment income (common share equivalent basis)	—		—	—	—	—	(0.01)	(0.13)	(0.41)	(0.36)	(0.19)	(0.11)
Capital gains (common share equivalent basis)	—		—	—	—	—	—	(0.12)	(0.02)	(0.03)	(0.06)	— **
Total from investment operations	0.90		1.89	1.28	0.60	2.13	4.71	(6.40)	1.98	1.92	1.43	2.32
Less Distributions to common shareholders from:
Net investment income	(0.57)		(1.14)	(1.14)	(0.84)	(1.00)	(0.94)	(1.41)	(1.55)	(1.61)	(1.65)	(1.80)
Net realized gains	—		—	—	—	—	(0.02)	(0.31)	(0.47)	(0.48)	(1.22)	(0.45)
Return of Capital	—		—	—	(0.30)	(0.14)	(0.18)	—	—	—	—	—
Total distributions	(0.57)		(1.14)	(1.14)	(1.14)	(1.14)	(1.14)	(1.72)	(2.02)	(2.09)	(2.87)	(2.25)
Capital charge resulting from issuance of common and preferred shares and related offering costs	—		— **	— **	— **	— **	— **	— **	—	—	—	(0.05)
Premiums from shares sold in at the market offerings	—	**	—	— **	0.01	.02	—	—	—	—	—	—
Net asset value, end of period	$13.53		$13.20	$12.45	$12.31	$12.84	$11.83	$8.26	$16.38	$16.42	$16.59	$18.03
Market value, end of period	$13.75		$13.09	$12.51	$12.09	$13.09	$11.40	$9.10	$16.90	$19.73	$19.52	$20.50
Total investment return based on(b):
Net asset value	6.97%		16.08%	11.05%	4.92%	19.12%	62.00%	(42.58)%	11.51%	10.47%	6.69%	12.65%
Market value	9.63%		14.56%	13.62%	1.08%	26.02%	41.70%	(38.69)%	(4.25)%	12.81%	10.40%	17.69%
Ratios and supplemental data:
Net assets applicable to common shareholders, end of period (000’s omitted)	$926,541		$891,350	$840,737	$827,339	$801,354	$651,707	$409,035	$784,997	$771,994	$764,502	$808,278
Preferred shares, at redemption value ($25,000 per share liquidation preference) (000’s omitted)	$—		$—	$—	$—	$—	$—	$104,000	$384,000	$384,000	$384,000	$384,000
Ratios to average net assets applicable to common shareholders:
Net expenses(c)	1.48	%(f)	1.49%	1.57%	1.55%	1.67%	2.87%	1.92%	1.08%	1.04%	1.06%	1.00%
Gross expenses prior to expense reductions and earnings credits(c)	1.48	%(f)	1.49%	1.57%	1.55%	1.71%	2.98%	2.16%	1.43%	1.42%	1.43%	1.37%
Net expenses, excluding interest expense	1.18	%(f)	1.17%	1.17%	1.19%	1.19%	2.36%	1.30%	1.08%	1.04%	—	—
Net investment income (loss)(c)	5.54	%(f)	5.92%	6.60%	6.56%	7.48%	8.79%	8.38%	8.83%	9.17%	9.59%	10.56%
Preferred share distributions from net investment income	—%		—%	—%	—%	—%	0.10%	0.92%	2.51%	2.18%	1.11%	0.65%
Net investment income (loss), net of preferred share distributions from net investment income	5.54	%(f)	5.92%	6.60%	6.56%	7.48%	8.69%	7.46%	6.32%	6.99%	8.48%	9.91%
Portfolio turnover rate	17%		62%	56%	44%	37%	30%	53%	52%	48%	76%	54%
Average Commission Rate Paid	$0.0291		$0.0295	$0.0230	$0.0222	$—	$—	$—	$—	$—	$—	$—
Asset coverage per preferred share, at end of period(d)	$—		$—	$—	$—	$—	$—	$123,350	$76,142	$75,291	$74,795	$77,624
Asset coverage per $1,000 of loan outstanding(e)	$3,647		$3,547	$3,950	$3,903	$5,152	$4,377	$3,745	$—	$—	$—	$—

**	Amount equated to less than $0.005 per common share.
(a)	Based on average shares method.
(b)	Total investment return is calculated assuming a purchase of common shares on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.
(c)	Does not reflect the effect of dividend payments to holders of the Preferred Shares, all of which were redeemed by the Fund in August 2009.

(d)	Calculated by subtracting the Fund’s total liabilities (not including Preferred Shares) from the Fund’s total assets and dividing this by the number of Preferred Shares outstanding.
(e)	Calculated by subtracting the Fund’s total liabilities (not including note payable) and preferred shares from the Fund’s total assets and dividing this by the Note payable outstanding, and by multiplying the results by 1,000.
(f)	Annualized.

MARK ET AND NET ASSET VALUE INFORMATION

Our common shares are listed on the NASDAQ Global Select Market (“NASDAQ”) under the symbol “CHI.” Our common shares commenced trading on the New York Stock Exchange (“NYSE”) in June 2002. On July 2, 2012, the common shares ceased trading on the NYSE and commenced trading on the NASDAQ.

Our common shares have traded both at a premium and a discount to NAV. We cannot predict whether our shares will trade in the future at a premium or discount to NAV. The provisions of the 1940 Act generally require that the public offering price of common shares (less any underwriting commissions and discounts) must equal or exceed the NAV per share of a company’s common stock (calculated within 48 hours of pricing). Our issuance of common shares may have an adverse effect on prices in the secondary market for our common shares by increasing the number of common shares available, which may put downward pressure on the market price for our common shares. Shares of common stock of closed-end investment companies frequently trade at a discount from NAV. See “Risk Factors — Additional Risks to Common Shareholders — Market Discount Risk.”

The following table sets forth for each of the periods indicated the high and low closing market prices for our common shares on the NASDAQ and NYSE, as applicable, the NAV per share and the premium or discount to NAV per share at which our common shares were trading. NAV is determined on the last business day of each month. See “Determination of Net Asset Value” for information as to the determination of our NAV.

	Market Price(1)		Net Asset Value(2)	Premium/ (Discount) to Net Asset Value(3)
Quarter Ended	High	Low		High	Low
January 31, 2009	9.80	6.01	8.44	12.39%	(16.06)%
April 30, 2009	9.42	6.53	9.35	4.09%	(14.53)%
July 31, 2009	11.11	9.52	10.93	3.54%	1.71%
October 31, 2009	12.08	10.82	11.83	0.83%	(0.92)%
January 31, 2010	12.76	11.46	12.08	2.49%	(3.13)%
April 30, 2010	13.05	11.76	12.65	5.33%	(0.93)%
July 31, 2010	12.94	11.43	12.17	2.13%	(7.07)%
October 31, 2010	13.11	12.33	12.84	2.34%	1.90%
January 31, 2011	13.34	12.40	12.99	2.69%	(2.97)%
April 30, 2011	13.55	12.91	13.22	2.50%	0.86%
July 31, 2011	13.59	12.46	12.74	3.11%	(2.50)%
October 31, 2011	12.81	10.75	12.31	0.63%	(5.04)%
January 31, 2012	12.30	11.15	12.42	(0.97)%	(5.67)%
April 30, 2012	12.95	12.18	12.42	1.73%	(1.06)%
July 31, 2012	12.64	11.53	12.32	1.44%	(3.68)%
October 31, 2012	12.86	12.23	12.45	1.98%	(1.85)%
January 31, 2013	12.63	11.50	12.79	(1.02)%	(5.51)%
April 30, 2013	12.78	12.11	12.96	(1.39)%	(3.74)%
July 31, 2013	13.30	11.82	12.92	0.15%	(3.82)%
October 31, 2013	13.09	12.36	13.20	(0.83)%	(2.22)%
January 31, 2014	13.73	12.85	13.38	1.40%	(1.76)%
April 30, 2014	14.44	13.24	13.53	3.07%	0.08%
July 31, 2014	14.15	13.37	13.48	2.24%	(0.37)%

Source: Bloomberg Financial and Fund Accounting Records.

(1)	Based on high and low closing market price during the respective quarter.

(2)	Based on the NAV calculated on the close of business on the last business day of each calendar quarter.

(3)	Based on the Fund’s computations on the day of each of the high and low closing market prices during the respective quarter.

The last reported sale price, NAV per common share and percentage premium to NAV per common share on September 30, 2014, were $13.53, $13.31 and 1.65%, respectively. As of September 30, 2014, we had 69,093,055 common shares outstanding and managed assets of approximately $1.28 billion.

USE OF PROCEEDS

Subject to the remainder of this section, and unless otherwise specified in a prospectus supplement, we currently intend to invest the net proceeds of any sales of our securities pursuant to this prospectus in accordance with our investment objective and policies as described under “Investment Objective and Principal Investment Strategies” within approximately three months of receipt of such proceeds. Such investments may be delayed if suitable investments are unavailable at the time or for other reasons. Pending such investment, we anticipate that we will invest the proceeds in securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations. We may also use proceeds from the sale of our securities to (i) retire all or a portion of any short-term debt we incur in pursuit of our investment objective and policies and (ii) for working capital purposes, including the payment of interest and operating expenses, although there is currently no intent to issue securities primarily for this purpose. A delay in the anticipated use of proceeds could lower returns, reduce our distribution to common shareholders and reduce the amount of cash available to make dividend and interest payments on preferred shares and debt securities, respectively.

THE FUND

Calamos Convertible Opportunities and Income Fund is a diversified, closed-end management investment company which commenced investment operations in June 2002. The Fund was organized as a statutory trust under the laws of the State of Delaware on April 17, 2002, and has registered under the 1940 Act. On June 28, 2002, the Fund issued an aggregate of 40,000,000 common shares, no par value, in an initial public offering and commenced its operations. On July 12, 2002 and August 13, 2002, the Fund issued an additional 3,000,000 and 225,000 common shares, respectively, in connection with exercises by the underwriters of their over-allotment option. The net proceeds of the initial public offering and subsequent exercises of the over-allotment option were approximately $619,298,400 after the payment of offering expenses. As of September 30, 2014, the Fund had issued an additional 17,913,351 common shares in connection with a continuous, at-the-market offering that commenced in June 2008. The net proceeds of that offering through September 30, 2014, were $214,063,731. As of September 30, 2014, the Fund had $206 million in borrowings outstanding under the BNP Agreement and the SSB Agreement, plus additional structural leverage that amounted to approximately $154 million, representing 28.1% of managed assets as of that date. The Fund’s common shares are listed on the NASDAQ under the symbol “CHI.” The Fund’s principal office is located at 2020 Calamos Court, Naperville, Illinois 60563, and its telephone number is 1-800-582-6959.

The following table provides information about our outstanding securities as of September 30, 2014:

Title of Class	Amount Authorized	Amount Held by the Fund or for its Account	Amount Outstanding
Common Shares	Unlimited	0	69,093,055

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

Investment Objective

The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. The Fund’s investment objective may be changed by the Board of Trustees without a shareholder vote, although the Fund will give shareholders at least 60 days’ notice of any change to the Fund’s investment objective. The Fund makes no assurance that it will realize its objective. An investment in the Fund may be speculative in that it involves a high degree of risk and should not constitute a complete investment program. See “Risk Factors.”

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income securities. This is a non-fundamental policy and may be changed by the Board of Trustees of the Fund provided that shareholders are provided with at least 60 days’ prior written notice of any change as required by the rules under the 1940 Act. The portion of the Fund’s assets invested in convertible securities and non-convertible income securities will vary from time to time consistent with the Fund’s investment objective, changes in equity prices and changes in interest rates and other economic and market factors, although, under normal circumstances, the Fund will invest at least 35% of its managed assets in convertible securities. The Fund invests in securities with a broad range of maturities. The average term to maturity of the Fund’s securities typically will range from five to ten years.

Convertible Securities.    The Fund is not limited in the percentage of its assets invested in convertible securities, and investment in convertible securities forms an important part of the Fund’s investment strategies. A convertible security is a debt security or preferred stock that is exchangeable for an equity security (typically of the same issuer) at a predetermined price. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument.

Calamos typically applies a four-step approach when buying and selling convertible securities for the Fund, which includes:

1.  Evaluating the default risk of the convertible security using traditional credit analysis;

2.  Analyzing the convertible’s underlying common stock to determine its capital appreciation potential;

3.  Assessing the risk/return potential of the convertible security; and

4.  Evaluating the convertible security’s impact on the overall composition of the Fund and its diversification strategy.

In analyzing the appreciation potential of the underlying common stock and the default risk of the convertible security, Calamos generally considers the issuer’s:

•	financial soundness;

•	ability to make interest and dividend payments;

•	earnings and cash-flow forecast; and

•	quality of management.

Synthetic Convertible Securities.    The Fund may invest in “synthetic” convertible securities. A synthetic convertible security is a financial instrument that is designed to simulate the characteristics of another instrument (i.e., a convertible security) through the combined features of a collection of other securities or assets. Calamos may create a synthetic convertible security by combining separate securities that possess the two principal characteristics of a true convertible security, i.e., a fixed-income security (“fixed-income component”, which may be a convertible or non-convertible security) and the right to acquire an equity security (“convertible component”). The fixed-income component is achieved by investing in non-convertible, fixed-income securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. The Fund may also purchase synthetic convertible securities created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed income debentures linked to equity. Convertible structured notes have the attributes of a convertible security, however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

The Fund may also invest in synthetic convertible securities created by third parties, typically investment banks. Synthetic convertible securities created by such parties may be designed to simulate the characteristics of traditional convertible securities or may be designed to alter or emphasize a particular feature. Traditional convertible securities typically offer stable cash flows with the ability to participate in capital appreciation of the underlying common stock. Because traditional convertible securities are exercisable at the option of the holder, the holder is protected against downside risk. Synthetic convertible securities may alter these characteristics by offering enhanced yields in exchange for reduced capital appreciation or less downside protection, or any combination of these features. Synthetic convertible instruments may include structured notes, equity-linked notes, mandatory convertibles and combinations of securities and instruments, such as a debt instrument combined with a forward contract.

Some examples of these securities include:

Preferred equity redeemable cumulative stock (“PERCS”) are shares that automatically convert into one ordinary share upon maturity. They are usually issued at the prevailing share price, convertible into one ordinary share, with an enhanced dividend yield. PERCS pay a higher dividend than common shares, but the equity upside is capped. Above a certain share price, the conversion ratio will fall as the stock rises, capping the upside at that level. Below this level, the conversion ratio remains one-for-one, giving the same downside exposure as the ordinary shares, excluding the income difference.

Dividend enhanced convertible stock (“DECS”) are either preference shares or subordinated bonds. These, like PERCS, mandatorily convert into ordinary shares at maturity, if not already converted. DECS give no significant downside protection and are very equity sensitive with minimal direct bond characteristics and interest rate exposure. As with PERCS, some of the upside performance is given away and in return, the investor receives an enhanced yield over the ordinary shares. Unlike PERCS, however, the investor’s upside is not capped. Instead, the investor trades a zone of flat exposure to the share price for the enhanced income.

Preferred Redeemable Increased Dividend Equity Security (“PRIDES”) are synthetic securities consisting of a forward contract to purchase the issuer’s underlying security and an interest bearing deposit. Interest payments are made at regular intervals, and conversion into the underlying security is mandatory at maturity. Similar to convertible securities, PRIDES allow investors to earn stable cash flows while still participating in the capital gains of an underlying stock. This is possible because these products are valued along the same lines as the underlying security.

Non-Convertible Income Securities.    The Fund will also invest in non-convertible income securities. The Fund’s investments in non-convertible income securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

High Yield Securities.    A substantial portion of the Fund’s assets may be invested in below investment grade (high yield, high risk) securities for either current income or capital appreciation or both. The high yield securities in which the Fund invests are rated Ba or lower by Moody’s or BB or lower by Standard & Poor’s or are unrated but determined by Calamos to be of comparable quality. The Fund may, but currently does not intend to, purchase distressed securities that are in default or the issuers of which are in bankruptcy. Non-convertible debt securities rated below investment grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. Below investment grade non-convertible debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

Foreign Securities.    Although the Fund primarily invests in securities of U.S. issuers, the Fund may invest up to 25% of its net assets in securities of foreign issuers in developed and emerging markets, including debt and equity securities of corporate issuers and debt securities of government issuers. A foreign issuer is a foreign government or a company organized under the laws of a foreign country.

Options Writing.    The Fund may seek to generate income from option premiums by writing (selling) options. The Fund may write (sell) call options (i) on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio and (ii) on broad-based securities indexes (such as the S&P 500 or MSCI EAFE) or certain ETFs (exchange traded funds) that trade like common stocks but seek to replicate such market indexes.

In addition, to seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes (such as the S&P 500 or MSCI EAFE), or certain ETFs that trade like common stocks but seek to replicate such market indexes.

Rule 144A Securities.    The Fund may invest without limit in Rule 144A Securities, such as convertible and debt securities, that are typically purchased in transactions exempt from the registration requirements of the 1933 Act pursuant to Rule 144A under that Act. Rule 144A Securities may only be sold to qualified institutional buyers, such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the 1933 Act or otherwise exempted or excepted from such registration requirements. Under the supervision of the Fund’s Board of Trustees, Calamos will determine whether Rule 144A Securities are illiquid. Typically, the Fund purchases Rule 144A Securities only if Calamos has determined them to be liquid. If any Rule 144A Security held by the Fund should become illiquid, the value of the security may be reduced and a sale of the security may be more difficult.

Preferred Shares.    The Fund may invest in preferred stock. The preferred stock in which the Fund typically will invest will be convertible securities. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer’s common shares. However, because preferred stocks are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund’s fixed income securities.

REITs.    The Fund may invest in real estate investment trusts (“REITs”). REITs primarily invest in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

U.S. Government Securities.    U.S. government securities in which the Fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association (“FNMA”), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Fund Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency’s obligations, such as securities of the FNMA; or (iii) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.

Zero Coupon Securities.    The securities in which the Fund invests may include zero coupon securities, which are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. The Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund’s distribution obligations, in which case the Fund will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

Equity Securities.    Consistent with its objective, the Fund may invest in equity securities, including common and preferred stocks, warrants, rights and depository receipts. Equity securities, such as common stock, generally represent an ownership interest in a company. Although equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the price of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the Fund.

Other Investment Companies.    The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund’s investment objective and the policies are permissible under the 1940 Act. Under the 1940 Act, the Fund may not acquire the securities of other domestic or non-U.S. investment companies if, as a result, (1) more than 10% of the Fund’s total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund, or (3) more than 5% of the Fund’s total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of money market funds or of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company.

The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. In addition, the Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies.

Defensive and Temporary Investments.    Under unusual market or economic conditions or for temporary defensive purposes, the Fund may invest up to 100% of its managed assets in securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by a nationally recognized statistical rating organization (“NRSRO”) or other fixed income securities deemed by Calamos to be consistent with a defensive posture, or may hold cash. The yield on such securities may be lower than the yield on lower rated fixed income securities. During such periods, the Fund may not be able to achieve its investment objective.

Repurchase Agreements.    The Fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the Fund’s purchase price, with the difference being income to the Fund. The counterparty’s obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the Fund’s custodian in a segregated, safekeeping account for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

Lending of Portfolio Securities.    In addition to the Lending Agreement with BNP, the Fund may lend portfolio securities through SSB as securities lending agent, or through another securities lending agent, to registered broker-dealers or other institutional investors deemed by Calamos to be of good standing under agreements which require that the loans be secured continuously by collateral received in cash, cash equivalents, or U.S. Treasury bills and maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral held by SSB on behalf of the Fund may be credited against the amounts borrowed under the SSB Agreement. Any amounts credited against the SSB Agreement would count against the Fund’s leverage limitations, unless otherwise covered in accordance with SEC release IC-10666. Under the terms of the Authorized Agreement with SSB, SSB will return the value of the collateral to the borrower which will eliminate the credit against the SSB Agreement and will cause the amount drawn under the SSB Agreement to increase in an amount equal to the returned collateral. Under the terms of the Authorized Agreement with SSB, the Fund will make a variable “net income” payment related to any collateral credited against the SSB Agreement which will be paid to the securities borrower, less any payments due to the Fund or SSB under the terms of the Authorized Agreement. The Fund does not use affiliated agents in managing its lending program. The Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but could call the loan in advance of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.

As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund remains liable for the return of the pledged collateral or cash of an equivalent value. At no time would the value of the securities loaned exceed 33 1/3% of the value of the Fund’s managed assets. See “Description of Securities” for more information on lending of portfolio securities

Portfolio Turnover.    It is the policy of the Fund not to engage in trading for short-term profits although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund.

Fundamental Investment Restrictions.    As more fully described in the Fund’s statement of additional information, under the Fund’s fundamental investment restrictions, the Fund may not: (1) issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder; (2) borrow money, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder; (3) invest in real estate, except that the Fund may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment funds and mortgage-backed securities; (4) make loans, except by the purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities and as otherwise permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder; (5) invest in physical commodities or contracts relating to physical commodities; (6) Act as an underwriter, except as it may be deemed to be an underwriter in a sale of securities held in its portfolio; (7) make any investment inconsistent with the Fund’s classification as a diversified investment company under the 1940 Act and the rules and interpretive positions of the SEC thereunder; (8) concentrate its investments in securities of companies in any particular industry as defined in the

1940 Act and the rules and interpretive positions of the SEC thereunder. This description of the Fund’s fundamental investment restrictions is a summary only and to the extent it differs from the discussion of fundamental investment restrictions contained in the Fund’s statement of additional information, the description in the statement of additional information controls.

These restrictions may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. All other investment policies of the Fund are considered non-fundamental and may be changed by the Board of Trustees without prior approval of the Fund’s outstanding voting shares, although the Fund will give shareholders at least 60 days’ notice of any changes to the Fund’s investment objective. See “Investment Restrictions” on page S-19 of the Fund’s statement of additional information.

Conflicts of Interest

Conflicts of interest may arise from the fact that Calamos and its affiliates carry on substantial investment activities for other clients, in which the Fund does not have an interest, some of which may have similar investment strategies as the Fund. Calamos or its affiliates may have financial incentives to favor certain of such accounts over the Fund. Any of their proprietary accounts and other customer accounts may compete with the Fund for specific trades. Calamos or its affiliates may give advice and recommend securities to, or buy or sell securities for, the Fund which advice or securities may differ from advice given to, or securities recommended or bought or sold for, other accounts and customers, even though their investment objectives may be the same as, or similar to, the Fund’s objectives. When two or more clients advised by Calamos or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the clients on a good faith equitable basis by Calamos in its discretion and in accordance with the client’s various investment objectives and Calamos’ procedures. In some cases, this system may adversely affect the price or size of the position the Fund may obtain or sell. In other cases, the Fund’s ability to participate in volume transactions may produce better execution for the Fund.

Calamos will evaluate a variety of factors in determining whether a particular investment opportunity or strategy is appropriate and feasible for the relevant account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ when applied to the Fund and relevant accounts under management in the context of any particular investment opportunity, the Fund’s investment activities, on the one hand, and other managed accounts, on the other hand, may differ considerably from time to time. In addition, the Fund’s fees and expenses will differ from those of the other managed accounts. Accordingly, investors should be aware that the Fund’s future performance and future performance of other accounts of Calamos may vary.

Situations may occur when the Fund could be disadvantaged because of the investment activities conducted by Calamos and its affiliates for its other funds or accounts. Such situations may be based on, among other things, the following: (1) legal or internal restrictions on the combined size of positions that may be taken for the Fund or the other accounts, thereby limiting the size of the Fund’s position; (2) the difficulty of liquidating an investment for the Fund or the other accounts where the market cannot absorb the sale of the combined position; or (3) limits on co-investing in negotiated transactions under the 1940 Act, as discussed further below.

Calamos and its principals, officers, employees, and affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on the Fund’s behalf. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees, and affiliates of Calamos that are the same as, different from, or made at a different time than positions taken for the Fund.

LEVERAGE

The Fund may issue preferred shares or debt securities or borrow to increase its assets available for investment. As of September 30, 2014, the Fund had $206 million in borrowings outstanding under the BNP Agreement and the SSB Agreement and used approximately $154 million of collateral obtained through securities lending arrangements as an offset against borrowings under the SSB Agreement, for a total of $360 million of leverage representing 28.1% of managed assets as of that date. As a non-fundamental policy, the Fund may not issue preferred shares or borrow money and issue debt securities with an aggregate liquidation preference and aggregate principal amount exceeding 38% of the Fund’s total assets, measured immediately after leverage is issued. However, the Board of Trustees reserves the right to issue preferred shares or debt securities or borrow to the extent permitted by the 1940 Act. The Fund generally will not issue preferred shares or debt securities or borrow unless Calamos expects that the Fund will achieve a greater return on such leverage than the additional costs the Fund incurs as a result of such leverage. The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions, which otherwise might require untimely dispositions of the Fund’s holdings. When the Fund leverages its assets, the fees paid to Calamos for investment management services will be higher than if the Fund did not leverage because Calamos’ fees are calculated based on the Fund’s managed assets, which include the proceeds of the issuance of preferred shares or debt securities or any outstanding borrowings. Consequently, the Fund and Calamos may have differing interests in determining whether to leverage the Fund’s assets. The Fund’s Board of Trustees monitors any such potential conflicts of interest on an ongoing basis.

The Fund’s use of leverage is premised upon the expectation that the Fund’s leverage costs will be lower than the return the Fund achieves on its investments with the leverage proceeds. Such difference in return may result from the Fund’s higher credit rating or the short-term nature of its borrowing compared to the long-term nature of its investments. Because Calamos seeks to invest the Fund’s managed assets (including the assets obtained from leverage) in the higher yielding portfolio investments or portfolio investments with the potential for capital appreciation, the holders of common shares will be the beneficiaries of any incremental return. Should the differential between the underlying assets and cost of leverage narrow, the incremental return “pick up” will be reduced. Furthermore, if long-term interest rates rise without a corresponding increase in the yield on the Fund’s portfolio investments or the Fund otherwise incurs losses on its investments, the Fund’s net asset value attributable to its common shareholders will reflect the decline in the value of portfolio holdings resulting therefrom.

Leverage creates risks which may adversely affect the return for the holders of common shares, including:

•	the likelihood of greater volatility of net asset value and market price of common shares;

•	fluctuations in the dividend rates on any preferred shares or in interest rates on borrowings and short-term debt;

•	increased operating costs, which are effectively borne by common shareholders, may reduce the Fund’s total return; and

•	the potential for a decline in the value of an investment acquired with borrowed funds, while the Fund’s obligations under such borrowing remains fixed.

Leverage is a speculative technique that could adversely affect the returns to common shareholders. Leverage can cause the Fund to lose money and can magnify the effect of any losses. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to common shareholders as dividends and other distributions will be reduced or potentially eliminated (or, in the case of distributions, will consist of return of capital).

Calamos may determine to maintain the Fund’s leveraged position if it expects that the long-term benefits to the Fund’s common shareholders of maintaining the leveraged position will outweigh the current reduced return.

Capital raised through the issuance of preferred shares or debt securities or borrowing will be subject to dividend payments or interest costs that may or may not exceed the income and appreciation on the assets purchased. The issuance of preferred shares involves offering expenses and other costs and may limit the Fund’s freedom to pay dividends on common shares or to engage in other activities. The Fund also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The Fund will pay, and common shareholders will bear, any costs and expenses relating to any borrowings by the Fund, including the financial leverage described above, as well as any additional leverage incurred as a result of any additional leverage secured as a result of this offering and to the issuance and ongoing maintenance of preferred shares or debt securities (for example, the higher management fee resulting from the use of any such leverage, and interest and/or dividend expense and ongoing maintenance). Net asset value will be reduced immediately following any additional offering of preferred shares or debt securities by the costs of that offering paid by the Fund.

The Board reserves the right to change the amount and type of leverage that the Fund uses, and reserves the right to implement changes to the Fund’s borrowings that it believes are in the best long-term interests of the Fund and its shareholders, even if such changes impose a higher interest rate or other costs or impacts over the intermediate, or short-term time period. There is no guarantee that the Fund will maintain leverage at the current rate, and the Board reserves the right to raise, decrease, or eliminate the Fund’s leverage exposure.

Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the Fund has an asset coverage of at least 200% of the liquidation value of the aggregate amount of outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the value of the Fund’s total assets). Under the 1940 Act, the Fund may only issue one class of senior securities representing equity. So long as preferred shares are outstanding, additional senior equity securities must rank on a parity with the preferred shares. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the net asset value of the Fund’s portfolio (determined after deducting the amount of such dividend or distribution) is at least 200% of such liquidation value. Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such borrowing the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the value of the Fund’s total assets). Under the 1940 Act, the Fund may only issue one class of senior securities representing indebtedness. Additionally, under the 1940 Act, the Fund generally may not declare any dividend or other distribution upon any class of its shares, or purchase any such shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be. This limitation does not apply to certain privately placed debt. The Fund may declare dividends on preferred shares as long as there is asset coverage of 200% after deducting the amount of the dividend. The holders of preferred shares or debt, on the one hand, and the holders of the common shares, on the other, may have interests that conflict with each other in certain situations. See “Description of Securities — Preferred Shares” and “Certain Provisions of the Agreement and Declaration of Trust and By-Laws.”

The Fund may be subject to certain restrictions on investments imposed by guidelines of rating agencies, which may issue ratings for any debt securities or preferred shares issued by the Fund in the future. These guidelines may impose asset coverage and portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund’s ability to pay dividends and distributions on common shares in certain instances. The Fund also may be required to pledge its assets to the lenders in connection with certain types of borrowings. Calamos does not anticipate that these covenants or restrictions would adversely affect its ability to manage the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Due to these covenants or restrictions, the Fund may be forced to liquidate investments at times and at prices that are not favorable to the Fund, or the Fund may be forced to forgo investments that Calamos otherwise views as favorable.

The extent to which the Fund employs leverage will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy depends on Calamos’ ability to predict correctly interest rates and market movements. There is no assurance that a leveraging strategy will be successful during any period in which it is employed.

Effects of Leverage

As of September 30, 2014, the Fund had $206 million in borrowings outstanding under the BNP Agreement and the SSB Agreement and used approximately $154 million of collateral obtained through securities lending arrangements as an offset against borrowings under the SSB Agreement, for a total of $360 million of leverage representing 28.1% of managed assets as of that date. Interest under the BNP Agreement is charged at a quarterly LIBOR (London Inter-bank Offered Rate) plus .65% on the amount borrowed and .55% on the undrawn balance. Interest on the SSB Agreement is charged on the drawn amount at the rate of Overnight LIBOR plus .80%, payable monthly in arrears. Interest on overdue amounts or interest on the drawn amount paid during an event of default will be charged at Overnight Libor plus 2.8%. The SSB Agreement has a commitment fee of .2% of any undrawn amount if the undrawn amount is more than 75% of the borrowing limit, otherwise the commitment fee on the undrawn amount is .1%, payable quarterly in arrears. As of September 30, 2014, the interest rates charged under the BNP Agreement and the SSB Agreement were 0.89% and 0.88%, respectively. The combined interest rate charged under the BNP Agreement and the SSB Agreement as of September 30, 2014 was 0.89%. “Net income” payments related to cash collateral under the Authorized Agreement was 0.44% as of that date, although this amount can vary based on changes in underlying interest rates.

To cover the interest expense on the borrowings under the BNP Agreement, the SSB Agreement, and the “net income” payments made with respect to securities lending collateral used to offset the borrowings under the SSB Agreement, based on rates in effect on September 30, 2014, the Fund’s portfolio would need to experience an annual return of 0.21%.

Leverage is a speculative technique that could adversely affect the returns to common shareholders. Leverage can cause the Fund to lose money and can magnify the effect of any losses. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to common shareholders as dividends and other distributions will be reduced or potentially eliminated.

The Fund will pay, and common shareholders will effectively bear, any costs and expenses relating to any borrowings and to the issuance and ongoing maintenance of preferred shares or debt securities. Such costs and expenses include the higher management fee resulting from the use of any such leverage, offering and/or issuance costs, and interest and/or dividend expense and ongoing maintenance.

Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund’s ability to pay dividends and distributions on common shares in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowings. The Fund may be subject to certain restrictions on investments imposed by rating agencies with respect to any preferred shares or short term debt instruments it issues. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.

Because Calamos’ investment management fee is a percentage of the Fund’s managed assets, Calamos’ fee will be higher if the Fund is leveraged and Calamos will have an incentive to be more aggressive and leverage the Fund. Consequently, the Fund and Calamos may have differing interests in determining whether to leverage the Fund’s assets. Any additional use of leverage by the Fund would require approval by the Board of Trustees of the Fund. In considering whether to approve the use of additional leverage, the Board would be presented with all relevant information necessary to make a determination whether or not additional leverage would be in the best interests of the Fund, including information regarding any potential conflicts of interest.

The following table illustrates the hypothetical effect on the return to a holder of the Fund’s common shares of the leverage obtained by us. The purpose of this table is to assist you in understanding the effects of leverage. As the table shows, leverage generally increases the return to shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed Portfolio Return (Net of Expenses)	(10)%	(5)%	0%	5%	10%
Corresponding Common Share Return(1)	(14.19)%	(7.24)%	(0.29)%	6.66%	13.61%

(1)	Includes interest expense on the borrowings under the BNP Agreement and the SSB Agreement, accrued at an interest rate in effect on September 30, 2014 of 0.89% and 0.88%, respectively.

For further information about leveraging, see “Risk Factors — Additional Risks to Common Shareholders — Leverage.”

INTEREST RATE TRANSACTIONS

In order to reduce the interest rate risk inherent in the Fund’s underlying investments and capital structure, the Fund, if Calamos deems market conditions favorable, may enter into over-the-counter interest rate swap or cap transactions to attempt to protect itself from increasing dividend or interest expenses on its leverage and to hedge portfolio securities from interest rate changes. Interest rate swaps involve the Fund’s agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty agreeing to pay the Fund a payment at a variable rate that is expected to approximate the rate of any variable rate payment obligation on the Fund’s leverage. The payment obligations would be based on the notional amount of the swap.

The Fund may use an interest rate cap, which would require it to pay a premium to the counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount of such cap. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on common share net earnings as a result of leverage.

The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to segregate with its custodian cash or liquid securities having a value at least equal to the Fund’s net payment obligations under any swap transaction, marked-to-market daily.

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund’s use of interest rate swaps or caps could enhance or harm the overall performance of the Fund’s common shares. To the extent that there is a decline in interest rates for maturities equal to the remaining maturity on the Fund’s fixed rate payment obligation under the interest rate swap or equal to the remaining term of the interest rate cap, the value of the swap or cap (which initially has a value of zero) could decline, and could result in a decline in the net asset value of the common shares. If, on the other hand, such rates were to increase, the value of the swap or cap could increase, and thereby increase the net asset value of the common shares. As interest rate swaps or caps approach their maturity, their positive or negative value due to interest rate changes will approach zero.

In addition, if the short-term interest rates effectively received by the Fund during the term of an interest rate swap are lower than the Fund’s fixed rate of payment on the swap, the swap will increase the Fund’s operating expenses and reduce common share net earnings. For example, if the Fund were to (A) issue preferred shares representing 33% of the Fund’s total assets and (B) enter into one or more interest rate swaps in a notional amount equal to 75% of its outstanding preferred shares under which the Fund would receive a short-term swap rate of 5.12% and pay a fixed swap rate of 5.35% over the term of the swap, the swap would effectively increase Fund expenses and reduce Fund common share net earnings by approximately 0.09% as a percentage of net assets attributable to common shareholders and approximately 0.06% as a percentage of managed assets. If, on the other hand, the short-term interest rates effectively received by the Fund are higher than the Fund’s fixed rate of payment on the interest rate swap, the swap would enhance common share net earnings. In either case, the swap would have the effect of reducing fluctuations in the Fund’s cost of leverage due to changes in short-term interest rates during the term of the swap. The example above is purely for illustrative purposes and is not predictive of the actual percentage of the Fund’s leverage that will be hedged by a swap, the actual fixed rates that the Fund will pay under the swap (which will depend on market interest rates for the applicable maturities at the time the Fund enters into swaps) or the actual short-term rates that the Fund will receive on any swaps (which fluctuate frequently during the term of the swap, and may change significantly from initial levels), or the actual impact such swaps will have on the Fund’s expenses and common share net earnings.

Buying interest rate caps could enhance the performance of the Fund’s common shares by providing a maximum leverage expense. Buying interest rate caps could also increase the operating expenses of the Fund and decrease the net earnings of the common shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay on its preferred shares due to increases in short-term interest rates during the term of the cap had it not entered into the cap agreement. The Fund has no current intention of selling an interest rate swap or cap. The Fund will monitor any interest rate swaps or caps with a view to ensuring that it remains in compliance with the federal income tax requirements for qualification as a regulated investment company.

Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps and caps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend or interest payments on the Fund’s leverage. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the common shares.

The Fund will not enter into an interest rate swap or cap transaction with any counterparty that Calamos believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, Calamos will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund’s investments.

In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund’s common shares.

The Fund may choose or be required to redeem some or all preferred shares or prepay any borrowings. This redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in a termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund.

RISK FACTORS

Investing in any of our securities involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing in any of our securities you should consider carefully the following risks, as well as any risk factors included in the applicable prospectus supplement.

Fund Risks

General.    The Fund is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading tool. The Fund invests in a diversified portfolio of convertible securities and non-convertible income securities. An investment in the Fund’s common shares may be speculative and it involves a high degree of risk. The Fund is not a complete investment program. Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objective.

Convertible Securities Risk.    The Fund is not limited in the percentage of its assets invested in convertible securities, and investment in convertible securities form an important part of the Fund’s investment strategies. The value of a convertible security is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” A convertible security’s investment value tends to decline as prevailing interest rate levels increase. Conversely, a convertible security’s investment value increases as prevailing interest rate levels decline.

However, a convertible security’s market value will also be influenced by its “conversion price,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. A convertible security’s conversion price tends to increase as the price of the underlying common stock increases, and decrease as the price of the underlying common stock decreases. As the market price of the underlying common stock declines such that the conversion price is substantially below the investment value of the convertible security, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, the convertible security may not decline in price to the same extent as the underlying common stock. If the market price of the underlying common stock increases to a point where the conversion value approximates or exceeds the investment value, the price of the convertible security tends to be influenced more by the market price of the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before the company’s common stockholders. Consequently, an issuer’s convertible securities generally entail less risk than its common stock.

Synthetic Convertible Securities Risk.    The value of a synthetic convertible security may respond differently to market fluctuations than a convertible security because a synthetic convertible is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Non-Convertible Income Securities.    The Fund will also invest in non-convertible income securities. The Fund’s investments in non-convertible income securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

High Yield Securities Risk.    Investment in high yield securities involves substantial risk of loss. Below investment grade non-convertible debt securities or comparable unrated securities are commonly referred to as “junk bonds” and are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the Fund is subject to the following specific risks:

•	increased price sensitivity to changing interest rates and to a deteriorating economic environment;

•	greater risk of loss due to default or declining credit quality;

•	adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and

•	if a negative perception of the high yield market develops, the price and liquidity of high yield securities may be depressed. This negative perception could last for a significant period of time.

Debt securities rated below investment grade are speculative with respect to the capacity of the issuer to pay interest and repay principal in accordance with the terms of such securities. A rating of C from Moody’s means that the issue so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Standard & Poor’s assigns a rating of C to issues that are currently highly vulnerable to nonpayment, and the C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on the obligation are being continued (a C rating is also assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying). See the statement of additional information for a description of Moody’s and Standard & Poor’s ratings.

Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of high yield securities outstanding has proliferated in the past decade as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Similarly, down-turns in profitability in specific industries could adversely affect the ability of high yield issuers in those industries to meet their obligations. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower quality securities may have an adverse effect on the Fund’s net asset value and the market value of its common shares. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer’s assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular security when necessary to meet its liquidity needs. There are fewer dealers in the market for high yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s net asset value.

Because investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the Fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

If the Fund invests in high yield securities that are rated C or below, the Fund will incur significant risk in addition to the risks associated with investments in high yield securities and corporate loans. Distressed securities frequently do not produce income while they are outstanding. The Fund may purchase distressed securities that are in default or the issuers of which are in bankruptcy. The Fund may be required to bear certain extraordinary expenses in order to protect and recover its investment.

Interest Rate Risk.    Fixed income securities, including high yield securities, are subject to certain common risks, including:

•	if interest rates go up, the value of debt securities in the Fund’s portfolio generally will decline;

•

during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer;

•

during periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk; and

•	market interest rates currently are near historically low levels.

Default Risk.    Default risk refers to the risk that a company that issues a debt security will be unable to fulfill its obligations to repay principal and interest. The lower a debt security is rated, the greater its default risk.

Leverage Risk.     The Fund has issued indebtedness and may issue preferred shares or borrow money or issue debt securities as permitted by the 1940 Act. As of September 30, 2014, the Fund has leverage in the form of borrowings from SSB and BNP. The Fund’s use of leverage creates risk. As a non-fundamental policy, the Fund may not issue preferred shares or borrow money and issue debt securities with an aggregate liquidation preference and aggregate principal amount exceeding 38% of the Fund’s total assets. However, the Board of Trustees reserves the right to issue preferred shares or borrow to the extent permitted by the 1940 Act. See “Leverage.”

Leverage creates risks which may adversely affect the return for the holders of common shares, including:

•	the likelihood of greater volatility of net asset value and market price of the Fund’s common shares;

•	fluctuations in the dividend rates on any preferred shares or in interest rates on borrowings and short-term debt;

•	increased operating costs, which are effectively borne by common shareholders, may reduce the Fund’s total return; and

•	the potential for a decline in the value of an investment acquired with borrowed funds, while the Fund’s obligations under such borrowing or preferred shares remain fixed.

The Fund’s use of leverage is premised upon the expectation that the Fund’s preferred share dividends or borrowing cost will be lower than the return the Fund achieves on its investments with the proceeds of the issuance of preferred shares or debt securities or borrowing. Such difference in return may result from the Fund’s higher credit rating or the short-term nature of its borrowing compared to the long-term nature of its investments. Because Calamos seeks to invest the Fund’s managed assets (including the assets obtained from leverage) in the higher yielding portfolio investments or portfolio investments with the potential for capital appreciation, the holders of common shares will be the beneficiaries of the incremental return. Should the differential between the underlying assets and cost of leverage narrow, the incremental return “pick up” will be reduced. Furthermore, if long-term interest rates rise without a corresponding increase in the yield on the Fund’s portfolio investments or the Fund otherwise incurs losses on its investments, the Fund’s net asset value attributable to its common shareholders will reflect the decline in the value of portfolio holdings resulting therefrom.

Leverage is a speculative technique that could adversely affect the returns to common shareholders. Leverage can cause the Fund to lose money and can magnify the effect of any losses. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to common shareholders as dividends and other distributions will be reduced or potentially eliminated.

The Fund will pay, and common shareholders will effectively bear, any costs and expenses relating to any borrowings and to the issuance and ongoing maintenance of preferred shares or debt securities. Such costs and expenses include the higher management fee resulting from the use of any such leverage, offering and/or issuance costs, and interest and/or dividend expense and ongoing maintenance.

Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund’s ability to pay dividends and distributions on common shares in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowings. The Fund may be subject to certain restrictions on investments imposed by rating agencies with respect to any preferred shares or short term debt instruments it issues. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.

If the Fund’s ability to make dividends and distributions on its common shares is limited, such limitation could, under certain circumstances, impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company, which would have adverse tax consequences for common shareholders. To the extent that the Fund is required, in connection with maintaining 1940 Act asset coverage requirements or otherwise, or elects to redeem any preferred shares or debt securities or prepay any borrowings, the Fund may need to liquidate investments to fund such redemptions or prepayments. Liquidation at times of adverse economic conditions may result in capital loss and reduce returns to common shareholders.

Because Calamos’ investment management fee is a percentage of the Fund’s managed assets, Calamos’ fee will be higher if the Fund is leveraged and Calamos will have an incentive to be more aggressive and leverage the Fund. Consequently, the Fund and Calamos may have differing interests in determining whether to leverage the Fund’s assets. Any additional use of leverage by the Fund would require approval by the Board of Trustees of the Fund. In considering whether to approve the use of additional leverage, the Board would be presented with all relevant information necessary to make a determination whether or not additional leverage would be in the best interests of the Fund, including information regarding any potential conflicts of interest.

Liquidity Risk.    Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. Investment of the Fund’s assets in illiquid securities may restrict the Fund’s ability to take advantage of market opportunities. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and Calamos’ judgment may play a greater role in the valuation process. The risks associated with illiquid securities may be particularly acute in situations in which the Fund’s operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.

Foreign Securities Risk.    Investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S. investments in one region or in the securities of emerging market issuers. These risks may include:

•	less information may be available about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices;

•

many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Calamos may not be able to sell the Fund’s portfolio securities at times, in amounts and at prices it considers reasonable;

•	an adverse effect of currency exchange rates or controls on the value of the Fund’s investments;

•	the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession;

•	economic, political and social developments may adversely affect the securities markets, including expropriation and nationalization;

•	the difficulty in obtaining or enforcing a court judgment in non-U.S. countries;

•	restrictions on foreign investments in non-U.S. jurisdictions;

•	difficulties in effecting the repatriation of capital invested in non-U.S. countries; and

•	withholding and other non-U.S. taxes may decrease the Fund’s return.

There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the United States. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the United States. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity.

Economies and social and political conditions in individual countries may differ unfavorably from those in the United States. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries. Unanticipated political or social developments may also affect the values of the Fund’s investments and the availability to the Fund of additional investments in such countries.

Emerging Markets Risk.    Investments in foreign securities may include investments in securities of foreign issuers located in less developed countries, which are sometimes referred to as emerging markets. Emerging market countries may have relatively unstable governments and economies based on only a few industries, which may cause greater instability. The value of emerging market securities will likely be particularly sensitive to changes in the economies of such countries (such as reversals of economic liberalization, political unrest or changes in trading status). These countries are also more likely to experience higher levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

Risks Associated with Options.    There are several risks associated with transactions in options. For example, there are significant differences between the securities markets and options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The Fund’s ability to utilize options successfully will depend on Calamos’ ability to predict pertinent market movements, which cannot be assured.

The Fund may sell options on individual securities and securities indices. All calls sold by the Fund must be “covered.” Even though the Fund will receive the option premium to help protect it against loss, a call option sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold. In addition, a loss on a call option sold may be greater than the premium received. The Fund may purchase and sell put options on individual securities and securities indices. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price. A put option written by the Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.

Counterparty Risk.    The Fund will be subject to credit risk with respect to the counterparties to any derivative contracts purchased or sold by the Fund. In the past, broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution. Although Calamos monitors the creditworthiness of the Fund’s counterparties, there can be no assurance that the Fund’s counterparties will not experience similar difficulties, possibly resulting in losses to the Fund. If a counterparty becomes bankrupt, or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. Material exposure to a single or small group of counterparties increases the Fund’s counterparty risk.

REIT Risk.    Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, REITs have been more volatile in price than the larger capitalization stocks included in Standard & Poor’s 500 Stock Index.

Management Risk.    Calamos’ judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy may prove to be incorrect.

Tax Risk.    The Fund may invest in certain securities, such as certain convertible securities, for which the federal income tax treatment may not be clear or may be subject to re-characterization by the Internal Revenue Service. It could be more difficult for the Fund to comply with the federal income tax requirements applicable to regulated investment companies if the tax characterization of the Fund’s investments or the tax treatment of the income from such investments were successfully challenged by the Internal Revenue Service. See “Certain Federal Income Tax Matters.”

Antitakeover Provisions.    The Fund’s Agreement and Declaration of Trust and By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, and super-majority voting requirements for certain transactions with affiliates, converting the Fund to an open-end investment company or a merger, asset sale or similar transaction. Holders of preferred shares have voting rights in addition to and separate from the voting rights of common shareholders with respect to certain of these matters. See “Description of Shares — Preferred Shares” and “Certain Provisions of the Agreement and Declaration of Trust and By-Laws.” The holders of preferred shares, on the one hand, and the holders of the common shares, on the other, may have interests that conflict in these situations.

Market Disruption Risk.    Certain events have a disruptive effect on the securities markets, such as terrorist attacks, war and other geopolitical events, earthquakes, storms and other disasters. The Fund cannot predict the effects of similar events in the future on the U.S. economy or any foreign economy.

Recent Market Events.    In the recent past, domestic and international markets have experienced acute turmoil due to a variety of factors, including economic unrest in Italy, Greece, Spain, Ireland, Portugal and other European Union countries. This turmoil resulted in unusual and extreme volatility in the equity and debt markets, in the prices of individual securities and in the world economy. In addition, many governments or quasi-governmental organizations throughout the world responded to the turmoil with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies could increase the volatility in the equity and debt markets. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. These market conditions and continuing economic risks could have a significant effect on the domestic and international economies, and could add significantly to the risk of short-term volatility in the Fund.

Additional Risks to Common Shareholders

Generally, an investment in common shares is subject to the following risks:

Interest Rate Transactions Risk.    The Fund may enter into an interest rate swap or cap transaction to attempt to protect itself from increasing dividend or interest expenses on its leverage resulting from increasing short-term interest rates and to hedge its portfolio securities. A decline in interest rates may result in a decline in the value of the swap or cap, which may result in a decline in the net asset value of the Fund.

Depending on the state of interest rates in general, the Fund’s use of interest rate swap or cap transactions could enhance or harm the overall performance of the common shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the common shares. In addition, if the counterparty to an interest rate swap or cap defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend or interest payments on the Fund’s leverage.

Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the common shares. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If either of these events occurs, it could have a negative impact on the performance of the common shares.

If the Fund fails to maintain a required 200% asset coverage of the liquidation value of any outstanding preferred shares or if the Fund loses its rating on its preferred shares or fails to maintain other covenants with respect to the preferred shares, the Fund may be required to redeem some or all of the preferred shares. Similarly, the Fund could be required to prepay the principal amount of any debt securities or other borrowings. Such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of a swap could result in a termination payment by or to the Fund. Early termination of a cap could result in a termination payment to the Fund. The Fund intends to segregate with its custodian cash or liquid securities having a value at least equal to the Fund’s net payment obligations under any swap transaction, marked-to-market daily.

Reduction of Leverage Risk.    We have previously taken, and may in the future take, action to reduce the amount of leverage employed by the Fund. Reduction of the leverage employed by the Fund, including by redemption of preferred shares will in turn reduce the amount of assets available for investment in portfolio securities. This reduction in leverage may negatively impact our financial performance, including our ability to sustain current levels of distributions on common shares.

The Board reserves the right to change the amount and type of leverage that the Fund uses, and reserves the right to implement changes to the Fund’s borrowings that it believes are in the best long-term interests of the Fund and its shareholders, even if such changes impose a higher interest rate or other costs or impacts over the intermediate, or short-term time period. There is no guarantee that the Fund will maintain leverage at the current rate, and the Board reserves the right to raise, decrease, or eliminate the Fund’s leverage exposure.

Market Impact Risk.    The sale of our common shares (or the perception that such sales may occur) may have an adverse effect on prices in the secondary market for our common shares. An increase in the number of common shares available may put downward pressure on the market price for our common shares. These sales also might make it more difficult for us to sell additional equity securities in the future at a time and price we deem appropriate.

Diminished Voting Power and Excess Cash Risk.    The voting power of current shareholders will be diluted to the extent that current shareholders do not purchase shares in any future common share offerings or do not purchase sufficient shares to maintain their percentage interest. In addition, if we are unable to invest the proceeds of such offering as intended, our per share distribution may decrease and we may not participate in market advances to the same extent as if such proceeds were fully invested as planned.

Market Discount Risk.    The Fund’s common shares have traded both at a premium and at a discount in relation to net asset value. Shares of closed-end investment companies frequently trade at a discount from net asset value, but in some cases trade above net asset value. The risk of the common shares trading at a discount is a risk separate from the risk of a decline in the Fund’s net asset value as a result of investment activities. The Fund’s net asset value may be reduced immediately following this offering by the offering costs for common shares or other securities, which will be borne entirely by all common shareholders.

Whether shareholders will realize a gain or loss upon the sale of the Fund’s common shares depends upon whether the market value of the shares at the time of sale is above or below the price the shareholder paid, taking into account transaction costs for the shares, and is not directly dependent upon the Fund’s net asset value. Because the market value of the Fund’s common shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its common shares will trade at, below or above net asset value, or below or above the public offering price for the common shares.

Additional Risks to Senior Security Holders

Additional risks of investing in senior securities include the following:

Generally, an investment in preferred shares (including exchange-listed preferred shares) or debt securities (collectively, “senior securities”) is subject to the following risks:

Interest Rate Risk.    Rising market interest rates could impact negatively the value of our investment portfolio, reducing the amount of assets serving as asset coverage for the senior securities.

Preferred Share Liquidation Preference Risk.    Preferred shares will be junior in liquidation and with respect to distribution rights to debt securities and any other borrowings. Senior securities representing indebtedness may constitute a substantial lien and burden on preferred shares by reason of their prior claim against our income and against our net assets in liquidation. We may not be permitted to declare dividends or other distributions with respect to any series of preferred shares unless at such time we meet applicable asset coverage requirements and the payment of principal or interest is not in default with respect to any borrowings.

Ratings and Asset Coverage Risk.    To the extent that senior securities are rated, a rating does not eliminate or necessarily mitigate the risks of investing in our senior securities, and a rating may not fully or accurately reflect all of the credit and market risks associated with that senior security. A rating agency could downgrade the rating of our shares of preferred stock or debt securities, which may make such securities less liquid in the secondary market, though probably with higher resulting interest rates. If a rating agency downgrades the rating assigned to a senior security, we may alter our portfolio or redeem the senior security. We may voluntarily redeem senior securities under certain circumstances.

Inflation Risk.    Inflation is the reduction in the purchasing power of money resulting from an increase in the price of goods and services. Inflation risk is the risk that the inflation adjusted or “real” value of an investment in preferred stock or debt securities or the income from that investment will be worth less in the future. As inflation occurs, the real value of the preferred stock or debt securities and the dividend payable to holders of preferred stock or interest payable to holders of debt securities declines.

Decline in Net Asset Value Risk.    A material decline in our NAV may impair our ability to maintain required levels of asset coverage for any preferred securities or debt securities we may issue in the future.

Secondary Market Risk.    The market value of exchange-listed preferred shares that the Fund may issue will be determined by factors such as the relative demand for and supply of the preferred shares in the market, general market conditions and other factors beyond the control of the Fund. Because the Fund has no prior trading history for preferred shares, it is difficult to predict the trading patterns of preferred shares, including the effective costs of trading. There is a risk that the market for preferred shares may be thinly traded and relatively illiquid compared to the market for other types of securities.

Market Discount Risk.    The market price of exchanged-listed preferred shares that the Fund may issue may also be affected by such factors as the Fund’s use of leverage, dividend stability, portfolio credit quality, liquidity, and the Fund’s dividends paid (which are, in turn, affected by expenses), call protection for portfolio securities and interest rate movements.

Early Redemption Risk.    The Fund may voluntarily redeem preferred shares or may be forced to redeem preferred shares to meet regulatory requirements and the asset coverage requirements of the preferred shares. Such redemptions may be at a time that is unfavorable to holders of the preferred shares.

MANAGEMENT OF THE FUND

Trustees and Officers

The Fund’s Board of Trustees provides broad supervision over the affairs of the Fund. The officers of the Fund are responsible for the Fund’s operations. Currently, there are six Trustees of the Fund, one of whom is an “interested person” of the Fund (as defined in the 1940 Act) and five of whom are not “interested persons.” The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the statement of additional information.

Investment Adviser

The Fund’s investments are managed by Calamos, 2020 Calamos Court, Naperville, Illinois. On September 30, 2014, Calamos managed approximately $24.5 billion in assets of individuals and institutions. Calamos is a wholly-owned subsidiary of CILLC and indirect subsidiary of Calamos Asset Management, Inc., a publicly traded holding company whose shares are listed on the NASDAQ exchange under the ticker symbol “CLMS.”

Investment Management Agreement

Subject to the overall authority of the Board of Trustees, Calamos regularly provides the Fund with investment research, advice and supervision and furnishes continuously an investment program for the Fund. In addition, Calamos furnishes for use of the Fund such office space and facilities as the Fund may require for its reasonable needs, supervises the Fund’s business and affairs and provides the following other services on behalf of the Fund and not provided by persons not a party to the investment management agreement: (a) preparing or assisting in the preparation of reports to and meeting materials for the Trustees; (b) supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of, accounting agents, custodians, depositories, transfer agents and pricing agents, accountants, attorneys, printers, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable to Fund operations; (c) assisting in the preparation and making of filings with the SEC and other regulatory and self-regulatory organizations, including, but not limited to, preliminary and definitive proxy materials, registration statements on Form N-2 and amendments thereto, and reports on Form N-SAR and Form N-CSR; (d) overseeing the tabulation of proxies by the Fund’s transfer agent; (e) assisting in the preparation and filing of the Fund’s federal, state and local tax returns; (f) assisting in the preparation and filing of the Fund’s federal excise tax return pursuant to Section 4982 of the Code; (g) providing assistance with investor and public relations matters; (h) monitoring the valuation of portfolio securities and the calculation of net asset value; (i) monitoring the registration of shares of beneficial interest of the Fund under applicable federal and state securities laws; (j) maintaining or causing to be maintained for the Fund all books, records and reports and any other information required under the 1940 Act, to the extent that such books, records and reports and other information are not maintained by the Fund’s custodian or other agents of the Fund; (k) assisting in establishing the accounting policies of the Fund; (l) assisting in the resolution of accounting issues that may arise with respect to the Fund’s operations and consulting with the Fund’s independent accountants, legal counsel and the Fund’s other agents as necessary in connection therewith; (m) reviewing the Fund’s bills; (n) assisting the Fund in determining the amount of dividends and distributions available to be paid by the Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and (o) otherwise assisting the Fund as it may reasonably request in the conduct of the Fund’s business, subject to the direction and control of the Trustees.

Under the investment management agreement, the Fund pays to Calamos a fee based on the average weekly managed assets that is computed weekly and paid on a monthly basis. The fee paid by the Fund is at the annual rate of 0.80% of average weekly managed assets. Because the fees paid to Calamos are determined on the basis of the Fund’s managed assets, the amount of management fees paid to Calamos when the Fund uses leverage will be higher than if the Fund did not use leverage. Therefore, Calamos has a financial incentive to use leverage, which creates a conflict of interest between Calamos and the Fund’s common shareholders. A discussion regarding the basis of the approval of the Investment Management Agreement is available in the Fund’s annual report for the year ended October 31, 2013.

Under the terms of its investment management agreement, except for the services and facilities provided by Calamos as set forth therein, the Fund shall assume and pay all expenses for all other Fund operations and activities and shall reimburse Calamos for any such expenses incurred by Calamos. The expenses borne by the Fund shall include, without limitation: (a) organization expenses of the Fund (including out-of-pocket expenses, but not including Calamos’ overhead or employee costs); (b) fees payable to Calamos; (c) legal expenses; (d) auditing and accounting expenses; (e) maintenance of books and records that are required to be maintained by the Fund’s custodian or other agents of the Fund; (f) telephone, telex, facsimile, postage and other communications expenses; (g) taxes and governmental fees; (h) fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations and the expense of attendance at professional meetings of such organizations; (i) fees and expenses of accounting agents, custodians, subcustodians, transfer agents, dividend disbursing agents and registrars; (j) payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; (k) expenses of preparing share certificates; (l) expenses in connection with the issuance, offering, distribution, sale, redemption or repurchase of securities issued by the Fund; (m) expenses relating to investor and public relations provided by parties other than Calamos; (n) expenses and fees of registering or qualifying shares of beneficial interest of the Fund for sale; (o) interest charges, bond premiums and other insurance expenses; (p) freight, insurance and other charges in connection with the shipment of the Fund’s portfolio securities; (q) the compensation and all expenses (specifically including travel expenses relating to Fund business) of Trustees, officers and employees of the Fund who are not affiliated persons of Calamos; (r) brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; (s) expenses of printing and distributing reports, notices and dividends to shareholders; (t) expenses of preparing and setting in type, printing and mailing prospectuses and statements of additional information of the Fund and supplements thereto; (u) costs of stationery; (v) any litigation expenses; (w) indemnification of Trustees and officers of the Fund; (x) costs of shareholders’ and other meetings; (y) interest on borrowed money, if any; and (z) the fees and other expenses of listing the Fund’s shares on the NASDAQ or any other national stock exchange.

Portfolio Managers

John P. Calamos, Sr.  During the past five years, John P. Calamos, Sr. has been President and Trustee of the Calamos Investment Trust (“Trust”) and Chairman, CEO and Global Co-CIO of CALAMOS ADVISORS as of August 31, 2012, prior thereto he was Chairman, CEO and Co-CIO of CALAMOS ADVISORS and its predecessor company.

Gary D. Black.  Gary D. Black became the Executive Vice President and Global Co-CIO of CALAMOS ADVISORS as of August 31, 2012. Mr. Black served as Chief Executive Officer and Chief Investment Officer, and was a Founding Member of Black Capital LLC from July 2009 until August 2012, prior thereto, Mr. Black served as Chief Executive Officer of Janus Capital Group from January 2006 through July 2009.

Nick Niziolek.  Nick Niziolek joined CALAMOS ADVISORS in March 2005 and has been a Co-Portfolio Manager, Co-Head of Research since August 2013. Between March 2013 and August 2013 he was a Co-Portfolio Manager. Between March 2005 and March 2013 he was a senior strategy analyst.

Jon Vacko.  Jon Vacko joined CALAMOS ADVISORS in 2000 and has been a Co-Portfolio Manager, Co-Head of Research since August 2013. Previously, he was a Co-Head of Research and Investments from July 2010 to August 2013, prior thereto he was a senior strategy analyst between July 2002 and July 2010.

Dennis Cogan.  Dennis Cogan joined CALAMOS ADVISORS in March 2005 and since March 2013 is a Co-Portfolio Manager. Between March 2005 and March 2013 he was a senior strategy analyst.

John Hillenbrand.  John Hillenbrand joined CALAMOS ADVISORS in 2002 and since March 2013 is a Co-Portfolio Manager. Between August 2002 and March 2013 he was a senior strategy analyst.

Jeremy Hughes.  Jeremy Hughes joined CALAMOS ADVISORS in June 2013 as a Co-Portfolio Manager. Prior thereto, Mr. Hughes was a Vice President and Senior High Yield Portfolio Manager at Aviva Investors since 2008.

Steve Klouda.  Steve Klouda joined CALAMOS ADVISORS in 1994 and has been a Co-Portfolio Manager since March 2013. Between July 2002 and March 2013 he was a senior strategy analyst.

Christopher Langs.  Christopher Langs joined CALAMOS ADVISORS in June 2013 as a Co-Portfolio Manager. Prior thereto, Mr. Langs was a Vice President and Senior High Yield Portfolio Manager at Aviva Investors since 2006.

Eli Pars.  Eli Pars joined CALAMOS ADVISORS in May 2013 as a Co-Portfolio Manager. Previously, he was a Portfolio Manager at Chicago Fundamental Investment Partners from February 2009 until November 2012. Prior thereto, Mr. Pars was President at Mulligan Partners LLC from October 2006 until February 2009.

Calamos Advisors employs a team approach to portfolio management, led by the Global Co-Chief Investment Officers (“Global Co-CIOs”) and comprised generally of the Global Co-CIOs and Co-Portfolio Managers. The Global Co-CIOs and Co-Portfolio Managers are supported by and lead a team of investment professionals whose valuable contributions create a synergy of expertise that can be applied across many different investment strategies. Co-Portfolio Managers are supported by a team of sector analysts making recommendations based upon rigorous fundamental research.

CALAMOS ADVISORS has an Investment Committee (“Investment Committee”) that performs the following functions:

•	Establishment of top-down global macroeconomic views

•	Discussion of sector, thematic and geographic positioning across strategies

•	Oversight of risk management across strategies

•	Monitoring and evaluation of investment performance

•	Evaluation and recommendation of enhancements to the investment process

The Investment Committee operates as a team and consists of our Global Co-CIOs, who will lead the Committee, and a select group of senior investment professionals. Other members of the investment team will also participate in Committee meetings in connection with specific investment related issues or topics as deemed appropriate. Membership of the Investment Committee may be modified to ensure we adapt to dynamic economic, capital market and investment environments as well as incorporate diverse views into our investment process.

John P. Calamos, Sr. and Gary D. Black, Global Co-CIOs of CALAMOS ADVISORS, generally focus on firm-wide risk management and the top-down approach of diversification by country and industry sector and macro-level investment themes. As Global Co-CIOs, Messrs. John P. Calamos, Sr. and Gary D. Black direct the team’s focus on the macro themes upon which the portfolio’s strategy is based. The team, as a whole, implements the investment strategies, under the general direction and supervision of the Global Co-CIOs and the Co-Portfolio Managers. John P. Calamos, Sr. and Gary D. Black, are responsible for the day-to-day management of the team, bottom-up research efforts and strategy implementation. Nick Niziolek, Jon Vacko, Dennis Cogan, John Hillenbrand, Jeremy Hughes, Steve Klouda, Christopher Langs, and Eli Pars are each Co-Portfolio Managers. The Global Co-CIOs and Co-Portfolio Managers are referred to collectively as “Team Leaders.”

For over 20 years, the Calamos portfolio management team has managed money for their clients in convertible, high yield and global strategies. Furthermore, Calamos has extensive experience investing in foreign markets through its convertible securities and high yield securities strategies. Such experience has included investments in established as well as emerging foreign markets. The Fund’s statement of additional information provides additional information about the Team Leaders, including other accounts they manage, their ownership in the Calamos Family of Funds and their compensation.

Fund Accounting

Under the arrangements with State Street to provide fund accounting services, State Street provides certain administrative and accounting services to the Fund and such other funds advised by Calamos that may be part of those arrangements (the Fund and such other funds are collectively referred to as the “Calamos Funds”) as described more fully in the statement of additional information. For the services rendered to the Calamos Funds, State Street receives fees based on the combined managed assets of the Calamos Funds (“Combined Assets”). Each fund of the Calamos Funds pays its pro-rata share of the fees payable to State Street described below based on relative managed assets of each fund. State Street receives a fee at the annual rate of .005% for the first $20.0 billion of Combined Assets, .004% for the next $10.0 billion of Combined Assets and .003% for the Combined Assets in excess of $30.0 billion. Because the fees payable to State Street are based on the managed assets of the Calamos Funds, the fees increase as the Calamos Funds increase their leverage.

In addition, pursuant to an agreement, Calamos is obligated to provide certain other financial accounting services to the Calamos Funds described more fully in the statement of additional information. For those services, Calamos receives a fee at the annual rate of 0.0175% on the first $1 billion of Combined Assets; 0.0150% on the next $1 billion of Combined Assets; and 0.0110% on Combined Assets above $2 billion (“financial accounting service fee”). Each fund of the Calamos Funds will pay its pro rata share of the financial accounting service fee to Calamos based on the fund’s portion of the Combined Assets.

CLOSED-END FUND STRUCTURE

The Fund is a diversified, closed-end management investment company (commonly referred to as a closed-end fund) which commenced investment operations in June 2002. Closed-end funds differ from open-end management investment companies (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at “net asset value.” Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The Fund is presently engaged in a continuous at the market offering of its common shares as described in the prospectus supplement. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund’s investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives and also have greater flexibility to make certain types of investments and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

Shares of closed-end funds frequently trade at a discount to their net asset value. To the extent the common shares do trade at a discount, the Fund’s Board of Trustees may from time to time engage in open-market repurchases or tender offers for shares after balancing the benefit to shareholders of the increase in the net asset value per share resulting from such purchases against the decrease in the assets of the Fund and potential increase in the expense ratio of expenses to assets of the Fund. The Board of Trustees believes that in addition to the beneficial effects described above, any such purchases or tender offers may result in the temporary narrowing of any discount but will not have any long-term effect on the level of any discount. We cannot guarantee or assure, however, that the Fund’s Board of Trustees will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per share. The Board of Trustees might also consider converting the Fund to an open-end mutual fund, which would also require a vote of the shareholders of the Fund. Conversion of the Fund to an open-end mutual fund would require an amendment to the Fund’s Declaration of Trust. Such an amendment would require the favorable vote of the holders of at least 75% of the Fund’s outstanding shares (including any preferred shares) entitled to be voted on the matter, voting as a single class (or a majority of such shares if the amendment were previously approved, adopted or authorized by 75% of the total number of Trustees fixed in accordance with the Bylaws), and, assuming preferred shares are issued, the affirmative vote of a majority of outstanding preferred shares, voting as a separate class.

CERTAIN FEDERAL INCOME TAX MATTERS

The following is a general summary of certain federal income tax considerations affecting us and our security holders. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances or those who are subject to special rules, such as banks, thrift institutions and certain other financial institutions, REITs, regulated investment companies, insurance companies, brokers and dealers in securities or currencies, certain securities traders, tax-exempt investors, individual retirement accounts, certain tax-deferred accounts, and foreign investors. Tax matters are very complicated, and the tax consequences of an investment in and holding of our securities will depend on the particular facts of each investor’s situation. Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the general federal income taxation rules described below and with respect to other federal, state, local or foreign tax consequences to them before making an investment in our securities. Unless otherwise noted, this discussion assumes that investors are U.S. persons and hold our securities as capital assets. More detailed information regarding the federal income tax consequences of investing in our securities is in the statement of additional information.

Federal Income Taxation of the Fund

The Fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” under Subchapter M of the Code so that it will not pay U.S. federal income tax on income and capital gains timely distributed to shareholders. If the Fund qualifies as a regulated investment company and distributes to its shareholders at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains, less certain deductible expenses) without regard to the deduction for dividends paid, and (ii) the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if the Fund retains any investment company taxable income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), it will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently at a maximum rate of 35%) on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. Under the Code, the Fund will generally be subject to a nondeductible 4% federal excise tax on its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. The Fund intends to make distributions in a timely manner in amounts necessary to avoid the excise tax and accordingly does not expect to be subject to this tax.

If, for any taxable year, the Fund did not qualify as a regulated investment company for U.S. federal income tax purposes, it would be treated in the same manner as a regular corporation subject to U.S. federal income tax and distributions to its shareholders would not be deducted by the Fund in computing its taxable income. In such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would generally constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate shareholders, and non-corporate shareholders would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of U.S. federal income taxation.

Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert tax-advantaged, long-term capital gains and qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the timing as to when a purchase or sale of stock or securities is deemed to occur, and (vi) adversely alter the characterization of certain complex financial transactions. The Fund will monitor its transactions and may make certain tax elections where applicable in order to mitigate the effect of these provisions, if possible.

Dividends, interest and some capital gains received by the Fund on foreign securities may be subject to foreign tax withholdings or other foreign taxes. If it meets certain requirements, the Fund may make an election under the Code to pass through such taxes to shareholders of the Fund. If such an election is not made, any foreign taxes paid or accrued by the Fund will represent an expense of the Fund. If an election is made, shareholders will generally be able to claim a credit or deduction on their federal income tax return for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of the income taxes paid by the Fund to foreign countries (which taxes relate primarily to investment income). If the Fund makes such an election, it will provide relevant information to its shareholders.

Federal Income Taxation of Common and Preferred Shares

Federal Income Tax Treatment of Common Share Distributions.    Unless a shareholder is ineligible to participate or elects otherwise, all distributions will be automatically reinvested in additional shares of common stock of the Fund pursuant to the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). For taxpayers subject to U.S. federal income tax, all dividends will generally be taxable regardless of whether a shareholder takes them in cash or they are reinvested pursuant to the Plan in additional shares of the Fund. Distributions of the Fund’s investment company taxable income (determined without regard to the deduction for dividends paid) will generally be taxable at ordinary federal income tax rates to the extent of the Fund’s current and accumulated earnings and profits. However, a portion of such distributions derived from certain corporate dividends, if any, may qualify for either the dividends received deduction available to corporate shareholders under Section 243 of the Code or the reduced rates of U.S. federal income taxation for “qualified dividend income” currently available to noncorporate shareholders under Section 1(h)(11) of the Code, provided certain holding period and other requirements are met at both the Fund and shareholder levels. Distributions of net capital gain, if any, are generally taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time a shareholder has held shares of the Fund. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits, if any, will be treated by a shareholder as a tax-free return of capital, which is applied against and reduces the shareholder’s basis in his, her or its shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his, her or its shares, the excess will be treated by the shareholder as gain from the sale or exchange of shares and, thus, could potentially subject the shareholder to capital gains taxation in connection with the sale of Fund shares, even if those shares are sold at a price that is lower than the shareholder’s original investment price. The U.S. federal income tax status of all dividends and distributions will be reported by the Fund to the shareholders annually.

If the Fund retains any net capital gain, the Fund may report the retained amount as undistributed capital gains to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain their proportionate share of such undistributed amount, and (ii) will be entitled to credit their proportionate share of the federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the tax basis of shares owned by a shareholder of the Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the federal income tax deemed paid by the shareholders.

If a shareholder’s distributions are automatically reinvested pursuant to the Plan and the plan agent invests the distribution in shares acquired on behalf of the shareholder in open-market purchases, for U.S. federal income tax purposes, the shareholder will be treated as having received a taxable distribution in the amount of the cash dividend that the shareholder would have received if the shareholder had elected to receive cash. If a shareholder’s distributions are automatically reinvested pursuant to the Plan and the plan agent invests the distribution in newly issued shares of the Fund, the shareholder will be treated as receiving a taxable distribution equal to the fair market value of the stock the shareholder receives.

Dividends declared by the Fund in October, November or December with a record date in such month that are paid during the following January will be treated for federal income tax purposes as paid by the Fund and received by the shareholders on December 31 of the calendar year in which they were declared.

Federal Income Tax Treatment of Preferred Share Distributions.    Under present law, we are of the opinion that our preferred shares will constitute equity, and thus distributions with respect to preferred shares (other than distributions in redemption of preferred shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of the Fund’s current or accumulated earnings and profits, as calculated for federal income tax purposes. Except in the case of distributions of net capital gain, such dividends generally will be taxable to holders at ordinary federal income tax rates but may qualify for the dividends received deduction available to corporate shareholders under Section 243 of the Code or the reduced rates of U.S. federal income taxation under Section 1(h)(11) of the Code that apply to qualified dividend income received by noncorporate shareholders. Distributions reported by the Fund as net capital gain distributions will be taxable as long-term capital gain regardless of the length of time a shareholder has held shares of the Fund. Please see the discussion above on qualified dividend income, dividends received deductions and net capital gain.

The Internal Revenue Service (“IRS”) currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains). Accordingly, the Fund intends to report distributions made with respect to preferred shares as ordinary income, capital gain distributions, dividends qualifying for the dividends received deduction, if any, and qualified dividend income, if any, in proportion to the preferred shares’ share of total dividends paid during the year. See “Certain Federal Income Tax Matters” in the statement of additional information.

Earnings and profits are generally treated, for federal income tax purposes, as first being used to pay distributions on the preferred shares, and then to the extent remaining, if any, to pay distributions on the common shares. Distributions in excess of the Fund’s earnings and profits, if any, will first reduce a shareholder’s adjusted tax basis in his or her preferred shares and, after the adjusted tax basis is reduced to zero, will constitute capital gains to a shareholder who holds such shares as a capital asset.

Dividends declared by the Fund in October, November or December with a record date in such month that are paid during the following January will be treated for federal income tax purposes as paid by the Fund and received by the shareholders on December 31 of the calendar year in which they were declared.

Sale of Shares.    Sales and other dispositions of the Fund’s shares generally are taxable events for shareholders that are subject to U.S. federal income tax. Shareholders should consult their own tax advisors with reference to their individual circumstances to determine whether any particular transaction in the Fund’s shares is properly treated as a sale or exchange for federal income tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. Gain or loss will generally be equal to the difference between the amount of cash and the fair market value of other property received and the shareholder’s adjusted tax basis in the shares sold or exchanged. Such gain or loss will generally be characterized as capital gain or loss and will be long-term or short-term depending on the shareholder’s holding period in the shares disposed. However, any loss realized by a shareholder upon the sale or other disposition of shares with a federal income tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. The ability to deduct capital losses may be limited.

Gain or loss will generally be long-term capital gain or loss if the shares disposed of were held for more than one year and will be short-term capital gain or loss if the shares disposed of were held for one year or less. Net long-term capital gain recognized by a noncorporate U.S. shareholder generally will be subject to federal income tax at a lower rate (currently a maximum rate of 20%) than net short-term capital gain or ordinary income (currently a maximum rate of 39.6%). For corporate shareholders, capital gain is generally taxed for federal income tax purposes at the same rate as ordinary income, that is, currently at a maximum rate of 35%. In addition, losses on sales or other dispositions of shares may be disallowed under the “wash sale” rules in the event that substantially identical stock or securities are acquired (including those made pursuant to reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired.

Backup Withholding.    The Fund is required in certain circumstances to withhold federal income tax (“backup withholding”) at a rate of 28% on reportable payments including dividends, capital gain distributions, and proceeds of sales or other dispositions of the Fund’s shares paid to certain holders of the Fund’s shares who do not furnish the Fund with their correct social security number or other taxpayer identification number and certain other certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Federal Income Taxation of Debt Securities

Federal Income Tax Treatment of Holders of Debt Securities.    Under present law, we are of the opinion that the debt securities will constitute indebtedness of the Fund for federal income tax purposes, which the discussion below assumes. We intend to treat all payments made with respect to the debt securities consistent with this characterization.

Taxation of Interest.    Payments or accruals of interest on debt securities generally will be taxable to holders as ordinary interest income at the time such interest is received (actually or constructively) or accrued, in accordance with their regular method of accounting for federal income tax purposes.

Purchase, Sale and Redemption of Debt Securities.    Initially, the tax basis in debt securities acquired generally will be equal to the cost to acquire such debt securities. This basis will increase by the amounts, if any, that a holder includes in income under the rules governing original issue discount and market discount, and will decrease by the amount of any amortized premium on such debt securities, as discussed below. When a holder sells or exchanges any of their debt securities, or if any debt securities are redeemed, the holder of the debt securities generally will recognize gain or loss equal to the difference between the amount realized on the transaction (less any accrued and unpaid interest, which will be subject to federal income tax as interest in the manner described above) and the tax basis in the debt securities relinquished.

Except as discussed below with respect to market discount, the gain or loss recognized on the sale, exchange or redemption of any debt securities generally will be capital gain or loss. Such gain or loss will generally be long-term capital gain or loss if the disposed debt securities were held for more than one year and will be short-term capital gain or loss if the disposed debt securities were held for one year or less. A holder’s ability to deduct capital losses may be limited.

Amortizable Premium.    If a holder purchases debt securities at a cost greater than their stated principal amount, plus accrued interest, the holder will be considered to have purchased the debt securities at a premium, and generally may elect to amortize this premium as an offset to interest income, using a constant yield method, over the remaining term of the debt securities. If the holder makes the election to amortize the premium, it generally will apply to all debt instruments held at the beginning of the first taxable year to which the election applies, as well as any debt instruments subsequently acquired. In addition, the holder may not revoke the election without the consent of the IRS. If the holder elects to amortize the premium, the holder will be required to reduce its tax basis in the debt securities by the amount of the premium amortized during its holding period. If the holder does not elect to amortize premium, the amount of premium will be included in its tax basis in the debt securities. Therefore, if the holder does not elect to amortize the premium and holds the debt securities to maturity, the holder generally will be required to treat the premium as a capital loss when the debt securities are redeemed.

Original Issue Discount.    If the stated redemption price at maturity of the debt securities exceeds their issue price by at least the statutory de minimis amount, the debt securities will be treated as being issued with original issue discount (“OID”) for U.S. federal income tax purposes. In that case, you will be required to include such OID in gross income (as ordinary income) as it accrues over the term of the debt securities on a constant-yield basis, in advance of the receipt of cash attributable to that income and regardless of your regular method of accounting for U.S. federal income tax purposes.

Market Discount.    If the holder purchases debt securities at a price that reflects a “market discount,” any principal payments on, or any gain realized on the disposition of the debt securities generally will be treated as ordinary interest income to the extent of the market discount that accrued on the debt securities during the time the holder held such debt securities. “Market discount” is defined under the Code as, in general, the excess of the stated redemption price at maturity over the purchase price of the debt security, except that if the market discount is less than 0.25% of the stated redemption price at maturity multiplied by the number of complete years to maturity, the market discount is considered to be zero. In addition, the holder may be required to defer the deduction of all or a portion of any interest paid on any indebtedness incurred or continued to purchase or carry the debt securities that were acquired at a market discount. In general, market discount will be treated as accruing ratably over the term of the debt securities, or, at the holder’s election, under a constant yield method.

The holder may elect to include market discount in gross income currently as it accrues (on either a ratable or constant yield basis), in lieu of treating a portion of any gain realized on a sale of the debt securities as ordinary income. If the holder elects to include market discount on a current basis, the interest deduction deferral rule described above will not apply and the holder will increase its basis in the debt security by the amount of market discount it includes in gross income. If the holder does make such an election, it will apply to all market discount debt instruments that the holder acquires on or after the first day of the first taxable year to which the election applies. This election may not be revoked without the consent of the IRS.

Information Reporting and Backup Withholding.    In general, information reporting requirements will apply to payments of principal, interest, and premium, if any, paid on debt securities and to the proceeds of the sale of debt securities paid to U.S. holders other than certain exempt recipients (such as certain corporations). Information reporting generally will apply to payments of interest on the debt securities to non-U.S. Holders (as defined below) and the amount of tax, if any, withheld with respect to such payments. Copies of the information returns reporting such interest payments and any withholding may also be made available to the tax authorities in the country in which the non-U.S. Holder resides under the provisions of an applicable income tax treaty. In addition, for non-U.S. Holders, information reporting will apply to the proceeds of the sale of debt securities within the United States or conducted through United States-related financial intermediaries unless the certification requirements described below have been complied with and the statement described below in “Taxation of Non-U.S. Holders” has been received (and the payor does not have actual knowledge or reason to know that the holder is a United States person) or the holder otherwise establishes an exemption.

We may be required to withhold, for U.S. federal income tax purposes, a portion of all payments (including redemption proceeds) payable to holders of debt securities who fail to provide us with their correct taxpayer identification number, who fail to make required certifications or who have been notified by the IRS that they are subject to backup withholding (or if we have been so notified). Certain corporate and other shareholders specified in the Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the holder’s U.S. federal income tax liability provided the appropriate information is furnished to the IRS. A holder who is a non-U.S. Holder may have to comply with certification procedures to establish its non-U.S. status in order to avoid backup withholding tax requirements. The certification procedures required to claim the exemption from withholding tax on interest income described below will satisfy these requirements.

Taxation of Non-U.S. Holders.    If a holder is a non-resident alien individual or a foreign corporation (a “non-U.S. Holder”), the payment of interest on the debt securities generally will be considered “portfolio interest” and thus generally will be exempt from U.S. federal withholding tax. This exemption will apply provided that (1) interest paid on the debt securities is not effectively connected with the holder’s conduct of a trade or business in the United States, (2) the holder is not a bank whose receipt of interest on the debt securities is described in Section 881(c)(3)(A) of the Code, (3) the holder does not actually or constructively own 10 percent or more of the combined voting power of all classes of the Fund’s stock entitled to vote, (4) the holder is not a controlled foreign corporation that is related, directly or indirectly, to the Fund through stock ownership, and (5) the holder satisfies the certification requirements described below.

To satisfy the certification requirements, either (1) the holder of any debt securities must certify, under penalties of perjury, that such holder is a non-U.S. person and must provide such owner’s name, address and taxpayer identification number, if any, on IRS Form W-8BEN, or (2) a securities clearing organization, bank or other financial institution that holds customer securities in the ordinary course of its trade or business and holds the debt securities on behalf of the holder thereof must certify, under penalties of perjury, that it has received a valid and properly executed IRS Form W-8BEN from the beneficial holder and comply with certain other requirements. Special certification rules apply for debt securities held by a foreign partnership and other intermediaries.

Interest on debt securities received by a non-U.S. Holder that is not excluded from U.S. federal withholding tax under the portfolio interest exemption as described above generally will be subject to withholding at a 30% rate, except where (1) the interest is effectively connected with the conduct of a U.S. trade or business, in which case the interest will generally be subject to U.S. income tax on a net basis as applicable to U.S. holders generally or (2) a non-U.S. Holder can claim the benefits of an applicable income tax treaty to reduce or eliminate such withholding tax. To claim the benefit of an income tax treaty or to claim an exemption from withholding because the interest is effectively connected with a U.S. trade or business, a non-U.S. Holder must timely provide the appropriate, properly executed IRS forms. These forms may be required to be periodically updated. Also, a non-U.S. Holder who is claiming the benefits of an income tax treaty may be required to obtain a U.S. taxpayer identification number and to provide certain documentary evidence issued by foreign governmental authorities to prove residence in the foreign country.

Any capital gain that a non-U.S. Holder realizes on a sale, exchange or other disposition of debt securities generally will be exempt from United States federal income tax, including withholding tax. This exemption will not apply to a holder whose gain is effectively connected with their conduct of a trade or business in the U.S. or who is an individual holder and is present in the U.S. for a period or periods aggregating 183 days or more in the taxable year of the disposition and either its gain is attributable to an office or other fixed place of business that it maintains in the U.S. or it has a tax home in the United States.

Under legislation commonly known as the Foreign Account Tax Compliance Act (“FATCA”), the Fund will be required to withhold 30% of the ordinary dividends and other distributions it pays after June 30, 2014, and certain capital gain dividends it pays after December 31, 2016, to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will occur with respect to a non-U.S. Holder who is an individual and satisfies the certification requirements described above. To avoid withholding under FATCA, a foreign financial institution generally must enter into an information sharing agreement with the IRS in which it agrees to report certain information with respect to its U.S. account holders, and a non-financial foreign entity may need to identify its U.S. owners. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of such agreement. Non-U.S. holders should consult their own tax advisers regarding the impact of these requirements on their investment in the Fund.

Medicare Tax on Certain Investment Income.    Certain noncorporate taxpayers are subject to an additional tax of 3.8% with respect to the lesser of (1) their “net investment income” or (2) the excess of their “modified adjusted gross income” over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). For this purpose, “net investment income” includes interest, dividends (including dividends paid with respect to shares), annuities, royalties, rent, net gain attributable to the disposition of property not held in a trade or business (including net gain from the sale, exchange or other taxable disposition of shares) and certain other income, but will be reduced by any deductions properly allocable to such income or net gain.

Alternative Minimum Tax

Investors may be subject to the federal alternative minimum tax on their income (including taxable income from the fund), depending on their individual circumstances.

NET ASSET VALUE

Net asset value per share is determined no less frequently than the close of regular session trading on the NYSE (usually 4:00 p.m., Eastern time), on the last business day in each week, or such other time as the Fund may determine. Net asset value is calculated by dividing the value of all of the securities and other assets of the Fund, less its liabilities (including accrued expenses and indebtedness) and the aggregate liquidation value of any outstanding preferred shares, by the total number of common shares outstanding. Currently, the net asset values of shares of publicly traded closed-end investment companies investing in debt securities are published in Barron’s, the Monday edition of The Wall Street Journal.

The valuation of the Fund’s portfolio securities is in accordance with policies and procedures adopted by and under the ultimate supervision of the Board of Trustees. Securities for which market quotations are readily available will be valued using the market value of those securities. Securities for which market quotations are not readily available will be fair valued in accordance with policies and procedures adopted by and under the ultimate supervision of the Board of Trustees. The method by which a security may be fair valued will depend on the type of security and the circumstances under which the security is being fair valued.

Portfolio securities that are traded on U.S. securities exchanges, except option securities, are valued at the last current reported sales price at the time the Fund determines its NAV. Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time the Fund determines its NAV.

When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations in accordance with guidelines adopted by the Board of Trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the Board of Trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the Board of Trustees.

Fixed income securities are generally traded in the over-the-counter market and are valued by independent pricing services or by dealers who make markets in such securities. Valuations of fixed income securities consider yield or price of bonds of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the NYSE is open. Each security trading on these exchanges or over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the Board of Trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

If the pricing committee, whose members are appointed by the Board of Trustees and which is comprised of officers of the Fund and employees of Calamos, determines that the valuation of a security, in accordance with the methods described above, is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the Board of Trustees, following the guidelines and/or procedures adopted by the Board of Trustees.

The Fund also may use fair value pricing, pursuant to guidelines adopted by the Board of Trustees and under the ultimate supervision of the Board of Trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the Board of Trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by the Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

DIVIDENDS AND DISTRIBUTIONS ON COMMON SHARES;

AUTOMATIC DIVIDEND REINVESTMENT PLAN

Dividends and Distributions on Common Shares

The Fund has made regular monthly distributions to its common shareholders in an amount ranging from $0.0950 to $0.1500 per share since August 2002. Additionally, the Fund has made special supplemental distributions, in addition to the regular monthly distributions, of $0.015, $1.0610, $0.294, $0.2201, and $0.0336 in January 2003, January 2005, January 2006, January 2007, and January 2008, respectively.

The Fund currently intends to make monthly distributions to common shareholders at a level rate established by the Board of Trustees. The rate may be modified by the Board of Trustees from time to time. Monthly distributions may include net investment income, net realized short-term capital gain and, if necessary, return of capital. Net realized short-term capital gains distributed to common shareholders will be taxed as ordinary income. Generally, there may be at least one additional distribution per calendar year that may include net realized long-term capital gains. There is no guarantee that the Fund will realize capital gains in any given year. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice would accompany each monthly distribution with respect to the estimated source of the distribution made. Distributions are subject to re-characterization for federal income tax purposes after the end of the fiscal year. The Fund may at times in its discretion pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the Fund to maintain its level distribution policy. As a result, the distribution paid by the Fund to holders of common shares for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. In addition, in order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.

For U.S. federal income tax purposes, the Fund is required to distribute substantially all of its net investment income and net realized capital gains each year to both reduce its federal income tax liability and to avoid a potential excise tax. Accordingly, the Fund intends to distribute all or substantially all of its net investment income and all net realized capital gains, if any. Therefore, the Fund’s final distribution with respect to each calendar year would include any remaining net investment income and net realized capital gains, if any, undistributed during the year.

If, for any calendar year, the Fund’s total distributions exceeded net investment income and net realized capital gains (the “Excess”), the Excess, distributed from the Fund’s assets, would generally be treated as dividend income to the extent of the Fund’s current and accumulated earnings and profits. Thereafter, such Excess would be treated as a tax-free return of capital up to the amount of the common shareholder’s tax basis in his, her or its common shares, with any amounts exceeding such basis treated as gain from the sale of common shares. See “Certain Federal Income Tax Matters.”

In the event the Fund distributed the Excess, such distribution would decrease the Fund’s managed assets and, therefore, have the likely effect of increasing the Fund’s expense ratio. There is a risk that the Fund would not eventually realize capital gains in an amount corresponding to a distribution of the Excess.

On November 4, 2008, the SEC granted Calamos, on behalf of itself and certain funds that it manages, including the Fund, an order granting an exemption from Section 19(b) of and Rule 19b-1 under the 1940 Act to conditionally permit the Fund to make periodic distributions of long-term capital gains with respect to the Fund’s outstanding common stock as frequently as twelve times each year, so long as it complies with the conditions of the order and maintains in effect a distribution policy with respect to its common shares calling for periodic distributions of an amount equal to a fixed amount per share, a fixed percentage of market price per share or a fixed percentage of the Fund’s net asset value per share (a “Managed Dividend Policy”). In connection with any implementation of a Managed Dividend Policy pursuant to the order, the Fund would be required to:

•	implement certain compliance review and reporting procedures with respect to the Managed Dividend Policy;

•	include in each notice to shareholders that accompanies distributions certain information in addition to the information currently required by Section 19(a) of and Rule 19a-1 under the 1940 Act;

•	include disclosure regarding the Managed Dividend Policy on the inside front cover of each annual and semi-annual report to shareholders;

•

provide the Fund’s total return in relation to changes in NAV in the financial highlights table and in any discussion about the Fund’s total return in each prospectus and annual and semi-annual report to shareholders;

•

include the information contained in each notice to shareholders that accompanies distributions in: (a) communications regarding the Managed Dividend Policy to shareholders, prospective shareholders and third-party information providers; (b) a press release issued contemporaneously with the issuance of the notice; (c) an exhibit to the Fund’s next report filed with the SEC on Form N-CSR; and (d) a statement posted prominently on its website; and

•	take certain steps to ensure the delivery of the notices accompanying distributions to beneficial owners whose Fund shares are held through a financial intermediary.

In addition, if the Fund’s common shares were to trade at a significant premium to NAV following the implementation of a Managed Dividend Policy, and certain other circumstances were present, the Fund’s Board of Trustees would be required to determine whether to approve or disapprove the continuation, or continuation after amendment, of the Managed Dividend Policy. Finally, if the Fund implemented a Managed Dividend Policy pursuant to the order, it would not be permitted to make a public offering of common shares other than:

•	a rights offering below NAV to holders of the Fund’s common shares;

•	an offering in connection with a dividend reinvestment plan, merger, consolidation, acquisition, spin-off or reorganization of the Fund; or

•	an offering other than those described above, unless, with respect to such other offering:

•

the Fund’s average annual distribution rate for the six months ending on the last day of the month ended immediately prior to the most recent distribution record date, expressed as a percentage of NAV per share as of such date, is no more than one percentage point greater than the Fund’s average annual total return for the five-year period (or the period since the Fund’s first public offering, if less than five years) ending on such date; and

•

the transmittal letter accompanying any registration statement filed with the SEC in connection with such offering discloses that the Fund has received an order under Section 19(b) of the 1940 Act to permit it to make periodic distributions of long-term capital gains with respect to its common stock as frequently as twelve times each year, and as frequently as distributions are specified in accordance with the terms of any outstanding preferred stock that such fund may issue.

The relief described above will expire on the effective date of any amendment to Rule 19b-1 under the 1940 Act that provides relief permitting certain closed-end investment companies to make periodic distributions of long-term capital gains with respect to their outstanding common stock as frequently as twelve times each year. As a result of the granting of the order, the Fund may implement a Managed Dividend Policy, although it has not done so as of the date of this prospectus. Under a Managed Dividend Policy, if, for any distribution, undistributed net investment income and net realized capital gains were less than the amount of the distribution, the difference would be distributed from the Fund’s other assets. In addition, in order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action. Notwithstanding receipt of the exemptive relief, currently the Fund does not intend to implement a Managed Dividend Policy until such time as its implementation is in the best interests of the Fund and our shareholders. In addition, it is not contemplated that we will change the terms of our current level distribution policy, which otherwise meets the requirements of Section 19 of the 1940 Act, in connection with any future implementation of the managed distribution order.

Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such incurrence the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness. Additionally, under the 1940 Act, the Fund generally may not declare any dividend or other distribution upon any class of its capital shares, or purchase any such capital shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be. This limitation does not apply to certain privately placed debt.

While any preferred shares are outstanding, the Fund may not declare any dividend or other distribution on its common shares, unless at the time of such declaration, (1) all accumulated preferred dividends have been paid and (2) the net asset value of the Fund’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of the outstanding preferred shares (expected to be equal to the original purchase price per share plus any accumulated and unpaid dividends thereon).

In addition to the limitations imposed by the 1940 Act described above, certain lenders may impose additional restrictions on the payment of dividends or distributions on common shares in the event of a default on the Fund’s borrowings. If the Fund’s ability to make distributions on its common shares is limited, such limitation could, under certain circumstances, impair the ability of the Fund to maintain its qualification for federal income taxation as a regulated investment company, which would have adverse tax consequences for shareholders. See “Leverage” and “Certain Federal Income Tax Matters.”

See “— Automatic Dividend Reinvestment Plan” for information concerning the manner in which dividends and distributions to common shareholders may be automatically reinvested in common shares. Dividends and distributions are taxable to shareholders for federal income tax purposes whether they are reinvested in shares of the Fund or received in cash.

The yield on the Fund’s common shares will vary from period to period depending on factors including, but not limited to, market conditions, the timing of the Fund’s investment in portfolio securities, the securities comprising the Fund’s portfolio, changes in interest rates including changes in the relationship between short-term rates and long-term rates, the amount and timing of the use of borrowings and other leverage by the Fund, the effects of leverage on the common shares discussed above under “Leverage,” the timing of the investment of leverage proceeds in portfolio securities, the Fund’s net assets and its operating expenses. Consequently, the Fund cannot guarantee any particular yield on its common shares and the yield for any given period is not an indication or representation of future yields on the Fund’s common shares.

Automatic Dividend Reinvestment Plan

Pursuant to the Plan, unless a shareholder is ineligible or elects otherwise, all dividend and capital gains on common shares distributions are automatically reinvested by Computershare Shareowner Services LLC, a subsidiary of Computershare Limited, as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Plan Agent, as dividend paying agent. Shareholders may elect not to participate in the Plan and to receive all dividends and distributions in cash by sending written instructions to Plan Agent, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular dividend or distribution if notice is received prior to the record date for the applicable distribution.

Whenever the Fund declares a dividend or distribution payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the NASDAQ or elsewhere. If, on the payment date, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will receive newly issued shares from the Fund for each participant’s account. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per common share on the payment date, or (ii) 95% of the market price per common share on the payment date.

If, on the payment date, the net asset value per common share exceeds the market price plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent has until the last business day before the next date on which the shares trade on an “ex-dividend” basis or in no event more than 30 days after the payment date (“last purchase date”) to invest the dividend or distribution amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next ex-dividend date, which typically will be approximately ten days. The weighted average price (including brokerage commissions) of all common shares purchased by the Plan Agent as Plan Agent will be the price per common share allocable to each participant. If, before the Plan Agent has completed its open-market purchases, the market price of a common share exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued shares at the close of business on the last purchase date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of each acquisition made for the participant’s account as soon as practicable, but in no event later than 60 days after the date thereof. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the Plan Agent’s name or that of its nominee, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan first in accordance with the instructions of the participants then with respect to any proxies not returned by such participant, in the same proportion as the Plan Agent votes the proxies returned by the participants.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold, plus a $15 transaction fee.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See “Certain Federal Income Tax Matters.”

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund’s shares is higher than the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants receive distributions of shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value. See “Certain Federal Income Tax Matters” for a discussion of federal income tax consequences of the Plan.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees such a change is warranted. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each participant at least 60 days prior to the effective date of the termination. Upon any termination, the Plan Agent will cause a certificate or certificates to be issued for the full shares held by each participant under the Plan and cash adjustment for any fraction of a common share at the then current market value of the common shares to be delivered to him or her. If preferred, a participant may request the sale of all of the common shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus the brokerage commissions incurred for the transaction. If a participant has terminated his or her participation in the Plan but continues to have common shares registered in his or her name, he or she may re-enroll in the Plan at any time by notifying the Plan Agent in writing at the address below. The terms and conditions of the Plan may be amended by the Plan Agent or the Fund at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the SEC or any other regulatory authority, only by mailing to each participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment shall be deemed to be accepted by each participant unless, prior to the effective date thereof, the Plan Agent receives notice of the termination of the participant’s account under the Plan. Any such amendment may include an appointment by the Plan Agent of a successor Plan Agent, subject to the prior written approval of the successor Plan Agent by the Fund. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 358016, Pittsburgh, PA 15252-8016.

DESCRIPTION OF SECURITIES

The Fund is authorized to issue an unlimited number of common shares, without par value. The Fund is also authorized to issue preferred shares. The Board of Trustees is authorized to classify and reclassify any unissued shares into one or more additional classes or series of shares. As of September 30, 2014, the Fund had 69,093,055 common shares outstanding. The Board of Trustees may establish such series or class from time to time by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares and pursuant to such classification or reclassification to increase or decrease the number of authorized shares of any existing class or series. The Board of Trustees, without shareholder approval, is authorized to amend the Agreement and Declaration of Trust and Bylaws to reflect the terms of any such class or series. The Fund is also authorized to issue other securities, including debt securities.

As of September 30, 2014, the Fund had total leverage of approximately $360 million representing approximately 28.1% of the Fund’s managed assets as of that date. The Fund will pay, and common shareholders will effectively bear, any costs and expenses relating to any borrowings by the Fund, including the financial leverage described above, as well as any additional leverage incurred as a result of any additional financial leverage secured as a result of this offering. Such costs and expenses include the higher management fee resulting from the use of any such leverage, offering and/or issuance costs, and interest and/or dividend expense and ongoing maintenance. Borrowings under the BNP Agreement and the SSB Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account. Interest under the BNP Agreement is charged at the three month LIBOR plus .65% on the amount borrowed and .55% on the undrawn balance. Interest on the SSB Agreement is charged on the drawn amount at the rate of Overnight LIBOR plus .80%, payable monthly in arrears. Interest on overdue amounts or interest on the drawn amount paid during an event of default will be charged at Overnight Libor plus 2.8%. The SSB Agreement has a commitment fee of .2% of any undrawn amount if the undrawn amount is more than 75% of the borrowing limit, otherwise the commitment fee on the undrawn amount is .1%, payable quarterly in arrears. As of September 30, 2014, the interest rates charged under the BNP Agreement and the SSB Agreement were 0.89% and 0.88%, respectively. The combined interest rate charged under the BNP Agreement and the SSB Agreement as of September 30, 2014 was 0.89%.

The Lending Agreement is a separate side-agreement between the Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral in an amount not to exceed the outstanding borrowings owed by the Fund to BNP under the BNP Agreement. The Lending Agreement is intended to permit the Fund to significantly reduce the cost of its borrowings under the BNP Agreement. BNP may re-register the Lent Securities in its own name or in another name other than the Fund, and may pledge, re-pledge, sell, lend or otherwise transfer or use the Lent Securities with all attendant rights of ownership. The Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by the Fund. During the period in which the Lent Securities are outstanding, BNP must remit payment to the Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities. BNP will pay to the Fund a fee for borrowing the securities that is calculated as a percentage of the difference between a fair market rate and a reference rate, with a guaranteed minimum annualized rate.

Under the terms of the Lending Agreement, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by the Fund to BNP under the BNP Agreement, BNP must, on that day, either (1) return Lent Securities to the Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to the Fund’s custodian no later than three business days after such request. If the Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable to the Fund’s custodian for the ultimate delivery of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Fund also has the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair market value of such Lent Securities against the Current Borrowings. In addition, the Fund is a beneficiary of an irrevocable guaranty issued by BNP’s parent, BNP Paribas, a French banking institution that meets the definition of “eligible foreign custodian” under rule 17f-5 of the 1940 Act. Under the terms of the guaranty, BNP Paribas has agreed to guarantee the obligation of BNP to pay to the Fund any cash or securities owed under the terms of the Lending Agreement. The guaranty does not create any rights or grant any remedies to any person other than the Fund and other persons who a re defined as beneficiaries under the guaranty. The Fund will exercise its set-off rights, or will exercise its rights under the guaranty, when in accordance with its business discretion, it believes that doing so is in the best interests of the Fund and its shareholders.

Under the terms of the Authorized Agreement with SSB, all securities lent through SSB must be secured continuously by collateral received in cash, cash equivalents, or U.S. Treasury bills and maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral held by SSB on behalf of the Fund may be credited against the amounts borrowed under the SSB Agreement. Any amounts credited against the SSB Agreement would count against the Fund’s leverage limitations under the 1940 Act, unless otherwise covered in accordance with SEC release IC-10666. Under the terms of the Authorized Agreement with SSB, SSB will return the value of the collateral to the borrower upon the return of the lent securities, which will eliminate the credit against the SSB Agreement and will cause the amount drawn under the SSB Agreement to increase in an amount equal to the returned collateral. Under the terms of the Authorized Agreement with SSB, the Fund will make a variable “net income” payment related to any collateral credited against the SSB Agreement which will be paid to the securities borrower, less any payments due to the Fund or SSB under the terms of the Authorized Agreement. As of September 30, 2014, the Fund used approximately $154 million of cash collateral to offset against the SSB Agreement, representing 12.1% of managed assets, and was required to pay a “net income” payment equal to an interest rate of 0.44% at September 30, 2014, although this amount may vary in the future with changes in interest rates. The Fund’s board of Trustees, including its independent Trustees, has determined that the financing package is in the best interest of the Fund. The Fund reserves the right to utilize sources of borrowings in addition to, or in lieu of, the BNP Agreement and the Lending Agreement and the SSB Agreement and securities lending agreement. See “Prospectus Summary — Use of Coverage by the Fund.”

While unsecured and unsubordinated indebtedness will rank equally with the borrowings under the BNP Agreement and the SSB Agreement in right of payment, the lenders under the agreements, together with the holders of other outstanding secured indebtedness, may, to the exclusion of unsecured creditors, seek recourse against the collateral as security for the borrowings and such other secured indebtedness until amounts owed under the BNP Agreement and the SSB Agreement and the other secured indebtedness are satisfied in full. All borrowings under the BNP Agreement and the SSB Agreement and securities lending agreement rank senior to the Fund’s common and preferred shares as to the payment of interest and distribution of assets upon liquidation.

A declaration of a dividend or other distribution on or purchase or redemption of any common or preferred shares of capital stock of the Fund may be prohibited (i) at any time that an event of default under any borrowings has occurred and is continuing, or (ii) if after giving effect to such declaration, purchase or redemption, the Fund would not meet the 1940 Act asset coverage requirements or any temporary requirements imposed under an order issued by the SEC.

Common Shares

Common shares, when issued and outstanding, will be legally issued, fully paid and non-assessable. Shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to common shareholders upon liquidation of the Fund. Common shareholders are entitled to one vote for each share held.

So long as any preferred shares that may be issued by the Fund are outstanding, holders of common shares will not be entitled to receive any net income of or other distributions from the Fund unless all accumulated dividends on preferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares would be at least 200% after giving effect to such distributions. See “Leverage.”

The Fund will send unaudited semiannual financial statements and audited annual financial statements to all of its shareholders.

Other offerings of common shares, if made, will require approval of the Board of Trustees and will be subject to the requirement of the 1940 Act that common shares may not be sold at a price below the then-current net asset value, exclusive of underwriting discounts and commissions, except in limited circumstances including in connection with an offering to existing shareholders. Common shares may be sold in one or more at the market offerings through sales on the NASDAQ at a price equal to or above the Fund’s per share NAV plus any sales commission paid by the Fund to execute such sales.

Preferred Shares

Preferred shares, when issued and outstanding, will be legally issued, fully paid and non-assessable. Shareholders will be entitled to the rights and preferences set out in the documents creating the preferred shares. As a non-fundamental policy, the Fund may not issue preferred shares or borrow money and issue debt securities with an aggregate liquidation preference and aggregate principal amount exceeding 38% of the Fund’s total assets. However, the Board of Trustees reserves the right to issue preferred shares to the extent permitted by the 1940 Act, which currently limits the aggregate liquidation preference of all outstanding preferred shares to 50% of the value of the Fund’s total assets less the Fund’s liabilities and indebtedness not represented by senior securities. Under the 1940 Act, the Fund may only issue one class of preferred shares. So long as any preferred shares are outstanding, additional issuances of preferred shares may not have preference or priority over the outstanding preferred shares.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of preferred shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per preferred share plus accumulated and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred shares will not be entitled to any further participation in any distribution of assets by the Fund.

The 1940 Act requires that the holders of any preferred shares, voting separately as a single class, have the right to elect at least two Trustees at all times. The remaining Trustees will be elected by holders of common shares and preferred shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred shares have the right to elect a majority of the Trustees at any time two years’ accumulated dividends on any preferred shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the preferred shares, and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund’s subclassification as a closed-end investment company or changes in its fundamental investment restrictions. See “Certain Provisions of the Agreement and Declaration of Trust and By-Laws, Including Antitakeover Provisions.” As a result of these voting rights, the Fund’s ability to take any such actions may be impeded to the extent that there are any preferred shares outstanding. Except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of preferred shares have equal voting rights with holders of common shares (one vote per share, unless otherwise required by the 1940 Act) and will vote together with holders of common shares as a single class.

The affirmative vote of the holders of a majority of the outstanding preferred shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of preferred shares. The class vote of holders of preferred shares described above will in each case be in addition to any other vote required to authorize the action in question.

Any redemption or purchase of any preferred shares by the Fund will reduce the leverage applicable to the common shares, while any resale of shares by the Fund will increase that leverage.

Preferred shares that may be issued by the Fund may or may not be listed on an exchange or automated quotation system. The details on how to buy and sell such securities, along with the other terms of the securities, will be described in a prospectus supplement. We cannot assure you that any market will exist for our preferred securities or if a market does exist, whether it will provide holders with liquidity.

Debt Securities

General.    Under Delaware law and our Agreement and Declaration of Trust, we may borrow money, without prior approval of holders of common and preferred shares. We may issue debt securities, or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such notes or borrowings by mortgaging, pledging or otherwise subjecting as security our assets to the extent permitted by the 1940 Act or rating agency guidelines. Any borrowings will rank senior to preferred shares and the common shares.

Under the 1940 Act, we may only issue one class of senior securities representing indebtedness, which in the aggregate, may represent no more than 33 1/3% of our managed assets. A prospectus supplement and indenture (a summary of the expected terms of which is attached as Appendix A to the statement of additional information) relating to any debt securities will include specific terms relating to the offering. These terms are expected to include the following:

•	the form and title of the security;

•	the aggregate principal amount of the securities;

•	the interest rate of the securities;

•	the maturity dates on which the principal of the securities will be payable;

•	any changes to or additional events of default or covenants;

•	any optional or mandatory redemption provisions;

•	identities of, and any changes in trustees, paying agents or security registrar; and

•	any other terms of the securities.

Interest.    Unless otherwise stated in a prospectus supplement, debt securities will bear interest as generally determined by the Board of Trustees, as more fully described in the related prospectus supplement. Interest on debt securities shall be payable when due as described in the related prospectus supplement. If we do not pay interest when due, it will trigger an event of default and we will be restricted from declaring dividends and making other distributions with respect to our common shares and preferred shares.

Limitations.    Under the requirements of the 1940 Act, immediately after issuing any senior securities representing indebtedness, we must have an asset coverage of at least 300%. Asset coverage means the ratio which the value of our total assets, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness. Other types of borrowings also may result in our being subject to similar covenants in credit agreements.

Events of Default and Acceleration of Maturity of Debt Securities; Remedies.    Unless stated otherwise in the related prospectus supplement, any one of the following events are expected to constitute an “event of default” for that series under the indenture:

•	default in the payment of any interest upon a series of debt securities when it becomes due and payable and the continuance of such default for 30 days;

•	default in the payment of the principal of, or premium on, a series of debt securities at its stated maturity;

•

default in the performance, or breach, of any covenant or warranty of ours in the indenture, and continuance of such default or breach for a period of 90 days after written notice has been given to us by the trustee;

•	certain voluntary or involuntary proceedings involving us and relating to bankruptcy, insolvency or other similar laws;

•	if, on the last business day of each of twenty-four consecutive calendar months, the debt securities have a 1940 Act asset coverage of less than 100%; or

•	any other “event of default” provided with respect to a series, including a default in the payment of any redemption price payable on the redemption date.

Upon the occurrence and continuance of an event of default, the holders of a majority in principal amount of a series of outstanding debt securities or the trustee may declare the principal amount of that series of debt securities immediately due and payable upon written notice to us. A default that relates only to one series of debt securities does not affect any other series and the holders of such other series of debt securities are not entitled to receive notice of such a default under the indenture. Upon an event of default relating to bankruptcy, insolvency or other similar laws, acceleration of maturity occurs automatically with respect to all series. At any time after a declaration of acceleration with respect to a series of debt securities has been made, and before a judgment or decree for payment of the money due has been obtained, the holders of a majority in principal amount of the outstanding debt securities of that series, by written notice to us and the trustee, may rescind and annul the declaration of acceleration and its consequences if all events of default with respect to that series of debt securities, other than the non-payment of the principal of that series of debt securities which has become due solely by such declaration of acceleration, have been cured or waived and other conditions have been met.

Liquidation Rights.    In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to us or to our creditors, as such, or to our assets, or (b) any liquidation, dissolution or other winding up of the Fund, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of ours, then (after any payments with respect to any secured creditor of ours outstanding at such time) and in any such event the holders of debt securities shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all debt securities (including any interest accruing thereon after the commencement of any such case or proceeding), or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of the debt securities, before the holders of any common or preferred stock of the Fund are entitled to receive any payment on account of any redemption proceeds, liquidation preference or dividends from such shares. The holders of debt securities shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of ours being subordinated to the payment of the debt securities, which may be payable or deliverable in respect of the debt securities in any such case, proceeding, dissolution, liquidation or other winding up event.

Unsecured creditors of ours may include, without limitation, service providers including Calamos, custodian, administrator, broker-dealers and the trustee, pursuant to the terms of various contracts with us. Secured creditors of ours may include without limitation parties entering into any interest rate swap, floor or cap transactions, or other similar transactions with us that create liens, pledges, charges, security interests, security agreements or other encumbrances on our assets.

A consolidation, reorganization or merger of the Fund with or into any other company, or a sale, lease or exchange of all or substantially all of our assets in consideration for the issuance of equity securities of another company shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

Voting Rights.    Debt securities have no voting rights, except to the extent required by law or as otherwise provided in the Indenture relating to the acceleration of maturity upon the occurrence and continuance of an event of default. In connection with any other borrowings (if any), the 1940 Act does in certain circumstances grant to the lenders certain voting rights in the event of default in the payment of interest on or repayment of principal.

Market.    Our debt securities are not likely to be listed on an exchange or automated quotation system. The details on how to buy and sell such securities, along with the other terms of the securities, will be described in a prospectus supplement. We cannot assure you that any market will exist for our debt securities or if a market does exist, whether it will provide holders with liquidity.

Book-Entry, Delivery and Form.    Unless otherwise stated in the related prospectus supplement, the debt securities will be issued in book-entry form and will be represented by one or more notes in registered global form. The global notes will be deposited with the trustee as custodian for The Depositary Trust Company (“DTC”) and registered in the name of Cede & Co., as nominee of DTC. DTC will maintain the notes in designated denominations through its book-entry facilities.

Under the expected terms of the indenture, we and the trustee may treat the persons in whose names any notes, including the global notes, are registered as the owners thereof for the purpose of receiving payments and for any and all other purposes whatsoever. Therefore, so long as DTC or its nominee is the registered owner of the global notes, DTC or such nominee will be considered the sole holder of outstanding notes under the indenture. We or the trustee may give effect to any written certification, proxy or other authorization furnished by DTC or its nominee.

A global note may not be transferred except as a whole by DTC, its successors or their respective nominees. Interests of beneficial owners in the global note may be transferred or exchanged for definitive securities in accordance with the rules and procedures of DTC. In addition, a global note may be exchangeable for notes in definitive form if:

•	DTC notifies us that it is unwilling or unable to continue as a depository and we do not appoint a successor within 60 days;

•	we, at our option, notify the trustee in writing that we elect to cause the issuance of notes in definitive form under the indenture; or

•	an event of default has occurred and is continuing.

In each instance, upon surrender by DTC or its nominee of the global note, notes in definitive form will be issued to each person that DTC or its nominee identifies as being the beneficial owner of the related notes.

Under the expected terms of the indenture, the holder of any global note may grant proxies and otherwise authorize any person, including its participants and persons who may hold interests through DTC participants, to take any action which a holder is entitled to take under the indenture.

RATING AGENCY GUIDELINES

The Rating Agencies, which may assign ratings to our senior securities, impose asset coverage requirements, which may limit our ability to engage in certain types of transactions and may limit our ability to take certain actions without confirming that such action will not impair the ratings. Any agency that may rate our debt securities or preferred shares in the future is collectively referred to as the “Rating Agencies.”

We may, but are not required to, adopt any modification to the guidelines that may hereafter be established by any Rating Agency. Failure to adopt any modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any Rating Agency may, at any time, change or withdraw any rating. The Board may, without shareholder approval, modify, alter or repeal certain of the definitions and related provisions which have been adopted pursuant to each Rating Agency’s guidelines (“Rating Agency Guidelines”) only in the event we receive written confirmation from the Rating Agency or Agencies that any amendment, alteration or repeal would not impair the ratings then assigned to the senior securities.

We may be required to satisfy two separate asset maintenance requirements with respect to outstanding rated debt securities and with respect to rated preferred shares: (1) we must maintain assets in our portfolio that have a value, discounted in accordance with guidelines set forth by each Rating Agency, at least equal to 115% of the aggregate principal amount/liquidation preference of the debt securities/preferred stock, respectively, plus specified liabilities, payment obligations and other amounts (the “Basic Maintenance Amount”); and (2) we must satisfy the 1940 Act asset coverage requirements.

Basic Maintenance Amounts.    We may be required to maintain, as of each valuation date on which senior securities are outstanding, eligible assets having an aggregate discounted value at least equal to 115% of the applicable Basic Maintenance Amount, which is calculated separately for debt securities and preferred shares for each Rating Agency that is then rating the senior securities and so requires. If we fail to maintain eligible assets having an aggregated discounted value at least equal to 115% of the applicable Basic Maintenance Amount as of any valuation date and such failure is not cured, we will be required in certain circumstances to redeem certain of the senior securities.

The applicable Basic Maintenance Amount is defined in the Rating Agency’s Guidelines. Each Rating Agency may amend the definition of the applicable Basic Maintenance Amount from time to time.

The market value of our portfolio securities (used in calculating the discounted value of eligible assets) is calculated using readily available market quotations when appropriate, and in any event, consistent with our valuation procedures. For the purpose of calculating the applicable Basic Maintenance Amount, portfolio securities are valued in the same manner as we calculate our NAV. See “Determination of Net Asset Value.”

Each Rating Agency’s discount factors, the criteria used to determine whether the assets held in our portfolio are eligible assets, and the guidelines for determining the discounted value of our portfolio holdings for purposes of determining compliance with the applicable Basic Maintenance Amount are based on Rating Agency Guidelines established in connection with rating the senior securities. The discount factor relating to any asset, the applicable basic maintenance amount requirement, the assets eligible for inclusion in the calculation of the discounted value of our portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the applicable Rating Agency, without our approval, or the approval of our Board of Trustees or shareholders.

A Rating Agency’s Guidelines will apply to the senior securities only so long as that Rating Agency is rating such securities. We will pay certain fees to any Rating Agency that may provide a rating for the senior securities. The ratings assigned to the senior securities are not recommendations to buy, sell or hold the senior securities. Such ratings may be subject to revision or withdrawal by the assigning Rating Agency at any time.

1940 Act Asset Coverage.    We are also required to maintain, with respect to senior securities, as of the last business day on any month in which any senior securities are outstanding, asset coverage of at least 300% for debt securities and 200% for preferred stock (or such other percentage as may in the future be specified in or under the 1940 Act or in any order granted by the SEC as the minimum asset coverage for senior securities representing shares of a closed-end investment company as a condition of declaring dividends on its common stock). If we fail to maintain the applicable 1940 Act asset coverage as of the last business day of any month and such failure is not cured as of the last business day of the following month we may be required to redeem certain senior securities.

Notices.    Under Rating Agency Guidelines, in certain circumstances, we may be required to deliver to any Rating Agency which is then rating the senior securities (1) a certificate with respect to the calculation of the applicable Basic Maintenance Amount; (2) a certificate with respect to the calculation of the applicable 1940 Act asset coverage and the value of our portfolio holdings; and (3) a letter prepared by our independent accountants regarding the accuracy of such calculations.

Notwithstanding anything herein to the contrary, the Rating Agency Guidelines, as they may be amended from time to time by each Rating Agency will be reflected in a written document and may be amended by each Rating Agency without the vote, consent or approval of the Fund, the Board of Trustees or any shareholder of the Fund.

A copy of the current Rating Agency Guidelines will be provided to any holder of rated senior securities promptly upon request made by such holder to the Fund by writing the Fund at 2020 Calamos Court, Naperville, Illinois 60563.

CERTAIN PROVISIONS OF THE AGREEMENT AND DECLARATION

OF TRUST AND BY-LAWS, INCLUDING ANTITAKEOVER PROVISIONS

The Fund’s Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions, however, have the advantage of potentially requiring persons seeking control of the Fund to negotiate with our management regarding the price to be paid and facilitating the continuity of the Fund’s investment objective and policies. The Board of Trustees of the Fund has considered these provisions and concluded that they are in the best interests of the Fund.

The Board of Trustees is divided into three classes. The terms of the Trustees of the different classes are staggered. A Trustee may be removed from office with or without cause by a vote of at least a majority of the then Trustees if such removal is approved by the holders of at least 75% of the shares entitled to vote with respect to the election of such Trustee and present in person or by proxy at a meeting of shareholders called for such purpose.

In addition, the Agreement and Declaration of Trust requires the affirmative vote of at least 75% of the outstanding shares entitled to vote on the matter for the Trust to merge or consolidate with any other corporation, association, trust or other organization or to sell, lease or exchange all or substantially all of the Fund’s assets; unless such action has been approved by the affirmative vote of at least 75% of the Trustees then in office, in which case, the affirmative vote of a majority of the outstanding shares entitled to vote on the matter is required.

In addition, conversion of the Fund to an open-end investment company would require an amendment to the Fund’s Agreement and Declaration of Trust. Such an amendment would require the favorable vote of a majority of the then Trustees followed by a favorable vote of the holders of at least 75% of the shares entitled to vote on the matter, voting as separate classes or series (or a majority of such shares if the amendment was previously approved by 75% of the Trustees). Such a vote also would satisfy a separate requirement in the 1940 Act that the change be approved by the shareholders.

Under the 1940 Act, shareholders of an open-end investment company may require the company to redeem their shares of common stock at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. If the Fund is converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption, and the common shares would no longer be listed on the NASDAQ. Conversion to an open-end investment company would also require changes in certain of the Fund’s investment policies and restrictions. In addition, the Fund would be required to redeem all of its outstanding preferred shares prior to conversion to an open-end investment company.

In addition, the Agreement and Declaration of Trust requires the affirmative vote or consent of a majority of the then Trustees followed by the affirmative vote or consent of the holders of at least 75% of the shares of each affected class or series of the Fund outstanding, voting separately as a class or series, to approve certain transactions with a Principal Shareholder, unless the transaction has been approved by at least 75% of the Trustees, in which case a majority of the outstanding shares entitled to vote shall be required. For purposes of these provisions, a Principal Shareholder refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of shares of beneficial interest of the Fund. The 5% holder transactions subject to these special approval requirements are:

•	the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder;

•	the issuance of any securities of the Fund to any Principal Shareholder for cash (other than pursuant to any automatic dividend reinvestment plan); or

•

the sale, lease or exchange to the Fund or any subsidiary of the Fund in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a 12-month period.

The Fund may be terminated by the affirmative vote of not less than 75% of the Trustees then in office by written notice to the shareholders.

The Agreement and Declaration of Trust and By-Laws provide that the Board of Trustees has the power, to the exclusion of shareholders, to make, alter or repeal any of the By-Laws, except for any By-Law that requires a vote of the shareholders to be amended, adopted or repealed by the terms of the Agreement and Declaration of Trust, By-Laws or applicable law. Neither this provision of the Agreement and Declaration of Trust, nor any of the foregoing provisions thereof requiring the affirmative vote of 75% of outstanding shares of the Fund, can be amended or repealed except by the vote of such required number of shares.

With respect to proposals by shareholders submitted outside the process of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Fund’s By-Laws generally require that advance notice be given to the Fund in the event a shareholder desires to nominate a person for election to the Board of Trustees or to transact any other business at an annual meeting of shareholders. With respect to an annual meeting following the first annual meeting of shareholders, notice of any such nomination or business must be delivered to the principal executive offices of the Fund not less than 90 calendar days nor more than 120 calendar days prior to the anniversary date of the mailing of the notice for the prior year’s annual meeting (subject to certain exceptions). Any notice by a shareholder must be accompanied by certain information as provided in the By-Laws, including information regarding the shares held by the shareholder and information regarding the candidate’s background and qualifications to serve as trustee.

PLAN OF DISTRIBUTION

We may sell our common shares, preferred shares and debt securities, and certain of our shareholders may sell our common shares, on an immediate, continuous or delayed basis, in one or more offerings under this prospectus and any related prospectus supplement. The aggregate amount of securities that may be offered by us is limited to $200 million. We may offer our common shares, preferred shares and debt securities: (1) directly to one or more purchasers; (2) through agents; (3) through underwriters; or (4) through dealers. Each prospectus supplement relating to an offering of securities will state the terms of the offering, including as applicable:

•	the names of any agents, underwriters or dealers;

•	any sales loads or other items constituting underwriters’ compensation;

•	any discounts, commissions, or fees allowed or paid to dealers or agents;

•

the public offering or purchase price of the offered securities and the net proceeds we will receive from the sale; provided, however, that we will not receive any of the proceeds from a sale of our common stock by any selling shareholder; and

•	any securities exchange on which the offered securities may be listed.

Direct Sales

We may sell our common shares, preferred shares and debt securities, or certain of our shareholders may sell our common shares, directly to, and solicit offers from, institutional investors or others who may be deemed to be underwriters as defined in the 1933 Act for any resales of the securities. In this case, no underwriters or agents would be involved. We, or any selling shareholder, may use electronic media, including the Internet, to sell offered securities directly. The terms of any of those sales will be described in a prospectus supplement.

If our common shares are to be offered for sale by certain of our shareholders, each prospectus supplement relating to such offering will indicate the nature of any position, office, or other material relationship which the selling shareholder has had within the past three years with the Fund or any of its predecessors or affiliates, and will state the amount of securities of the class owned by such shareholder prior to the offering, the amount to be offered for the shareholder’s account, the amount and (if one percent or more) the percentage of the class to be owned by such shareholder after completion of the offering.

By Agents

We may offer our common shares, preferred shares and debt securities through agents that we or they designate. Any agent involved in the offer and sale will be named and any commissions payable by us will be described in the prospectus supplement. Unless otherwise indicated in the prospectus supplement, the agents will be acting on a best efforts basis for the period of their appointment.

Sales of our common shares may be made in transactions that are deemed to be “at the market” as defined in Rule 415 under the 1933 Act, including sales made directly on the NASDAQ or sales made to or through a market maker other than on an exchange.

By Underwriters

We may offer and sell securities from time to time to one or more underwriters who would purchase the securities as principal for resale to the public, either on a firm commitment or best efforts basis. If we sell securities to underwriters, we will execute an underwriting agreement with them at the time of the sale and will name them in the prospectus supplement. In connection with these sales, the underwriters may be deemed to have received compensation from us in the form of underwriting discounts and commissions. The underwriters also may receive commissions from purchasers of securities for whom they may act as agent. Unless otherwise stated in the prospectus supplement, the underwriters will not be obligated to purchase the securities unless the conditions set forth in the underwriting agreement are satisfied, and if the underwriters purchase any of the securities, they will be required to purchase all of the offered securities. The underwriters may sell the offered securities to or through dealers, and those dealers may receive discounts, concessions or commissions from the underwriters as well as from the purchasers for whom they may act as agent. Any public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

If a prospectus supplement so indicates, we may grant the underwriters an option to purchase additional shares of common stock at the public offering price, less the underwriting discounts and commissions, within 45 days from the date of the prospectus supplement, to cover any overallotments.

By Dealers

We may offer and sell securities from time to time to one or more dealers who would purchase the securities as principal. The dealers then may resell the offered securities to the public at fixed or varying prices to be determined by those dealers at the time of resale. The names of the dealers and the terms of the transaction will be set forth in the prospectus supplement.

General Information

Agents, underwriters, or dealers participating in an offering of securities may be deemed to be underwriters, and any discounts and commission received by them and any profit realized by them on resale of the offered securities for whom they act as agent may be deemed to be underwriting discounts and commissions under the 1933 Act.

We may offer to sell securities either at a fixed price or at prices that may vary, at market prices prevailing at the time of sale, at prices related to prevailing market prices, or at negotiated prices.

Ordinarily, each series of offered securities will be a new issue of securities and will have no established trading market.

To facilitate an offering of common stock in an underwritten transaction and in accordance with industry practice, the underwriters may engage in transactions that stabilize, maintain, or otherwise affect the market price of the common stock or any other security. Those transactions may include overallotment, entering stabilizing bids, effecting syndicate covering transactions, and reclaiming selling concessions allowed to an underwriter or a dealer.

•	An overallotment in connection with an offering creates a short position in the common stock for the underwriter’s own account.

•	An underwriter may place a stabilizing bid to purchase the common stock for the purpose of pegging, fixing, or maintaining the price of the common stock.

•

Underwriters may engage in syndicate covering transactions to cover overallotments or to stabilize the price of the common stock by bidding for, and purchasing, the common stock or any other securities in the open market in order to reduce a short position created in connection with the offering.

•

The managing underwriter may impose a penalty bid on a syndicate member to reclaim a selling concession in connection with an offering when the common stock originally sold by the syndicate member is purchased in syndicate covering transactions or otherwise.

Any of these activities may stabilize or maintain the market price of the securities above independent market levels. The underwriters are not required to engage in these activities, and may end any of these activities at any time.

Any underwriters to whom the offered securities are sold for offering and sale may make a market in the offered securities, but the underwriters will not be obligated to do so and may discontinue any market-making at any time without notice. The offered securities may or may not be listed on a securities exchange. We cannot assure you that there will be a liquid trading market for the offered securities.

Under agreements entered into with us, underwriters and agents may be entitled to indemnification by us against certain civil liabilities, including liabilities under the 1933 Act, or to contribution for payments the underwriters or agents may be required to make.

The underwriters, agents, and their affiliates may engage in financial or other business transactions with us and our subsidiaries in the ordinary course of business.

The maximum commission or discount to be received by any member of the Financial Industry Regulatory Authority or independent broker-dealer will not be greater than eight percent of the initial gross proceeds from the sale of any security being sold.

The aggregate offering price specified on the cover of this prospectus relates to the offering of the securities not yet issued as of the date of this prospectus.

To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the underwriters may from time to time act as a broker or dealer and receive fees in connection with the execution of our portfolio transactions after the underwriters have ceased to be underwriters and, subject to certain restrictions, each may act as a broker while it is an underwriter.

A prospectus and accompanying prospectus supplement in electronic form may be made available on the websites maintained by underwriters. The underwriters may agree to allocate a number of securities for sale to their online brokerage account holders. Such allocations of securities for internet distributions will be made on the same basis as other allocations. In addition, securities may be sold by the underwriters to securities dealers who resell securities to online brokerage account holders.

CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

The Fund’s securities and cash are held under a custodian agreement with State Street Bank and Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts 02117-9130. The transfer agent, dividend disbursing agent and registrar for the Fund’s shares is Computershare Shareowner Services LLC, P.O. Box 358016, Pittsburgh, PA 15252-8016.

LEGAL MATTERS

K&L Gates LLP (“K&L Gates”), Chicago, Illinois and Washington, DC, is counsel to the Fund. Morris, Nichols, Arsht and Tunnell LLP, Wilmington, Delaware (“Morris Nichols”) has opined on certain matters of Delaware law relating to the legality of the securities to be offered hereby. If certain legal matters in connection with an offering of securities are passed upon by counsel for the underwriters of such offering, such matters will be passed upon by counsel to be identified in a prospectus supplement. K&L Gates and counsel to the underwriters may rely on the opinion of Morris Nichols for certain matters of Delaware law.

EXPERTS

The financial highlights appearing herein for the fiscal year ended October 31, 2013 and each of the prior years then ended and the financial statements and financial highlights as of and for the year ended October 31, 2013, appearing in the statement of additional information, which is incorporated by reference in its entirety into this prospectus, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing in the Fund’s 2013 annual report to shareholders and in the statement of additional information. Such financial statements and financial highlights are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

SEMI-ANNUAL FINANCIAL STATEMENTS

The unaudited semi-annual financial statements, and the notes thereto, dated April 30, 2014, are incorporated herein by reference from the Fund’s Semi-Annual Report to shareholders for the six-month period ended April  30, 2014.

AVAILABLE INFORMATION

We are subject to the informational requirements of the Exchange Act and the 1940 Act and are required to file reports, including annual and semi-annual reports, proxy statements and other information with the SEC. These documents are available on the SEC’s EDGAR system and can be inspected and copied for a fee at the SEC’s public reference room, 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Additional information about the operation of the public reference room facilities may be obtained by calling the SEC at (202) 551-5850.

This prospectus does not contain all of the information in our registration statement, including amendments, exhibits, and schedules. Statements in this prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

Additional information about us can be found in our registration statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains our registration statement, other documents incorporated by reference, and other information we have filed electronically with the SEC, including proxy statements and reports filed under the Exchange Act.

OF THE STATEMENT OF ADDITIONAL INFORMATION

The information in this prospectus is not complete and may be changed. We may not sell these securities until the amendment to the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED                      , 2014

Prospectus Supplement

(To Prospectus dated             , 2014)

Calamos Convertible Opportunities and Income Fund

Up to [                    ] Common Shares

Calamos Convertible Opportunities and Income Fund (the “Fund,” “we,” or “our”) is a diversified, closed-end management investment company which commenced investment operations in June 2002. Our investment objective is to provide total return through a combination of capital appreciation and current income.

Our common shares are listed on the NASDAQ Global Select Market (“NASDAQ”) under the symbol “CHI.” As of                     , the last reported sale price for our common shares was $         per share.

Sales of our common shares, if any, under this prospectus supplement and the accompanying prospectus may be made in negotiated transactions or transactions that are deemed to be “at the market” as defined in Rule 415 under the Securities Act of 1933, as amended (the “1933 Act”), including sales made directly on the NASDAQ or sales made to or through a market maker other than on an exchange.

Investing in our securities involves certain risks. You could lose some or all of your investment. See “Risk Factors” beginning on page 30 of the accompanying prospectus. You should consider carefully these risks together with all of the other information contained in this prospectus supplement and the accompanying prospectus before making a decision to purchase our securities.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus Supplement dated             , 2014

This prospectus supplement, together with the accompanying prospectus, sets forth concisely the information that you should know before investing. You should read the accompanying prospectus and prospectus supplement, which contain important information, before deciding whether to invest in our securities. You should retain the accompanying prospectus and prospectus supplement for future reference. A statement of additional information, dated             , 2014 as supplemented from time to time, containing additional information, has been filed with the Securities and Exchange Commission (“Commission”) and is incorporated by reference in its entirety into this prospectus supplement and the accompanying prospectus. This prospectus supplement, the accompanying prospectus and the statement of additional information are part of a “shelf” registration statement that we filed with the Commission. This prospectus supplement describes the specific details regarding this offering, including the method of distribution. If information in this prospectus supplement is inconsistent with the accompanying prospectus or the statement of additional information, you should rely on this prospectus supplement. You may request a free copy of the statement of additional information, the table of contents of which is on page 66 of the accompanying prospectus, request a free copy of our annual and semi-annual reports, request other information or make shareholder inquiries, by calling toll-free 1-800-582-6959 or by writing to the Fund at 2020 Calamos Court, Naperville, Illinois 60563. The Fund’s annual and semi-annual reports also are available on our website at www.calamos.com, which also provides a link to the Commission’s website, as described below, where the Fund’s statement of additional information can be obtained. Information included on our website does not form part of this prospectus supplement or the accompanying prospectus. You can review and copy documents we have filed at the Commission’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission’s website (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

Our securities do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Prospectus Supplement

You should rely only on the information contained or incorporated by reference in this prospectus supplement and the accompanying prospectus in making your investment decisions. We have not authorized any other person to provide you with different or inconsistent information. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus supplement and the accompanying prospectus do not constitute an offer to sell or solicitation of an offer to buy any securities in any jurisdiction where the offer or sale is not permitted. The information appearing in this prospectus supplement and in the accompanying prospectus is accurate only as of the dates on their covers. Our business, financial condition and prospects may have changed since such dates. We will advise investors of any material changes to the extent required by applicable law.

i

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus supplement, the accompanying prospectus and the statement of additional information contain “forward-looking statements.” Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” and similar terms and the negative of such terms. Such forward-looking statements may be contained in this prospectus supplement as well as in the accompanying prospectus. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect our actual results are the performance of the portfolio of securities we hold, the price at which our shares will trade in the public markets and other factors discussed in our periodic filings with the Commission. Currently known risk factors that could cause actual results to differ materially from our expectations include, but are not limited to, the factors described in the “Risk Factors” sections of the accompanying prospectus. We urge you to review carefully those sections for a more detailed discussion of the risks of an investment in our securities.

Although we believe that the expectations expressed in our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Risk Factors” sections of the accompanying prospectus. All forward-looking statements contained or incorporated by reference in this prospectus supplement or the accompanying prospectus are made as of the date of this prospectus supplement or the accompanying prospectus, as the case may be. Except for our ongoing obligations under the federal securities laws, we do not intend, and we undertake no obligation, to update any forward-looking statement. The forward-looking statements contained in this prospectus supplement, the accompanying prospectus and the statement of additional information are excluded from the safe harbor protection provided by section 27A of the 1933 Act.

ii

PROSPECTUS SUPPLEMENT SUMMARY

The following summary contains basic information about us and our securities. It is not complete and may not contain all of the information you may want to consider. You should review the more detailed information contained in this prospectus supplement and in the accompanying prospectus and in the statement of additional information, especially the information set forth under the heading “Risk Factors” beginning on page 30 of the accompanying prospectus.

The Fund

The Fund is a diversified, closed-end management investment company, with total managed assets (as such term is defined below) of approximately $         billion as of             , 2014. We commenced operations in June 2002 following our initial public offering. Our investment objective is to provide total return through a combination of capital appreciation and current income.

Investment Adviser

Calamos Advisors LLC (the “Adviser” or “Calamos”) serves as our investment adviser. Calamos is responsible on a day-to-day basis for investment of the Fund’s portfolio in accordance with its investment objective and policies. Calamos makes all investment decisions for the Fund and places purchase and sale orders for the Fund’s portfolio securities. As of             , 2014 Calamos managed approximately $         billion in assets of individuals and institutions. Calamos is a wholly-owned subsidiary of Calamos Investments LLC and an indirect subsidiary of Calamos Asset Management, Inc., a publicly traded holding company.

The Fund pays Calamos an annual fee, payable monthly, for its investment management services equal to 0.80% of the Fund’s average weekly managed assets. “Managed assets” means the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of liabilities (other than debt representing financial leverage). See “Management of the Fund” on page 39 of the accompanying prospectus.

The principal business address of the Adviser is 2020 Calamos Court, Naperville, Illinois 60563.

The Offering

The Fund and Calamos entered into a sales agreement with                                                                               relating to the common shares offered by this prospectus supplement and the accompanying prospectus. In accordance with the terms of the sales agreement, we may offer and sell up to                      of our common shares, no par value per share, from time to time through                          as our agent for the offer and sale of the common shares. As of                         , there are                      common shares remaining under the current sales agreement with                     . As of                             , the Fund had offered and sold                  common shares pursuant to prior sales agreements with                 , resulting in proceeds (net of all fees and commissions) of $                    . All prior sales agreements with                          have been terminated.

Our common shares are listed on the NASDAQ Global Select Market (“NASDAQ”) under the symbol “CHI.” As of             , 2014 the last reported sale price for our common shares was $        .

Sales of our common shares, if any, under this prospectus supplement and the accompanying prospectus may be made in negotiated transactions or transactions that are deemed to be “at the market” as defined in Rule 415 under the 1933 Act, including sales made directly on the NASDAQ or sales made to or through a market maker other than on an exchange. See “Plan of Distribution” in this prospectus supplement. Our common shares may not be sold through agents, underwriters or dealers without delivery or deemed delivery of a prospectus and a prospectus supplement describing the method and terms of the offering of our securities. Under the 1940 Act, the Fund may not sell any common shares at a price below the current net asset value of such common shares, exclusive of any distributing commission or discount.

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Use of Proceeds

Unless otherwise specified in this prospectus supplement, we currently intend to use the net proceeds from the sale of our common shares in this offering primarily to invest in accordance with our investment objective and policies (as described under “Investment Objective and Principal Investment Strategies,” beginning on page 18 of the accompanying prospectus) within approximately                      of receipt of such proceeds. We may also use proceeds from the sale of our securities to retire all or a portion of any short-term debt, and for working capital purposes, including the payment of interest and operating expenses, although there is currently no intent to issue securities primarily for this purpose. [The interest rate of such indebtedness is [            ] and the maturity is [            ].] Reduction of the leverage employed by the Fund will reduce our assets available for investment, and may have a negative impact on the Fund. See “Leverage,” beginning on page 25 of the accompanying prospectus, and “Risk Factors — Additional Risks to Common Shareholders — Reduction of Leverage Risk” on page 36 of the accompanying prospectus.

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CAPITALIZATION

We may offer and sell up to [                ] of our common shares, no par value per share.

The following table sets forth our capitalization on a historical basis as of             , 2014:

Actual
Loan
Common shares, no par value per share, unlimited shares authorized, 68,456,589 outstanding (actual)
Undistributed net investment income (loss)
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options and interest rate swaps
Net unrealized appreciation (depreciation) on investments, foreign currency transactions, written options and interest rate swaps
Net assets applicable to common shareholders

Total Capitalization

SUMMARY OF FUND EXPENSES

The following table and example contain information about the costs and expenses that common shareholders will bear directly or indirectly. In accordance with Commission requirements, the table below shows our expenses, including interest payments on borrowed funds, as a percentage of our average net assets as of             , 2014, and not as a percentage of gross assets or managed assets.

By showing expenses as a percentage of average net assets, expenses are not expressed as a percentage of all of the assets we invest. The table and example are based on our capital structure as of             , 2014. As of             , 2014, we had $         million in borrowings outstanding and additional structural leverage of $         million, representing         % of managed assets as of that date.

Shareholder Transaction Expenses
Sales Load (as a percentage of offering price)	[	]
Offering Costs Borne by the Fund (as a percentage of offering price)	[	]
Dividend Reinvestment and Cash Purchase Plan Fees(1)	None

Percentage of Average Net
Assets Attributable to
Annual Expenses	Common Shareholders
Management Fee(2)
Interest Payments on Borrowed Funds(3)
Other Expenses(4)
Acquired Fees and Expenses
Total Annual Expenses

Example:

The following example illustrates the expenses that common shareholders would pay on a $1,000 investment in common shares, assuming (1) net annual expenses of         % of net assets attributable to common shareholders; (2) a 5% gross annual return; and (3) all distributions are reinvested at net asset value:

	1 Year	3 Years	5 Years	10 Years
Total Expenses Paid by Common Shareholders(5)	$	$	$	$

The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those assumed. Moreover, our actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

(1)

Shareholders will pay a transaction fee plus brokerage charges if they direct the Plan Agent to sell common shares held in a Plan account. In addition, each participant will pay a pro rata share of brokerage commissions

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incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold. See “Automatic Dividend Reinvestment Plan” on page 50 of the accompanying prospectus.

(2)	The Fund pays Calamos an annual management fee, payable monthly, for its investment management services equal to % of the Fund’s average weekly managed assets. In accordance with the requirements of the Commission, the table above shows the Fund’s management fee as a percentage of average net assets attributable to common shareholders. By showing the management fee as a percentage of net assets, the management fee is not expressed as a percentage of all of the assets the Fund intends to invest. For purposes of the table, the management fee has been converted to % of the Fund’s average weekly net assets as of , 2014 by dividing the total dollar amount of the management fee by the Fund’s average weekly net assets (managed assets less outstanding leverage).

(3)	Reflects interest expense on $ million in borrowings under the Fund’s Committed Facility Agreement with BNP Paribas Prime Brokerage International Ltd and the Fund’s Credit Agreement with State Street Bank and Trust Company, plus $ million in additional structural leverage related to certain securities lending programs, as described in the prospectus under “Prospectus Summary — Use of Leverage by the Fund.”

(4)	Other Expenses are based on estimated amounts for the current fiscal year.

(5)	The example includes sales load and estimated offering costs.

The purpose of the table and the example above is to help investors understand the fees and expenses that they, as common shareholders, would bear directly or indirectly. For additional information with respect to our expenses, see “Management of the Fund” on page 39 of the accompanying prospectus.

MARKET AND NET ASSET VALUE INFORMATION

Our common shares are listed on the NASDAQ Global Select Market (“NASDAQ”) under the symbol “CHI.” Our common shares commenced trading on the New York Stock Exchange (“NYSE”) in June 2002. On July 2, 2012, the common shares ceased trading on the NYSE and commenced trading on the NASDAQ.

Our common shares have traded both at a premium and a discount to net asset value or NAV. We cannot predict whether our shares will trade in the future at a premium or discount to NAV. The provisions of the 1940 Act generally require that the public offering price of common shares (less any underwriting commissions and discounts) must equal or exceed the NAV per share of a company’s common stock (calculated within 48 hours of pricing). Our issuance of common shares may have an adverse effect on prices in the secondary market for our common shares by increasing the number of common shares available, which may put downward pressure on the market price for our common shares. Shares of common stock of closed-end investment companies frequently trade at a discount from NAV. See “Risk Factors — Additional Risks to Common Shareholders — Market Discount Risk” on page 38 of the accompanying prospectus.

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The following table sets forth for each of the periods indicated the high and low closing market prices for our common shares on the NASDAQ and NYSE, as applicable, the NAV per share and the premium or discount to NAV per share at which our common shares were trading. NAV is determined on the last business day of each month. See “Net Asset Value” on page 48 of the accompanying prospectus for information as to the determination of our NAV.

				Premium/ (Discount)
	Market Price(1)		Net Asset Value(2)	to Net Asset Value(3)
Quarter Ended	High	Low		High	Low
April 30, 2011	13.55	12.91	13.22	2.50%	0.86%
July 31, 2011	13.59	12.46	12.74	3.11%	(2.50%)
October 31, 2011	12.81	10.75	12.31	0.63%	(5.04%)
January 31, 2012	12.30	11.15	12.42	(0.97%)	(5.67%)
April 30, 2012	12.95	12.18	12.42	1.73%	(1.06%)
July 31, 2012	12.64	11.53	12.32	1.44%	(3.68%)
October 31, 2012	12.86	12.23	12.45	1.98%	(1.85%)
January 31, 2013	12.63	11.50	12.79	(1.02%)	(5.51%)
April 30, 2013	12.78	12.11	12.96	(1.39%)	(3.74%)
July 31, 2013	13.30	11.82	12.92	0.15%	(3.82%)
October 31, 2013	13.09	12.36	13.20	(0.83%)	(2.22%)
January 31, 2014	13.73	12.85	13.38	1.40%	(1.76%)
April 30, 2014	14.44	13.24	13.53	3.07%	0.08%
July 31, 2014	14.15	13.37	13.48	2.24%	(0.37%)

Source: Bloomberg Financial and Fund Accounting Records.

(1)	Based on high and low closing market price during the respective quarter.

(2)	Based on the NAV calculated on the close of business on the last business day of each calendar quarter.

(3)	Based on the Fund’s computations on the day of each of the high and low closing market prices during the respective quarter.

The last reported sale price, NAV per common share and percentage premium to NAV per common share on             , 2014, were $[        ], $[        ] and [        ]%, respectively. As of             , 2014, we had [                ] common shares outstanding and managed assets of $[        ] billion.

The following table provides information about our outstanding securities as of             , 2014:

		Amount
		Held by the
	Amount	Fund or for	Amount
Title of Class	Authorized	its Account	Outstanding
Common Shares	Unlimited	0	[	]

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USE OF PROCEEDS

Sales of our common shares, if any, under this prospectus supplement and the accompanying prospectus may be made in negotiated transactions or transactions that are deemed to be “at the market” as defined in Rule 415 under the 1933 Act, including sales made directly on the NASDAQ or sales made to or through a market maker other than on an exchange. There is no guaranty that there will be any sales of our common shares pursuant to this prospectus supplement and the accompanying prospectus. Actual sales, if any, of our common shares under this prospectus supplement and the accompanying prospectus may be less than as set forth below in this paragraph. In addition, the price per share of any such sale may be greater or less than the price set forth below in this paragraph, depending on the market price of our common shares at the time of any such sale. As a result, the actual net proceeds we receive may be more or less than the amount of net proceeds estimated in this prospectus supplement. Assuming the sale of the                  common shares remaining under the sales agreement at the last reported sale price of              per share for our common shares on the NASDAQ as of                         , we estimate that the net proceeds of this offering will be approximately                      after deducting the estimated JonesTrading commissions and our estimated offering expenses. The estimated net proceeds do not reflect the sale of shares at their actual sale price between the execution of the Sales Agreement with JonesTrading and the date of this prospectus supplement. We currently intend to use the net proceeds from the sale of our common shares in this offering primarily to invest in accordance with our investment objective and policies within approximately three months of receipt of such proceeds. We may also use proceeds from the sale of our securities to retire all or a portion of any short-term debt we incur in pursuit of our investment objective and policies, and for working capital purposes, including the payment of interest and operating expenses, although there is currently no intent to issue securities primarily for this purpose. Pending such use of proceeds, we anticipate that we will invest the proceeds in securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations.

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PLAN OF DISTRIBUTION

[                             ]

LEGAL MATTERS

K&L Gates LLP (“K&L Gates”), Chicago, Illinois and Washington, DC, which is serving as counsel to the Fund in connection with the offering, has opined on the legality of the issuance of the common shares offered hereby. K&L Gates may rely on the opinion of [                        ] with respect to certain matters of Delaware law.

EXPERTS

The financial highlights appearing herein and the financial statements and financial highlights as of and for the year ended October 31, 2013, appearing in the statement of additional information, which is incorporated by reference in its entirety into this prospectus supplement, have been audited by [                        ], an independent registered public accounting firm, as stated in their report on the statement of financial position as of October 31, 2013, the statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years then ended, and the financial highlights for each of the five years then ended, appearing the Fund’s 2013 annual report to shareholders and in the statement of additional information. Such financial statements and financial highlights are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

AVAILABLE INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the 1940 Act and are required to file reports, including annual and semi-annual reports, proxy statements and other information with the Commission. These documents are available on the Commission’s EDGAR system and can be inspected and copied for a fee at the Commission’s public reference room, 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Additional information about the operation of the public reference room facilities may be obtained by calling the Commission at (202) 551-5850.

This prospectus supplement and the accompanying prospectus do not contain all of the information in our registration statement, including amendments, exhibits, and schedules. Statements in this prospectus supplement and the accompanying prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

Additional information about us can be found in our registration statement (including amendments, exhibits, and schedules) on Form N-2 filed with the Commission. The Commission maintains a web site (http://www.sec.gov) that contains our registration statement, other documents incorporated by reference, and other information we have filed electronically with the Commission, including proxy statements and reports filed under the Exchange Act.

S-7

[                ] Common Shares

Calamos Convertible Opportunities and Income Fund

PROSPECTUS SUPPLEMENT

[            ], 2014

Until [            ], 2014 (25 days after the date of this prospectus supplement), all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters.

CHIPRO 10/14

The information in this prospectus supplement, which relates to an effective Registration Statement under the Securities Act of 1933, is not complete and may be changed. We may not sell these securities until we deliver a final prospectus supplement. This prospectus supplement and the attached prospectus do not constitute an offer to sell these securities or a solicitation of an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED         , 2014

[LOGO]

FORM OF PROSPECTUS SUPPLEMENT

(To prospectus dated     , 2014)

$

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND

Preferred Shares

                Shares, Series

Liquidation Preference $ per share

Calamos Convertible Opportunities and Income Fund (the “Fund,” “we”, “us” or “our”) is a diversified, closed-end management investment company. Our investment objective is to provide total return through a combination of capital appreciation and current income.

We are offering an additional series (“Series         ”) of our series         preferred shares (referred to as “Preferred Shares” or “Series         Preferred Shares”) in this prospectus supplement. This prospectus supplement is not complete and should be read in conjunction with our prospectus dated , 20        (the “prospectus”), which accompanies this prospectus supplement. This prospectus supplement does not include all information that you should consider before purchasing any Preferred Shares. You should read this prospectus supplement and our prospectus prior to purchasing any Preferred Shares.

The Series         Preferred Shares offered in this prospectus supplement, together with the previously issued and currently outstanding Preferred Shares, are collectively referred to as “Preferred Shares.” Individual series of Preferred Shares are referred to as a “series.” Except as otherwise described in this prospectus supplement, the terms of this series and all other series are the same.

The Preferred Shares have a liquidation preference of $         per share, plus any accumulated, unpaid dividends. The Preferred Shares also have priority over the Fund’s common shares as to distribution of assets as described in this prospectus supplement.

(continued on next page)

Investing in Preferred Shares involves certain risks. See “Risk Factors” beginning on page 30 of the prospectus and beginning on page     of this prospectus supplement.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus supplement is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total
Public offering price	$	$
Sales load	$	$
Proceeds to us (before expenses)(1)	$	$

(1)	Does not include offering expenses payable to us estimated to be $ .

The underwriters expect to deliver the Series         Preferred Shares in book-entry form, through the facilities of The Depository Trust Company, to broker-dealers on or about , 20        .

[UNDERWRITER(S)]

                , 20

This prospectus supplement has been filed with the Securities and Exchange Commission (the “SEC”). Additional copies of this prospectus supplement, the prospectus, the statement of additional information dated                  , as supplemented from time to time, or the Fund’s annual or semi-annual reports are available by calling (800) 582-6959 or by writing to the Fund, or you may obtain copies (and other information regarding us) from the SEC’s web site (http://www.sec.gov). The Fund’s annual and semi-annual reports are also available on the Fund’s website at www.calamos.com, which provides a link to the SEC’s website where the Fund’s statement of additional information may be obtained. You also may e-mail requests for these documents to the SEC at publicinfo@sec.gov or make a request in writing to the SEC’s Public Reference Section, 100 F Street, N.E., Room 1580, Washington, D.C. 20549.

This prospectus supplement, which describes the specific terms of this offering, also adds to and updates information contained in the accompanying prospectus and the documents incorporated by reference in the prospectus. The prospectus gives more general information, some of which may not apply to this offering.

If the description of this offering varies between this prospectus supplement and the accompanying prospectus, you should rely on the information contained in this prospectus supplement; provided that if any statement in one of these documents is inconsistent with a statement in another document having a later date, the statement in the document having the later date modifies or supersedes the earlier statement.

The Preferred Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Prospectus Supplement

You should rely only on the information contained in or incorporated by reference in this prospectus supplement. Neither we nor the underwriters have authorized anyone to provide you with different or inconsistent information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these Series      Preferred Shares in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this prospectus supplement is accurate only as of the date of this prospectus supplement, and that our business, financial condition and prospects may have changed since this date. We will amend or supplement this prospectus supplement to reflect material changes to the information contained in this prospectus supplement to the extent required by applicable law.

i

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus supplement, the accompanying prospectus and the statement of additional information contain “forward-looking statements.” Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” and similar terms and the negative of such terms. Such forward-looking statements may be contained in this prospectus supplement, as well as in the accompanying prospectus. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect our actual results are the performance of the portfolio of securities we hold, the conditions in the U.S. and international financial, petroleum and other markets, the price at which our shares will trade in the public markets and other factors discussed in our periodic filings with the SEC. Currently known risk factors that could cause actual results to differ materially from our expectations include, but are not limited to, the factors described in the “Risk Factors” section of the prospectus accompanying this prospectus supplement. We urge you to review carefully that section for a more detailed discussion of the risks of an investment in the Preferred Shares.

Although we believe that the expectations expressed in our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Risk Factors” section of the prospectus accompanying this prospectus supplement. All forward-looking statements contained or incorporated by reference in this prospectus supplement or the accompanying prospectus are made as of the date of this prospectus supplement or the accompanying prospectus, as the case may be. Except for our ongoing obligations under the federal securities laws, we do not intend, and we undertake no obligation, to update any forward-looking statement. The forward-looking statements contained in this prospectus supplement are excluded from the safe harbor protection provided by section 27A of the Securities Act of 1933, as amended.

ii

PROSPECTUS SUPPLEMENT SUMMARY

This summary contains basic information about us but does not contain all of the information that is important to your investment decision. You should read this summary together with the more detailed information contained elsewhere in this prospectus supplement and accompanying prospectus and in the statement of additional information, especially the information set forth under the heading “Risk Factors” beginning on page      of the accompanying prospectus and on page      of this prospectus supplement.

The Fund

Calamos Convertible Opportunities and Income Fund is a diversified, closed-end management investment company. Throughout the prospectus, we refer to Calamos Convertible Opportunities and Income Fund as the “Fund” or as “we,” “us,” or “our.” The Fund’s common shares are traded on the NASDAQ Global Select Market (“NASDAQ”) under the symbol “CHI.” As of          , the Fund had          common shares outstanding and net assets of $        . The Fund’s principal offices are located at 2020 Calamos Court, Naperville, Illinois 60563. We have a fiscal year ending October 31st.

Our investment objective is to provide total return through a combination of capital appreciation and current income. There can be no assurance that we will achieve our investment objective. See “The Fund” in the accompanying prospectus.

We commenced operations in June 2002 following our initial public offering.

Investment Adviser

Calamos Advisors LLC (“Calamos”) is the Fund’s investment adviser. Calamos is responsible on a day-to-day basis for investment of the Fund’s portfolio in accordance with its investment objective and policies. Calamos makes all investment decisions for the Fund and places purchase and sale orders for the Fund’s portfolio securities. As of          , Calamos managed approximately          $ billion in assets of individuals and institutions. Calamos is a wholly owned subsidiary of Calamos Investments LLC (“CILLC”) and an indirect subsidiary of Calamos Asset Management, Inc., a publicly traded holding company.

The Fund pays Calamos an annual fee, payable monthly, for its investment management services equal to          % of the Fund’s average weekly managed assets. See “Management of the Fund” in the accompanying prospectus.

The principal business address of the Adviser is 2020 Calamos Court, Naperville, Illinois, 60563.

The Offering

Preferred Shares offered by the Fund	We are offering Series Preferred Shares, each at a purchase price of $ per share. The Series Preferred Shares are offered through .

Use of Proceeds	The Fund estimates the net proceeds of the offering of Preferred Shares, after payment of sales load and offering expenses, will be approximately $ .

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The Fund will invest the net proceeds of any sales of securities in accordance with our investment objective and policies. Such investments may be delayed if suitable investments are unavailable at the time or for other reasons.

Pending such investment, we anticipate that we will invest the proceeds in securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations. We may also use proceeds from the sale of our securities to (i) retire all or a portion of any short-term debt we incur in pursuit of our investment objective and policies, (ii) redeem any outstanding senior securities, including, to the extent any are outstanding, our Auction Market Preferred Shares, and (iii) for working capital purposes, including the payment of interest and operating expenses, although there is currently no intent to issue securities primarily for this purpose. A delay in the anticipated use of proceeds could lower returns, reduce our distribution to common shareholders and reduce the amount of cash available to make dividend and interest payments on preferred shares and debt securities, respectively. See “Investment Objective and Principal Investment Strategies” in the accompanying prospectus.

Risk Factors	See “Risk Factors” and other information included in the accompanying prospectus and in this prospectus supplement for a discussion of factors you should carefully consider before deciding to invest in the Preferred Shares.

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USE OF PROCEEDS

The Fund estimates the net proceeds of the offering of Preferred Shares, after payment of sales load and offering expenses, will be approximately $        . Subject to the remainder of this section, we will invest the net proceeds of any sales of securities in accordance with our investment objective and policies. Such investments may be delayed if suitable investments are unavailable at the time or for other reasons. Pending such investment, we anticipate that we will invest the proceeds in securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations. We may also use proceeds from the sale of our securities to (i) retire all or a portion of any short-term debt we incur in pursuit of our investment objective and policies, (ii) redeem any outstanding senior securities, including, to the extent any are outstanding, our Auction Market Preferred Shares, and (iii) for working capital purposes, including the payment of interest and operating expenses, although there is currently no intent to issue securities primarily for this purpose. A delay in the anticipated use of proceeds could lower returns, reduce our distribution to common shareholders and reduce the amount of cash available to make dividend and interest payments on preferred shares and debt securities, respectively. See “Investment Objective and Principal Investment Strategies” in the accompanying prospectus.

CAPITALIZATION

The following table sets forth the capitalization of the Fund as of          , 20    , and as adjusted, to give effect to the issuance of all the Preferred Shares offered hereby (including estimated offering expenses and sales load of $        ). The sales load and offering expenses of the Preferred Shares will be effectively borne by common shareholders.

	Actual	As Adjusted Preferred Shares
Loan

Shareholders Equity

Preferred Shares, no par value per share, $25,000 stated value per share, at liquidation value; unlimited shares authorized (no shares issued; and shares issued, respectively)*

Common shares, no par value per share, unlimited shares authorized, shares outstanding*

Undistributed net investment income

Accumulated net realized gain (loss) on investments

Net Unrealized appreciation (depreciation) on investments

Net Assets

*	None of these outstanding shares are held by or for the account of the Fund

ASSET COVERAGE REQUIREMENTS

The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies that may issue ratings for the preferred shares or debt instruments issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowing. Calamos does not anticipate that these covenants or restrictions will adversely affect its ability to manage the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Due to these covenants or restrictions, the Fund may be forced to liquidate investments at times and at prices that are not favorable to the Fund, or the Fund may be forced to forgo investments that Calamos otherwise views as favorable.

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DESCRIPTION OF PREFERRED SHARES

The following is a brief description of the terms of the Preferred Shares. For the complete terms of the Preferred Shares, please refer to the detailed description of the Preferred Shares in the Statement of Preferences of Preferred Shares (the “Statement”) attached as Appendix          to the statement of additional information. Where appropriate, terms used in “Description of Preferred Shares” below will have the same meanings as those terms in the Statement.

General

The Fund’s Agreement and Declaration of Trust authorizes the issuance of preferred shares, no par value per share, in one or more classes or series with rights as determined by the Board of Trustees without the approval of common shareholders. The Statement currently authorizes the issuance of         Preferred Shares, Series     . All Preferred Shares will have a liquidation preference of $         per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared).

The Preferred Shares of each series will rank on parity with any other series of Preferred Shares and any other series of preferred shares of the Fund as to the payment of dividends and the distribution of assets upon liquidation. Each Preferred Share carries one vote on matters on which Preferred Shares can be voted. The Preferred Shares, when issued by the Fund and paid for pursuant to the terms of this prospectus supplement and the accompanying prospectus, will be fully paid and non-assessable and will have no preemptive, exchange or conversion rights. Any Preferred Shares repurchased or redeemed by the Fund will be classified as authorized and unissued Preferred Shares. The Board of Trustees may by resolution classify or reclassify any authorized and unissued Preferred Shares from time to time by setting or changing the preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares. The Preferred Shares will not be subject to any sinking fund, but will be subject to mandatory redemption under certain circumstances described below.

Dividends and Dividend Periods

The following is a general description of dividends and dividend periods for the Preferred Shares.

Dividend Periods. The dividend period for the Preferred Shares is                      and the dividend rate is         % per annum.

Dividend Payment Dates. Dividends on the Preferred Shares will be payable, when, as and if declared by the Board of Trustees, out of legally available funds in accordance with the Agreement and Declaration of Trust, the Statement and applicable law.

Dividends on Preferred Shares will accumulate from the date of their original issue, which is                      , 20    .

Restrictions on Dividend, Redemption and Other Payments. Under the 1940 Act, the Fund may not (i) declare any dividend with respect to the Preferred Shares if, at the time of such declaration (and after giving effect thereto), asset coverage with respect to the Fund’s senior securities representing indebtedness (as defined in the 1940 Act) would be less than 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring dividends on its preferred shares) or (ii) declare any other distribution on the Preferred Shares or purchase or redeem Preferred Shares if at the time of the declaration (and after giving effect thereto), asset coverage with respect to the Fund’s senior securities representing indebtedness would be less than 300% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring distributions, purchases or redemptions of its shares of beneficial interest). “Senior securities representing indebtedness” generally means any bond, debenture, note or similar obligation or instrument constituting a security (other than shares of beneficial interest) and evidencing indebtedness and could include the Fund’s obligations under any Borrowings. The term “senior security” also does not include any promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the Fund at the time when the loan is made. A loan is presumed under the 1940 Act to be for temporary purposes if it is repaid within 60 days and is not extended or renewed; otherwise it is presumed not

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to be for temporary purposes. For purposes of determining whether the 200% and 300% asset coverage requirements described above apply in connection with dividends or distributions on or purchases or redemptions of Preferred Shares, such asset coverages may be calculated on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of the applicable determination.

In addition, a declaration of a dividend or other distribution on, or purchase or redemption of, Preferred Shares may be prohibited (i) at any time when an event of default under any borrowings has occurred and is continuing; or (ii) if, after giving effect to such declaration, the Fund would not have eligible portfolio holdings with an aggregated discounted value at least equal to any asset coverage requirements associated with such borrowings; or (iii) the Fund has not redeemed the full amount of borrowings, if any, required to be redeemed by any provision for mandatory redemption.

Voting Rights

The Fund’s common shares and Preferred Shares have equal voting rights of one vote per share and vote together as a single class. In elections of trustees, the holders of Preferred Shares, as a separate class, vote to elect two trustees. The Board of Trustees will determine to which class or classes the trustees elected by the holders of Preferred Shares will be assigned. The holders of the Preferred Shares shall only be entitled to elect the trustees so designated when their term shall have expired. Such trustees appointed by the holders of Preferred Shares will be allocated as evenly as possible among the classes of trustees.

So long as any of the Preferred Shares are outstanding, the Fund will not, without the affirmative vote of the holders of a majority of the outstanding Preferred Shares, take certain other actions as described in the Indenture.

The common shares and the Preferred Shares also will vote separately to the extent otherwise required under Delaware law or the 1940 Act as in effect from time to time. The class votes of holders of Preferred Shares described above will in each case be in addition to any separate vote of the requisite percentage of common shares and Preferred Shares, voting together as a single class, necessary to authorize the action in question.

For the purpose of any right of the holders of Preferred Shares to vote on any matter, whether the right is created by the Agreement and Declaration of Trust, by statute or otherwise, a holder of a Preferred Share is not entitled to vote and the Preferred Shares will not be deemed to be outstanding for the purpose of voting or determining the number of Preferred Shares required to constitute a quorum, if prior to or concurrently with a determination of the Preferred Shares entitled to vote or of Preferred Shares deemed outstanding for quorum purposes, as the case may be, a notice of redemption was given in respect of those Preferred Shares and sufficient deposit securities for the redemption of those Preferred Shares were deposited.

Redemption

Mandatory Redemption. Under certain circumstances, the Preferred Shares will be subject to mandatory redemption by the Fund out of funds legally available therefor in accordance with the Statement and applicable law.

Optional Redemption. Under certain circumstances, to the extent permitted under the 1940 Act and Delaware law, the Fund may have the option to redeem, in whole or in part, Preferred Shares.

Liquidation

Subject to the rights of holders of any series or class or classes of shares ranking on a parity with Preferred Shares with respect to the distribution of assets upon liquidation of the Fund, upon a liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the holders of Preferred Shares then outstanding will be entitled to receive and to be paid out of the assets of the Fund available for distribution to its shareholders, after claims of creditors but before any payment or distribution is made on the common shares or any other shares of beneficial interest of the Fund ranking junior to the Preferred Shares, an amount equal to the liquidation preference with respect to such shares ($         per share), plus an amount equal to all unpaid dividends thereon. After the payment to the holders of Preferred Shares of the full preferential amounts provided for

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as described herein, the holders of Preferred Shares as such will have no right or claim to any of the remaining assets of the Fund.

If, upon any such liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the assets of the Fund available for distribution among the holders of all outstanding Preferred Shares, including each series, shall be insufficient to permit the payment in full to such holders of the amounts to which they are entitled, then such available assets shall be distributed among the holders of all outstanding Preferred Shares, including each series, ratably in any such distribution of assets according to the respective amounts which would be payable on all such shares if all amounts thereon were paid in full. Unless and until payment in full has been made to the holders of all outstanding Preferred Shares, including each series, of the liquidation distributions to which they are entitled, no dividends or distributions will be made to holders of common shares or any shares of beneficial interest of the Fund ranking junior to the Preferred Shares as to liquidation.

UNDERWRITING

[To be provided at the time of an offering.]

WHERE YOU CAN FIND MORE INFORMATION

The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and is required to file reports, proxy statements and other information with the Securities and Exchange Commission. These documents can be inspected and copied for a fee at the SEC’s public reference room, 100 F Street, N.E., Washington, D.C. 20549. Reports, proxy statements, and other information about the Fund can be inspected at the offices of the NASDAQ OMX Group Inc., 165 Broadway #4900, New York, NY 10006.

This prospectus supplement and the accompanying prospectus do not contain all of the information in the Fund’s registration statement, including amendments, exhibits, and schedules. Statements in this prospectus supplement and the accompanying prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

Additional information about the Fund and Preferred Shares can be found in the Fund’s registration statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains the Fund’s registration statement, other documents incorporated by reference, and other information the Fund has filed electronically with the SEC, including proxy statements and reports filed under the Securities Exchange Act of 1934.

LEGAL MATTERS

        , Chicago, Illinois (“                    ”), is counsel to the Fund.                      will pass on the legality of the securities to be offered hereby. If certain legal matters in connection with an offering of securities are passed upon by counsel for the underwriters of such offering, such matters will be passed upon by counsel to be identified in a prospectus supplement.                      and counsel to the underwriters may rely on the opinion of                      for certain matters of Delaware law.

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$

Calamos Convertible Opportunities and Income Fund

Preferred Shares

        Shares, Series

PROSPECTUS SUPPLEMENT

                , 20

[Underwriters]

The information in this prospectus supplement, which relates to an effective Registration Statement under the Securities Act of 1933, is not complete and may be changed. We may not sell these securities until we deliver a final prospectus supplement. This prospectus supplement and the attached prospectus do not constitute an offer to sell these securities or a solicitation of an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED     , 2014

FORM OF PROSPECTUS SUPPLEMENT

(To prospectus dated     , 2014)

$

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND

                Notes (“Calamos Notes”)

$         Series     , Due                 , 20

$         Denominations

Calamos Convertible Opportunities and Income Fund (the “Fund,” “we,” “us” or “our”) is a diversified, closed-end management investment company. Our investment objective is to provide total return through a combination of capital appreciation and current income.

We are offering an aggregate principal amount of $         Series          Calamos Notes in this prospectus supplement. This prospectus supplement is not complete and should be read in conjunction with our prospectus dated , 20     (the “prospectus”), which accompanies this prospectus supplement. This prospectus supplement does not include all information that you should consider before purchasing any Calamos Notes. You should read this prospectus supplement and our prospectus prior to purchasing any Calamos Notes.

The notes offered in this prospectus supplement are referred to as “Calamos Notes.” Individual series of Calamos Notes are referred to as a “series.” Except as otherwise described in this prospectus supplement, the terms of this series and all other series are the same.

Investing in Calamos Notes involves certain risks. See “Risk Factors” beginning on page 30 of the accompanying prospectus and on page      of this prospectus supplement.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus supplement or accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total
Public offering price	$	$
Sales load	$	$
Proceeds to us (before expenses)(1)	$	$

(1)	Does not include offering expenses payable to us estimated to be $ .

The underwriters expect to deliver the Calamos Notes in book-entry form, through the facilities of The Depository Trust Company, to broker-dealers on or about         , 20    .

[UNDERWRITER(S)]

        , 20

This prospectus supplement has been filed with the Securities and Exchange Commission (the “SEC”). Additional copies of this prospectus supplement, the prospectus, the statement of additional information dated                 , as supplemented from time to time, or the Fund’s annual or semi-annual reports are available by calling (800) 582-6959 or by writing to the Fund, or you may obtain copies (and other information regarding us) from the SEC’s web site (http://www.sec.gov). The Fund’s annual and semi-annual reports are also available on the Fund’s website at www.calamos.com, which provides a link to the SEC’s website where the Fund’s statement of additional information may be obtained. You also may e-mail requests for these documents to the SEC at publicinfo@sec.gov or make a request in writing to the SEC’s Public Reference Section, 100 F Street, N.E., Room 1580, Washington, D.C. 20549.

This prospectus supplement, which describes the specific terms of this offering, also adds to and updates information contained in the accompanying prospectus and the documents incorporated by reference in the prospectus. The prospectus gives more general information, some of which may not apply to this offering.

If the description of this offering varies between this prospectus supplement and the accompanying prospectus, you should rely on the information contained in this prospectus supplement; provided that if any statement in one of these documents is inconsistent with a statement in another document having a later date, the statement in the document having the later date modifies or supersedes the earlier statement.

The Calamos Notes do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Prospectus Supplement

Prospectus

You should rely on the information contained in or incorporated by reference in this prospectus supplement in making an investment decision. Neither we nor the underwriters have authorized anyone to provide you with different or inconsistent information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these notes in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this prospectus supplement is accurate only as of the date of this prospectus supplement, and that our business, financial condition and prospects may have changed since this date. We will amend or supplement this prospectus supplement to reflect material changes to the information contained in this prospectus supplement to the extent required by applicable law.

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CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus supplement, the accompanying prospectus and the statement of additional information contain “forward-looking statements.” Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” and similar terms and the negative of such terms. Such forward-looking statements may be contained in this prospectus supplement, as well as in the accompanying prospectus. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect our actual results are the performance of the portfolio of securities we hold, the conditions in the U.S. and international financial, petroleum and other markets, the price at which our shares will trade in the public markets and other factors discussed in our periodic filings with the SEC. Currently known risk factors that could cause actual results to differ materially from our expectations include, but are not limited to, the factors described in the “Risk Factors” section of the prospectus accompanying this prospectus supplement. We urge you to review carefully this section for a more detailed discussion of the risks of an investment in the Calamos Notes.

Although we believe that the expectations expressed in our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Risk Factors” section of the prospectus accompanying this prospectus supplement. All forward-looking statements contained or incorporated by reference in this prospectus supplement or the accompanying prospectus are made as of the date of this prospectus supplement or the accompanying prospectus, as the case may be. Except for our ongoing obligations under the federal securities laws, we do not intend, and we undertake no obligation, to update any forward-looking statement. The forward-looking statements contained in this prospectus supplement are excluded from the safe harbor protection provided by section 27A of the Securities Act of 1933, as amended.

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PROSPECTUS SUPPLEMENT SUMMARY

This summary contains basic information about us but does not contain all of the information that is important to your investment decision. You should read this summary together with the more detailed information contained elsewhere in this prospectus supplement and accompanying prospectus and in the statement of additional information, especially the information set forth under the heading “Risk Factors” beginning on page     of the accompanying prospectus and on page      of this prospectus summary.

The Fund

The Fund is a diversified, closed-end management investment company. Throughout the prospectus, we refer to Calamos Convertible Opportunities and Income Fund as the “Fund” or as “we,” “us,” or “our.” See “The Fund.” The Fund’s common shares are traded on the NASDAQ Global Select Market (“NASDAQ”) under the symbol “CHI.” As of                     , the Fund had                     common shares outstanding and net assets of $        . The Fund’s principal offices are located at 2020 Calamos Court, Naperville, Illinois 60563. We have a fiscal year ending October 31st.

Our investment objective is to provide total return through a combination of capital appreciation and current income. There can be no assurance that we will achieve our investment objective. See “The Fund” in the accompanying prospectus.

We commenced operations in June 2002 following our initial public offering.

Investment Adviser

Calamos Advisors LLC (“Calamos”) is the Fund’s investment adviser. Calamos is responsible on a day-to-day basis for investment of the Fund’s portfolio in accordance with its investment objective and policies. Calamos makes all investment decisions for the Fund and places purchase and sale orders for the Fund’s portfolio securities. As of                     , Calamos managed approximately $         billion in assets of individuals and institutions. Calamos is a wholly owned subsidiary of Calamos Investments LLC (“CILLC”) and an indirect subsidiary of Calamos Asset Management, Inc., a publicly traded holding company.

The Fund pays Calamos an annual fee, payable monthly, for its investment management services equal to         % of the Fund’s average weekly managed assets. See “Management of the Fund” in the accompanying prospectus.

The principal business address of the Adviser is 2020 Calamos Court, Naperville, Illinois 60563.

The Offering

Calamos Notes offered by the Fund	$ aggregate principal amount of Series Calamos Notes. Series Calamos Notes will be sold in denominations of $ and any integral multiple thereof. The Series Calamos Notes are being offered by and , as underwriters. See “Underwriting.”

Use of proceeds	The Fund estimates the net proceeds of the offering of Series Calamos Notes, after payment of sales load and offering expenses, will be approximately $ .

The Fund will invest the net proceeds of any sales of securities in accordance with our investment objective and policies. Such investments may be delayed if suitable investments are unavailable at the time or for other reasons. Pending such investment, we anticipate that we will invest the proceeds in securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations. We may also use proceeds from the sale of our securities to (i) retire all or a portion of any short-term debt we incur in pursuit of our investment objective and policies, (ii) redeem any outstanding senior securities, including, to the extent any are outstanding, our Auction Market Preferred Shares, and (iii) for working capital purposes, including the payment of interest and operating expenses, although there is currently no intent to issue securities primarily for this purpose. A delay in the anticipated use of proceeds could lower returns, reduce our distribution to common shareholders and reduce the amount of cash available to make dividend and interest payments on preferred shares and debt securities, respectively. See “Investment Objective and Principal Investment Strategies” in the accompanying prospectus.

Risk factors	See “Risk Factors” and other information included in the accompanying prospectus and in this prospectus supplement, for a discussion of factors you should carefully consider before deciding to invest in the Calamos Notes.

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USE OF PROCEEDS

The Fund estimates the net proceeds of the offering of Calamos Notes, after payment of sales load and offering expenses, will be approximately $                . The Fund will invest the net proceeds of any sales of securities in accordance with our investment objective and policies. Such investments may be delayed if suitable investments are unavailable at the time or for other reasons. Pending such investment, we anticipate that we will invest the proceeds in securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations. We may also use proceeds from the sale of our securities to (i) retire all or a portion of any short-term debt we incur in pursuit of our investment objective and policies, (ii) redeem any outstanding senior securities, and (iii) for working capital purposes, including the payment of interest and operating expenses, although there is currently no intent to issue securities primarily for this purpose. A delay in the anticipated use of proceeds could lower returns, reduce our distribution to common shareholders and reduce the amount of cash available to make dividend and interest payments on preferred shares and debt securities, respectively. See “Investment Objective and Principal Investment Strategies” in the accompanying prospectus.

CAPITALIZATION

The following table sets forth the capitalization of the Fund as of                 , 20    , and as adjusted, to give effect to the issuance of all the Calamos Notes offered hereby (including estimated offering expenses and sales load of $        ). The sales load and offering expenses of the Calamos Notes will be effectively borne by common shareholders.

	Actual	As Adjusted Calamos Notes
Long-Term Debt
Calamos Notes, denominations of $ or any multiple thereof

Loan

Shareholders Equity

Preferred Shares, no par value per share, $25,000 stated value per share, at liquidation value; unlimited shares authorized (no shares issued; and shares issued, respectively)*

Common shares, no par value per share, unlimited shares authorized, shares outstanding*

Undistributed net investment income

Accumulated net realized gain (loss) on investments

Net Unrealized appreciation (depreciation) on investments

Net Assets

*	None of these outstanding shares are held by or for the account of the fund

ASSET COVERAGE REQUIREMENTS

The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies that may issue ratings for the preferred shares or debt instruments issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowing. Calamos does not anticipate that these covenants or restrictions will adversely affect its ability to manage the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Due to these covenants or restrictions, the Fund may be forced to liquidate investments at times and at prices that are not favorable to the Fund, or the Fund may be forced to forgo investments that Calamos otherwise views as favorable.

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DESCRIPTION OF CALAMOS NOTES

Calamos Notes of each series will rank on a parity with any other series of Calamos Notes as to the payment of interest and distribution of assets upon liquidation. All Calamos Notes rank senior to our common and preferred shares as to the payment of interest and distribution of assets upon liquidation. Under the 1940 Act, we may only issue one class of senior securities representing indebtedness.

The Series          Calamos Notes will be issued pursuant to the indenture between the Fund and the trustee dated as of                 , 20    , as it may be supplemented from time to time (referred to herein collectively as the “Indenture”). The following summary sets forth certain general terms and provisions of the Indenture under which the Calamos Notes may be issued. The summary is not complete and is qualified in its entirety by the provisions of the Indenture, a more detailed summary of which is contained in Appendix      to the statement of additional information, which is on file with the SEC. Whenever defined terms are used, but not defined in this prospectus supplement, the terms have the meaning given to them in Appendix      to the statement of additional information.

General

The Board of Trustees has authorized us to issue the Series      Calamos Notes representing indebtedness pursuant to the terms of the Indenture. Currently, the Indenture provides for the issuance of up to $        aggregate principal amount of Series      Calamos Notes. The principal amount of the Series      Calamos Notes is due and payable on                 , 20    . The Series      Calamos Notes, when issued and sold pursuant to the terms of the Indenture, will be issued in fully registered form without coupons and in denominations of $         and any integral multiple thereof, unless otherwise provided in the Indenture. The Series      Calamos Notes will be unsecured obligations of ours and, upon our liquidation, dissolution or winding up, will rank: (1) senior to our outstanding common shares and any outstanding preferred shares; (2) on a parity with any of our unsecured creditors, including any other series of Calamos Notes; and (3) junior to any of our secured creditors. The Calamos Notes may be subject to optional and mandatory redemption and acceleration of maturity, as described in the Indenture and the accompanying prospectus under “Description of Securities — Debt Securities — Events of Default and Acceleration of Maturity of Debt Securities; Remedies.”

The Calamos Notes have no voting rights, except to the extent required by law or as otherwise provided in the Indenture relating to the acceleration of maturity upon the occurrence and continuance of an event of default.

Unsecured Investment

The Calamos Notes represent an unsecured obligation of ours to pay interest and principal, when due. We cannot assure you that we will have sufficient funds or that we will be able to arrange for additional financing to pay interest on the Calamos Notes when due or to repay the Calamos Notes at the Stated Maturity. Our failure to pay interest on the Calamos Notes when due or to repay the Calamos Notes upon the Stated Maturity would, subject to the cure provisions under the Indenture, constitute an event of default under the Indenture and could cause a default under other agreements that we may enter into from time to time. There is no sinking fund with respect to the Calamos Notes, and at the Stated Maturity, the entire outstanding principal amount of the Calamos Notes will become due and payable.

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Securities Depository

The nominee of the Securities Depository is expected to be the sole record holder of the Calamos Notes. Accordingly, each purchaser of Calamos Notes must rely on (1) the procedures of the Securities Depository and, if such purchaser is not a member of the Securities Depository, such purchaser’s Agent Member, to receive interest payments and notices and (2) the records of the Securities Depository and, if such purchaser is not a member of the Securities Depository, such purchaser’s Agent Member, to evidence its ownership of the Calamos Notes.

Purchasers of Calamos Notes will not receive certificates representing their ownership interest in such securities. DTC initially will act as Securities Depository for the Agent Members with respect to the Calamos Notes.

Interest and Rate Periods

Calamos Notes will bear interest from the Original Issue Date at the Applicable Rate and shall be payable on each Interest Payment Date thereafter. Interest will be paid through the Securities Depository on each Interest Payment Date. Interest on the Calamos Notes shall be payable when due as described in this prospectus supplement. If we do not pay interest when due, it will trigger an event of default under the Indenture (subject to the cure provisions), and we will be restricted from declaring dividends and making other distributions with respect to our common shares and preferred shares.

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Redemption

Optional Redemption. To the extent permitted under the 1940 Act, Delaware law and the Indenture, we may, at our option, redeem Calamos Notes, in whole or in part, out of funds legally available therefor, in accordance with the terms set forth in this prospectus supplement and the Indenture.

Mandatory Redemption. Under certain circumstances described in this prospectus supplement and the Indenture, the Calamos Notes will be subject to mandatory redemption out of funds legally available therefor. The redemption price per Calamos Note in the event of any mandatory redemption will be not less than the principal amount, plus an amount equal to accrued but unpaid interest to the date fixed for redemption.

Redemption Procedure. Pursuant to Rule 23c-2 under the 1940 Act, we will file a notice of our intention to redeem with the SEC so as to provide at least the minimum notice required by such Rule or any successor provision (notice currently must be filed with the SEC generally at least 30 days prior to the redemption date).

If less than all of the outstanding Calamos Notes of a series are redeemed on any date, the amount per holder to be redeemed on such date will be selected by us on a pro rata basis in proportion to the principal amount of Calamos Notes held by such holder, by lot or by such other method as is determined by us to be fair and equitable.

If Notice of Redemption has been given, then upon the deposit of funds with the Paying Agent sufficient to effect such redemption, interest on such Calamos Notes will cease to accrue and such Calamos Notes will no longer be deemed to be outstanding for any purpose and all rights of the holders of the Calamos Notes so called for redemption will cease and terminate, except the right of the holders of such Calamos Notes to receive the redemption price, but without any interest or additional amount.

So long as any Calamos Notes are held of record by the nominee of the Securities Depository, the redemption price for such Calamos Notes will be paid on the redemption date to the nominee of the Securities Depository. The Securities Depository’s normal procedures provide for it to distribute the amount of the redemption price to Agent Members who, in turn, are expected to distribute such funds to the persons for whom they are acting as agent.

Notwithstanding the provisions for redemption described above, no Calamos Notes may be redeemed unless all interest in arrears on the outstanding Calamos Notes, and any of our indebtedness ranking on a parity with the Calamos Notes, have been or are being contemporaneously paid or set aside for payment, except in connection with our liquidation, in which case all Calamos Notes and all indebtedness ranking on a parity with the Calamos Notes must receive proportionate amounts. At any time we may purchase or acquire all the outstanding Calamos Notes pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, holders of all outstanding Calamos Notes.

S-6

Payment of Proceeds Upon Dissolution, Etc.

In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to us or to our creditors, as such, or to our assets, or (b) our liquidation, dissolution or other winding up, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) our assignment for the benefit of creditors or any other marshalling of assets and liabilities, then (after any payments with respect to our secured creditor outstanding at such time) and in any such event the holders of Calamos Notes shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Calamos Notes (including any interest accruing thereon after the commencement of any such case or proceeding), or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of the Calamos Notes, before the holders of any of our common or preferred shares are entitled to receive any payment on account of any redemption proceeds, liquidation preference or dividends from such shares, and to that end the holders of Calamos Notes shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any of our other indebtedness being subordinated to the payment of the Calamos Notes, which may be payable or deliverable in respect of the Calamos Notes in any such case, proceeding, dissolution, liquidation or other winding up event.

Unsecured creditors of ours may include, without limitation, service providers including the Adviser, Custodian, Broker-Dealers and Trustee, pursuant to the terms of various contracts with us. Secured creditors of ours may include without limitation parties entering into any interest rate swap, floor or cap transactions, or other similar transactions with us that create liens, pledges, charges, security interests, security agreements or other encumbrances on our assets.

S-7

UNDERWRITING

[To be provided at the time of an offering.]

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act and are required to file reports, including annual and semi-annual reports, proxy statements and other information with the SEC. We voluntarily file quarterly shareholder reports. Our most recent shareholder report filed with the SEC is for the period ended , 20    . These documents are available on the SEC’s EDGAR system and can be inspected and copied for a fee at the SEC’s public reference room, 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Additional information about the operation of the public reference room facilities may be obtained by calling the SEC at (202) 551-5850.

This prospectus supplement and the accompanying prospectus do not contain all of the information in our registration statement, including amendments, exhibits, and schedules. Statements in this prospectus supplement and the accompanying prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

Additional information about us can be found in our Registration Statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains our Registration Statement, other documents incorporated by reference, and other information we have filed electronically with the SEC, including proxy statements and reports filed under the Exchange Act.

LEGAL MATTERS

            , Chicago, Illinois (“                ”), is counsel to the Fund.         will pass on the legality of the securities to be offered hereby. If certain legal matters in connection with an offering of securities are passed upon by counsel for the underwriters of such offering, such matters will be passed upon by counsel to be identified in a prospectus supplement.         and counsel to the underwriters may rely on the opinion of          for certain matters of Delaware law.

S-8

[UNAUDITED] FINANCIAL STATEMENTS AS OF                 , 20

$

Calamos Convertible Opportunities and Income Fund

                Notes (“Calamos Notes”)

$         Series      Due                 , 20

PROSPECTUS SUPPLEMENT

        , 20

[Underwriter]

The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED NOVEMBER 25, 2014

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND

STATEMENT OF ADDITIONAL INFORMATION

Calamos Convertible Opportunities and Income Fund (the “Fund”) is a diversified, closed-end management investment company. This Statement of Additional Information relates to the offering, on an immediate, continuous or delayed basis, of up to $200,000,000 aggregate initial offering price of common shares, preferred shares or debt securities in one or more offerings. This Statement of Additional Information does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated the date hereof and any related prospectus supplement. This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing any of the Fund’s securities, and investors should obtain and read the prospectus and any related prospectus supplement prior to purchasing such securities. A copy of the prospectus and any related prospectus supplement may be obtained without charge by calling 1-800-582-6959. You may also obtain a copy of the prospectus and any related prospectus supplement on the Securities and Exchange SEC’s web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the same meanings ascribed to them in the prospectus and any related prospectus supplement.

TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information is dated         , 2014.

USE OF PROCEEDS

Unless otherwise specified in a prospectus supplement, we currently intend to use the net proceeds from the sale of our securities primarily to invest in accordance with our investment objective and policies within approximately three months of receipt of such proceeds. We may also use proceeds from the sale of our securities to (i) retire all or a portion of any short-term debt we incur in pursuit of our investment objective and policies, (ii) redeem any outstanding senior securities, and (iii) for working capital purposes, including the payment of interest and operating expenses, although there is currently no intent to issue securities primarily for this purpose. Pending such investments, the net proceeds may be invested in U.S. government securities and high grade, short-term money market instruments. If necessary, the Fund may also purchase, as temporary investments, securities of other open- or closed-end investment companies that invest primarily in the types of securities in which the Fund may invest directly.

INVESTMENT OBJECTIVE AND POLICIES

The prospectus presents the investment objective and the principal investment strategies and risks of the Fund. This section supplements the disclosure in the Fund’s prospectus and provides additional information on the Fund’s investment policies or restrictions. Restrictions or policies stated as a maximum percentage of the Fund’s assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a change in values, managed assets or other circumstances will not be considered in determining whether the investment complies with the Fund’s restrictions and policies.

Primary Investments

Under normal circumstances, the Fund will invest at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income securities. The Fund will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its managed assets as described in the sentence above. The portion of the Fund’s assets invested in convertible securities and non-convertible income securities will vary from time to time in light of the Fund’s investment objective, changes in equity prices and changes in interest rates and other economic and market factors, although, under normal circumstances, the Fund will invest at least 35% of its managed assets in convertible securities. “Managed assets” means the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of liabilities (other than debt representing financial leverage). For this purpose, the liquidation preference on any preferred shares will not constitute a liability.

Convertible Securities

Convertible securities include any corporate debt security or preferred stock that may be converted into underlying shares of common stock. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in non-convertible form. The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” The investment value of the convertible security typically will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock.

If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders, but may be subordinated to holders of similar non-convertible securities of the same issuer.

Synthetic Convertible Securities

Calamos Advisors, LLC (“Calamos”) may create a “synthetic” convertible security by combining fixed income securities with the right to acquire equity securities. More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the true convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers, when Calamos believes that such a combination would better promote the Fund’s investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, the Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the call option or warrant purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the fixed-income component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the fixed-income instrument.

The Fund may also purchase synthetic convertible securities manufactured by other parties, including convertible structured notes. Convertible structured notes are fixed income debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible.

The Fund’s holdings of synthetic convertible securities are considered convertible securities for purposes of the Fund’s policy to invest at least 35% of its assets in convertible securities and 80% of its managed assets in a diversified portfolio of convertible and non-convertible income securities.

High Yield Securities

A substantial portion of the Fund’s assets may be invested in below investment grade (high yield, high risk) securities. The high yield securities in which the Fund may invest are rated Ba or lower by Moody’s or BB or lower by Standard & Poor’s or are unrated but determined by Calamos to be of comparable quality. Non-convertible debt securities rated below investment grade or comparable unrated securities are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal.

Below investment grade non-convertible debt securities or comparable unrated securities are susceptible to greater risk of default or decline in market value due to adverse economic and business developments than higher-rated securities. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the Fund is subject to the following specific risks:

•	increased price sensitivity to changing interest rates and to a deteriorating economic environment;

•	greater risk of loss due to default or declining credit quality;

•	adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and

•	if a negative perception of the high yield market develops, the price and liquidity of high yield securities may be depressed. This negative perception could last for a significant period of time.

Securities rated below investment grade are speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of such securities. A rating of C from Moody’s means that the issue so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Standard & Poor’s assigns a rating of C to issues that are currently highly vulnerable to nonpayment, and the C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on the obligation are being continued (a C rating is also assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying). See Appendix B to this Statement of Additional Information for a description of Moody’s and Standard & Poor’s ratings.

Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of high yield securities outstanding has proliferated in the past decade as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Similarly, down-turns in profitability in specific industries could adversely affect the ability of high yield issuers in that industry to meet their obligations. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower quality securities may have an adverse effect on the Fund’s net asset value and the market value of its common shares. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer’s assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular security when necessary to meet its liquidity needs. There are fewer dealers in the market for high yield securities than investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than higher quality instruments. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s net asset value.

Because investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the Fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

If the Fund invests in high yield securities that are rated C or below, the Fund will incur significant risk in addition to the risks associated with investments in high yield securities and corporate loans. Distressed securities frequently do not produce income while they are outstanding. The Fund may purchase distressed securities that are in default or the issuers of which are in bankruptcy. The Fund may be required to bear certain extraordinary expenses in order to protect and recover its investment.

Distressed Securities

The Fund may, but currently does not intend to, invest up to 5% of its total assets in distressed securities, including corporate loans, which are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or payment of interest at the time of acquisition by the Fund or are rated in the lower rating categories (Ca or lower by Moody’s or CC or lower by Standard & Poor’s) or which are unrated investments considered by Calamos to be of comparable quality. Investment in distressed securities is speculative and involves significant risk of loss. Distressed securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in distressed securities, the Fund’s ability to achieve current income for its shareholders may be diminished. The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed securities, the Fund may be restricted from disposing of such securities.

Loans

The Fund may invest up to 5% of its total assets in loan participations and other direct claims against a borrower. The corporate loans in which the Fund may invest primarily consist of direct obligations of a borrower and may include debtor in possession financings pursuant to Chapter 11 of the U.S. Bankruptcy Code, obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code, leveraged buy-out loans, leveraged recapitalization loans, receivables purchase facilities, and privately placed notes. The Fund may invest in a corporate loan at origination as a co-lender or by acquiring in the secondary market participations in, assignments of or novations of a corporate loan. By purchasing a participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate or government borrower. The participations typically will result in the Fund having a contractual relationship only with the lender not the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the Securities and Exchange Commission (“SEC”).

As in the case of other high yield investments, such corporate loans may be rated in the lower rating categories of the established rating services (Ba or lower by Moody’s or BB or lower by Standard & Poor’s), or may be unrated investments considered by Calamos to be of comparable quality. As in the case of other high yield investments, such corporate loans can be expected to provide higher yields than lower yielding, higher rated fixed income securities, but may be subject to greater risk of loss of principal and income. There are, however, some significant differences between corporate loans and high yield bonds. Corporate loan obligations are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of corporate loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower’s bondholders. These arrangements are designed to give corporate loan investors preferential treatment over high yield investors in the event of a deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the borrowers of the corporate loans will repay principal and/or pay interest in full. Corporate loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the prime rate of a U.S. bank, or which may be adjusted on set dates, typically 30 days but generally not more than one year, in the case of the London Interbank Offered Rate. Consequently, the value of corporate loans held by the Fund may be expected to fluctuate significantly less than the value of other fixed rate high yield instruments as a result of changes in the interest rate environment. On the other hand, the secondary dealer market for certain corporate loans may not be as well developed as the secondary dealer market for high yield bonds, and therefore presents increased market risk relating to liquidity and pricing concerns.

Foreign Securities

The Fund may invest up to 25% of its net assets, in securities of foreign issuers. A foreign issuer is a foreign government or corporation organized under the laws of a foreign country. For this purpose, foreign securities do not include American Depositary Receipts (“ADRs”) or securities guaranteed by a United States person, but may include foreign securities in the form of European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other securities representing underlying shares of foreign issuers. Positions in those securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts listed on the Luxembourg Stock Exchange evidencing a similar arrangement. GDRs are U.S. dollar-denominated receipts evidencing ownership of foreign securities. Generally, ADRs, in registered form, are designed for the U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in foreign securities markets. The Fund may invest in sponsored or unsponsored ADRs. In the case of an unsponsored ADR, the Fund is likely to bear its proportionate share of the expenses of the depository and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR.

To the extent positions in portfolio securities are denominated in foreign currencies, the Fund’s investment performance is affected by the strength or weakness of the U.S. dollar against those currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. (See discussion of transaction hedging and portfolio hedging below under “Currency Exchange Transactions.”)

Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of non-U.S. withholding or other taxes; and sometimes less advantageous legal, operational and financial protections applicable to foreign sub-custodial arrangements.

Although the Fund intends primarily to invest in companies and government securities of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

The Fund may invest in the securities of issuers located in emerging market countries. The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited. Economies in individual emerging markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging market countries have experienced high rates of inflation for many years, which has had and may continue to have very negative effects on the economies and securities markets of those countries.

Currency Exchange Transactions

Currency Exchange Transactions may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through forward currency exchange contracts (“forward contracts”). Forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers and broker-dealers, are not exchange traded, and are usually for less than one year, but may be renewed.

Forward currency exchange transactions may involve currencies of the different countries in which the Fund may invest and serve as hedges against possible variations in the exchange rate between these currencies and the U.S. dollar. Currency exchange transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions, except to the extent described below under “Synthetic Foreign Money Market Positions.” Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities or the receipt of dividends or interest thereon. Portfolio hedging is the use of forward contracts with respect to portfolio security positions denominated or quoted in a particular foreign currency. Portfolio hedging allows the Fund to limit or reduce its exposure in a foreign currency by entering into a forward contract to sell such foreign currency (or another foreign currency that acts as a proxy for that currency) at a future date for a price payable in U.S. dollars so that the value of the foreign denominated portfolio securities can be approximately matched by a foreign denominated liability. The Fund may not engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular currency, except that the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. The Fund may not engage in “speculative” currency exchange transactions.

If the Fund enters into a forward contract, the Fund’s custodian will segregate liquid assets of the Fund having a value equal to the Fund’s commitment under such forward contract. At the maturity of the forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to the contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency. It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund’s entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the value of a portfolio security traded in that currency or prevent a loss if the value of the security declines. Hedging transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions.

Synthetic Foreign Money Market Positions

The Fund may invest in money market instruments denominated in foreign currencies. In addition to, or in lieu of, such direct investment, the Fund may construct a synthetic foreign money market position by (a) purchasing a money market instrument denominated in one currency, generally U.S. dollars, and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. For example, a synthetic money market position in Japanese yen could be constructed by purchasing a U.S. dollar money market instrument, and entering concurrently into a forward contract to deliver a corresponding amount of U.S. dollars in exchange for Japanese yen on a specified date and at a specified rate of exchange. Because of the availability of a variety of highly liquid short-term U.S. dollar money market instruments, a synthetic money market position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency and a concurrent construction of a synthetic position in such foreign currency, in terms of both income yield and gain or loss from changes in currency exchange rates, in general should be similar, but would not be identical because the components of the alternative investments would not be identical. The Fund currently does not intend to invest a significant amount of its assets in synthetic foreign money market positions.

Debt Obligations of Non-U.S. Governments

An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient non-U.S. currency, the relative size of the debt service burden, the sovereign debtor’s policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

Eurodollar Instruments and Samurai and Yankee Bonds

The Fund may invest in Eurodollar instruments and Samurai and Yankee bonds. Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the United States, primarily in Europe. Samurai bonds are yen-

denominated bonds sold in Japan by non-Japanese issuers. Yankee bonds are U.S. dollar-denominated bonds typically issued in the U.S. by non-U.S. governments and their agencies and non-U.S. banks and corporations. The Fund may also invest in Eurodollar Certificates of Deposit (“ECDs”), Eurodollar Time Deposits (“ETDs”) and Yankee Certificates of Deposit (“Yankee CDs”). ECDs are U.S. dollar-denominated certificates of deposit issued by non-U.S. branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a non-U.S. branch of a U.S. bank or in a non-U.S. bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a non-U.S. bank and held in the U.S. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

Lending of Portfolio Securities

In addition to the Lending Agreement with BNP, the Fund may lend portfolio securities through SSB as securities lending agent, or through another securities lending agent, to broker-dealers and banks (“Authorized Agreement”). Any such loan must be continuously secured by collateral received in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. Cash collateral held by SSB on behalf of the Fund may be credited against the amounts borrowed under the SSB Agreement. Any amounts credited against the SSB Agreement would count against the Fund’s leverage limitations under the 1940 Act, unless otherwise covered in accordance with SEC release IC-10666. Under the terms of the Authorized Agreement with SSB, SSB will return the value of the collateral to the borrower upon the return of the lent securities, which will eliminate the credit against the SSB Agreement and will cause the amount drawn under the SSB Agreement to increase in an amount equal to the returned collateral. The Fund is obligated to make payment to the entity in the event SSB is unable to return the value of the collateral. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in Calamos’ judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loaned collateral (or recovering the loaned securities) or losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period and (c) expenses of enforcing its rights. The Fund may also experience losses as a result of the diminution in value of its cash collateral investments.

Options on Securities, Indexes and Currencies

The Fund may purchase and sell put options and call options on securities, indexes or foreign currencies. The Fund may purchase agreements, sometimes called cash puts, that may accompany the purchase of a new issue of bonds from a dealer.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund’s purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument.

The Fund is authorized to purchase and sell exchange listed options and over-the-counter options (“OTC options”). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund may sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so. The staff of the SEC currently takes the position that OTC options purchased by a fund, and portfolio securities “covering” the amount of a fund’s obligation pursuant to an OTC option sold by it (or the amount of assets equal to the formula price for the repurchase of the option, if any, less the amount by which the option is in the money) are illiquid.

The Fund may also purchase and sell options on securities indices and other financial indices, which may include purchasing and selling options on stocks, indices, rates, credit spreads or currencies. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option or an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making upon the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

The Fund will write call options and put options only if they are “covered.” For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.

OTC options entered into by the Fund and OCC issued and exchange listed index options will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-

the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

If an option written by the Fund expires, the Fund will generally realize a short-term capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires, the Fund realizes a capital loss equal to the premium paid, which will be a short-term or long-term capital loss depending on the Fund’s holding period for the option.

Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

The Fund will realize a short-term capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will generally realize a short-term capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss, which in each case will be long-term or short-term depending on the Fund’s holding period for the option. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

A put or call option purchased by the Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

Risks Associated with Options

There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets and the options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The ability of the Fund to utilize options successfully will depend on Calamos’ ability to predict pertinent market investments, which cannot be assured.

The Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms. If the Fund were unable to close out an option that it has purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. As the writer of a covered call option on a foreign currency, the Fund foregoes, during the option’s life, the opportunity to profit from currency appreciation.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty (as described above under “Options on Securities, Indexes and Currencies”) fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, Calamos must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from Standard & Poor’s or P-1 from Moody’s or an equivalent rating from any NRSRO or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by Calamos.

The Fund may purchase and sell call options on securities indices and currencies. All calls sold by the Fund must be “covered.” Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. As described more fully in the accompanying prospectus, this results in the potential for net asset value erosion. In addition, a loss on a call option sold may be greater than the premium received. The Fund may purchase and sell put options on securities indices and currencies. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

Futures Contracts and Options on Futures Contracts

The Fund may use interest rate futures contracts, index futures contracts and foreign currency futures contracts. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made. An interest rate, index or foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index1 at a specified price and time. A public market exists in futures contracts covering a

[1]

A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.

number of indexes (including, but not limited to: the Standard & Poor’s 500 Index, the Russell 2000 Index, the Value Line Composite Index, and the New York Stock Exchange (“NYSE”) Composite Index) as well as financial instruments (including, but not limited to: U.S. Treasury bonds, U.S. Treasury notes, Eurodollar certificates of deposit and foreign currencies). Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded.

The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities, indexes and foreign currencies (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. The Fund might, for example, use futures contracts to hedge against or gain exposure to fluctuations in the general level of stock prices, anticipated changes in interest rates or currency fluctuations that might adversely affect either the value of the Fund’s securities or the price of the securities that the Fund intends to purchase. Although other techniques could be used to reduce or increase the Fund’s exposure to stock price, interest rate and currency fluctuations, the Fund may be able to achieve its desired exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

The Fund will only enter into futures contracts and futures options that are standardized and traded on an exchange, board of trade or similar entity, or quoted on an automated quotation system.

The success of any futures transaction depends on Calamos correctly predicting changes in the level and direction of stock prices, interest rates, currency exchange rates and other factors. Should those predictions be incorrect, the Fund’s return might have been better had the transaction not been attempted; however, in the absence of the ability to use futures contracts, Calamos might have taken portfolio actions in anticipation of the same market movements with similar investment results, but, presumably, at greater transaction costs. When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. government securities or other securities acceptable to the broker (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract, although the Fund’s broker may require margin deposits in excess of the minimum required by the exchange. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking-to-market.” Variation margin paid or received by the Fund does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing net asset value, the Fund will mark-to-market its open futures positions.

The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund engaging in the transaction realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund engaging in the transaction realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

Risks Associated with Futures

There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In trying to increase or reduce market exposure, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the portfolio exposure sought. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities markets and the securities underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighing of each issue, may differ from the composition of the Fund’s portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in the Fund’s portfolio. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Limitations on Options and Futures

If other options, futures contracts or futures options of types other than those described herein are traded in the future, the Fund may also use those investment vehicles, provided the Board of Trustees determines that their use is consistent with the Fund’s investment objective.

When purchasing a futures contract or writing a put option on a futures contract, the Fund must maintain with its custodian (or broker, if legally permitted) cash or cash equivalents (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, the Fund similarly will maintain with its custodian cash or cash equivalents (including any margin) equal to the amount by which such option is in-the-money until the option expires or is closed by the Fund.

The Fund may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent the Fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

The use of futures contracts is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the “CFTC”). In addition, the Fund’s ability to use futures contracts will be limited by tax considerations. See “Certain Federal Income Tax Matters.” Pursuant to a claim for exemption filed with the National Futures Association, the Fund was not deemed to be a commodity pool operator or a commodity pool under the Commodity Exchange Act (the “CEA”) and was not subject to registration or regulation as such under the CEA. However, the registration exclusion was amended in February 2012, and such amendments took effect on April 24, 2012. Under these amendments, if the Fund uses commodity interests (such as futures contracts, options on futures contracts and swaps) other than for bona fide hedging purposes (as defined by the CFTC) the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase) may not exceed 5% of a fund’s NAV, or alternatively, the aggregate net notional value of those positions, as determined at the time the most recent position was established, may not exceed 100% of the fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). The Fund is subject to the risk that a change in U.S. law and related regulations will impact the way in which the Fund operates, increase the particular costs of the Fund’s operations and/or change the competitive landscape. In this regard, any further amendment to the CEA or its related regulations subjecting the Fund to any additional regulation may have adverse impacts on the Fund’s operations and expenses.

The Fund has claimed an exclusion from registration as a commodity pool under the CEA and, therefore, the Fund and its officers and trustees are not subject to the registration requirements of the CEA. The Fund reserves the right to engage in transactions involving futures and options thereon to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund’s policies.

Warrants

The Fund may invest in warrants. A warrant is a right to purchase common stock at a specific price (usually at a premium above the market value of the underlying common stock at time of issuance) during a specified period of time. A warrant may have a life ranging from less than a year to twenty years or longer, but a warrant becomes worthless unless it is exercised or sold before expiration. In addition, if the market price of the common stock does not exceed the warrant’s exercise price during the life of the warrant, the warrant will expire worthless. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the value of a warrant may be greater than the percentage increase or decrease in the value of the underlying common stock.

Portfolio Turnover

Although the Fund does not purchase securities with a view to rapid turnover, there are no limitations on the length of time that portfolio securities must be held. Portfolio turnover can occur for a number of reasons, including calls for redemption, general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. The portfolio turnover rates may vary greatly from year to year. A high rate of portfolio turnover in the Fund would result in increased transaction expense. High portfolio turnover may also result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be taxed at ordinary income tax rates for federal income tax purposes.

Short Sales

The Fund may attempt to hedge against market risk and to enhance income by selling short “against the box,” that is: (1) entering into short sales of securities that it currently has the right to acquire through the conversion or exchange of other securities that it owns, or to a lesser extent, entering into short sales of securities that it currently owns; and (2) entering into arrangements with the broker-dealers through which such securities are sold short to receive income with respect to the proceeds of short sales during the period the Fund’s short positions remain open. The Fund may make short sales of securities only if at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short.

In a short sale against the box, the Fund does not deliver from its portfolio the securities sold and does not receive immediately the proceeds from the short sale. Instead, the Fund borrows the securities sold short from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on behalf of the Fund, to the purchaser of such securities. Such broker-dealer is entitled to retain the proceeds from the short sale until the Fund delivers to such broker-dealer the securities sold short. In addition, the Fund is required to pay to the broker-dealer the amount of any dividends paid on shares sold short. Finally, to secure its obligation to deliver to such broker-dealer the securities sold short, the Fund must deposit and continuously maintain in a separate account with the Fund’s custodian an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities without the payment of additional consideration. The Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the Fund receives the proceeds of the sale. Because the Fund ordinarily will want to continue to hold securities in its portfolio that are sold short, the Fund will normally close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than by delivering portfolio securities.

A short sale works the same way, except that the Fund places in the segregated account cash or U.S. government securities equal in value to the difference between (i) the market value of the securities sold short at the time they were sold short and (ii) any cash or U.S. government securities required to be deposited with the broker as collateral. In addition, so long as the short position is open, the Fund must adjust daily the value of the segregated account so that the amount deposited in it, plus any amount deposited with the broker as collateral, will equal the current market value of the security sold short. However, the value of the segregated account may not be reduced below the point at which the segregated account, plus any amount deposited with the broker, is equal to the market value of the securities sold short at the time they were sold short.

Short sales may protect the Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium.

Short sale transactions of the Fund involve certain risks. In particular, the imperfect correlation between the price movements of the convertible securities and the price movements of the underlying common stock being sold short creates the possibility that losses on the short sale hedge position may be greater than gains in the value of the portfolio securities being hedged. In addition, to the extent that the Fund pays a conversion premium for a convertible security, the Fund is generally unable to protect against a loss of such premium pursuant to a short sale hedge. In determining the number of shares to be sold short against the Fund’s position in the convertible securities, the anticipated fluctuation in the conversion premiums is considered. The Fund will also incur transaction costs in connection with short sales. Certain provisions of the Internal Revenue Code of 1986, as amended (the “Code”) (and related Treasury regulations thereunder), may limit the degree to which the Fund is able to enter into short sales and other transactions with similar effects without triggering adverse tax consequences, which limitations might impair the Fund’s ability to achieve its investment objective. See “Certain Federal Income Tax Matters.”

In addition to enabling the Fund to hedge against market risk, short sales may afford the Fund an opportunity to earn additional current income to the extent the Fund is able to enter into arrangements with broker-dealers through which the short sales are executed to receive income with respect to the proceeds of the short sales during the period the Fund’s short positions remain open.

“When Issued” and Delayed Delivery Securities and Reverse Repurchase Agreements

The Fund may purchase securities on a when issued or delayed delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if Calamos deems it advisable for investment reasons. The Fund may utilize spot and forward foreign currency exchange transactions to reduce the risk inherent in fluctuations in the exchange rate between one currency and another when securities are purchased or sold on a when issued or delayed delivery basis.

The Fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

At the time when the Fund enters into a binding obligation to purchase securities on a when-issued basis or enters into a reverse repurchase agreement, liquid securities (cash, U.S. Government securities or other “high grade” debt obligations) of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The coverage of these positions with segregated assets places an effective maximum limit on the use of these types of securities. The use of these investment strategies may increase net asset value fluctuation.

Illiquid Securities

Investments in Rule 144A Securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these Rule 144A Securities. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and Calamos’ judgment may play a greater role in the valuation process. Investment of the Fund’s assets in illiquid securities may restrict the Fund’s ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund’s operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.

The Fund may invest in bonds, corporate loans, convertible securities, preferred stocks and other securities that lack a secondary trading market or are otherwise considered illiquid. Liquidity of a security relates to the ability to easily dispose of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Such investments may affect the Fund’s ability to realize the net asset value in the event of a voluntary or involuntary liquidation of its assets.

Temporary Defensive Investments

The Fund may make temporary investments without limitation when Calamos determines that a defensive position is warranted. Such investments may be in money market instruments, consisting of obligations of, or guaranteed as to principal and interest by, the U.S. Government or its agencies or instrumentalities; certificates of deposit, bankers’ acceptances and other obligations of domestic banks having total assets of at least $500 million and that are regulated by the U.S. Government, its agencies or instrumentalities; commercial paper rated in the highest category by a recognized rating agency; cash; and repurchase agreements. If the Fund temporarily use a different investment strategy for defensive purposes, different factors could affect the Fund’s performance, and the Fund may not achieve its investment objective.

Repurchase Agreements

As part of its strategy for the temporary investment of cash, the Fund may enter into “repurchase agreements” with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in such securities. A repurchase agreement arises when the Fund purchases a security and simultaneously agrees to resell it to the vendor at an agreed upon future date. The resale price is greater than the purchase price, reflecting an agreed upon market rate of return that is effective for the period of time the Fund holds the security and that is not related to the coupon rate on the purchased security. Such agreements generally have maturities of no more than seven days and could be used to permit the Fund to earn interest on assets awaiting long-term investment. The Fund requires continuous maintenance by the custodian for the Fund’s account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the market value of the securities that are the subject of a repurchase agreement. Repurchase agreements maturing in more than seven days are considered illiquid securities. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

Preferred Shares

The Fund may invest in preferred shares. The preferred shares that the Fund will invest in will typically be convertible securities. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer’s common shares.

Real Estate Investment Funds (“REITs”) and Associated Risk Factors

REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income and gains distributed to shareholders provided they comply with the applicable requirements of the Code. The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in Standard & Poor’s 500 Stock Index.

Other Investment Companies

The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, the Fund may not acquire the securities of other domestic or non-U.S. investment companies if, as a result, (i) more than 10% of the Fund’s total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund, or (iii) more than 5% of the Fund’s total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of money market funds or any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company.

The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.

Recent Market Conditions

The financial crisis in the U.S. and global economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets and the economy at large. Both domestic and international equity and fixed income markets have been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. It is uncertain how long these conditions will continue.

In addition to the recent unprecedented turbulence in financial markets, the reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide. Illiquidity in these markets may mean there is less money available to purchase raw materials, goods and services, which may, in turn, bring down the prices of these economic staples. It may also result in issuers having more difficulty obtaining financing and ultimately a decline in their stock prices. The values of some sovereign debt and of securities of issuers that hold that sovereign debt have fallen. These events and the potential for continuing market turbulence may have an adverse effect on the Fund. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region.

The U.S. federal government and certain foreign central banks have acted to calm credit markets and increase confidence in the U.S. and world economies. Certain of these entities have injected liquidity into the markets and taken other steps in an effort to stabilize the markets and grow the economy. The ultimate effect of these efforts is, of course, not yet known. Changes in government policies may exacerbate the market’s difficulties and the withdrawal of this support, or other policy changes by governments or central banks, could negatively affect the value and liquidity of certain securities.

        The situation in the financial markets has resulted in calls for increased regulation, and the need of many financial institutions for government help has given lawmakers and regulators new leverage. The Dodd-Frank Act initiated a dramatic revision of the U.S. financial regulatory framework that is expected to continue to unfold over several years. The Dodd-Frank Act covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; a process intended to improve financial systemic stability and the resolution of potentially insolvent financial firms; new rules for derivatives trading; the creation of the Consumer Financial Protection Bureau; the registration and additional regulation of hedge and private equity fund managers; and new federal requirements for residential mortgage loans. Instruments in which the Fund may invest, or the issuers of such instruments, may be affected by the new legislation and regulation in ways that may be unforeseen. Much of the implementing regulations have not yet been finalized. Accordingly, the ultimate effect of the Dodd-Frank Act is not yet certain.

The statutory provisions of the Dodd-Frank Act significantly change in several respects the ways in which investment products are marketed, sold, settled or terminated. In particular, the Dodd-Frank Act mandates the elimination of references to credit ratings in numerous securities laws, including the 1940 Act. Derivatives may be mandated for central clearing under the Dodd-Frank Act, which would likely require technological and other changes to Fund operations and the market in which it will trade. Central clearing would also entail the use of assets of the Fund to satisfy margin calls and this may have an effect on the performance of the Fund. Final regulations implementing the Dodd-Frank Act’s margin requirements and clearing mandates have not yet been issued by the regulators.

Because the situation in the markets is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions.

INVESTMENT RESTRICTIONS

The following are the Fund’s fundamental investment restrictions. These restrictions may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the common shares represented at a meeting at which more than 50% of the outstanding common shares are represented or (ii) more than 50% of the outstanding common shares). As long as preferred shares are outstanding, the investment restrictions could not be changed without the approval of a majority of the outstanding common and preferred shares, voting together as a class, and the approval of a majority of the outstanding preferred shares, voting separately by class.

The Fund may not:

(1)	Issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder.

(2)	Borrow money, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder.

(3)	Invest in real estate, except that the Fund may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment funds and mortgage-backed securities.

(4)	Make loans, except by the purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities and as otherwise permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder.

(5)	Invest in physical commodities or contracts relating to physical commodities.

(6)	Act as an underwriter, except as it may be deemed to be an underwriter in a sale of securities held in its portfolio.

(7)	Make any investment inconsistent with the Fund’s classification as a diversified investment company under the 1940 Act and the rules and interpretive positions of the SEC thereunder.

(8)	Concentrate its investments in securities of companies in any particular industry as defined in the 1940 Act and the rules and interpretive positions of the SEC thereunder.

All other investment policies of the Fund are considered non-fundamental and may be changed by the Board of Trustees without prior approval of the Fund’s outstanding voting shares.

Currently under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the net asset value of the Fund’s portfolio is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the value of the Fund’s total assets). In addition, currently under the 1940 Act, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the net asset value of the Fund’s portfolio (determined after deducting the amount of such dividend or distribution) is at least 200% of such liquidation value plus any senior securities representing indebtedness. Currently under the 1940 Act, the Fund is not permitted to issue senior securities representing indebtedness unless immediately after such borrowing the Fund has asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the value of the Fund’s total assets). Additionally, currently under the 1940 Act, the Fund generally may not declare any dividend or other distribution upon any class of its shares, or purchase any such shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be. This limitation does not apply to certain privately placed debt.

Currently under the 1940 Act, the Fund is not permitted to lend money or property to any person, directly or indirectly, if such person controls or is under common control with the Fund, except for a loan from the Fund to a company which owns all of the outstanding securities of the Fund, except directors’ qualifying shares.

Currently, under interpretive positions of the SEC, the Fund may not have on loan at any time securities representing more than one third of its total assets.

Currently under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

Currently, the Fund would be deemed to “concentrate” in a particular industry if it invested 25% or more of its total assets in that industry.

Currently under the 1940 Act, a “diversified company” means a management company which meets the following requirements: at least 75% of the value of its total assets is represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such management company and not more than 10% of the outstanding voting securities of such issuer.

Under the 1940 Act, the Fund may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. These limitations, however, do not apply to the purchase of shares of money market funds. As a shareholder in any investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s advisory fees and other expenses with respect to assets so invested. Holders of common shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein and in the prospectus. As described in the prospectus in the section entitled “Risks,” the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

In addition, to comply with federal income tax requirements for qualification as a regulated investment company, the Fund’s investments will be limited by both an income and an asset test. See “Certain Federal Income Tax Matters.”

As a non-fundamental policy, the Fund may not issue preferred shares, borrow money or issue debt securities in an aggregate amount exceeding 38% of the Fund’s total assets measured at the time of issuance of the new securities.

The Fund presently has outstanding borrowings pursuant to a Committed Facility Agreement and a Credit Agreement. See the prospectus (under the caption “Use of Leverage by the Fund”) for more information about the Fund’s present activities related to the issuance of senior securities and the borrowing of money.

MANAGEMENT OF THE FUND

Trustees and Officers

The Fund’s Board of Trustees provides broad oversight over the Fund’s affairs. The officers of the Fund are responsible for the Fund’s operations. The Fund’s Trustees and officers are listed below, together with their age at December 31, 2013, positions held with the Fund, term of office and length of service and principal occupations during the past five years. Asterisks indicates those Trustees who are interested persons of the Fund within the meaning of the 1940 Act, and they are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of other investment companies (23 U. S. registered investment portfolios) for which Calamos serves as investment adviser (collectively, the “Calamos Funds”). The address for all Independent and Interested Trustees and all officers of the Fund is 2020 Calamos Court, Naperville, Illinois 60563.

Trustees Who Are Interested Persons of the Fund:

NAME, AGE AND ADDRESS*	POSITIONS(S) WITH FUND	PORTFOLIOS IN FUND COMPLEX^ OVERSEEN	PRINCIPAL OCCUPATION(S) AND OTHER DIRECTORSHIPS
John P. Calamos, Sr., 73**	Trustee and President (since 1988) Term Expires 2014	23	Chairman, CEO, and Global Co-Chief Investment Officer, Calamos Asset Management, Inc. (“CAM”), Calamos Investments LLC (“CILLC”), Calamos Advisors LLC and its predecessor (“Calamos Advisors”), and Calamos Wealth Management LLC (“CWM”) and Chief Executive Officer, Calamos Financial Services LLC and its predecessor (“CFS”) (until 2013); Director, CAM

Trustees Who Are Not Interested Persons of the Fund:

NAME, AGE AND ADDRESS*	POSITIONS(S) WITH FUND	PORTFOLIOS IN FUND COMPLEX^ OVERSEEN	PRINCIPAL OCCUPATION(S) AND OTHER DIRECTORSHIPS
Weston W. Marsh, 63	Trustee (since 2002) Term Expires 2016	23	Of Counsel and, until December 31, 2005, Partner, Freeborn & Peters LLP (law firm)

John E. Neal, 63	Trustee (since 2001) Term Expires 2015	23	Private investor; Director, Equity Residential (publicly-owned REIT) and Creation Investments (private international microfinance company); Partner, Linden LLC (health care private equity)

William R. Rybak, 62	Trustee (since 2002) Term Expires 2014	23	Private investor; Director, Christian Brothers Investment Services, Inc. (since February 2010); Director, Private Bancorp (since December 2003) formerly, Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager); Director, Howe Barnes Hoefer & Arnett (until March 2011) Trustee, JNL Series Trust, JNL Investors Series Trust and JNL Variable Fund LLC***; Trustee, Lewis University (since October 2012)

Stephen B. Timbers, 69	Trustee (since 2004) and Lead Independent Trustee (since 2005) Term Expires 2016	23	Private investor

David D. Tripple, 69	Trustee (since 2006) Term Expires 2015	23	Private investor; Trustee, Century Growth Opportunities Fund (since 2010), Century Shares Trust and Century Small Cap Select Fund (since January 2004)****

*	The address of each trustee is 2020 Calamos Court, Naperville, Illinois 60563.

**	Mr. Calamos is an “interested person” of the Fund as defined in the 1940 Act because he is an officer of the Fund and an affiliate of Calamos Advisors and CFS.

***	Overseeing 104 portfolios in fund complex.

****	Overseeing three portfolios in fund complex.

^	The Fund Complex consists of CALAMOS Investment Trust, CALAMOS Advisors Trust, CALAMOS Convertible Opportunities and Income Fund, CALAMOS Convertible and High Income Fund, CALAMOS Strategic Total Return Fund, CALAMOS Global Total Return Fund and CALAMOS Global Dynamic Income Fund.

Officers. The preceding table gives information about Mr. John Calamos, who is president of the Fund. The following table sets forth each other officer’s name and age as of December 31, 2013, position with the Fund and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.

NAME, AGE AND ADDRESS*	POSITION(S) WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Nimish S. Bhatt, 50	Vice President and Chief Financial Officer (since 2007)	Senior Vice President since 2004, Chief Financial Officer (since May 2011), Head of Fund Administration (since November 2011), CAM, CILLC, Calamos Advisors, CWM; Director, Calamos Global Funds PLC (since 2007); prior thereto Director of Operations (2004-2011)

Robert Behan, 48	Vice President (since September 2013)	Executive Vice President, Head of Global Distribution (since April 2013), CFS; prior thereto Senior Vice President (2009-2013) and Head of US Intermediary Distribution (2010-2013); prior thereto Head of Strategic Partners Team (2010-2010); prior thereto National Accounts/Retirement Services (2009-2010); prior thereto Vice President, Director of Retirement Services (2008-2009)

J. Christopher Jackson, 62	Vice President and Secretary (since 2010)	Senior Vice President, General Counsel and Secretary, CAM, CILLC, Calamos Advisors CWM and CFS (since 2010); Director, Calamos Global Funds PLC (since 2011), Director, Calamos Arista Strategic Master Fund Ltd. and Calamos Arista Strategic Fund Ltd. (since 2013); prior thereto, Director, U.S. Head of Retail Legal and Co-Global Head of Retail Legal of Deutsche Bank AG (2006-2010)

Mark J. Mickey, 62	Chief Compliance Officer (since 2005)	Chief Compliance Officer, Calamos Funds (since 2005)

Curtis Holloway, 46	Treasurer (since 2010), Prior thereto Assistant Treasurer since (2007-2010)	Vice President, Fund Administration (since 2013), Calamos Advisors; Treasurer of Calamos Investment Trust, Calamos Advisors Trust, CHI, CHY, CSQ, CGO and CHW (since June 2010); prior thereto Assistant Treasurer (2007-2010)

Gary Black, 53	Vice President (since Sept 2012)	Executive Vice President, Global Co-Chief Investment Officer (since August 2012), CAM, CILLC, Calamos Advisors and CWM; prior thereto CEO, Chief Investment Officer and Founding Member of Black Capital (2009-2012); prior thereto, CEO of Janus Capital Group (2006-2009)

*	The address of each officer is 2020 Calamos Court, Naperville, Illinois 60563.

The Fund’s Board of Trustees consists of six members. In accordance with the Fund’s Agreement and Declaration of Trust, the Board of Trustees is divided into three classes of approximately equal size. The terms of the trustees of the different classes are staggered. The terms of John P. Calamos, Sr. and William R. Rybak will expire at the annual meeting of shareholders in 2014. The terms of John E. Neal and David D. Tripple will expire at the annual meeting of shareholders in 2015. The terms of Weston W. Marsh and Stephen B. Timbers will expire at the annual meeting of shareholders in 2016. Such classification of the Trustees may prevent the replacement of a majority of the Trustees for up to a two year period. Each of the Fund’s officers serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board of Trustees.

Committees of the Board of Trustees. The Fund’s Board of Trustees currently has four standing committees:

Executive Committee. Messrs. John Calamos and Stephen B. Timbers are members of the Executive Committee, which has authority during intervals between meetings of the Board of Trustees to exercise the powers of the Board, with certain exceptions.

Audit Committee. Messrs. Stephen B. Timbers, John E. Neal (Chair), William R. Rybak, Weston W. Marsh and David D. Tripple, each a non-interested Trustee, serve on the Audit Committee.

The Audit Committee approves the selection of the independent auditors to the Trustees, approves services to be rendered by the auditors, monitors the auditors’ performance, reviews the results of the Fund’s audit, determines whether to recommend to the Board that the Fund’s audited financial statements be included in the Fund’s annual report and responds to other matters deemed appropriate by the Board of Trustees.

Governance Committee. Stephen B. Timbers, John E. Neal, William R. Rybak (Chair), Weston W. Marsh and David D. Tripple, each a non-interested Trustee, serve on the Governance Committee. The Governance Committee oversees the independence and effective functioning of the Board of Trustees and endeavors to be informed about good practices for fund boards. The members of the Governance Committee make recommendations to the Board of Trustees regarding candidates for election as non interested Trustees. The Governance Committee will consider shareholder recommendations regarding potential candidates for nomination as Trustees properly submitted to the Governance Committee for its consideration. A Fund shareholder who wishes to nominate a candidate to the Fund’s Board of Trustees must submit any such recommendation in writing via regular mail to the attention of the Fund’s Secretary, at the address of the Fund’s principal executive offices. The shareholder recommendation must include:

•

the number and class of all Fund shares owned beneficially and of record by the nominating shareholder at the time the recommendation is submitted and the dates on which such shares were acquired, specifying the number of shares owned beneficially;

•

a full listing of the proposed candidate’s education, experience (including knowledge of the investment company industry, experience as a director or senior officer of public or private companies, and directorships on other boards of other registered investment companies), current employment, date of birth, business and residence address, and the names and addresses of at least three professional references;

•

information as to whether the candidate is, has been or may be an “interested person” (as such term is defined in the 1940 Act) of the Fund, Calamos or any of its affiliates, and, if believed not to be or have been an “interested person,” information regarding the candidate that will be sufficient for the Committee to make such determination;

•	the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee of the Fund, if elected;

•

a description of all arrangements or understandings between the nominating shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the shareholder recommendation is being made, and if none, so specify;

•	the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported by the candidate; and

•	such other information that would be helpful to the Governance Committee in evaluating the candidate.

The Governance Committee may require the nominating shareholder to furnish other information it may reasonably require or deem necessary to verify any information furnished pursuant to the procedures delineated above or to determine the qualifications and eligibility of the candidate proposed by the nominating shareholder to serve as a Trustee. If the nominating shareholder fails to provide such additional information in writing within seven days of receipt of a written request from the Governance Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and the Governance Committee is not required to consider such candidate. During periods when the Governance Committee is not actively recruiting new Trustees, shareholder recommendations will be kept on file until active recruitment is under way. After consideration of a shareholder recommendation, the Governance Committee may dispose of the shareholder recommendation.

Dividend Committee. John P. Calamos, Sr. serves as the sole member of the dividend committee. The dividend committee is authorized to declare distributions on the Fund’s shares including, but not limited to, regular dividends, special dividends and short- and long-term capital gains distributions.

Valuation Committee. David D. Tripple (Chair), Weston W. Marsh, John E. Neal, William R. Rybak and Stephen B. Timbers, each a non-interested Trustee, serve on the Valuation Committee. The Valuation Committee oversees the implementation of the valuation procedures adopted by the Board of Trustees. The members of the Valuation Committee make recommendations to the Board of Trustees regarding valuation matters relating to the Fund.

In addition to the above committees, there is a Board of Trustees directed pricing committee comprised of officers of the Fund and employees of Calamos.

The following table identifies the number of meetings the Board of Trustees and each standing committee held during the fiscal year ended October 31, 2013.

Number of Meetings During Fiscal Year Ended October 31, 2013
Board of Trustees	4
Executive Committee(1)	0
Audit Committee	4
Governance Committee	2
Dividend Committee(2)	0
Valuation Committee	4

(1)	Although the Dividend Committee held no meetings, it acted by written consent on twelve occasions.

The Fund’s Agreement and Declaration of Trust provides that the Fund will indemnify the Trustees and officers against liabilities and expenses incurred in connection with any claim in which they may be involved because of their offices with the Fund, unless it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund or that such indemnification would relieve any officer or Trustee of any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

Leadership Structure and Qualifications of the Board of Trustees. The Board of Trustees is responsible for oversight of the Trust. The Trust has engaged Calamos to manage the Funds on a day-to-day basis. The Board of Trustees oversees Calamos and certain other principal service providers in the operations of the Funds. The Board of Trustees is currently composed of six members, five of whom are non-interested trustees. The Board of Trustees meets in-person at regularly scheduled meetings four times throughout the year. In addition, the Board may meet in-person or by telephone at special meetings or on an informal basis at other times. As described above, the Board of Trustees has established five standing committees — Audit, Dividend, Executive, Governance and Valuation — and may establish ad hoc committees or working groups from time to time, to assist the Board of Trustees in fulfilling its oversight responsibilities. The non-interested trustees also have engaged independent legal counsel to assist them in fulfilling their responsibilities. Such independent legal counsel also serves as counsel to the Trust.

The chairman of the Board of Trustees is an “interested person” of the Trust (as such term is defined in the 1940 Act). The non-interested trustees have appointed a lead independent trustee. The lead independent trustee serves as a liaison between Calamos and the non-interested trustees and leads the non-interested trustees in all aspects of their oversight of the Funds. Among other things, the lead independent trustee reviews and approves, with the chairman, the agenda for each board and committee meeting and facilitates communication among the Trust’s non-interested trustees. The Trustees believe that the Board’s leadership structure is appropriate given the characteristics and circumstances of the Trust. The Trustees also believe that this structure facilitates the exercise of the Board’s independent judgment in fulfilling its oversight function and efficiently allocates responsibility among committees.

The Board of Trustees has concluded that, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Trustee should serve as a member of the Board. In making this determination, the Board has taken into account the actual service of the Trustees during their tenure in concluding that each should continue to serve. The Board also has considered each Trustee’s background and experience. Set forth below is a brief discussion of the specific experience qualifications, attributes or skills of each Trustee that led the Board to conclude that he should serve as a Trustee.

Each of Messrs. Calamos, Marsh, Neal and Rybak has served as a Trustee since the inception of the Trust. In addition, each of Messrs. Calamos, Neal, Rybak, Timbers and Tripple has more than 25 years of experience in the financial services industry. Mr. Marsh has over 30 years of experience as a practicing attorney, counseling corporations and litigating commercial disputes. Each of Messrs. Calamos, Neal, Rybak, Timbers and Tripple has experience serving on boards of other entities, including other investment companies. Each of Messrs. Calamos, Marsh, Neal, Rybak and Timbers has earned a Masters of Business Administration degree, and each of Messrs. Marsh and Tripple has earned a Juris Doctor degree.

Risk Oversight. The operation of a registered investment company, including its investment activities, generally involves a variety of risks. As part of its oversight of the Funds, the Board of Trustees oversees risk through various regular board and committee activities. The Board of Trustees, directly or through its committees, reviews reports from, among others, Calamos, the Trust’s Compliance Officer, the Trust’s independent registered public accounting firm, independent outside legal counsel, and internal auditors of Calamos or its affiliates, as appropriate, regarding risks faced by the Funds and the risk management programs of Calamos and certain service providers. The actual day-to-day risk management with respect to the Funds resides with Calamos and other service providers to the Funds. Although the risk management policies of Calamos and the service providers are designed to be effective, there is no guarantee that they will anticipate or mitigate all risks. Not all risks that may affect the Funds can be identified, eliminated or mitigated and some risks simply may not be anticipated or may be beyond the control of the Board of Trustees or Calamos, its affiliates or other service providers.

Compensation of Officers and Trustees. John P. Calamos, Sr., the trustee who is an “interested person” of the Fund, does not receive compensation from the Fund. Non-interested trustees are compensated by the Fund, but do not receive any pension or retirement benefits from the Fund. Mr. Mickey is the only Fund officer who receives compensation from the Fund. The following table sets forth the total compensation (including any amounts deferred, as described below) paid by the Fund during the fiscal year ended October 31, 2013 to each of the current non-interested trustees and the one officer compensated by the Fund.

Name of Trustee	Estimated Aggregate Compensation From Fund	Total Compensation From Calamos Fund Complex(1)*
John P. Calamos Sr.	$0	$0
Weston W. Marsh(1)	$7,401	$142,000
John E. Neal(1)	$8,443	$162,000
William R. Rybak	$7,631	$146,000
Steve B. Timbers	$9,486	$182,000
David D. Tripple	$7,922	$152,000
Mark J. Mickey	$7,944	$150,000

(1)	Includes fees that may have been deferred during the year pursuant to a deferred compensation plan with Calamos Investment Trust. Deferred amounts are treated as though such amounts have been invested and reinvested in shares of one or more of the portfolios of the Calamos Investment Trust selected by the Trustee. As of October 31, 2013, the values of the deferred compensation accounts of each of Messrs. Marsh and Neal were $1,741,879 and $1,400,520, respectively.

*	The Calamos Fund Complex consists of seven investment companies and each applicable series thereunder including the Fund, Calamos Investment Trust, Calamos Advisors Trust, Calamos Global Total Return Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund and Calamos Global Dynamic Income Fund.

The compensation paid to the non-interested trustees of the Calamos Funds for their services consists of an annual retainer fee in the amount of $86,000, with annual supplemental retainers of $40,000 to the lead independent trustee, $20,000 to the chair of the audit committee and $10,000 to the chair of any other standing committee. Each non-interested trustee receives a meeting attendance fee of $7,000 for any regular board meeting attended in person, $3,500 for any regular board meeting attended by telephone, $3,500 for any special board meeting attended in person or by telephone and $3,000 for any committee meeting attended in person or by telephone. Compensation paid to the non-interested trustees is allocated among the series of the Calamos Funds in accordance with a procedure determined from time to time by the board.

The Fund has adopted a deferred compensation plan for non-interested trustees (the “Plan”). Under the Plan, a trustee who is not an “interested person” of Calamos and has elected to participate in the Plan (“a participating trustee”) may defer receipt of all or a portion of his compensation from Fund in order to defer payment of income taxes or for other reasons. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such otherwise compensation would have been paid to the trustee. The value of a trustee’s deferred compensation account at any time is equal to what the value if the amounts credited to the account had instead been invested in Class I shares of one or more of the portfolios of Calamos Investment Trust as designated by the trustee. Thus, the value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. If a participating trustee retires, the trustee may elect to receive payments under the plan in a lump sum or in equal annual installments over a period of five years. If a participating trustee dies, any amount payable under the Plan will be paid to the trustee’s beneficiaries. Each Calamos Fund’s obligation to make payments under the Plan is a general obligation of that Fund. No Fund is liable for any other Fund’s obligations to make payments under the Plan.

Ownership of Shares of the Fund and Other Calamos Funds. The following table indicates the value of shares that each Trustee beneficially owns in the Fund and the Calamos Fund Complex in the aggregate. The value of shares of the Calamos Funds is determined on the basis of the net asset value of the class of shares held as of December 31, 2013. The value of the shares held, are stated in ranges in accordance with the requirements of the SEC. The table reflects the Trustee’s beneficial ownership of shares of the Calamos Fund Complex. Beneficial ownership is determined in accordance with the rules of the SEC.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies in the Calamos Funds

Interested Trustees:

John P. Calamos	Over $100,000	Over $100,000

Non-Interested Trustees:

Weston W. Marsh	$10,001 – $50,000	Over $100,000

John E. Neal	None	Over $100,000

William R. Rybak	$10,001 – $50,000	Over $100,000

Stephen B. Timbers	$50,001 – $100,000	Over $100,000

David D. Tripple	$1 – $10,000	Over $100,000

Code of Ethics. The Fund and Calamos have adopted a code of ethics under Rule 17j-1 under the 1940 Act which is applicable to officers, directors/Trustees and designated employees of Calamos and CFS. Employees of Calamos and CFS are permitted to make personal securities transactions, including transactions in securities that the Fund may purchase, sell or hold, subject to requirements and restrictions set forth in the code of ethics of Calamos and CFS. The code of ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities of Calamos and CFS employees and the interests of investment advisory clients such as the Fund. Among other things, the code of ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and statements and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the code of ethics may be granted in particular circumstances after review by appropriate personnel. Text only versions of the code of ethics can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov. You may review and copy the code of ethics by visiting the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the code of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Room 1580, Washington, DC 20549 or by e-mail request at publicinfo@sec.gov.

Proxy Voting Procedures. The Fund has delegated proxy voting responsibilities to Calamos, subject to the Board of Trustees’ general oversight. The Fund expects Calamos to vote proxies related to the Fund’s portfolio securities for which the Fund has voting authority consistent with the Fund’s best economic interests. Calamos has adopted its own Proxy Voting Policies and Procedures (“Policies”). The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the adviser and its affiliates.

The following is a summary of the Policies used by Calamos in voting proxies.

To assist it in voting proxies, Calamos has established a Committee comprised of members of its Portfolio Management and Research Departments. The Committee and/or its members will vote proxies using the following guidelines.

In general, if Calamos believes that a company’s management and board have interests sufficiently aligned with the Fund’s interest, Calamos will vote in favor of proposals recommended by a company’s board. More specifically, Calamos seeks to ensure that the board of directors of a company is sufficiently aligned with security holders’ interests and provides proper oversight of the company’s management. In many cases this may be best accomplished by having a majority of independent board members. Although Calamos will examine board member elections on a case-by-case basis, it will generally vote for the election of directors that would result in a board comprised of a majority of independent directors.

Because of the enormous variety and complexity of transactions that are presented to shareholders, such as mergers, acquisitions, reincorporations, adoptions of anti-takeover measures (including adoption of a shareholder rights plan, requiring supermajority voting on particular issues, adoption of fair price provisions, issuance of blank check preferred stocks and the creation of a separate class of stock with unequal voting rights), changes to capital structures (including authorizing additional shares, repurchasing stock or approving a stock split), executive compensation and option plans, that occur in a variety of industries, companies and market cycles, it is extremely difficult to foresee exactly what would be in the best interests of the Fund in all circumstances. Moreover, voting on such proposals involves considerations unique to each transaction. Accordingly, Calamos will vote on a case-by-case basis on proposals presenting these transactions.

Finally, Calamos has established procedures to help resolve conflicts of interests that might arise when voting proxies for the Fund. These procedures provide that the Committee, along with Calamos’ Legal and Compliance Departments, will examine conflicts of interests with the Fund of which Calamos is aware and seek to resolve such conflicts in the best interests of the Fund, irrespective of any such conflict. If a member of the Committee has a personal conflict of interest, that member will refrain from voting and the remainder of the Committee will determine how to vote the proxy solely on the investment merits of any proposal. The Committee will then memorialize the conflict and the procedures used to address the conflict.

The Fund is required to file with the SEC its complete proxy voting record for the twelve-month period ending June 30, by no later than August 31 of each year. The Fund’s proxy voting record for the most recent twelve-month period ending June 30 is available by August 31 of each year (1) on the SEC’s website at www.sec.gov and (2) without charge, upon request, by calling 1-800-582-6959.

You may obtain a copy a Calamos’ Policies by calling 1-800-582-6959, by visiting the Fund’s website at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563, and on the SEC’s website at www.sec.gov.

Investment Adviser and Investment Management Agreement

Subject to the overall authority of the Board of Trustees, Calamos provides the Fund with investment research, advice and supervision and furnishes continuously an investment program for the Fund. In addition, Calamos furnishes for use of the Fund such office space and facilities as the Fund may require for its reasonable needs and supervises the business and affairs of the Fund and provides the following other services on behalf of the Fund and not provided by persons not a party to the investment management agreement: (i) preparing or assisting in the preparation of reports to and meeting materials for the Trustees; (ii) supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of, accounting agents, custodians, depositories, transfer agents and pricing agents, accountants, attorneys, printers, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable to Fund operations; (iii) assisting in the preparation and making of filings with the SEC and other regulatory and self-regulatory organizations, including, but not limited to, preliminary and definitive proxy materials, amendments to the Fund’s registration statement on Form N-2 and semi-annual reports on Form N-SAR and Form N-CSR; (iv) overseeing the tabulation of proxies by the Fund’s transfer agent; (v) assisting in the preparation and filing of the Fund’s federal, state and local tax returns; (vi) assisting in the preparation and filing of the Fund’s federal excise tax return pursuant to Section 4982 of the Code; (vii) providing assistance with investor and public relations matters; (viii) monitoring the valuation of portfolio securities and the calculation of net asset value; (ix) monitoring the registration of shares of beneficial interest of the Fund under applicable federal and state securities laws; (x) maintaining or causing to be maintained for the Fund all books, records and reports and any other information required under the 1940 Act, to the extent that such books, records and reports and other information are not maintained by the Fund’s custodian or other agents of the Fund; (xi) assisting in establishing the accounting policies of the Fund; (xii) assisting in the resolution of accounting issues that may arise with respect to the Fund’s operations and consulting with the Fund’s independent accountants, legal counsel and the Fund’s other agents as necessary in connection therewith; (xiii) reviewing the Fund’s bills; (xiv) assisting the Fund in determining the amount of dividends and distributions available to be paid by the Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and (xv) otherwise assisting the Fund as it may reasonably request in the conduct of the Fund’s business, subject to the direction and control of the Trustees.

Under the investment management agreement, the Fund pays to Calamos a fee based on the average weekly managed assets that is accrued daily and paid on a monthly basis. The fee paid by the Fund is at the annual rate of 0.80% of managed assets. Because the management fees paid to Calamos is based upon a percentage of the Fund’s managed assets, fees paid to Calamos are higher when the Fund is leveraged; thus, Calamos will have an incentive to use leverage subject to the oversight of the Board, Calamos intends to use leverage only when it believes it will serve the best interests of the Fund’s shareholders.

Under the terms of its investment management agreement with the Fund, except for the services and facilities provided by Calamos as set forth therein, the Fund shall assume and pay all expenses for all other Fund operations and activities and shall reimburse Calamos for any such expenses incurred by Calamos. The expenses borne by the Fund shall include, without limitation: (a) organization expenses of the Fund (including out-of-pocket expenses, but not including Calamos’ overhead or employee costs); (b) fees payable to Calamos; (c) legal expenses; (d) auditing and accounting expenses; (e) maintenance of books and records that are required to be maintained by the Fund’s custodian or other agents of the Fund; (f) telephone, telex, facsimile, postage and other communications expenses; (g) taxes and governmental fees; (h) fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations and the expense of attendance at professional meetings of such organizations; (i) fees and expenses of accounting agents, custodians, subcustodians, transfer agents, dividend disbursing agents and registrars; (j) payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; (k) expenses of preparing share certificates; (l) expenses in connection with the issuance, offering, distribution, sale, redemption or repurchase of securities issued by the Fund; (m) expenses relating to investor and public relations provided by parties other than Calamos; (n) expenses and fees of registering or qualifying shares of beneficial interest of the Fund for sale; (o) interest charges, bond premiums and other insurance expenses; (p) freight, insurance and other charges in connection with the shipment of the Fund’s portfolio securities; (q) the compensation and all expenses (specifically including travel expenses relating to Fund business) of Trustees, officers and employees of the Fund who are not affiliated persons of Calamos; (r) brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; (s) expenses of printing and distributing reports, notices and dividends to shareholders; (t) expenses of preparing and setting in type, printing and mailing prospectuses and statements of additional information of the Fund and supplements thereto; (u) costs of stationery; (v) any litigation expenses; (w) indemnification of Trustees and officers of the Fund; (x) costs of shareholders’ and other meetings; (y) interest on borrowed money, if any; and (z) the fees and other expenses of listing the Fund’s shares on the NASOAQ or any other national stock exchange.

For the fiscal years ended October 31, 2011, October 31, 2012 and October 31, 2013 the Fund incurred $8,439,812, $8,901,657 and $9,431,051, respectively, in advisory fees.

The investment management agreement had an initial term ending August 1, 2003 and continues in effect from year to year thereafter so long as such continuation is approved at least annually by (1) the Board of Trustees or the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and (2) a majority of the Trustees who are not interested persons of any party to the investment management agreement, cast in person at a meeting called for the purpose of voting on such approval. The investment management agreement may be terminated at any time, without penalty, by either the Fund or Calamos upon 60 days’ written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.

Calamos Advisors is an indirect subsidiary of Calamos Asset Management, Inc., whose voting shares are majority-owned by Calamos Family Partners, Inc., which is controlled by John P. Calamos, Sr. and the Calamos family. John P. Calamos, Sr. is an affiliated person of the Funds and their advisor by virtue of his position as Trustee and President and CEO of the Trust and Chairman, CEO and Global Co-Chief Investment Officer of Calamos Advisors. Gary D. Black, Nimish S. Bhatt, Robert F. Behan, Curtis Holloway and J. Christopher Jackson are affiliated persons of the Funds and their advisor by virtue of their positions as Vice President; Vice President and Chief Financial Officer; Vice President; Treasurer; and Vice President and Secretary of the Trust; respectively, and as Executive Vice President and Global Co-Chief Investment Officer; Senior Vice President and Chief Financial Officer; Executive Vice President, Head of Global Distribution; Vice President, Fund Administration; and Senior Vice President, General Counsel and Secretary of Calamos Advisors, respectively.

A discussion regarding the basis for the Board of Trustees’ decision to approve the renewal of the Investment Management Agreement is available in the Fund’s Annual Report to shareholders for the fiscal year ended October 31, 2013.

The use of the name “Calamos” in the name of the Fund is pursuant to licenses granted by Calamos, and the Fund has agreed to change its name to remove that reference if Calamos ceases to act as investment adviser to the Fund.

Portfolio Managers

Calamos Advisors employs a team approach to portfolio management, led by the Global Co-Chief Investment Officers (“Global Co-CIOs”) and comprised generally of the Global Co-CIOs and Co-Portfolio Managers. The Global Co-CIOs and Co-Portfolio Managers are supported by and lead a team of investment professionals whose valuable contributions create a synergy of expertise that can be applied across many different investment strategies. Co-Portfolio Managers are supported by a team of sector analysts making recommendations based upon rigorous fundamental research.

CALAMOS ADVISORS has an Investment Committee (“Investment Committee”) that performs the following functions:

•	Establishment of top-down global macroeconomic views

•	Discussion of sector, thematic and geographic positioning across strategies

•	Oversight of risk management across strategies

•	Monitoring and evaluation of investment performance

•	Evaluation and recommendation of enhancements to the investment process

The Investment Committee operates as a team and consists of our Global Co-CIOs, who will lead the Committee, and a select group of senior investment professionals. Other members of the investment team will also participate in Committee meetings in connection with specific investment related issues or topics as deemed appropriate. Membership of the Investment Committee may be modified to ensure we adapt to dynamic economic, capital market and investment environments as well as incorporate diverse views into our investment process.

John P. Calamos, Sr. and Gary D. Black, Global Co-CIOs of CALAMOS ADVISORS, generally focus on firm-wide risk management and the top-down approach of diversification by country and industry sector and macro-level investment themes. As Global Co-CIOs, Messrs. John P. Calamos, Sr. and Gary D. Black direct the team’s focus on the macro themes upon which the portfolio’s strategy is based. The team, as a whole, implements the investment strategies, under the general direction and supervision of the Global Co-CIOs and the Co-Portfolio Managers. John P. Calamos, Sr. and Gary D. Black, are responsible for the day-to-day management of the team, bottom-up research efforts and strategy implementation. Nick Niziolek, Jon Vacko, Dennis Cogan, John Hillenbrand, Jeremy Hughes, Steve Klouda, Christopher Langs, and Eli Pars are each Co-Portfolio Managers. The Global Co-CIOs and Co-Portfolio Managers are referred to collectively as “Team Leaders.”

For over 20 years, the Calamos portfolio management team has managed money for their clients in convertible, high yield and global strategies. Furthermore, Calamos has extensive experience investing in foreign markets through its convertible securities and high yield securities strategies. Such experience has included investments in established as well as emerging foreign markets. The Fund’s statement of additional information provides additional information about the Team Leaders, including other accounts they manage, their ownership in the Calamos Family of Funds and their compensation.

The Team Leaders also have responsibility for the day-to-day management of accounts other than the Fund. Information regarding these other accounts is set forth below:

	REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
	ACCOUNTS	ASSETS	ACCOUNTS	ASSETS	ACCOUNTS	ASSETS
John P. Calamos Sr.	25	21,948,608,473	9	1,515,303,502	2,014	3,429,331,234
Gary D. Black	25	21,948,608,473	10	1,544,295,915	2,014	3,429,331,234
John Hillenbrand	20	18,478,813,675	9	1,515,303,502	2,014	3,429,331,234
Steve Klouda	20	18,478,813,675	9	1,515,303,502	2,014	3,429,331,234
Jon Vacko	18	18,045,911,858	8	1,503,271,030	2,014	3,429,331,234
Dennis Cogan	18	18,045,911,858	8	1,503,271,030	2,014	3,429,331,234
Nick Niziolek	18	18,045,911,858	8	1,503,271,030	2,014	3,429,331,234
Eli Pars	10	11,520,058,232	1	130,334,094	2,014	3,429,331,234
Jeremy Hughes	7	6,599,296,612	1	12,032,472	0	—
Christopher Langs	7	6,599,296,612	1	12,032,472	0	—

	NUMBER OF ACCOUNTS AND ASSETS FOR WHICH ADVISORY FEE IS PERFORMANCE BASED AS OF OCTOBER 31, 2013
	REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
	ACCOUNTS	ASSETS	ACCOUNTS	ASSETS	ACCOUNTS	ASSETS
John P. Calamos Sr.	3	1,354,547,241	0	—	0	—
Gary D. Black	3	1,354,547,241	1	28,992,412	0	—
John Hillenbrand	3	1,354,547,241	0	—	0	—
Steve Klouda	3	1,354,547,241	0	—	0	—
Jon Vacko	3	1,354,547,241	0	—	0	—
Dennis Cogan	3	1,354,547,241	0	—	0	—
Nick Niziolek	3	1,354,547,241	0	—	0	—
Eli Pars	0	—	0	—	0	—
Jeremy Hughes	0	—	0	—	0	—
Christopher Langs	0	—	0	—	0	—

*	Each Team Leader may invest for his own benefit in securities held in brokerage and mutual fund accounts. The information shown in the table does not include information about those accounts where the Team Leader or members of his family have beneficial or pecuniary interest because no advisory relationship exists with Calamos or any of its affiliates.

The Fund’s Team Leaders are responsible for managing both the Fund and other accounts, including separate accounts and funds not required to be registered under the 1940 Act.

Other than potential conflicts between investment strategies, the side-by-side management of both the Fund and other accounts may raise potential conflicts of interest due to the interest held by Calamos in an account and certain trading practices used by the portfolio managers (e.g., cross-trades between the Fund and another account and allocation aggregated trades). Calamos has developed policies and procedures reasonably designed to mitigate those conflicts. For example, Calamos will only place cross-trades in securities held by the Fund in accordance with the rules promulgated under the 1940 Act and has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

The allocation methodology employed by Calamos varies depending on the type of securities sought to be bought or sold and the type of client or group of clients. Generally, however, orders are placed first for those clients that have given Calamos brokerage discretion (including the ability to step out a portion of trades), and then to clients that have directed Calamos to execute trades through a specific broker. However, if the directed broker allows Calamos to execute with other brokerage firms, which then book the transaction directly with the directed broker, the order will be placed as if the client had given Calamos full brokerage discretion. Calamos and its affiliates frequently use a “rotational” method of placing and aggregating client orders and will build and fill a position for a designated client or group of clients before placing orders for other clients. A client account may not receive an allocation of an order if: (a) the client would receive an unmarketable amount of securities based on account size; (b) the client has precluded Calamos from using the particular broker; (c) the cash balance in the client account will be insufficient to pay for the securities allocated to it at settlement; (d) current portfolio attributes make an allocation inappropriate; or (e) account specific guidelines, objectives and other account specific factors make an allocation inappropriate. Allocation methodology may be modified when strict adherence to the usual allocation is impractical or leads to inefficient or undesirable results. Calamos head trader must approve each instance in which the usual allocation methodology is not followed and provide a reasonable basis for such instances and all modifications must be reported in writing to the Director of Compliance on a monthly basis.

The Team Leaders advise certain accounts under a performance fee arrangement. A performance fee arrangement may create an incentive for a Team Leader to make investments that are riskier or more speculative than would be the case in the absence of performance fees. A performance fee arrangement may result in increased compensation to the Team Leaders from such accounts due to under-realized appreciation as well as realized gains in the client’s account.

As of December 31, 2013, John P. Calamos, Sr. and Gary D. Black, our Global Co-CIOs, as well as John P. Calamos, Jr., receive all of their compensation from Calamos Advisors. Each has entered into an employment agreement that provides for compensation in the form of an annual base salary and a target bonus, both components payable in cash. Their target bonus is set as a percentage of the respective base salary. Similarly, there is a target for Long-Term Incentive (“LTI”) awards and that target is also set at a percentage of the respective base salaries.

As of December 31, 2013, Nick Niziolek, Jon Vacko, Dennis Cogan, John Hillenbrand, Jeremy Hughes, Steve Klouda, Christopher Langs and Eli Pars receive all of their compensation from Calamos Advisors. They each receive compensation in the form of an annual base salary, a discretionary bonus (payable in cash) and LTI awards. Each of these individuals has a bonus range of opportunity which is expressed as a percentage of base salary. Each of these individuals is also eligible for discretionary LTI awards based on individual and collective performance, however these awards are not guaranteed from year to year. LTI awards consist of restricted stock units or a combination of restricted stock units and stock options.

The amounts paid to all Team Leaders and the criteria utilized to determine the amounts are benchmarked against industry specific data provided by third party analytical agencies. The Team Leaders’ compensation structure does not differentiate between the Funds and other accounts managed by the Team Leaders, and is determined on an overall basis, taking into consideration annually the performance of the various strategies managed by the Team Leaders. Portfolio performance, as measured by risk-adjusted portfolio performance, is utilized to determine the target bonus, as well as overall performance of Calamos Advisors. All Team Leaders are eligible to receive annual equity awards in shares of Calamos Asset Management, Inc. under an incentive compensation plan.

Historically, the annual equity awards granted under the incentive compensation plan have been comprised of stock options and restricted stock units which vest over periods of time. Unless terminated early, the stock options have a ten-year term. Grants of restricted stock units and stock options must generally be approved by the Compensation Committee of the Board of Directors of Calamos Asset Management, Inc.

The compensation structure described above is also impacted by additional corporate objectives set by the Board of Directors of Calamos Asset Management, Inc., which for 2013 included investment performance, as measured annually by risk-adjusted performance of the investment strategies managed by Calamos Advisors over a blended short- and long-term measurement period; distribution effectiveness, as measured by redemption rates and net sales in products that are open to new investors; and financial performance, as measured by operating earnings and margin.

At October 31, 2013, each portfolio manager beneficially owned (as determined pursuant to Rule 16a-1a(a)(2) under the Exchange Act) shares of the Fund having value within the indicated dollar ranges.

Portfolio Manager	Registrant
John P. Calamos Sr.	$100,001-$500,000
Gary D. Black	None
Nick Niziolek	None
Jon Vacko	$1-$10,000
Dennis Cogan	None
John Hillenbrand	None
Jeremy Hughes	None
Steve Klouda	None
Christopher Langs	None
Eli Pars	None

Fund Accountant

Under the arrangements with State Street Bank and Trust Company (“State Street”) to provide fund accounting services, State Street provides certain administrative and accounting services including providing daily reconciliation of cash, trades and positions; maintaining general ledger and capital stock accounts; preparing daily trial balance; calculating net asset value; providing selected general ledger reports; preferred share compliance; calculating total returns; preparing financial statements; and providing monthly distribution analysis to the Fund and such other funds advised by Calamos that may be part of those arrangements (the Fund and such other funds are collectively referred to as the “Calamos Funds”). For the services rendered to the Calamos Funds, State Street receives fees based on the combined managed assets of the Calamos Funds (“Combined Assets”). State Street receives a fee at the annual rate of 0.005% for the first $20.0 billion of Combined Assets, 0.004% for the next $10.0 billion of Combined Assets and 0.003% for the Combined Assets in excess of $30.0 billion. Each fund of the Calamos Funds pays its pro-rata share of the fees payable to State Street described below based on relative managed assets of each fund.

Pursuant to an agreement between the Calamos Funds and Calamos, Calamos is obligated to provide the following financial accounting services to the Calamos Funds: management of expenses and expense payment processing; monitor the calculation of expense accrual amounts for any fund and make any necessary modifications; coordinate any expense reimbursement calculations and payment; calculate yields on the funds in accordance with rules and regulations of the SEC; calculate net investment income dividends and capital gains distributions; calculate, track and report tax adjustments on all assets of each fund, including but not limited to contingent debt and preferred trust obligations; prepare excise tax and fiscal year distributions schedules; prepare tax information required for financial statement footnotes; prepare state and federal income tax returns; prepare specialized calculations of amortization on convertible securities; prepare year-end dividend disclosure information; calculate trustee deferred compensation plan accruals and valuations;

and prepare Form 1099 information statements for Board members and service providers. For providing those financial accounting services, Calamos will receive a fee payable monthly at the annual rate of 0.0175% on the first $1 billion of the average daily net assets of the Calamos Funds; 0.0150% on the next $1 billion of the average daily net assets of the Calamos Funds; and 0.0110% on the average daily net assets of the Calamos Funds above $2 billion (“financial accounting service fee”). Each fund of the Calamos Funds will pay its pro-rata share of the financial accounting service fee payable to Calamos based on relative managed assets of each fund.

CERTAIN SHAREHOLDERS

At September 30, 2014, the following persons were known to own beneficially or of record more than 5% of the outstanding securities of the Fund:

Class of Shares	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
Common

	Bank of New York Mellon Attn: Jennifer May 525 William Penn Place Suite 153-0400 Pittsburgh, PA 15259	9,843,005	14.25%

	Merrill Lynch Pierce Fenner & Smith Attn: Earl Weeks 4804 Deer Lake Dr. E. Jacksonville, FL 32246	9,017,115	13.05%

	Morgan Stanley Smith Barney LLC Attn: David Safran 2000 Westchester Avenue Purchase, NY 10577	6,635,691	9.60%

	National Financial Services LLC Attn: Sean Cole 499 Washington Blvd. Jersey City, NJ 07310	5,820,655	8.42%

	First Clearing LLC Attn: Matt Buettner 2801 Market Street H0006-09B St. Louis, MO 63103	4,558,003	6.60%

	Charles Schwab & Co., Inc. Attn: Mimi O’Sullivan 2423 E. Lincoln Drive Phoenix, AZ 85016-1215	4,430,112	6.41%

	Pershing LLC Attn: Joseph Lavara 1 Pershing Plaza Jersey City, NY 07399	4,300,001	6.22%

	UBS Financial Services Inc. Attn: Jane Flood 1200 Harbor Blvd Weehawken, NJ 07086	3,690,872	5.34%

At September 30, 2014, the trustees and officers as a group owned less than one percent of the Fund’s outstanding common shares.

PORTFOLIO TRANSACTIONS

        Portfolio transactions on behalf of the Fund effected on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

        In executing portfolio transactions, Calamos uses its best efforts to obtain for the Fund the most favorable combination of price and execution available. In seeking the most favorable combination of price and execution, Calamos considers all factors it deems relevant, including price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transaction taking into account market prices and trends, the execution capability of the broker-dealer and the quality of service rendered by the broker-dealer in other transactions.

The Trustees have determined that portfolio transactions for the Fund may be executed through CFS, an affiliate of Calamos, if, in the judgment of Calamos, the use of CFS is likely to result in prices and execution at least as favorable to the Funds as those available from other qualified brokers and if, in such transactions, CFS charges the Fund commission rates consistent with those charged by CFS to comparable unaffiliated customers in similar transactions. The Board of Trustees, including a majority of the Trustees who are not “interested” trustees, has adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to CFS are consistent with the foregoing standard. The Fund will not effect principal transactions with CFS.

In allocating the Fund’s portfolio brokerage transactions to unaffiliated broker-dealers, Calamos may take into consideration the research, analytical, statistical and other information and services provided by the broker-dealer, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm’s analysts for consultation. Although Calamos believes these services have substantial value, they are considered supplemental to Calamos’ own efforts in the performance of its duties under the management agreement.

Calamos does not guarantee any broker the placement of a predetermined amount of securities transactions in return for the research or brokerage services it provides. Calamos does, however, have internal procedures for allocating transactions in a manner consistent with its execution policies to brokers that it has identified as providing research, research-related products or services, or execution-related services of a particular benefit to its clients. Calamos has entered into client commission agreements (“CCAs”) with certain broker-dealers under which the broker-dealers may use a portion of their commissions to pay third parties or other broker-dealers that provide Calamos with research or brokerage services, as permitted under Section 28(e) of the Exchange Act. CCAs allow Calamos to direct broker-dealers to pool commissions that are generated from orders executed at that broker-dealer, and then periodically direct the broker-dealer to pay third parties or other broker-dealers for research or brokerage services. All uses of CCAs by Calamos are subject to applicable law and their best execution obligations. Brokerage and research products and services furnished by brokers may be used in servicing any or all of the clients of Calamos and such research may not necessarily be used by Calamos in connection with the accounts which paid commissions to the broker providing such brokerage and research products and services. As permitted by Section 28(e) of the 1934 Act, Calamos may cause the Fund to pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a securities transaction for the Fund in excess of the commission that another broker-dealer would have charged for effecting that transaction if the amount is believed by Calamos to be reasonable in relation to the value of the overall quality of the brokerage and research services provided. Other clients of Calamos may indirectly benefit from the provision of these services to Calamos, and the Fund may indirectly benefit from services provided to Calamos as a result of transactions for other clients.

The Fund paid $0, $0, and $0 in aggregate brokerage commissions for the fiscal years ended October 31, 2013, October 31, 2012, and October 31, 2011, including $0, $0, and $0 to CFS, which represented 0%, 0% and 0% of the Fund’s aggregate brokerage fees paid for the respective fiscal year, and 0%, 0%, and 0% of the Fund’s aggregate dollar amount of transactions involving brokerage commissions for the respective fiscal year.

Portfolio Turnover

Our annual portfolio turnover rate may vary greatly from year to year. Although we cannot accurately predict our annual portfolio turnover rate, it is not expected to exceed 100% under normal circumstances. For the fiscal years ended October 31, 2012 and October 31, 2013 the portfolio turnover rate was 56%, and 62% respectively. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for us. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by us. High portfolio turnover also may result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. See “Certain Federal Income Tax Matters.”

NET ASSET VALUE

Net asset value per share is determined as of the close of regular session trading on the NYSE (usually 4:00 p.m., Eastern time), on the last business day in each week. Net asset value is calculated by dividing the value of all of the securities and other assets of the Fund, less its liabilities (including accrued expenses and indebtedness) and the aggregate liquidation value of any outstanding preferred shares, by the total number of common shares outstanding. Currently, the net asset values of shares of publicly traded closed-end investment companies investing in debt securities are published in Barron’s, the Monday edition of The Wall Street Journal and the Monday and Saturday editions of The New York Times.

The valuation of the Fund’s portfolio securities is in accordance with policies and procedures adopted by and under the ultimate supervision of the Board of Trustees. Securities for which market quotations are readily available will be valued using the market value of those securities. Securities for which market quotations are not readily available will be fair valued in accordance with policies and procedures adopted by and under the ultimate supervision of the Board of Trustees. The method by which a security may be fair valued will depend on the type of security and the circumstances under which the security is being fair valued.

Portfolio securities that are traded on U.S. securities exchanges, except option securities, are valued at the last current reported sales price at the time the Fund determines its NAV. Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Fund determines its NAV.

When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations in accordance with guidelines adopted by the Board of Trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the Board of Trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the Board of Trustees.

Fixed income securities are generally traded in the over-the-counter market and are valued by independent pricing services or by dealers who make markets in such securities. Valuations of fixed income securities consider yield or price of bonds of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the NYSE is open. Each security trading on these exchanges or over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the Board of Trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

        If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the Board of Trustees, following the guidelines and/or procedures adopted by the Board of Trustees.

The Fund also may use fair value pricing, pursuant to guidelines adopted by the Board of Trustees and under the ultimate supervision of the Board of Trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the Board of Trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by the Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

REPURCHASE OF COMMON SHARES

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund’s common shares trade in the open market at a price that is a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund’s Board of Trustees may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company. The Board of Trustees may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

Notwithstanding the foregoing, at any time when the Fund’s preferred shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accumulated preferred shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund’s portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of the outstanding preferred shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

Subject to its investment restrictions, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Fund’s Board of Trustees would have to comply with the 1934 Act, the 1940 Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from net asset value will be made by the Board of Trustees at the time it considers such issue, it is not currently anticipated that the Board of Trustees would authorize repurchases of common shares or a tender offer for such shares if: (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the NASDAQ, or (b) impair the Fund’s status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund’s income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objective and policies in order to repurchase shares; or (3) there is, in the board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the NASDAQ, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or New York banks, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased.

The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Fund’s shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund’s shares may be the subject of repurchase or tender offers from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Fund of its common shares will decrease the Fund’s total managed assets which would likely have the effect of increasing the Fund’s expense ratio. Any purchase by the

Fund of its common shares at a time when preferred shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

Before deciding whether to take any action if the common shares trade below net asset value, the Fund’s Board of Trustees would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

CERTAIN FEDERAL INCOME TAX MATTERS

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder that acquires, holds and/or disposes of the Fund’s securities. This discussion only addresses certain U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, financial institutions, regulated investment companies, insurance companies, brokers and dealers in securities or foreign currencies, certain securities traders, foreign holders, persons who hold their shares as or in a hedge against currency risk, a constructive sale, or conversion transaction, holders who are subject to the alternative minimum tax, or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this Statement of Additional Information, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (“IRS”) retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. INVESTORS ARE URGED TO CONSULT THEIR OWN TAX ADVISERS TO DETERMINE THE SPECIFIC TAX CONSEQUENCES TO THEM OF INVESTING IN THE FUND, INCLUDING THE APPLICABLE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES TO THEM AND THE EFFECT OF POSSIBLE CHANGES IN TAX LAWS.

Federal Income Taxation of the Fund

The Fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” under Subchapter M of the Code, so that it will not pay U.S. federal income tax on investment company taxable income (determined without regard to the deduction for dividends paid) and net capital gains timely distributed to shareholders. If the Fund qualifies as a regulated investment company and distributes to its shareholders at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, less certain deductible expenses) without regard to the deduction for dividends paid and (ii) the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if the Fund retains any investment company taxable income or “net capital gain” (i.e., the excess of net long-term capital gain over the sum of net short-term capital loss and any capital loss carryforward), it will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The Fund intends to distribute at least annually, all or substantially all of its investment company taxable income, net tax-exempt interest, if any, and net capital gain.

If for any taxable year the Fund did not qualify as a regulated investment company for U.S. federal income tax purposes, it would be treated in the same manner as a regular corporation subject to U.S. federal income tax and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would generally constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate shareholders under Section 243 of the Code, and noncorporate shareholders of the Fund would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of federal income taxation under Section 1(h)(11) of the Code, as described below.

Under the Code, the Fund will be subject to a nondeductible 4% federal excise tax on its undistributed ordinary income for a calendar year and its capital gains for the one-year period generally ending on October 31 of such calendar year if it fails to meet certain distribution requirements with respect to that year. The Fund intends to make distributions in a timely manner and in an amount sufficient to avoid such tax and accordingly does not expect to be subject to this excise tax.

In order to qualify as a regulated investment company under Subchapter M of the Code, the Fund must, among other things, derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income derived from interests in certain publicly traded partnerships that derive less than 90% of their gross income from the items described in (i) above (each, a “Qualified Publicly Traded Partnership”) (the “90% income test”). For purposes of the 90% income test, the character of income earned by certain entities in which the Fund invests that are not treated as corporations for U.S. federal income tax purposes will generally pass through to the Fund. Consequently, the Fund may be required to limit its equity investments in certain such entities.

In addition to the 90% income test, the Fund must also diversify its holdings (the “asset test”) so that, at the end of each quarter of its taxable year (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or of two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses or in the securities of one or more Qualified Publicly Traded Partnerships.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders.

If the Fund acquires any equity interest (generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments held for the production of such passive income (“passive foreign investment companies”), the Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or on gain from the sale of equity interests in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. These investments could also result in the treatment as ordinary income of associated gains on a sale of the investment. The Fund would not be able to pass through to its shareholders any credit or deduction for such tax. Tax elections may generally be available that would ameliorate these adverse tax consequences, but any such election could require the Fund to recognize taxable income or gain (which would be subject to the distribution requirements described above) without the concurrent receipt of cash. The Fund may limit and/or manage its holdings in passive foreign investment companies to limit its U.S. federal income tax liability or maximize its return from these investments.

If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its investment company taxable income, including such accrued income, to shareholders to avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

The Fund may acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless the Fund elects to include the market discount in income as it accrues as discussed above. Such market discount will not constitute qualified dividend income.

The Fund may invest to a significant extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. The U.S. federal income tax laws are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise taxes.

The Fund may engage in various transactions utilizing options, futures contracts, forward contracts, hedge instruments, straddles, swaps and other similar transactions. Such transactions may be subject to special provisions of the Code that, among other things, affect the character of any income realized by the Fund from such investments, accelerate recognition of income to the Fund, defer Fund losses, affect the holding period of the Fund’s securities, affect whether distributions will be eligible for the dividends received deduction or be treated as qualified dividend income and affect the determination of whether capital gain and loss is characterized as long-term or short-term capital gain or loss. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions may also require the Fund to “mark-to-market” certain types of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. federal income and excise taxes. The Fund will monitor its transactions and will make the appropriate entries in its books and records when it acquires an option, futures contract, forward contract, hedge instrument, swap or other similar investment, and if the Fund deems it advisable, will make appropriate elections in order to mitigate the effect of these rules, prevent disqualification of the Fund as a regulated investment company and minimize the imposition of U.S. federal income and excise taxes.

The Fund’s transactions in broad based equity index futures contracts, exchange traded options on such indices and certain other futures contracts are generally considered “Section 1256 contracts” for federal income tax purposes. Any unrealized gains or losses on such Section 1256 contracts are treated as though they were realized at the end of each taxable year. The resulting gain or loss is treated as sixty percent long-term capital gain or loss and forty percent short-term capital gain or loss. Gain or loss recognized on actual sales of Section 1256 contracts is treated in the same manner. As noted below, distributions of net short-term capital gain are taxable to shareholders as ordinary income while distributions of net long-term capital gain are taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held shares of the Fund.

The Fund’s entry into a short sale transaction, an option or certain other contracts could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.

The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”). Under a notice issued by the IRS, a portion of the Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to federal income tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Fund does not intend to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs.

The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Fund does not expect to satisfy the requirements for passing through to its shareholders their pro rata shares of qualified foreign taxes paid by the Fund, with the result that shareholders will not be required to include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own federal income tax returns.

Common Shares and Preferred Shares

Common Share Distributions. Unless a shareholder is ineligible to participate or elects otherwise, all distributions on common shares will be automatically reinvested in additional common shares of the Fund pursuant to the Automatic Dividend Reinvestment Plan (the “Dividend Reinvestment Plan”). For U.S. federal income tax purposes, dividends are generally taxable whether a shareholder takes them in cash or they are reinvested pursuant to the Dividend Reinvestment Plan in additional shares of the Fund.

Distributions of investment company taxable income (determined without regard to the deduction for dividends paid), which includes dividends, taxable interest, net short-term capital gain in excess of net long-term capital loss and certain net foreign exchange gains, are, except as discussed below, taxable as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. A portion of such dividends may qualify for the dividends received deduction available to corporations under Section 243 of the Code and the reduced rate of taxation under Section 1(h)(11) of the Code that applies to qualified dividend income received by noncorporate shareholders. Qualified dividend income received by noncorporate shareholders is taxed at rates equivalent to long-term capital gain tax rates, which currently reach a maximum of 20%. Qualified dividend income generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria, although dividends paid by REITs will not generally be eligible for treatment as qualified dividend income. The Fund generally can pass the tax treatment of qualified dividend income it receives through to Fund shareholders. For the Fund to receive qualified dividend income, the Fund must meet certain holding period and other requirements with respect to the stock on which the otherwise qualified dividend is paid. In addition, the Fund cannot be obligated to make payments (pursuant to a short sale or otherwise) with respect to substantially similar or related property. The same provisions, including the holding period requirements, apply to each shareholder’s investment in the Fund for the dividends received by the shareholder to be eligible for such treatment. Ordinary income of noncorporate tax payers is taxed at a maximum rate of 39.6%. Distributions of net capital gain, if any, are taxable as long term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits, if any, will be treated by a shareholder as a tax-free return of capital which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from the sale or exchange of shares. The U.S. federal income tax status of all distributions will be reported to the shareholders annually.

If the Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income, as long-term capital gain, their proportionate share of such undistributed amount, and (ii) will be entitled to credit their proportionate share of the federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the federal income tax deemed paid by the shareholder.

If a shareholder’s distributions are automatically reinvested pursuant to the Dividend Reinvestment Plan and the plan agent invests the distribution in shares acquired on behalf of the shareholder in open-market purchases, for U.S. federal income tax purposes, the shareholder will be treated as having received a taxable distribution in the amount of the cash dividend that the shareholder would have received if the shareholder had elected to receive cash. If a shareholder’s distributions are automatically reinvested pursuant to the Dividend Reinvestment Plan and the plan agent invests the distribution in newly issued shares of the Fund, the shareholder will be treated as receiving a taxable distribution equal to the fair market value of the shares the shareholder receives.

At the time of an investor’s purchase of the Fund’s shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares and the distributions economically represent a return of a portion of the investment.

Any dividend declared by the Fund in October, November or December with a record date in such a month and paid during the following January will be treated for U.S. federal income tax purposes as paid by the Fund and received by shareholders on December 31 of the calendar year in which it is declared.

Preferred Share Distributions. Under present law and based in part on the fact that there is no express or implied agreement between or among a broker-dealer or any other party, and the Fund or any owners of preferred shares, that the broker-dealer or any other party will guarantee or otherwise arrange to ensure that an owner of preferred shares will be able to sell his or her shares, it is anticipated that the preferred shares will constitute stock of the Fund for federal income tax purposes, and thus distributions with respect to the preferred shares (other than distributions in redemption of the preferred shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of the Fund’s current or accumulated earnings and profits, as calculated for U.S. federal income tax purposes. Except in the case of net capital gain distributions, such dividends generally will be taxable at ordinary income tax rates to holders of preferred shares but may qualify for the dividends received deduction available to corporate shareholders under Section 243 of the Code and the reduced rates of federal income taxation that apply to qualified dividend income received by noncorporate shareholders under Section 1(h)(11) of the Code. Distributions reported by the Fund as net capital gain distributions will be taxable as long-term capital gain regardless of the length of time a shareholder has held shares of the Fund. Please see the discussion above on qualified dividend income, dividends received deductions and net capital gain.

The character of the Fund’s income will not affect the amount of dividends to which the holders of preferred shares are entitled to receive. Holders of preferred shares are entitled to receive only the amount of dividends as determined by periodic auctions. For U.S. federal income tax purposes, however, the IRS requires that a regulated investment company that has two or more classes of shares allocate to each such class proportionate amounts of each type of its income (such as ordinary income and net capital gain) for each tax year. Accordingly, the Fund intends to report distributions made with respect to the common shares and preferred shares as consisting of particular types of income (e.g., net capital gain and ordinary income), in accordance with each class’ proportionate share of the total dividends paid to both classes. Thus, each year the Fund will report dividends qualifying for the corporate dividends received deduction, qualified dividend income, ordinary income and net capital gains in a manner that allocates such income between the preferred shares and common shares in proportion to the total dividends made to each class with respect to such taxable year, or otherwise as required by applicable law. In addition, solely for the purpose of satisfying the 90% distribution requirement and the distribution requirement for avoiding income taxes, certain distributions made after the close of a taxable year of the Fund may be “spilled back” and treated as paid during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made. The IRS has ruled privately that dividends paid following the close of the taxable year that are treated for federal income tax purposes as derived from income from the prior year will be treated as dividends “paid” in the prior year for purposes of determining the proportionate share of a particular type of income for each class. Accordingly, the Fund intends to treat any such dividends that are paid following the close of a taxable year as “paid” in the prior year for purposes of determining a class’ proportionate share of a particular type of income. However, the private ruling is not binding on the IRS, and there can be no assurance that the IRS will respect such treatment. Each shareholder will be notified of the allocation within 60 days after the end of the year.

Although the Fund is required to distribute annually at least 90% of its investment company taxable income (determined without regard to the deduction for dividends paid), the Fund is not required to distribute net capital gains to the shareholders. The Fund may retain and reinvest such gains and pay federal income taxes on such gains (the “net undistributed capital gain”). Please see the discussion above on undistributed capital gains. However, it is unclear whether a portion of the net undistributed capital gain would have to be allocated to the preferred shares for U.S. federal income tax purposes. Until and unless the Fund receives acceptable guidance from the IRS or an opinion of counsel as to the allocation of the net undistributed capital gain between the common shares and the preferred shares, the Fund intends to distribute its net capital gain for any year during which it has preferred shares outstanding. Such distribution will affect the tax character but not the amount of dividends to which holders of preferred shares are entitled.

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December with a record date in such months, and paid in January of the following year, will be treated as having been distributed by the Fund and received by the shareholders on December 31 of the year in which the dividend was declared.

Earnings and profits are generally treated, for federal income tax purposes, as first being used to pay distributions on preferred shares, and then to the extent remaining, if any, to pay distributions on the common shares. Distributions in excess of current and accumulated earnings and profits of the Fund are treated first as return of capital to the extent of the shareholder’s basis in the shares and, after the adjusted basis is reduced to zero, will be treated as capital gain to a shareholder who holds such shares as a capital asset.

If the Fund utilizes leverage through borrowings, or otherwise, asset coverage limitations imposed by the 1940 Act as well as additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions potentially could limit or eliminate the Fund’s ability to make distributions on its common shares and/or preferred shares until the asset coverage is restored. These limitations could prevent the Fund from distributing at least 90% of its investment company taxable income as is required under the Code and therefore might jeopardize the Fund’s qualification as a regulated investment company and/or might subject the Fund to a nondeductible 4% federal excise tax. Upon any failure to meet the asset coverage requirements imposed by the 1940 Act, the Fund may, in its sole discretion and to the extent permitted under the 1940 Act, purchase or redeem preferred shares in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to meet the distribution requirements. There can be no assurance, however, that any such action would achieve these objectives. The Fund will endeavor to avoid restrictions on its ability to distribute dividends.

Sales of Fund Shares. Sales and other dispositions of the Fund’s shares are taxable events for shareholders that are subject to federal income tax. Selling shareholders will generally recognize gain or loss in an amount equal to the difference between the amount received for such shares and their adjusted tax basis in the shares sold. If such shares are held as a capital asset at the time of sale, the gain or loss will generally be a long-term capital gain or loss if the shares have been held for more than one year, if not held for such period, a short-term capital gain or loss. Similarly, a redemption (including a redemption by the Fund resulting from liquidation of the Fund), if any, of all of the shares (common and preferred) actually and constructively held by a shareholder generally will give rise to capital gain or loss under Section 302(b) of the Code if the shareholder does not own (and is not regarded under certain federal income tax law rules of constructive ownership as owning) any common or preferred shares of the Fund and provided that the redemption proceeds do not represent declared but unpaid dividends. Other redemptions may also give rise to capital gain or loss, if several conditions imposed by Section 302(b) of the Code are satisfied.

This ability to deduct capital losses may be limited.

Gain or loss will generally be long-term capital gain or loss if the shares disposed of were held for more than one year and will be short-term capital gain or loss if the shares disposed of were held for one year or less. Net long-term capital gain recognized by a noncorporate U.S. shareholder generally will be subject to federal income tax at a lower rate (currently a maximum rate of 20%) than net short-term capital gain or ordinary income (currently a maximum rate of 39.6%). For corporate holders, capital gain is generally taxed for federal income tax purposes at the same rate as ordinary income, that is, currently at a maximum rate of 35%. A holder’s ability to deduct capital losses may be limited.

Any loss realized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Losses on sales or other dispositions of shares may be disallowed under “wash sale” rules in the event of other investments in the Fund (including those made pursuant to reinvestment of dividends) or other substantially identical stock or securities within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal income tax basis of the shares acquired. Shareholders should consult their own tax advisors regarding their individual circumstances to determine whether any particular transaction in the Fund’s shares is properly treated as a sale for U.S. federal income tax purposes and the tax treatment of any gains or losses recognized in such transactions.

Federal Income Tax Withholding. Federal law requires that the Fund withhold, as “backup withholding,” 28% of reportable payments, including dividends, capital gain distributions and the proceeds of sales or other dispositions of the Fund’s shares paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders must certify on their account applications, or on a separate IRS Form W-9, that the social security number or other taxpayer identification number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable.

Other Matters. Treasury regulations provide that if a shareholder recognizes a loss with respect to shares of $2 million or more in a single taxable year (or $4 million or more in any combination of taxable years) for a shareholder who is an individual, S corporation or trust or $10 million or more for a corporate shareholder in any single taxable year (or $20 million or more in any combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

The description of certain federal income tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons (i.e., U.S. citizens or resident aliens or U.S. corporations, partnerships, trusts or estates who are subject to U.S. federal income tax on a net income basis). Investors other than U.S. persons, including non-resident alien individuals, may be subject to different U.S. federal income tax treatment. With respect to such persons, the Fund must generally withhold U.S. federal withholding tax at the rate of 30% (or, if the Fund receives certain certifications from such non-U.S. shareholder, such lower rate as prescribed by an applicable tax treaty) on amounts treated as ordinary dividends from the Fund. For taxable years beginning before January 1, 2014, the Fund is not required to withhold tax on any amounts paid to a non-U.S. person with respect to dividends attributable to “qualified short-term gain” (i.e., the excess of net short-term capital gain over net long-term capital loss) reported as such by the Fund and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly reported by the Fund. In addition, under legislation commonly known as the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax may apply to certain payments to non-U.S. shareholders that fail to meet certain certification or information reporting requirements. SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS ON THESE MATTERS AND ON ANY SPECIFIC QUESTION OF U.S. FEDERAL, STATE, LOCAL, FOREIGN AND OTHER APPLICABLE TAX LAWS BEFORE MAKING AN INVESTMENT IN THE FUND.

Debt Securities

Under present law, it is anticipated that our debt securities will constitute indebtedness for federal income tax purposes, which the discussion below assumes. We intend to treat all payments made with respect to the debt securities consistent with this characterization.

Payments or accruals of interest on debt securities generally will be taxable to holders as ordinary interest income at the time such interest is received (actually or constructively) or accrued, in accordance with the holder’s regular method of accounting for federal income tax purposes.

Initially, a holder’s tax basis in debt securities acquired generally will be equal to the cost to acquire such debt securities. This basis will increase by the amounts, if any, that the holder includes in income under the rules governing original issue discount and market discount, and will decrease by the amount of any amortized premium on such debt securities, as discussed below. When the holder sells or exchanges any of its debt securities, or if any of the debt securities are redeemed, the holder generally will recognize gain or loss equal to the difference between the amount realized on the transaction (less any accrued and unpaid interest, which will be subject to federal income tax as interest in the manner described above) and the tax basis in the debt securities relinquished.

Except as discussed below with respect to market discount, the gain or loss recognized on the sale, exchange or redemption of any debt securities generally will be capital gain or loss. Such gain or loss will generally be long-term capital gain or loss if the disposed debt securities were held for more than one year and will be short-term capital gain or loss if the disposed debt securities were held for one year or less. Net long-term capital gain recognized by a noncorporate U.S. holder generally will be subject to federal income tax at a lower rate (currently a maximum rate of 20%) than net short-term capital gain or ordinary income (currently a maximum rate of 39.6%). For corporate holders, capital gain is generally taxed for federal income tax purposes at the same rate as ordinary income, that is, currently at a maximum rate of 35%. A holder’s ability to deduct capital losses may be limited.

If a holder purchases debt securities at a cost greater than their stated principal amount, plus accrued interest, the holder will be considered to have purchased the debt securities at a premium, and generally may elect to amortize this premium as an offset to interest income, using a constant yield method, over the remaining term of the debt securities. If the holder makes the election to amortize the premium, it generally will apply to all debt instruments held at the beginning of the first taxable year to which the election applies, as well as any debt instruments that were subsequently acquired. In addition, the holder may not revoke the election without the consent of the IRS. If the holder elects to amortize the premium, it will be required to reduce its tax basis in the debt securities by the amount of the premium amortized during its holding period. If the holder does not elect to amortize premium, the amount of premium will be included in the holder’s tax basis in the debt securities. Therefore, if the holder does not elect to amortize the premium and holds the debt securities to maturity, the holder generally will be required to treat the premium as a capital loss when the debt securities are redeemed.

If you purchase debt securities at an original issue price that is less than their stated redemption price at maturity by at least the statutory de minimis amount, the debt securities will be treated as being issued with original issue discount (“OID”) for U.S. federal income tax purposes. The stated redemption price at maturity includes all payments on the debt securities other than qualified stated interest, which is generally interest that is unconditionally payable at least annually at a fixed or qualified floating rate. If the debt securities are issued with OID, you will be required to include such OID in gross income (as ordinary income) as it accrues over the term of the debt securities on a constant-yield basis, in advance of the receipt of cash attributable to that income and regardless of your regular method of accounting for U.S. federal income tax purposes.

If the holder purchases debt securities at a price that reflects a “market discount,” any principal payments on, or any gain that the holder realized on the disposition of, the debt securities generally will be treated as ordinary interest income to the extent of the market discount that accrued on the debt securities during the time such debt securities were held. “Market discount” is defined under the Code as, in general, the excess of the stated redemption price at maturity over the purchase price of the debt security, except that if the market discount is less than 0.25% of the stated redemption price at maturity multiplied by the number of complete years to maturity, the market discount is considered to be zero. In addition, the holder may be required to defer the deduction of all or a portion of any interest paid on any indebtedness incurred or continued to purchase or carry the debt securities that were acquired at a market discount. In general, market discount will be treated as accruing ratably over the term of the debt securities, or, at the election of the holder, under a constant yield method.

The holder may elect to include market discount in gross income currently as it accrues (on either a ratable or constant yield basis), in lieu of treating a portion of any gain realized on a sale of the debt securities as ordinary income. If the holder elects to include market discount on a current basis, the interest deduction deferral rule described above will not apply and the holder will increase its basis in the debt security by the amount of market discount included in gross income. If the holder does make such an election, it will apply to all market discount debt instruments acquired on or after the first day of the first taxable year to which the election applies. This election may not be revoked without the consent of the IRS.

Information Reporting and Backup Withholding. In general, information reporting requirements will apply to payments of principal, interest, and premium, if any, paid on debt securities and to the proceeds of the sale of debt securities paid to U.S. holders other than certain exempt recipients (such as certain corporations). Information reporting generally will apply to payments of interest on the debt securities to non-U.S. Holders (as defined below) and the amount of tax, if any, withheld with respect to such payments. Copies of the information returns reporting such interest payments and any withholding may also be made available to the tax authorities in the country in which the non-U.S. Holder resides under the provisions of an applicable income tax treaty. In addition, for non-U.S. Holders, information reporting will apply to the proceeds of the sale of debt securities within the United States or conducted through United States-related financial intermediaries unless the certification requirements described below have been complied with and the statement described below in “Taxation of Non-U.S. Holders” has been received (and the payor does not have actual knowledge or reason to know that the holder is a United States person) or the holder otherwise establishes an exemption.

We may be required to withhold, for U.S. federal income tax purposes, a portion of all payments (including redemption proceeds) payable to holders of debt securities who fail to provide us with their correct taxpayer identification number, who fail to make required certifications or who have been notified by the IRS that they are subject to backup withholding (or if we have been so notified). Certain corporate and other shareholders specified in the Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the holder’s U.S. federal income tax liability provided the appropriate information is furnished to the IRS. If a holder is a non-U.S. Holder, it may have to comply with certification procedures to establish its non-U.S. status in order to avoid backup withholding tax requirements. The certification procedures required to claim the exemption from withholding tax on interest income described below will satisfy these requirements.

Taxation of Non-U.S. Holders. If a holder is a non-resident alien individual or a foreign corporation (a “non-U.S. Holder”), the payment of interest on the debt securities generally will be considered “portfolio interest” and thus generally will be exempt from U.S. federal withholding tax. This exemption will apply to the holder provided that (1) interest paid on the debt securities is not effectively connected with the holder’s conduct of a trade or business in the United States, (2) the holder is not a bank whose receipt of interest on the debt securities is described in Section 881(c)(3)(A) of the Code, (3) the holder does not actually or constructively own 10 percent or more of the combined voting power of all classes of our stock entitled to vote, (4) the holder is not a controlled foreign corporation that is related, directly or indirectly, to us through stock ownership, and (5) the holder satisfies the certification requirements described below.

To satisfy the certification requirements, either (1) the holder of any debt securities must certify, under penalties of perjury, that such holder is a non-U.S. person and must provide such owner’s name, address and taxpayer identification number, if any, on IRS Form W-8BEN, or (2) a securities clearing organization, bank or other financial institution that holds customer securities in the ordinary course of its trade or business and holds the debt securities on behalf of the holder thereof must certify, under penalties of perjury, that it has received a valid and properly executed IRS Form W-8BEN from the beneficial holder and comply with certain other requirements. Special certification rules apply for debt securities held by a foreign partnership and other intermediaries.

Interest on debt securities received by a non-U.S. Holder that is not excluded from U.S. federal withholding tax under the portfolio interest exemption as described above generally will be subject to withholding at a 30% rate, except where (1) the interest is effectively connected with the conduct of a U.S. trade or business, in which case the interest will be subject to U.S. income tax on a net basis as applicable to U.S. holders generally or (2) a non-U.S. Holder can claim the benefits of an applicable income tax treaty to reduce or eliminate such withholding tax. To claim the benefit of an income tax treaty or to claim an exemption from withholding because the interest is effectively connected with a U.S. trade or business, a non-U.S. Holder must timely provide the appropriate, properly executed IRS forms. These forms may be required to be periodically updated. Also, a non-U.S. Holder who is claiming the benefits of an income tax treaty may be required to obtain a U.S. taxpayer identification number and to provide certain documentary evidence issued by foreign governmental authorities to prove residence in the foreign country.

Any capital gain that a non-U.S. Holder realizes on a sale, exchange or other disposition of debt securities generally will be exempt from U.S. federal income tax, including withholding tax. This exemption will not apply to a holder if their gain is effectively connected with the conduct of a trade or business in the U.S. or the holder is an individual holder and is present in the U.S. for a period or periods aggregating 183 days or more in the taxable year of the disposition and either the holder’s gain is attributable to an office or other fixed place of business that the holder maintain in the U.S. or the holder has a tax home in the United States.

Under FATCA, the Fund will be required to withhold 30% of the ordinary dividends and other distributions it pays after June 30, 2014, and certain capital gain dividends it pays after December 31, 2016, to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will occur with respect to a non-U.S. Holder who is an individual and satisfies the certification requirements described above. To avoid withholding under FATCA, a foreign financial institution generally must enter into an information sharing agreement with the IRS in which it agrees to report certain information with respect to its U.S. account holders, and a non-financial foreign entity may need to identify its U.S. owners. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of such agreement. Non-U.S. holders should consult their own tax advisers regarding the impact of these requirements on their investment in the Fund.

Medicare Tax on Certain Investment Income. Certain noncorporate taxpayers are subject to an additional tax of 3.8% with respect to the lesser of (1) their “net investment income” or (2) the excess of their “modified adjusted gross income” over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). For this purpose, “net investment income” includes interest, dividends (including dividends paid with respect to shares), annuities, royalties, rent, net gain attributable to the disposition of property not held in a trade or business (including net gain from the sale, exchange or other taxable disposition of shares) and certain other income, but will be reduced by any deductions properly allocable to such income or net gain.

CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

The Fund’s securities and cash are held under a custodian agreement with State Street Bank and Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts 02117-9130. The transfer agent, dividend disbursing agent and registrar for the Fund’s shares is Computershare Shareowner Services LLC, P.O. Box 358016, Pittsburgh, PA 15252-8016.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, 111 S. Wacker Drive, Chicago, IL 60606 serves as our independent registered public accounting firm. Deloitte & Touche LLP provides audit and audit-related services and consultation in connection with the review of our filing with the SEC.

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the securities offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The prospectus, prospectus supplement and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the securities offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus, prospectus supplement and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

ADDITIONAL INFORMATION CONCERNING THE AGREEMENT

AND DECLARATION OF TRUST

The Fund’s Agreement and Declaration of Trust provides that the Fund’s Trustees shall have the power to cause each shareholder to pay directly, in advance or arrears, for charges of the Fund’s custodian or transfer, shareholder servicing or similar agent, an amount fixed from time to time by the Trustees, by setting off such charges due from such shareholder from declared but unpaid dividends owed such shareholder and/or by reducing the number of shares in the account of such shareholder by that number of full and/or fractional shares which represents the outstanding amount of such charges due from such shareholder. The Fund has no present intention of relying on this provision of the Agreement and Declaration of Trust and would only do so if consistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Calamos Convertible Opportunities and Income Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Calamos Convertible Opportunities and Income Fund (the “Fund”) as of October 31, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the Fund’s custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2013, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois

December 16, 2013

F-1

Statement of Assets and Liabilities    October 31, 2013

ASSETS
Investments in securities, at value (cost $1,146,643,172)	$1,218,040,231
Cash with custodian (interest bearing)	158,625
Receivables:
Accrued interest and dividends	14,265,811
Investments sold	15,582,153
Prepaid expenses	11,399
Other assets	185,169
Total assets	1,248,243,388
LIABILITIES
Unrealized depreciation on interest rate swaps	1,995,478
Payables:
Note payable	350,000,000
Investments purchased	3,580,284
Affiliates:
Investment advisory fees	835,678
Deferred compensation to trustees	185,169
Financial accounting fees	12,012
Trustees’ fees and officer compensation	10,023
Other accounts payable and accrued liabilities	274,804
Total liabilities	356,893,448
NET ASSETS	$891,349,940
COMPOSITION OF NET ASSETS
Common stock, no par value, unlimited shares authorized 67,547,533 shares issued and outstanding	$851,659,701
Undistributed net investment income (loss)	(13,987,651)
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options and interest rate swaps	(15,724,614)
Unrealized appreciation (depreciation) of investments, foreign currency translations and interest rate swaps	69,402,504
NET ASSETS	$891,349,940
Net asset value per common shares based upon 67,547,533 shares issued and outstanding	$13.20

See accompanying Notes to Financial Statements

Statement of Operations    Year Ended October 31, 2013

INVESTMENT INCOME
Interest	$54,752,300
Dividends	8,960,220
Securities lending income	118,574
Dividend taxes withheld	(49,898)
Total investment income	63,781,196

EXPENSES
Investment advisory fees	9,431,051
Interest expense and related fees	2,795,188
Printing and mailing fees	143,855
Financial accounting fees	135,353
Accounting fees	75,759
Audit fees	62,614
Trustees’ fees and officer compensation	59,660
Custodian fees	43,481
Transfer agent fees	21,420
Registration fees	7,758
Other	74,317
Total expenses	12,850,456
NET INVESTMENT INCOME (LOSS)	50,930,740

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	35,391,783
Purchased options	6,556,913
Foreign currency transactions	(45,357)
Written options	(177,246)
Interest rate swaps	(2,553,544)
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	37,223,792
Purchased options	(2,109,575)
Foreign currency translations	748
Interest rate swaps	2,482,763
NET GAIN (LOSS)	76,770,277
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$127,701,017

See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	YEAR ENDED OCTOBER 31,
	2013	2012
OPERATIONS
Net investment income (loss)	$50,930,740	$54,602,343
Net realized gain (loss)	39,172,549	15,353,184
Change in unrealized appreciation/(depreciation)	37,597,728	15,801,779
Net increase (decrease) in net assets applicable to shareholders resulting from operations	127,701,017	85,757,306

DISTRIBUTIONS FROM
Net investment income	(77,004,188)	(76,707,494)

CAPITAL STOCK TRANSACTIONS
Proceeds from shares sold	—	1,995,482
Offering costs on shares	(84,120)	(113,053)
Reinvestment of distributions resulting in the issuance of stock	—	2,465,836
Net increase (decrease) in net assets from capital stock transactions	(84,120)	4,348,265
TOTAL INCREASE (DECREASE) IN NET ASSETS	50,612,709	13,398,077

NET ASSETS
Beginning of year	$840,737,231	$827,339,154
End of year	891,349,940	840,737,231
Undistributed net investment income (loss)	$(13,987,651)	$(25,507,907)

See accompanying Notes to Financial Statements

Statement of Cash Flows    Year Ended October 31, 2013

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$127,701,017
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(783,003,537)
Net proceeds from disposition of short term investments	10,778,527
Proceeds paid on closing written options	(266,561)
Proceeds from disposition of investment securities	736,672,773
Premiums received from written options	89,315
Amortization and accretion of fixed-income securities	(1,750,609)
Net realized gains/losses from investments, excluding purchased options	(35,391,783)
Net realized gains/losses from purchased options	(6,556,913)
Net realized gains/losses from written options	177,246
Change in unrealized appreciation or depreciation on investments, excluding purchased options	(37,223,792)
Change in unrealized appreciation or depreciation on purchased options	2,109,575
Change in unrealized appreciation or depreciation on interest rate swaps	(2,482,763)
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	1,147,233
Prepaid expenses	(1,651)
Other assets	(8,470)
Increase/(decrease) in liabilities:
Payables to affiliates	103,293
Other accounts payable and accrued liabilities	154,033
Net cash provided by/(used in) operating activities	$12,246,933

CASH FLOWS FROM FINANCING ACTIVITIES:
Offering costs related to shares sold	(84,120)
Distributions to shareholders	(77,004,188)
Proceeds from note payable	65,000,000
Net cash provided by/(used in) financing activities	$(12,088,308)
Net increase/(decrease) in cash	$158,625
Cash at beginning of year	$—
Cash at end of year	$158,625
Supplemental disclosure
Cash paid for interest and related fees	$2,722,163

See accompanying Notes to Financial Statements

Notes to Financial Statements

Note 1 – Organization and Significant Accounting Policies

Organization.  Calamos Convertible Opportunities and Income Fund (the “Fund”) was organized as a Delaware statutory trust on April 17, 2002 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on June 26, 2002. The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal circumstances, the Fund will invest at least 80% of its managed assets in a diversified portfolio of convertibles and non-convertible income securities. “Managed assets” means the Fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

Fund Valuation.  The valuation of the Fund’s investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principle exchange at the time each Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principle exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

Notes to Financial Statements

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions.  Investment transactions are recorded on a trade date basis as of October 31, 2013. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation.  Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at year end.

Allocation of Expenses Among Funds.  Expenses directly attributable to the Fund are charged to the Fund; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund are allocated proportionately among each fund to which the expenses relate in relation to the net assets of each fund or on another reasonable basis.

Use of Estimates.  The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Income Taxes.  No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Fund’s taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

The Fund recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2009 – 2012 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications.  Under the Fund’s organizational documents, the Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.

Notes to Financial Statements

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays an annual fee, payable monthly, equal to 0.80% based on the average weekly managed assets.

Pursuant to a financial accounting services agreement, during the year the Fund paid Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust, Calamos Advisors Trust and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Fund pays its pro rata share of the financial accounting services fee payable to Calamos Advisors based on its relative portion of combined assets used in calculating the fee.

The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of “Trustees’ fees and officer compensation” expense on the Statement of Operations.

A trustee and certain officers of the Fund are also officers and directors of Calamos Advisors. Such trustee and officers serve without direct compensation from the Fund.

The Fund has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of his compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $185,169 is included in “Other assets” on the Statement of Assets and Liabilities at October 31, 2013. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at October 31, 2013.

Note 3 – Investments

The cost of purchases and proceeds from sale of long-term investments for the year ended October 31, 2013 were as follows:

Cost of purchases	$744,106,797
Proceeds from sales	704,525,845

The following information is presented on a federal income tax basis as of October 31, 2013. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to temporary differences.

The cost basis of investments for federal income tax purposes at October 31, 2013 was as follows:

Cost basis of investments	$1,168,567,117

Gross unrealized appreciation	77,650,235
Gross unrealized depreciation	(28,177,121)

Net unrealized appreciation (depreciation)	$49,473,114

Notes to Financial Statements

Note 4 – Income Taxes

For the fiscal year ended October 31, 2013, the Fund recorded the following permanent reclassifications to reflect tax character. The results of operations and net assets were not affected by these reclassifications.

Paid-in capital	$(26,718,977)
Undistributed net investment income/(loss)	37,593,704
Accumulated net realized gain/(loss) on investments	(10,874,727)

The Fund intends to make monthly distributions from its income available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, and net realized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component.

Distributions were characterized for federal income tax purposes as follows:

	YEAR ENDED OCTOBER 31, 2013	YEAR ENDED OCTOBER 31, 2012
Distributions paid from:
Ordinary income	$77,004,188	$76,707,494

As of October 31, 2013, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed capital gains	—

Total undistributed earnings	—
Accumulated capital and other losses	(7,643,233)
Net unrealized gains/(losses)	47,478,559

Total accumulated earnings/(losses)	39,835,326
Other	(145,087)
Paid-in capital	851,659,701

Net assets applicable to common shareholders	$891,349,940

The Regulated Investment Company Modernization Act of 2010 (the “Act”) modernized various tax rules for regulated investment companies, and was effective for taxable years beginning after the enactment date of December 22, 2010. One significant change is to the treatment of capital loss carryforwards. Now, any capital losses recognized will retain their character as either short-term or long-term capital losses, will be utilized before the pre-Act capital loss carryforwards, and will be carried forward indefinitely, until applied in offsetting future capital gains.

As of October 31, 2013, the Fund had pre-Act capital loss carryforwards which, if not used, will expire as follows:

2018	$(1,243,566)
2019	(6,399,667)

Notes to Financial Statements

Note 5 – Common Shares

There are unlimited common shares of beneficial interest authorized and 67,547,533 shares outstanding at October 31, 2013. Calamos Advisors owned 20,512 of the outstanding shares at October 31, 2013. Transactions in common shares were as follows:

	YEAR ENDED OCTOBER 31, 2013	YEAR ENDED OCTOBER 31, 2012
Beginning shares	67,547,533	67,188,511
Shares sold	—	159,957
Shares issued through reinvestment of distributions	—	199,065

Ending shares	67,547,533	67,547,533

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

The Fund also may offer and sell common shares from time to time at an offering price equal to or in excess of the net asset value per share of the Fund’s common shares at the time such common shares are initially sold.

Note 6 – Derivative Instruments

Foreign Currency Risk.  The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward foreign currency contracts at October 31, 2013.

Equity Risk.  The Fund engages in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange traded funds (“ETFs”). The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Notes to Financial Statements

As of October 31, 2013, the Fund had outstanding purchased options and/or written options as listed on the Schedule of Investments. For the year ended October 31, 2013, the Fund had the following transactions in options written:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options outstanding at October 31, 2012	—	$—
Options written	195	89,315
Options closed	(118)	(54,047)
Options exercised	(77)	(35,268)
Options expired	—	—

Options outstanding at October 31, 2013	—	$—

Interest Rate Risk.  The Fund engages in interest rate swaps primarily to hedge the interest rate risk on the Fund’s borrowings (see Note 7 – Borrowings). An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Unrealized gains are reported as an asset, and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on interest rate swaps in the Statement of Operations. A realized gain or loss is recorded in net realized gain (loss) on interest rate swaps in the Statement of Operations upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy of the Fund.

Premiums paid to or by a Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based upon third party vendor valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, counterparty’s creditworthiness, and the possible lack of liquidity with respect to the contracts.

As of October 31, 2013, the Fund had outstanding interest rate swap agreements as listed on the Schedule of Investments.

As of October 31, 2013, the Fund had outstanding derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

ASSET DERIVATIVES FAIR VALUE
Options purchased[1]	$13,077,027

LIABILITY DERIVATIVES FAIR VALUE
Interest rate swaps[2]	$1,995,478

(1)	Generally, the statement of assets and liabilities location for Options purchased is Investments in securities.

(2)	Generally, the statement of assets and liabilities location for Interest rate swaps is Unrealized appreciation (depreciation) on interest rate swaps.

For the year ended October 31, 2013, the volume of derivative activity for the Fund is reflected below:*

DERIVATIVE ACTIVITY
Options purchased	21,662
Options written	195

*	Activity during the year is measured by opened number of contracts for options purchased or written.

Notes to Financial Statements

Note 7 – Borrowings

The Fund, with the approval of its board of trustees, including its independent trustees, has entered into a financing package that includes a Committed Facility Agreement (the “BNP Agreement”) with BNP Paribas Prime Brokerage International Ltd. (“BNP”) that allows the Fund to borrow up to $200.0 million and a lending agreement, as defined below. In addition, the financing package also includes a Credit Agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”) that allows the Fund to borrow up to an initial limit of $200.0 million, and a related securities lending authorization agreement (“Authorized Agreement”). Borrowings under the BNP Agreement and the SSB Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). BNP and SSB share an equal claim on the pledged collateral, subject to any adjustment that may be agreed upon between the lenders. Interest on the BNP agreement is charged at the three month LIBOR (London Inter-bank Offered Rate) plus .65% on the amount borrowed and .55% on the undrawn balance. Interest on the SSB agreement is charged on the drawn amount at the rate of Overnight LIBOR plus .80% and .10% on the undrawn balance (if the undrawn amount is more than 75% of the borrowing limit, the commitment fee is .20%). For the year ended October 31, 2013, the average borrowings under the Agreements were $318.3 million. For the year ended October 31, 2013, the average interest rate was 0.79%. As of October 31, 2013, the amount of total outstanding borrowings was $350.0 million, which approximates fair value. The interest rate applicable to the borrowings on October 31, 2013 was 0.70%.

The Lending Agreement with BNP is a separate side-agreement between the Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by the Fund to BNP under the BNP Agreement. The Lending Agreement is intended to permit the Fund to significantly reduce the cost of its borrowings under the Agreement. BNP may re-register the Lent Securities in its own name or in another name other than the Fund, and may pledge, re-pledge, sell, lend or otherwise transfer or use the Lent Securities with all attendant rights of ownership. (It is the Fund’s understanding that BNP will perform due diligence to determine the creditworthiness of any party that borrows Lent Securities from BNP.) The Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by the Fund. During the period in which the Lent Securities are outstanding, BNP must remit payment to the Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities.

Under the terms of the Lending Agreement with BNP, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by the Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to the Fund’s custodian no later than three business days after such request. If the Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable to the Fund’s custodian for the ultimate delivery of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Fund shall also have the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair market value of such Lent Securities against the Current Borrowings.

Under the terms of the Authorized Agreement with SSB, all securities lent through SSB must be secured continuously by collateral received in cash, cash equivalents, or U.S. Treasury bills and maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral held by SSB on behalf of the Fund may be credited against the amounts borrowed under the SSB Agreement. Any amounts credited against the SSB Agreement would count against the Fund’s leverage limitations under the 1940 Act, unless otherwise covered in accordance with SEC release IC-10666. Under the terms of the Authorized Agreement with SSB, SSB will return the value of the collateral to the borrower upon the return of the lent securities, which will eliminate the credit against the SSB Agreement and will cause the amount drawn under the SSB Agreement to increase in an amount equal to the returned collateral. Under the terms of the securities Authorized Agreement with SSB, the Fund will make a variable “net income” payment related to any collateral credited against the SSB Agreement which will be paid to the securities borrower, less any payments due to the Fund or SSB under the terms of the Authorized Agreement. As of October 31, 2013, the Fund used approximately

Notes to Financial Statements

$151.9 million of its cash collateral to offset the SSB Agreement, representing 12.2% of managed assets, and was required to pay a “net income” payment equal to an interest rate at October 31, 2013 of 0.45%, which can fluctuate depending on interest rates.

Note 8 – Fair Value Measurements

Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

•	Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•

Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•

Level 3 – Prices reflect unobservable market inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund’s investments. Transfers between the levels for investment securities or other financial instruments are measured at the end of the reporting period.

The following is a summary of the inputs used in valuing the Fund’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$530,506,055	$—	$530,506,055
Convertible Bonds		399,639,483		399,639,483
U.S. Government and Agency Security		2,919,321		2,919,321
Synthetic Convertible Securities (Corporate Bonds)		88,602,819		88,602,819
Synthetic Convertible Securities (U.S. Government and Agency Security)		394,666		394,666
Synthetic Convertible Securities (Purchased Options)	13,077,027			13,077,027
Convertible Preferred Stocks	90,227,272	76,672,988		166,900,260
Common Stock	715,353			715,353
Short Term Investment	15,285,247			15,285,247

Total	$119,304,899	$1,098,735,332	$—	$1,218,040,231

Liabilities:
Interest Rate Swaps	$—	$1,995,478	$—	$1,995,478

Total	$—	$1,995,478	$—	$1,995,478

Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	Year Ended October 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$12.45	$12.31	$12.84	$11.83	$8.26
Income from investment operations:
Net investment income (loss)*	0.75	0.81	0.83	0.91	0.84
Net realized and unrealized gain (loss)	1.14	0.47	(0.23)	1.22	3.88
Distributions to preferred shareholders from:
Net investment income (common share equivalent basis)	—	—	—	—	(0.01)
Total from investment operations	1.89	1.28	0.60	2.13	4.71
Less distributions to common shareholders from:
Net investment income	(1.14)	(1.14)	(0.84)	(1.00)	(0.94)
Net realized gains	—	—	—	—	(0.02)
Return of capital	—	—	(0.30)	(0.14)	(0.18)
Total distributions	(1.14)	(1.14)	(1.14)	(1.14)	(1.14)
Capital charge resulting from issuance of common and preferred shares and related offering costs(a)	—	—	—	—	—
Premiums from shares sold in at the market offerings	—	— (a)	0.01	0.02	—
Net asset value, end of year	$13.20	$12.45	$12.31	$12.84	$11.83
Market value, end of year	$13.09	$12.51	$12.09	$13.09	$11.40
Total investment return based on:(b)
Net asset value	16.08%	11.05%	4.92%	19.12%	62.00%
Market value	14.56%	13.62%	1.08%	26.02%	41.70%
Net assets, end of year (000)	$891,350	$840,737	$827,339	$801,354	$651,707
Ratios to average net assets applicable to common shareholders:
Net expenses(c)	1.49%	1.57%	1.55%	1.67%	2.87%
Gross expenses prior to expense reductions and earnings credits(c)	1.49%	1.57%	1.55%	1.71%	2.98%
Net expenses, excluding interest expense	1.17%	1.17%	1.19%	1.19%	2.36%
Net investment income (loss)(c)	5.92%	6.60%	6.56%	7.48%	8.79%
Preferred share distributions	—%	—%	—%	—%	0.10%
Net investment income (loss), net of preferred share distributions from net investment income	5.92%	6.60%	6.56%	7.48%	8.69%
Portfolio turnover rate	62%	56%	44%	37%	30%
Average commission rate paid	$0.0295	$0.0230	$0.0222	$—	$—
Asset coverage per $1,000 of loan outstanding(d)	$3,547	$3,950	$3,903	$5,152	$4,377

*	Net investment income allocated based on average shares method.

(a)	Amount equated to less than $0.005 per common share.

(b)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(c)	Does not reflect the effect of dividend payments to Preferred Shareholders.

(d)	Calculated by subtracting the Fund’s total liabilities (not including Note payable) and preferred shares from the Fund’s total assets and dividing this by the amount of note payable outstanding, and by multiplying the result by 1,000.

Schedule of Investments    October 31, 2013

PRINCIPAL AMOUNT		VALUE
CORPORATE BONDS (59.5%)
	Consumer Discretionary (10.2%)
2,255,000	Bon-Ton Department Stores, Inc.^ 8.000%, 06/15/21	$2,126,747
308,000	Brunswick Corp.µ* 4.625%, 05/15/21	294,140
255,000	Claire’s Stores, Inc.^* 7.750%, 06/01/20	254,363
951,000	Cogeco Cable, Inc.µ* 4.875%, 05/01/20	927,225
1,647,000	Continental Rubber of America Corp.µ* 4.500%, 09/15/19	1,732,438
5,383,000	Cooper Tire & Rubber Companyµ 8.000%, 12/15/19	5,554,583
	Dana Holding Corp.µ
4,741,000	6.750%, 02/15/21	5,158,801
1,255,000	5.375%, 09/15/21	1,288,728
4,810,000	DISH Network Corp.µ 7.875%, 09/01/19	5,603,650
3,524,000	Dufry Finance, SCAµ* 5.500%, 10/15/20	3,605,492
6,167,000	Goodyear Tire & Rubber Companyµ 8.250%, 08/15/20	6,972,564
2,088,000	Hasbro, Inc.µ 6.600%, 07/15/28	2,251,824
2,079,000	Icahn Enterprises, LP^* 6.000%, 08/01/20	2,119,281
4,405,000	Jaguar Land Rover Automotive, PLC^* 8.125%, 05/15/21	5,013,441
	L Brands, Inc.µ
2,643,000	7.600%, 07/15/37	2,715,682
599,000	6.950%, 03/01/33	600,123
590,000	Lear Corp.µ* 4.750%, 01/15/23	572,669
1,241,000	Liberty Interactive, LLCµ 8.250%, 02/01/30	1,312,358
	Meritage Homes Corp.µ
2,026,000	4.500%, 03/01/18	2,013,338
1,681,000	7.000%, 04/01/22	1,779,759
881,000	7.150%, 04/15/20	952,031
1,647,000	NCL Corp., Ltd. - Class C* 5.000%, 02/15/18	1,668,617
	Neiman Marcus Group, Inc.*
542,000	8.750%, 10/15/21	557,244
432,000	8.000%, 10/15/21	443,070
2,489,000	Netflix, Inc.µ* 5.375%, 02/01/21	2,545,002
5,021,000	Outerwall, Inc.* 6.000%, 03/15/19	4,895,475
943,000	Quiksilver, Inc. / QS Wholesale, Inc.µ* 7.875%, 08/01/18	1,012,546

PRINCIPAL AMOUNT		VALUE
3,405,000	Royal Caribbean Cruises, Ltd.^ 7.500%, 10/15/27	$3,651,862
	Ryland Group, Inc.µ
4,845,000	6.625%, 05/01/20	5,144,784
1,313,000	5.375%, 10/01/22	1,280,175
	Sally Holdings, LLC / Sally Capital, Inc.µ
1,647,000	5.750%, 06/01/22	1,715,968
846,000	5.500%, 11/01/23	856,046
	Service Corp. Internationalµ
3,083,000	7.500%, 04/01/27	3,304,591
2,141,000	5.375%, 01/15/22*	2,170,439
2,572,000	Six Flags Entertainment Corp.µ* 5.250%, 01/15/21	2,525,382
2,641,000	Taylor Morrison Communities, Inc.µ* 5.250%, 04/15/21	2,571,674
3,348,000	Viking Cruises, Ltd.* 8.500%, 10/15/22	3,764,407

		90,956,519

	Consumer Staples (2.8%)
3,215,000	Fidelity & Guaranty Life Holdings, Inc.^*µ 6.375%, 04/01/21	3,359,675
4,377,000	JBS USA, LLCµ* 7.250%, 06/01/21	4,532,931
4,757,000	Land O’Lakes, Inc.µ* 6.000%, 11/15/22	4,965,119
	Post Holdings, Inc.µ
6,656,000	7.375%, 02/15/22	7,105,280
379,000	7.375%, 02/15/22*	405,530
2,775,000	Smithfield Foods, Inc. 6.625%, 08/15/22	2,924,156
1,568,000	Wells Enterprises, Inc.µ* 6.750%, 02/01/20	1,620,920

		24,913,611

	Energy (12.9%)
2,943,000	Atwood Oceanics, Inc.µ 6.500%, 02/01/20	3,154,528
2,202,000	Berry Petroleum Companyµ 6.375%, 09/15/22	2,272,189
5,608,000	Bristow Group, Inc.µ 6.250%, 10/15/22	5,923,450
1,982,000	Calfrac Holdings, LPµ* 7.500%, 12/01/20	2,011,730
	Calumet Specialty Products, LPµ
3,524,000	9.375%, 05/01/19	3,909,437
1,321,000	9.625%, 08/01/20	1,484,474
	Carrizo Oil & Gas, Inc.µ
3,894,000	7.500%, 09/15/20	4,263,930
2,876,000	8.625%, 10/15/18	3,156,410
1,462,000	Chesapeake Oilfield Finance, Inc.µ 6.625%, 11/15/19	1,533,273
5,286,000	Cimarex Energy Companyµ 5.875%, 05/01/22	5,626,286

See accompanying Notes to Schedule of Investments

Schedule of Investments    October 31, 2013

PRINCIPAL AMOUNT		VALUE
6,167,000	Drill Rigs Holdings, Inc.µ* 6.500%, 10/01/17	$6,490,767
1,850,000	EPL Oil & Gas, Inc.^ 8.250%, 02/15/18	1,986,437
370,000	Forum Energy Technologies, Inc.µ* 6.250%, 10/01/21	386,881
4,845,000	Gulfmark Offshore, Inc.µ 6.375%, 03/15/22	4,899,506
5,620,000	Gulfport Energy Corp.µ 7.750%, 11/01/20	5,978,275
2,643,000	Holly Energy Partners, LPµ 6.500%, 03/01/20	2,780,106
881,000	Hornbeck Offshore Services, Inc.µ 5.875%, 04/01/20	910,734
4,845,000	Laredo Petroleum, Inc.µ 7.375%, 05/01/22	5,259,853
	Linn Energy, LLCµ
4,405,000	8.625%, 04/15/20	4,716,103
1,762,000	7.000%, 11/01/19*	1,757,595
1,321,000	7.750%, 02/01/21	1,364,758
881,000	6.500%, 05/15/19	879,348
	Oasis Petroleum, Inc.µ
3,691,000	6.500%, 11/01/21	4,004,735
1,101,000	6.875%, 01/15/23	1,203,531
2,000,000	Pacific Drilling, SA* 5.375%, 06/01/20	2,007,500
1,260,000	Parker Drilling Companyµ 9.125%, 04/01/18	1,348,988
2,422,000	Petroleum Geo-Services, ASAµ* 7.375%, 12/15/18	2,586,999
1,520,000	Pioneer Energy Services Corp.µ 9.875%, 03/15/18	1,635,900
2,290,000	Samson Investment Company^* 10.250%, 02/15/20	2,478,925
4,405,000	SEACOR Holdings, Inc.µ 7.375%, 10/01/19	4,743,634
2,202,000	SESI, LLCµ 7.125%, 12/15/21	2,446,973
1,586,000	SM Energy Companyµ 6.500%, 11/15/21	1,703,959
2,995,000	Swift Energy Companyµ 8.875%, 01/15/20	3,133,519
2,423,000	Tesoro Logistics, LP / Tesoro Logistics Finance Corp.µ 5.875%, 10/01/20	2,480,546
3,171,000	Trinidad Drilling, Ltd.^* 7.875%, 01/15/19	3,404,861
8,193,000	W&T Offshore, Inc.^ 8.500%, 06/15/19	8,843,319
2,449,000	Western Refining, Inc.µ 6.250%, 04/01/21	2,464,306

		115,233,765

	Financials (2.9%)
1,868,000	Ally Financial, Inc.µ 4.750%, 09/10/18	1,949,725

PRINCIPAL AMOUNT		VALUE
2,115,000	AON Corp.µ 8.205%, 01/01/27	$2,619,343
1,145,000	DuPont Fabros Technology, LPµ* 5.875%, 09/15/21	1,172,194
1,744,000	iStar Financial, Inc.µ 4.875%, 07/01/18	1,710,210
3,744,000	Jefferies Finance, LLCµ* 7.375%, 04/01/20	3,842,280
2,555,000	Michael Baker International, LLC / CDL Acquisition Company, Inc.µ* 8.250%, 10/15/18	2,607,697
2,017,000	Nationstar Mortgage, LLC / Nationstar Capital Corp.µ 6.500%, 07/01/21	1,976,660
4,845,000	Neuberger Berman Group LLCµ* 5.875%, 03/15/22	4,963,097
	Nuveen Investments, Inc.*
2,599,000	9.500%, 10/15/20^	2,483,669
2,599,000	9.125%, 10/15/17	2,530,776

		25,855,651

	Health Care (6.3%)
2,841,000	Alere, Inc. 6.500%, 06/15/20	2,928,006
9,162,000	Community Health Systems, Inc.µ 7.125%, 07/15/20	9,648,731
	Endo Health Solutions, Inc.µ
6,607,000	7.000%, 12/15/20	7,065,361
881,000	7.000%, 07/15/19	942,670
	HCA Holdings, Inc.µ
2,643,000	7.750%, 05/15/21^	2,895,737
1,709,000	6.250%, 02/15/21	1,799,791
7,048,000	HCA, Inc.µ 5.875%, 05/01/23	7,136,100
5,070,000	Hologic, Inc.µ 6.250%, 08/01/20	5,396,381
4,845,000	Teleflex, Inc.µ 6.875%, 06/01/19	5,099,362
5,418,000	Tenet Healthcare Corp.^ 6.750%, 02/01/20	5,631,334
5,462,000	Valeant Pharmaceuticals International, Inc.µ* 7.000%, 10/01/20	5,905,787
	VPII Escrow Corp.µ*
846,000	7.500%, 07/15/21	939,060
837,000	6.750%, 08/15/18	915,992

		56,304,312

	Industrials (8.5%)
4,140,000	ACCO Brands Corp.µ 6.750%, 04/30/20	4,178,813
7,048,000	Belden, Inc.µ* 5.500%, 09/01/22	7,052,405
2,537,000	Digitalglobe, Inc.µ* 5.250%, 02/01/21	2,451,376

See accompanying Notes to Schedule of Investments

Schedule of Investments    October 31, 2013

PRINCIPAL AMOUNT		VALUE
4,814,000	Dycom Investments, Inc.µ 7.125%, 01/15/21	$5,126,910
3,700,000	Edgen Murray Corp.µ* 8.750%, 11/01/20	4,280,438
3,135,000	General Cable Corp.µ* 5.750%, 10/01/22	3,125,203
2,489,000	GrafTech International, Ltd.^ 6.375%, 11/15/20	2,529,446
4,013,000	H&E Equipment Services, Inc.µ 7.000%, 09/01/22	4,369,154
3,083,000	Manitowoc Company, Inc.^ 8.500%, 11/01/20	3,499,205
1,260,000	Meritor, Inc.^ 6.750%, 06/15/21	1,275,750
2,643,000	Navistar International Corp. 8.250%, 11/01/21	2,705,771
1,589,000	Nortek, Inc. 8.500%, 04/15/21	1,746,907
5,770,000	Rexel, SAµ* 6.125%, 12/15/19	6,076,531
2,757,000	RR Donnelley & Sons Company^ 7.875%, 03/15/21	3,051,654
	Terex Corp.µ
4,281,000	6.000%, 05/15/21	4,484,347
388,000	6.500%, 04/01/20	416,858
1,784,000	Titan International, Inc.* 6.875%, 10/01/20	1,837,520
2,070,000	TransDigm, Inc. 5.500%, 10/15/20	2,085,525
1,229,000	7.750%, 12/15/18µ	1,318,103
1,762,000	Triumph Group, Inc.µ 4.875%, 04/01/21	1,716,849
2,026,000	United Continental Holdings, Inc.^ 6.375%, 06/01/18	2,108,306
	United Rentals North America, Inc.µ
4,845,000	7.625%, 04/15/22	5,438,512
4,757,000	6.125%, 06/15/23	4,905,656

		75,781,239

	Information Technology (7.9%)
2,819,000	Activision Blizzard, Inc.µ* 5.625%, 09/15/21	2,917,665
	Amkor Technology, Inc.µ
2,898,000	6.375%, 10/01/22	2,874,454
827,000	6.625%, 06/01/21	830,101
759,000	ConvaTec Finance International, SAµ* 8.250%, 01/15/19	783,193
1,762,000	Equinix, Inc.µ 5.375%, 04/01/23	1,752,089
5,726,000	Hughes Satellite Systems Corp.µ 7.625%, 06/15/21	6,273,549
5,286,000	iGATE Corp.µ 9.000%, 05/01/16	5,685,754

PRINCIPAL AMOUNT		VALUE
3,524,000	J2 Global, Inc.µ 8.000%, 08/01/20	$3,819,135
5,013,000	Lender Processing Services, Inc.µ 5.750%, 04/15/23	5,238,585
2,643,000	Magnachip Semiconductor, Inc.µ* 6.625%, 07/15/21	2,649,607
7,409,000	Nuance Communications, Inc.µ* 5.375%, 08/15/20	7,353,432
	NXP BV*
2,114,000	5.750%, 03/15/23	2,160,244
1,762,000	5.750%, 02/15/21	1,843,492
5,700,000	Sanmina Corp.µ* 7.000%, 05/15/19	6,070,500
	Seagate Technology, PLC
3,110,000	6.875%, 05/01/20µ	3,411,281
3,083,000	4.750%, 06/01/23^*	2,994,364
3,969,000	Sungard Data Systems, Inc.µ 6.625%, 11/01/19	4,147,605
2,995,000	ViaSat, Inc.µ 6.875%, 06/15/20	3,135,391
4,845,000	Viasystems, Inc.µ* 7.875%, 05/01/19	5,172,037
1,586,000	WEX, Inc.µ* 4.750%, 02/01/23	1,469,033

		70,581,511

	Materials (4.2%)
1,057,000	Ardagh Packaging Finance, PLC* 7.000%, 11/15/20	1,054,358
1,264,000	Chemtura Corp.µ 5.750%, 07/15/21	1,282,960
6,607,000	FMG Resources^* 8.250%, 11/01/19	7,342,029
2,335,000	FQM (Akubra), Inc.µ* 8.750%, 06/01/20	2,580,175
3,885,000	Greif, Inc.µ 7.750%, 08/01/19	4,416,759
1,938,000	INEOS Group Holdings, SA^* 6.125%, 08/15/18	1,963,436
	New Gold, Inc.µ*
3,524,000	7.000%, 04/15/20	3,651,745
969,000	6.250%, 11/15/22	949,620
2,070,000	PH Glatfelter Companyµ 5.375%, 10/15/20	2,088,112
	Sealed Air Corp.µ*
1,810,000	6.500%, 12/01/20	1,967,244
995,000	5.250%, 04/01/23	976,344
1,321,000	Steel Dynamics, Inc.µ 6.375%, 08/15/22	1,440,716
5,021,000	Trinseo Op/ Trinseo Finance, Inc.^* 8.750%, 02/01/19	5,039,829
2,467,000	United States Steel Corp.^µ 6.875%, 04/01/21	2,571,847

		37,325,174

See accompanying Notes to Schedule of Investments

Schedule of Investments    October 31, 2013

PRINCIPAL AMOUNT		VALUE

	Telecommunication Services (2.5%)
4,074,000	Brightstar Corp.µ* 7.250%, 08/01/18	$4,448,299
2,451,000	Frontier Communications Corp.µ 7.625%, 04/15/24	2,593,464
	Intelsat, SA*
4,933,000	7.750%, 06/01/21^	5,210,481
352,000	8.125%, 06/01/23	372,460
4,140,000	MetroPCS Wireless, Inc.µ* 6.625%, 04/01/23	4,334,063
2,070,000	SBA Communications Corp.µ 5.625%, 10/01/19	2,126,925
	Sprint Corp.µ*
2,238,000	7.875%, 09/15/23	2,426,831
573,000	7.250%, 09/15/21	617,766

		22,130,289

	Utilities (1.3%)
2,643,000	AES Corp.µ 7.375%, 07/01/21	2,996,501
4,369,000	AmeriGas Finance Corp.µ 7.000%, 05/20/22	4,710,328
	Calpine Corp.µ*
2,973,000	7.875%, 07/31/20	3,253,577
428,000	7.500%, 02/15/21	463,578

		11,423,984

	TOTAL CORPORATE BONDS (Cost $510,337,115)	530,506,055

CONVERTIBLE BONDS (44.8%)
	Consumer Discretionary (10.9%)
12,200,000	Ctrip.com International, Ltd.* 1.250%, 10/15/18	12,691,233
	Iconix Brand Group, Inc.
5,600,000	1.500%, 03/15/18*	7,251,496
2,000,000	2.500%, 06/01/16	2,611,620
507,000	International Game Technology^ 3.250%, 05/01/14	556,113
	Jarden Corp.*µ
6,000,000	1.500%, 06/15/19	6,920,130
5,198,000	1.875%, 09/15/18^	6,905,777
2,350,000	KB Home^ 1.375%, 02/01/19	2,322,388
16,850,000	Liberty Interactive, LLC (Time Warner Cable, Inc., Time Warner, Inc.)^*§µ 0.750%, 03/30/43	20,194,556
5,050,000	Liberty Media Corp.* 1.375%, 10/15/23	5,344,971
10,500,000	MGM Resorts Internationalµ 4.250%, 04/15/15	12,741,382
6,027,000	Priceline.com, Inc.^µ 1.000%, 03/15/18	8,005,935
2,900,000	Ryland Group, Inc.^ 0.250%, 06/01/19	2,701,336

PRINCIPAL AMOUNT		VALUE
2,800,000	Shutterfly, Inc.^* 0.250%, 05/15/18	$2,986,536
4,800,000	Standard Pacific Corp.^µ 1.250%, 08/01/32	5,945,208

		97,178,681

	Energy (2.1%)
8,500,000	Chesapeake Energy Corp.µ 2.250%, 12/15/38	8,027,400
3,444,000	Exterran Holdings, Inc.µ 4.250%, 06/15/14	4,406,684
5,500,000	Hornbeck Offshore Services, Inc.‡ 1.625%, 11/15/26	6,259,275

		18,693,359

	Financials (3.6%)
	Ares Capital Corp.µ
7,300,000	4.750%, 01/15/18*	7,461,622
4,027,000	5.750%, 02/01/16	4,344,488
2,850,000	Health Care REIT, Inc.µ 3.000%, 12/01/29	3,642,699
3,500,000	IAS Operating Partnership, LPµ* 5.000%, 03/15/18	3,302,670
1,215,000	Jefferies Group, Inc.µ 3.875%, 11/01/29	1,283,259
3,047,000	Portfolio Recovery Associates, Inc.* 3.000%, 08/01/20	3,528,350
4,800,000	ProLogis, LP^ 3.250%, 03/15/15	5,613,288
2,900,000	Starwood Property Trust, Inc.µ 4.550%, 03/01/18	3,105,697

		32,282,073

	Health Care (9.5%)
	BioMarin Pharmaceutical, Inc.
3,541,000	0.750%, 10/15/18^	3,674,744
2,908,000	1.500%, 10/15/20	3,015,916
12,250,000	Cubist Pharmaceuticals, Inc.µ* 1.875%, 09/01/20	13,190,310
4,100,000	Gilead Sciences, Inc.µ 1.625%, 05/01/16	12,840,975
4,800,000	Hologic, Inc.µ‡ 2.000%, 12/15/37	5,647,344
2,644,000	Illumina, Inc.* 0.250%, 03/15/16	3,295,191
1,800,000	Medicines Company* 1.375%, 06/01/17	2,428,110
5,689,000	Medidata Solutions, Inc.^* 1.000%, 08/01/18	6,965,014
1,798,000	Merrimack Pharmaceuticals, Inc. 4.500%, 07/15/20	1,369,779
5,745,000	Molina Healthcare, Inc.* 1.125%, 01/15/20	5,856,855
5,450,000	Salix Pharmaceuticals, Ltd. 1.500%, 03/15/19	7,142,552

See accompanying Notes to Schedule of Investments

Schedule of Investments    October 31, 2013

PRINCIPAL AMOUNT		VALUE
2,850,000	Vivus, Inc.* 4.500%, 05/01/20	$2,613,806
12,700,000	WellPoint, Inc.^* 2.750%, 10/15/42	16,539,718

		84,580,314

	Industrials (2.7%)
4,237,000	Air Lease Corp.^ 3.875%, 12/01/18	5,483,017
3,650,000	Alliant Techsystems, Inc.µ 3.000%, 08/15/24	5,261,603
10,500,000	Trinity Industries, Inc.^µ 3.875%, 06/01/36	13,589,467

		24,334,087

	Information Technology (13.3%)
6,400,000	Concur Technologies, Inc.µ* 0.500%, 06/15/18	7,572,000
3,450,000	Cornerstone OnDemand, Inc.^* 1.500%, 07/01/18	3,906,556
759,000	Electronic Arts, Inc.^ 0.750%, 07/15/16	841,458
2,750,000	Ixiaµ 3.000%, 12/15/15	3,056,515
8,600,000	JDS Uniphase Corp.^* 0.625%, 08/15/33	8,920,135
11,944,000	Linear Technology Corp.µ 3.000%, 05/01/27	12,806,894
14,250,000	Mentor Graphics Corp. 4.000%, 04/01/31	18,128,422
7,313,000	Micron Technology, Inc. 1.875%, 06/01/14	9,387,954
6,400,000	Netsuite, Inc.^* 0.250%, 06/01/18	7,098,016
1,900,000	Nuance Communications, Inc.^ 2.750%, 08/15/27	1,996,112
3,600,000	Salesforce.com, Inc.µ* 0.250%, 04/01/18	3,944,898
25,000,000	SanDisk Corp.^* 0.500%, 10/15/20	25,468,750
6,700,000	Take-Two Interactive Software, Inc.µ 1.000%, 07/01/18	7,439,747
	Workday, Inc.µ*
3,450,000	1.500%, 07/15/20	4,003,880
3,450,000	0.750%, 07/15/18	3,901,709

		118,473,046

	Materials (2.7%)
7,700,000	Cemex SAB de CV^ 4.875%, 03/15/15	8,930,999
5,200,000	Glencore Finance Europe, SAµ 5.000%, 12/31/14	6,154,743
	RTI International Metals, Inc.
2,800,000	1.625%, 10/15/19^	3,029,334
2,600,000	3.000%, 12/01/15	3,036,891

PRINCIPAL AMOUNT		VALUE
2,600,000	Steel Dynamics, Inc.µ 5.125%, 06/15/14	$2,945,956

		24,097,923

	TOTAL CONVERTIBLE BONDS (Cost $366,520,117)	399,639,483

U.S. GOVERNMENT AND AGENCY SECURITY (0.3%)
2,907,000	United States Treasury Note~ 1.750%, 01/31/14 (Cost $2,918,334)	2,919,321

SYNTHETIC CONVERTIBLE SECURITIES (11.6%) ¤
Corporate Bonds (10.0%)
	Consumer Discretionary (2.1%)
305,000	Bon-Ton Department Stores, Inc.^ 8.000%, 06/15/21	287,653
42,000	Brunswick Corp.µ* 4.625%, 05/15/21	40,110
35,000	Claire’s Stores, Inc.^* 7.750%, 06/01/20	34,913
129,000	Cogeco Cable, Inc.µ* 4.875%, 05/01/20	125,775
223,000	Continental Rubber of America Corp.µ* 4.500%, 09/15/19	234,568
728,000	Cooper Tire & Rubber Companyµ 8.000%, 12/15/19	751,205
	Dana Holding Corp.µ
641,000	6.750%, 02/15/21	697,488
170,000	5.375%, 09/15/21	174,569
	DISH Network Corp.µ
6,760,000	5.125%, 05/01/20	6,852,950
650,000	7.875%, 09/01/19	757,250
476,000	Dufry Finance, SCAµ* 5.500%, 10/15/20	487,007
833,000	Goodyear Tire & Rubber Companyµ 8.250%, 08/15/20	941,811
282,000	Hasbro, Inc.µ 6.600%, 07/15/28	304,126
281,000	Icahn Enterprises, LP^* 6.000%, 08/01/20	286,444
595,000	Jaguar Land Rover Automotive, PLCµ* 8.125%, 05/15/21	677,184
	L Brands, Inc.µ
357,000	7.600%, 07/15/37	366,818
81,000	6.950%, 03/01/33	81,152
80,000	Lear Corp.µ* 4.750%, 01/15/23	77,650
168,000	Liberty Interactive, LLCµ 8.250%, 02/01/30	177,660
	Meritage Homes Corp.µ
274,000	4.500%, 03/01/18	272,288
227,000	7.000%, 04/01/22	240,336
119,000	7.150%, 04/15/20	128,594

See accompanying Notes to Schedule of Investments

Schedule of Investments    October 31, 2013

PRINCIPAL AMOUNT		VALUE
223,000	NCL Corp., Ltd. - Class C* 5.000%, 02/15/18	$225,927
	Neiman Marcus Group, Inc.*
73,000	8.750%, 10/15/21	75,053
58,000	8.000%, 10/15/21	59,486
336,000	Netflix, Inc.µ* 5.375%, 02/01/21	343,560
679,000	Outerwall, Inc.* 6.000%, 03/15/19	662,025
127,000	Quiksilver, Inc. / QS Wholesale, Inc.µ* 7.875%, 08/01/18	136,366
460,000	Royal Caribbean Cruises, Ltd.^ 7.500%, 10/15/27	493,350
	Ryland Group, Inc.µ
655,000	6.625%, 05/01/20	695,528
177,000	5.375%, 10/01/22	172,575
	Sally Holdings, LLC / Sally Capital, Inc.µ
223,000	5.750%, 06/01/22	232,338
114,000	5.500%, 11/01/23	115,354
	Service Corp. Internationalµ
417,000	7.500%, 04/01/27	446,972
289,000	5.375%, 01/15/22*	292,974
348,000	Six Flags Entertainment Corp.µ* 5.250%, 01/15/21	341,693
357,000	Taylor Morrison Communities, Inc.µ* 5.250%, 04/15/21	347,629
452,000	Viking Cruises, Ltd.* 8.500%, 10/15/22	508,217

		19,146,598

	Consumer Staples (0.4%)
435,000	Fidelity & Guaranty Life Holdings, Inc.^* 6.375%, 04/01/21	454,575
591,000	JBS USA, LLCµ* 7.250%, 06/01/21	612,054
643,000	Land O’ Lakes, Inc.µ* 6.000%, 11/15/22	671,131
	Post Holdings, Inc.µ
899,000	7.375%, 02/15/22	959,683
51,000	7.375%, 02/15/22*	54,570
375,000	Smithfield Foods, Inc. 6.625%, 08/15/22	395,156
212,000	Wells Enterprises, Inc.µ* 6.750%, 02/01/20	219,155

		3,366,324

	Energy (1.8%)
398,000	Atwood Oceanics, Inc.µ 6.500%, 02/01/20	426,606
298,000	Berry Petroleum Companyµ 6.375%, 09/15/22	307,499
758,000	Bristow Group, Inc.µ 6.250%, 10/15/22	800,637

PRINCIPAL AMOUNT		VALUE
268,000	Calfrac Holdings, LPµ* 7.500%, 12/01/20	$272,020
	Calumet Specialty Products, LPµ
476,000	9.375%, 05/01/19	528,063
179,000	9.625%, 08/01/20	201,151
	Carrizo Oil & Gas, Inc.µ
526,000	7.500%, 09/15/20	575,970
389,000	8.625%, 10/15/18	426,928
198,000	Chesapeake Oilfield Finance, Inc.µ 6.625%, 11/15/19	207,653
714,000	Cimarex Energy Companyµ 5.875%, 05/01/22	759,964
833,000	Drill Rigs Holdings, Inc.µ* 6.500%, 10/01/17	876,732
250,000	EPL OIl & Gas, Inc.^ 8.250%, 02/15/18	268,438
50,000	Forum Energy Technologies, Inc.µ* 6.250%, 10/01/21	52,281
655,000	Gulfmark Offshore, Inc.µ 6.375%, 03/15/22	662,369
760,000	Gulfport Energy Corp.µ 7.750%, 11/01/20	808,450
357,000	Holly Energy Partners, LPµ 6.500%, 03/01/20	375,519
119,000	Hornbeck Offshore Services, Inc.µ 5.875%, 04/01/20	123,016
655,000	Laredo Petroleum, Inc.µ 7.375%, 05/01/22	711,084
	Linn Energy, LLCµ
595,000	8.625%, 04/15/20	637,022
238,000	7.000%, 11/01/19*	237,405
179,000	7.750%, 02/01/21	184,929
119,000	6.500%, 05/15/19	118,777
	Oasis Petroleum, Inc.µ
499,000	6.500%, 11/01/21	541,415
149,000	6.875%, 01/15/23	162,876
270,000	Pacific Drilling, SA* 5.375%, 06/01/20	271,013
170,000	Parker Drilling Companyµ 9.125%, 04/01/18	182,006
327,000	Petroleum Geo-Services, ASAµ* 7.375%, 12/15/18	349,277
205,000	Pioneer Energy Services Corp.µ 9.875%, 03/15/18	220,631
310,000	Samson Investment Companyµ* 10.250%, 02/15/20	335,575
595,000	SEACOR Holdings, Inc.µ 7.375%, 10/01/19	640,741
298,000	SESI, LLCµ 7.125%, 12/15/21	331,153
214,000	SM Energy Companyµ 6.500%, 11/15/21	229,916

See accompanying Notes to Schedule of Investments

Schedule of Investments    October 31, 2013

PRINCIPAL AMOUNT		VALUE
405,000	Swift Energy Companyµ 8.875%, 01/15/20	$423,731
327,000	Tesoro Logistics, LP / Tesoro Logistics Finance Corp.µ 5.875%, 10/01/20	334,766
429,000	Trinidad Drilling, Ltd.*^ 7.875%, 01/15/19	460,639
1,107,000	W&T Offshore, Inc.^ 8.500%, 06/15/19	1,194,868
331,000	Western Refining, Inc.µ 6.250%, 04/01/21	333,069

		15,574,189

	Financials (0.4%)
252,000	Ally Financial, Inc.µ 4.750%, 09/10/18	263,025
286,000	AON Corp.µ 8.205%, 01/01/27	354,200
155,000	DuPont Fabros Technology, LPµ* 5.875%, 09/15/21	158,681
236,000	iStar Financial, Inc.µ 4.875%, 07/01/18	231,428
506,000	Jefferies Finance, LLCµ* 7.375%, 04/01/20	519,282
345,000	Michael Baker International, LLC / CDL Acquisition Company, Inc.µ* 8.250%, 10/15/18	352,116
273,000	Nationstar Mortgage, LLC / Nationstar Capital Corp.µ 6.500%, 07/01/21	267,540
655,000	Neuberger Berman Group LLCµ* 5.875%, 03/15/22	670,966
	Nuveen Investments, Inc.*
351,000	9.500%, 10/15/20^	335,424
351,000	9.125%, 10/15/17	341,786

		3,494,448

	Health Care (0.8%)
384,000	Alere, Inc. 6.500%, 06/15/20	395,760
1,238,000	Community Health Systems, Inc.µ 7.125%, 07/15/20	1,303,769
	Endo Health Solutions, Inc.µ
893,000	7.000%, 12/15/20	954,952
119,000	7.000%, 07/15/19	127,330
	HCA Holdings, Inc.
357,000	7.750%, 05/15/21^	391,138
231,000	6.250%, 02/15/21µ	243,272
952,000	HCA, Inc.µ 5.875%, 05/01/23	963,900
685,000	Hologic, Inc.µ 6.250%, 08/01/20	729,097
655,000	Teleflex, Inc.µ 6.875%, 06/01/19	689,388

PRINCIPAL AMOUNT		VALUE
732,000	Tenet Healthcare Corp.^ 6.750%, 02/01/20	$760,822
738,000	Valeant Pharmaceuticals International, Inc.µ* 7.000%, 10/01/20	797,962
	VPII Escrow Corp.µ*
114,000	7.500%, 07/15/21	126,540
113,000	6.750%, 08/15/18	123,664

		7,607,594

	Industrials (2.2%)
560,000	ACCO Brands Corp.µ 6.750%, 04/30/20	565,250
952,000	Belden, Inc.µ* 5.500%, 09/01/22	952,595
2,575,000	Clean Harbors, Inc.µ 5.125%, 06/01/21	2,615,234
6,200,000	Deluxe Corp.µ 6.000%, 11/15/20	6,420,875
343,000	Digitalglobe, Inc.µ* 5.250%, 02/01/21	331,424
651,000	Dycom Investments, Inc.µ 7.125%, 01/15/21	693,315
500,000	Edgen Murray Corp.µ* 8.750%, 11/01/20	578,438
424,000	General Cable Corp.µ* 5.750%, 10/01/22	422,675
336,000	GrafTech International, Ltd.^ 6.375%, 11/15/20	341,460
542,000	H&E Equipment Services, Inc.µ 7.000%, 09/01/22	590,103
417,000	Manitowoc Company, Inc.^ 8.500%, 11/01/20	473,295
170,000	Meritor, Inc.^ 6.750%, 06/15/21	172,125
357,000	Navistar International Corp. 8.250%, 11/01/21	365,479
215,000	Nortek, Inc. 8.500%, 04/15/21	236,366
780,000	Rexel, SAµ* 6.125%, 12/15/19	821,437
373,000	RR Donnelley & Sons Company^ 7.875%, 03/15/21	412,864
	Terex Corp.µ
579,000	6.000%, 05/15/21	606,502
52,000	6.500%, 04/01/20	55,868
241,000	Titan International, Inc.* 6.875%, 10/01/20	248,230
280,000 166,000	TransDigm, Inc. 5.500%, 10/15/20 7.750%, 12/15/18µ	282,100 178,035
238,000	Triumph Group, Inc.µ 4.875%, 04/01/21	231,901
274,000	United Continental Holdings, Inc.^ 6.375%, 06/01/18	285,131

See accompanying Notes to Schedule of Investments

Schedule of Investments    October 31, 2013

PRINCIPAL AMOUNT		VALUE
	United Rentals North America, Inc.µ
655,000	7.625%, 04/15/22	$735,237
643,000	6.125%, 06/15/23	663,094

		19,279,033

	Information Technology (1.2%)
970,000	ACI Worldwide, Inc.µ* 6.375%, 08/15/20	1,014,863
381,000	Activision Blizzard, Inc.µ* 5.625%, 09/15/21	394,335
	Amkor Technology, Inc.µ
392,000	6.375%, 10/01/22	388,815
112,000	6.625%, 06/01/21	112,420
103,000	ConvaTec Finance International, SAµ* 8.250%, 01/15/19	106,283
238,000	Equinix, Inc.µ 5.375%, 04/01/23	236,661
774,000	Hughes Satellite Systems Corp.µ 7.625%, 06/15/21	848,014
714,000	iGATE Corp.µ 9.000%, 05/01/16	767,996
476,000	J2 Global, Inc.µ 8.000%, 08/01/20	515,865
677,000	Lender Processing Services, Inc.µ 5.750%, 04/15/23	707,465
357,000	Magnachip Semiconductor, Inc.µ* 6.625%, 07/15/21	357,893
1,001,000	Nuance Communications, Inc.µ* 5.375%, 08/15/20	993,492
	NXP BV*
286,000	5.750%, 03/15/23	292,256
238,000	5.750%, 02/15/21	249,008
770,000	Sanmina Corp.µ* 7.000%, 05/15/19	820,050
	Seagate Technology, PLC
420,000	6.875%, 05/01/20µ	460,688
417,000	4.750%, 06/01/23^*	405,011
536,000	Sungard Data Systems, Inc.µ 6.625%, 11/01/19	560,120
405,000	ViaSat, Inc.µ 6.875%, 06/15/20	423,984
655,000	Viasystems, Inc.µ* 7.875%, 05/01/19	699,212
214,000	WEX, Inc.µ* 4.750%, 02/01/23	198,218

		10,552,649

	Materials (0.6%)
143,000	Ardagh Packaging Finance, PLC* 7.000%, 11/15/20	142,643
171,000	Chemtura Corp.µ 5.750%, 07/15/21	173,565
893,000	FMG Resources^* 8.250%, 11/01/19	992,346

PRINCIPAL AMOUNT		VALUE
315,000	FQM (Akubra), Inc.µ* 8.750%, 06/01/20	$348,075
525,000	Greif, Inc.µ 7.750%, 08/01/19	596,859
262,000	INEOS Group Holdings, SA^* 6.125%, 08/15/18	265,439
	New Gold, Inc.µ*
476,000	7.000%, 04/15/20	493,255
131,000	6.250%, 11/15/22	128,380
280,000	PH Glatfelter Companyµ 5.375%, 10/15/20	282,450
	Sealed Air Corp.µ*
245,000	6.500%, 12/01/20	266,284
135,000	5.250%, 04/01/23	132,469
179,000	Steel Dynamics, Inc.µ 6.375%, 08/15/22	195,222
679,000	Trinseo Op/ Trinseo Finance, Inc.^* 8.750%, 02/01/19	681,546
333,000	United States Steel Corp.^µ 6.875%, 04/01/21	347,153

		5,045,686

	Telecommunication Services (0.3%)
551,000	Brightstar Corp.µ* 7.250%, 08/01/18	601,623
331,000	Frontier Communications Corp.µ 7.625%, 04/15/24	350,239
	Intelsat, SA*
667,000	7.750%, 06/01/21µ	704,519
48,000	8.125%, 06/01/23	50,790
560,000	MetroPCS Wireless, Inc.µ* 6.625%, 04/01/23	586,250
280,000	SBA Communications Corp.µ 5.625%, 10/01/19	287,700
	Sprint Corp.µ*
302,000	7.875%, 09/15/23	327,481
77,000	7.250%, 09/15/21	83,016

		2,991,618

	Utilities (0.2%)
357,000	AES Corp.µ 7.375%, 07/01/21	404,749
591,000	AmeriGas Finance Corp.µ 7.000%, 05/20/22	637,172
	Calpine Corp.µ*
402,000	7.875%, 07/31/20	439,938
58,000	7.500%, 02/15/21	62,821

		1,544,680

	TOTAL CORPORATE BONDS	88,602,819

U.S. Government And Agency Security (0.1%)
393,000	United States Treasury Note~ 1.750%, 01/31/14	394,666

See accompanying Notes to Schedule of Investments

Schedule of Investments    October 31, 2013

NUMBER OF CONTRACTS		VALUE
Purchased Options (1.5%)#
	Consumer Discretionary (0.1%)
1,775	Lennar Corp. Call, 01/17/15, Strike $37.00	$971,812

	Energy (0.2%)
736	Continental Resources, Inc. Call, 01/17/15, Strike $105.00	1,799,520

	Financials (0.1%)
2,700	Citigroup, Inc. Call, 01/18/14, Strike $50.00	383,400

	Health Care (0.7%)
560	Celgene Corp. Call, 01/17/15, Strike $135.00	1,778,000
2,816	Gilead Sciences, Inc. Call, 01/17/15, Strike $72.50	2,661,120
190	Regeneron Pharmaceuticals, Inc. Call, 01/17/15, Strike $250.00	1,600,750

		6,039,870

	Information Technology (0.4%)
	Apple, Inc.
320	Call, 01/18/14, Strike $545.00	446,400
200	Call, 01/17/15, Strike $500.00	1,436,000
180	Google, Inc. Call, 01/17/15, Strike $1,020.00	1,997,100
390	VMware, Inc. - Class A Call, 01/18/14, Strike $110.00	2,925

		3,882,425

	TOTAL PURCHASED OPTIONS	13,077,027

	TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $101,968,076)	102,074,512

NUMBER OF SHARES		VALUE

CONVERTIBLE PREFERRED STOCKS (18.7%)
	Consumer Staples (0.7%)
54,000	Bunge, Ltd.µ 4.875%	5,936,625

	Energy (3.2%)
	Chesapeake Energy Corp.*
19,133	5.750%^	22,469,317
4,744	5.750%µ	5,613,931

		28,083,248

	Financials (5.9%)
350,000	Affiliated Managers Group, Inc.µ 5.150%	21,153,125
539,000	MetLife, Inc.^ 5.000%	15,485,470
9,100	Wells Fargo & Companyµ 7.500%	10,364,900

NUMBER OF SHARES		VALUE
103,333	Weyerhaeuser Company^ 6.375%	$5,698,815

		52,702,310

	Industrials (5.6%)
58,200	Genesee & Wyoming, Inc.^ 5.000%	7,833,429
91,966	Stanley Black & Decker, Inc.^µ 4.750%	11,744,058
480,000	United Technologies Corp.^µ 7.500%	30,374,400

		49,951,887

	Telecommunication Services (2.0%)
93,000	Crown Castle International Corp.^ 4.500%	9,521,340
161,000	Intelsat, SAµ 5.750%	8,726,200

		18,247,540

	Utilities (1.3%)
	NextEra Energy, Inc.
185,000	5.799%^	9,322,150
46,000	5.599%µ	2,656,500

		11,978,650

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $148,991,033)	166,900,260

COMMON STOCK (0.1%)
	Financials (0.1%)
13,850	American International Group, Inc.µ (Cost $623,250)	715,353

SHORT TERM INVESTMENT (1.7%)
15,285,247	Fidelity Prime Money Market Fund - Institutional Class (Cost $15,285,247)	15,285,247

TOTAL INVESTMENTS (136.7%) (Cost $1,146,643,172)		1,218,040,231

LIABILITIES, LESS OTHER ASSETS (-36.7%)		(326,690,291)

NET ASSETS (100.0%)		$891,349,940

NOTES TO SCHEDULE OF INVESTMENTS

^	Security, or portion of security, is on loan.

µ	Security, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $721,937,776. $163,137,307 of the collateral has been re-registered by one of the counterparties (see Note 7—Borrowings).

See accompanying Notes to Schedule of Investments

Schedule of Investments    October 31, 2013

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

‡	Variable rate or step bond security. The rate shown is the rate in effect at October 31, 2013.
~	Security, or portion of security, is segregated as collateral for swaps. The aggregate value of such securities is $2,334,854.

¤	The synthetic convertible securities strategy combines separate securities that together possess the economic characteristics similar to a convertible security.

#	Non-income producing security.

INTEREST RATE SWAPS

COUNTERPARTY	FIXED RATE (FUND PAYS)	FLOATING RATE (FUND RECEIVES)	TERMINATION DATE	NOTIONAL AMOUNT	UNREALIZED APPRECIATION/ (DEPRECIATION)
BNP Paribas, SA	2.430% quarterly	3 month LIBOR	04/14/14	$80,000,000	$(880,101)
BNP Paribas, SA	1.160% quarterly	3 month LIBOR	04/19/17	55,000,000	(620,625)
BNP Paribas, SA	1.140% quarterly	3 month LIBOR	03/14/17	40,000,000	(494,752)

					$(1,995,478)

See accompanying Notes to Schedule of Investments

The Fund’s unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets, statement of cash flows, financial highlights and schedule of investments as of April 30, 2014 and notes to such statements are included on the following pages.

Statement of Assets and Liabilities    April 30, 2014 (Unaudited)

ASSETS
Investments in securities, at value (cost $1,162,860,946)	$1,267,492,798
Receivables:
Accrued interest and dividends	13,312,308
Investments sold	4,809,629
Fund shares sold	119,091
Prepaid expenses	38,593
Other assets	190,151
Total assets	1,285,962,570
LIABILITIES
Unrealized depreciation on interest rate swaps	696,598
Payables:
Note payable	350,000,000
Investments purchased	7,461,160
Affiliates:
Investment advisory fees	831,001
Deferred compensation to trustees	190,151
Financial accounting fees	11,949
Trustees’ fees and officer compensation	4,846
Other accounts payable and accrued liabilities	225,486
Total liabilities	359,421,191
NET ASSETS	$926,541,379
COMPOSITION OF NET ASSETS
Common stock, no par value, unlimited shares authorized 68,456,589 shares issued and outstanding	$864,093,231
Undistributed net investment income (loss)	(27,682,654)
Accumulated net realized gain (loss) on investments, foreign currency transactions and interest rate swaps	(13,805,995)
Unrealized appreciation (depreciation) of investments, foreign currency translations and interest rate swaps	103,936,797
NET ASSETS	$926,541,379
Net asset value per common shares based upon 68,456,589 shares issued and outstanding	$13.53

Statement of Operations    Six Months Ended April 30, 2014 (Unaudited)

INVESTMENT INCOME
Interest	$27,778,171
Dividends	3,780,406
Securities lending income	63,648
Total investment income	31,622,225

EXPENSES
Investment advisory fees	4,992,575
Interest expense and related fees	1,341,964
Printing and mailing fees	79,110
Financial accounting fees	71,660
Accounting fees	39,140
Audit fees	30,828
Trustees’ fees and officer compensation	27,865
Custodian fees	20,559
Legal fees	13,801
Transfer agent fees	12,019
Registration fees	5,422
Other	44,206
Total expenses	6,679,149
NET INVESTMENT INCOME (LOSS)	24,943,076

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	6,377,149
Purchased options	(3,145,996)
Foreign currency transactions	1,941
Interest rate swaps	(1,314,475)
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	30,742,096
Purchased options	2,492,697
Foreign currency translations	620
Interest rate swaps	1,298,880
NET GAIN (LOSS)	36,452,912
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$61,395,988

Statements of Changes in Net Assets

	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2014	YEAR ENDED OCTOBER 31, 2013
OPERATIONS
Net investment income (loss)	$24,943,076	$50,930,740
Net realized gain (loss)	1,918,619	39,172,549
Change in unrealized appreciation/(depreciation)	34,534,293	37,597,728
Net increase (decrease) in net assets applicable to shareholders resulting from operations	61,395,988	127,701,017

DISTRIBUTIONS FROM
Net investment income	(38,638,079)	(77,004,188)

CAPITAL STOCK TRANSACTIONS
Proceeds from shares sold	10,406,028	—
Offering costs on shares	(9,391)	(84,120)
Reinvestment of distributions resulting in the issuance of stock	2,036,893	—
Net increase (decrease) in net assets from capital stock transactions	12,433,530	(84,120)
TOTAL INCREASE (DECREASE) IN NET ASSETS	35,191,439	50,612,709

NET ASSETS
Beginning of period	$891,349,940	$840,737,231
End of period	926,541,379	891,349,940
Undistributed net investment income (loss)	$(27,682,654)	$(13,987,651)

Statement of Cash Flows    Six Months Ended April 30, 2014 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$61,395,988
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(230,004,829)
Net purchases of short term investments	(3,058,446)
Proceeds from disposition of investment securities	237,710,896
Amortization and accretion of fixed-income securities	(2,980,842)
Net realized gains/losses from investments, excluding purchased options	(6,377,149)
Net realized gains/losses from purchased options	3,145,996
Change in unrealized appreciation or depreciation on investments, excluding purchased options	(30,742,096)
Change in unrealized appreciation or depreciation on purchased options	(2,492,697)
Change in unrealized appreciation or depreciation on interest rate swaps	(1,298,880)
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	953,503
Prepaid expenses	(27,194)
Other assets	(4,982)
Increase/(decrease) in liabilities:
Payables to affiliates	(4,935)
Other accounts payable and accrued liabilities	(49,318)
Net cash provided by/(used in) operating activities	$26,165,015

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	10,286,937
Offering costs related to shares sold	(9,391)
Distributions to shareholders	(36,601,186)
Net cash provided by/(used in) financing activities	$(26,323,640)
Net increase/(decrease) in cash	$(158,625)
Cash at beginning of period	$158,625
Cash at end of period	$—
Supplemental disclosure
Cash paid for interest and related fees	$1,338,866
Non-cash financing activities not included herein consists of reinvestment of dividends and distributions:	$2,036,893

Notes to Financial Statements    (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization.  Calamos Convertible Opportunities and Income Fund (the “Fund”) was organized as a Delaware statutory trust on April 17, 2002 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on June 26, 2002. The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal circumstances, the Fund will invest at least 80% of its managed assets in a diversified portfolio of convertibles and non-convertible income securities. “Managed assets” means the Fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

Fund Valuation.  The valuation of the Fund’s investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principle exchange at the time the Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time the Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principle exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

Notes to Financial Statements    (Unaudited)

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions.  Investment transactions are recorded on a trade date basis as of April 30, 2014. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex- dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation.  Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds.  Expenses directly attributable to the Fund are charged to the Fund; certain other common expenses of the Fund and Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund are allocated proportionately among each fund to which the expenses relate in relation to the net assets of each fund or on another reasonable basis.

Use of Estimates.  The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Income Taxes.  No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Fund’s taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

The Fund recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2009 – 2013 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications.  Under the Fund’s organizational documents, the Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.

Notes to Financial Statements    (Unaudited)

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays an annual fee, payable monthly, equal to 0.80% based on the average weekly managed assets. “Managed assets” means a fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

Pursuant to a financial accounting services agreement, during the period the Fund paid Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust, Calamos Advisors Trust and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Fund pays its pro rata share of the financial accounting services fee payable to Calamos Advisors based on its relative portion of combined assets used in calculating the fee.

The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of “Trustees’ fees and officer compensation” expense on the Statement of Operations.

A trustee and certain officers of the Fund are also officers and directors of Calamos Advisors. Such trustee and officers serve without direct compensation from the Fund.

The Fund has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of his compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $190,151 is included in “Other assets” on the Statement of Assets and Liabilities at April 30, 2014. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at April 30, 2014.

Note 3 – Investments

The cost of purchases and proceeds from sale of long-term investments for the period ended April 30, 2014 were as follows:

Cost of purchases	$219,769,340
Proceeds from sales	206,039,982

The following information is presented on a federal income tax basis as of April 30, 2014. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to temporary differences.

The cost basis of investments for federal income tax purposes at April 30, 2014 was as follows:

Cost basis of investments	$1,184,786,409

Gross unrealized appreciation	110,377,177
Gross unrealized depreciation	(27,670,788)

Net unrealized appreciation (depreciation)	$82,706,389

Notes to Financial Statements    (Unaudited)

Note 4 – Income Taxes

The Fund intends to make monthly distributions from its income available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, and net realized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component.

The tax character of distributions for the period ended April 30, 2014 will be determined at the end of the Fund’s current fiscal year.

Distributions for the year ended October 31, 2013 were characterized for federal income tax purposes as follows:

YEAR ENDED OCTOBER 31, 2013
Distributions paid from:
Ordinary income	$77,004,188

As of October 31, 2013, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed capital gains	—

Total undistributed earnings	—
Accumulated capital and other losses	(7,643,233)
Net unrealized gains/(losses)	47,478,559

Total accumulated earnings/(losses)	39,835,326
Other	(145,087)
Paid-in capital	851,659,701

Net assets applicable to common shareholders	$891,349,940

The Regulated Investment Company Modernization Act of 2010 (the “Act”) modernized various tax rules for regulated investment companies, and was effective for taxable years beginning after the enactment date of December 22, 2010. One significant change is to the treatment of capital loss carryforwards. Now, any capital losses recognized will retain their character as either short-term or long-term capital losses, will be utilized before the pre-Act capital loss carryforwards, and will be carried forward indefinitely, until applied in offsetting future capital gains.

As of October 31, 2013, the Fund had pre-Act capital loss carryforwards which, if not used, will expire as follows:

2018	$(1,243,566)
2019	(6,399,667)

Note 5 – Common Shares

There are unlimited common shares of beneficial interest authorized and 68,456,589 shares outstanding at April 30, 2014. Calamos Advisors owned 37,020 of the outstanding shares at April 30, 2014. Transactions in common shares were as follows:

	PERIOD ENDED APRIL 30, 2014	YEAR ENDED OCTOBER 31, 2013
Beginning shares	67,547,533	67,547,533
Shares sold	756,608	—
Shares issued through reinvestment of distributions	152,448	—

Ending shares	68,456,589	67,547,533

Notes to Financial Statements    (Unaudited)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

The Fund also may offer and sell common shares from time to time at an offering price equal to or in excess of the net asset value per share of the Fund’s common shares at the time such common shares are initially sold. Transactions for the period had net proceeds received in excess of net value of $126,451.

Note 6 – Derivative Instruments

Foreign Currency Risk.  The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. To mitigate the counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty payables and/or receivables of certain derivative financial instruments with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Fund and the counterparty and the amount of collateral due from the Fund or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward foreign currency contracts at April 30, 2014.

Equity Risk.  The Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Options written by the Fund do not typically give rise to counterparty credit risk since options written obligate the Fund and not the counterparty to perform. Exchange traded purchased options has minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.

Notes to Financial Statements    (Unaudited)

As of April 30, 2014, the Fund had outstanding purchased options as listed on the Schedule of Investments.

Interest Rate Risk.  The Fund engages in interest rate swaps primarily to hedge the interest rate risk on the Fund’s borrowings (see Note 7 – Borrowings). An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Unrealized gains are reported as an asset, and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on interest rate swaps in the Statement of Operations. A realized gain or loss is recorded in net realized gain (loss) on interest rate swaps in the Statement of Operations upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy of the Fund.

Premiums paid to or by a Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based upon third party vendor valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, counterparty’s creditworthiness, and the possible lack of liquidity with respect to the contracts.

As of April 30, 2014, the Fund had outstanding interest rate swap agreements as listed on the Schedule of Investments.

As of April 30, 2014, the Fund had outstanding derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
Gross amounts at fair value:
Interest rate swaps[1]	$—	$696,598
Options purchased[2]	22,563,185	—

	$22,563,185	$696,598

	GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES
	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL PLEDGED	NET AMOUNT RECEIVABLE IN THE EVENT OF DEFAULT	NET AMOUNT PAYABLE IN THE EVENT OF DEFAULT
Counterparty		ASSETS	LIABILITIES
BNP Paribas, SA	ISDA	$—	$696,598	$696,598	$—	$—

		$—	$696,598	$696,598	$—	$—

(1)	Generally, the Statement of Assets and Liabilities location for “Interest rate swaps” is “Unrealized appreciation (depreciation) on interest rate swaps.”

(2)	Generally, the Statement of Assets and Liabilities location for “Options purchased” is “Investments in securities.”

For the period ended April 30, 2014, the volume of derivative activity for the Fund is reflected below:*

DERIVATIVE ACTIVITY
Options purchased	24,814

*	Activity during the period is measured by opened number of contracts for options purchased.

Note 7 – Borrowings

The Fund, with the approval of its board of trustees, including its independent trustees, has entered into a financing package that includes a Committed Facility Agreement (the “BNP Agreement”) with BNP Paribas Prime Brokerage International Ltd. (“BNP”) that allows the Fund to borrow up to $200.0 million and a lending agreement (“Lending Agreement”), as defined below. In addition, the

Notes to Financial Statements    (Unaudited)

financing package also includes a Credit Agreement (the “SSB Agreement”, together with the BNP Agreement, “Agreements”) with State Street Bank and Trust Company (“SSB”) that allows the Fund to borrow up to an initial limit of $200.0 million, and a related securities lending authorization agreement (“Authorized Agreement”). Borrowings under the BNP Agreement and the SSB Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). BNP and SSB share an equal claim on the pledged collateral, subject to any adjustment that may be agreed upon between the lenders. Interest on the BNP Agreement is charged at the three month LIBOR (London Inter-bank Offered Rate) plus .65% on the amount borrowed and .55% on the undrawn balance. Interest on the SSB Agreement is charged on the drawn amount at the rate of Overnight LIBOR plus .80% and .10% on the undrawn balance (if the undrawn amount is more than 75% of the borrowing limit, the commitment fee is .20%). For the period ended April 30, 2014, the average borrowings under the Agreements were $350.0 million. For the period ended April 30, 2014, the average interest rate was 0.53%. As of April 30, 2014, the amount of total outstanding borrowings was $350.0 million, which approximates fair value. The interest rate applicable to the borrowings on April 30, 2014 was 0.88%.

The Lending Agreement with BNP is a separate side-agreement between the Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by the Fund to BNP under the BNP Agreement. The Lending Agreement is intended to permit the Fund to significantly reduce the cost of its borrowings under the BNP Agreement. BNP may re-register the Lent Securities in its own name or in another name other than the Fund, and may pledge, re-pledge, sell, lend or otherwise transfer or use the Lent Securities with all attendant rights of ownership. (It is the Fund’s understanding that BNP will perform due diligence to determine the creditworthiness of any party that borrows Lent Securities from BNP.) The Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by the Fund. During the period in which the Lent Securities are outstanding, BNP must remit payment to the Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities.

Under the terms of the Lending Agreement with BNP, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by the Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to the Fund’s custodian no later than three business days after such request. If the Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable to the Fund’s custodian for the ultimate delivery of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Fund shall also have the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair market value of such Lent Securities against the Current Borrowings.

Under the terms of the Authorized Agreement with SSB, all securities lent through SSB must be secured continuously by collateral received in cash, cash equivalents, or U.S. Treasury bills and maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral held by SSB on behalf of the Fund may be credited against the amounts borrowed under the SSB Agreement. Any amounts credited against the SSB Agreement would count against the Fund’s leverage limitations under the 1940 Act, unless otherwise covered in accordance with SEC release IC-10666. Under the terms of the Authorized Agreement with SSB, SSB will return the value of the collateral to the borrower upon the return of the lent securities, which will eliminate the credit against the SSB Agreement and will cause the amount drawn under the SSB Agreement to increase in an amount equal to the returned collateral. Under the terms of the securities Authorized Agreement with SSB, the Fund will make a variable “net income” payment related to any collateral credited against the SSB Agreement which will be paid to the securities borrower, less any payments due to the Fund or SSB under the terms of the Authorized Agreement. As of April 30, 2014, the Fund used approximately $151.3 million of its cash collateral to offset the SSB Agreement, representing 11.9% of managed assets, and was required to pay a “net income” payment equal to an annualized interest rate of 0.44%, which can fluctuate depending on interest rates.

Notes to Financial Statements    (Unaudited)

Note 8 – Fair Value Measurements

Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

•	Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•

Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•

Level 3 – Prices reflect unobservable market inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund’s investments. Transfers between the levels for investment securities or other financial instruments are measured at the end of the reporting period.

The following is a summary of the inputs used in valuing the Fund’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$463,759,674	$—	$463,759,674
Convertible Bonds	—	471,848,962	—	471,848,962
U.S. Government and Agency Security	—	1,137,489	—	1,137,489
Synthetic Convertible Securities (Corporate Bonds)	—	127,545,630	—	127,545,630
Synthetic Convertible Securities (U.S. Government and Agency Security)	—	313,134	—	313,134
Synthetic Convertible Securities (Purchased Options)	22,563,185	—	—	22,563,185
Convertible Preferred Stocks	105,236,034	53,731,046	—	158,967,080
Common Stocks U.S.	3,013,951	—	—	3,013,951
Short Term Investment	18,343,693	—	—	18,343,693

Total	$149,156,863	$1,118,335,935	$—	$1,267,492,798

Liabilities:
Interest Rate Swaps	$—	$696,598	$—	$696,598

Total	$—	$696,598	$—	$696,598

Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2014		2013	2012	2011	2010	2009
Net asset value, beginning of period	$13.20		$12.45	$12.31	$12.84	$11.83	$8.26
Income from investment operations:
Net investment income (loss)*	0.37		0.75	0.81	0.83	0.91	0.84
Net realized and unrealized gain (loss)	0.53		1.14	0.47	(0.23)	1.22	3.88
Distributions to preferred shareholders from:
Net investment income (common share equivalent basis)	—		—	—	—	—	(0.01)
Total from investment operations	0.90		1.89	1.28	0.60	2.13	4.71
Less distributions to common shareholders from:
Net investment income	(0.57)		(1.14)	(1.14)	(0.84)	(1.00)	(0.94)
Net realized gains	—		—	—	—	—	(0.02)
Return of capital	—		—	—	(0.30)	(0.14)	(0.18)
Total distributions	(0.57)		(1.14)	(1.14)	(1.14)	(1.14)	(1.14)
Capital charge resulting from issuance of common and preferred shares and related offering costs(a)	—		—	—	—	—	—
Premiums from shares sold in at the market offerings	—	(a)	—	— (a)	0.01	0.02	—
Net asset value, end of period	$13.53		$13.20	$12.45	$12.31	$12.84	$11.83
Market value, end of period	$13.75		$13.09	$12.51	$12.09	$13.09	$11.40
Total investment return based on:(b)
Net asset value	6.97%		16.08%	11.05%	4.92%	19.12%	62.00%
Market value	9.63%		14.56%	13.62%	1.08%	26.02%	41.70%
Net assets, end of period (000)	$926,541		$891,350	$840,737	$827,339	$801,354	$651,707
Ratios to average net assets applicable to common shareholders:
Net expenses(c)	1.48%	(d)	1.49%	1.57%	1.55%	1.67%	2.87%
Gross expenses prior to expense reductions and earnings credits(c)	1.48%	(d)	1.49%	1.57%	1.55%	1.71%	2.98%
Net expenses, excluding interest expense	1.18%	(d)	1.17%	1.17%	1.19%	1.19%	2.36%
Net investment income (loss)(c)	5.54%	(d)	5.92%	6.60%	6.56%	7.48%	8.79%
Preferred share distributions	—%		—%	—%	—%	—%	0.10%
Net investment income (loss), net of preferred share distributions from net investment income	5.54%	(d)	5.92%	6.60%	6.56%	7.48%	8.69%
Portfolio turnover rate	17%		62%	56%	44%	37%	30%
Average commission rate paid	$0.0291		$0.0295	$0.0230	$0.0222	$—	$—
Asset coverage per $1,000 of loan outstanding(e)	$3,647		$3,547	$3,950	$3,903	$5,152	$4,377

*	Net investment income allocated based on average shares method.

(a)	Amount equated to less than $0.005 per common share.

(b)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(c)	Does not reflect the effect of dividend payments to Preferred Shareholders.

(d)	Annualized.

(e)	Calculated by subtracting the Fund’s total liabilities (not including Note payable) and preferred shares from the Fund’s total assets and dividing this by the amount of note payable outstanding, and by multiplying the result by 1,000.

Schedule of Investments    April 30, 2014 (Unaudited)

PRINCIPAL AMOUNT		VALUE

CORPORATE BONDS (50.1%)
	Consumer Discretionary (10.3%)
1,098,000	Altice, SA* 7.750%, 05/15/22	$1,146,038
1,627,000	Bon-Ton Department Stores, Inc.^µ 8.000%, 06/15/21	1,562,937
275,000	Brunswick Corp.*µ 4.625%, 05/15/21	272,422
290,000	Century Communities* 6.875%, 05/15/22	287,793
1,569,000	Chrysler Group, LLC* 8.000%, 06/15/19	1,717,074
847,000	Cogeco Cable, Inc.*µ 4.875%, 05/01/20	853,882
4,793,000	Cooper Tire & Rubber Company^µ 8.000%, 12/15/19	5,392,125
3,550,000	Dana Holding Corp.µ 6.750%, 02/15/21	3,849,531
	DISH DBS Corp.µ
5,302,000	5.125%, 05/01/20	5,580,355
4,282,000	7.875%, 09/01/19^	5,084,875
3,137,000	Dufry Finance, SCA*µ 5.500%, 10/15/20	3,264,441
2,223,000	Golden Nugget Escrow, Inc.*^µ 8.500%, 12/01/21	2,293,858
1,039,000	Goodyear Tire & Rubber Companyµ 8.250%, 08/15/20	1,151,991
1,995,000	Greektown Holdings, LLC*^ 8.875%, 03/15/19	2,061,084
1,859,000	Hasbro, Inc.^µ 6.600%, 07/15/28	2,097,491
	Icahn Enterprises, LP*
3,027,000	5.875%, 02/01/22	3,079,973
1,851,000	6.000%, 08/01/20µ	1,959,746
427,000	4.875%, 03/15/19µ	433,138
3,921,000	Jaguar Land Rover Automotive, PLC*µ 8.125%, 05/15/21	4,445,434
	L Brands, Inc.µ
2,353,000	7.600%, 07/15/37	2,523,593
533,000	6.950%, 03/01/33	550,323
1,105,000	Liberty Interactive, LLC^µ 8.250%, 02/01/30	1,211,356
	Meritage Homes Corp.µ
2,667,000	7.150%, 04/15/20	2,968,705
1,496,000	7.000%, 04/01/22	1,644,665
1,467,000	NCL Corp., Ltd. - Class Cµ 5.000%, 02/15/18	1,521,096
	Neiman Marcus Group LTD, LLC*
482,000	8.750%, 10/15/21	533,815
384,000	8.000%, 10/15/21µ	422,160
2,216,000	Netflix, Inc.µ 5.375%, 02/01/21	2,314,335

PRINCIPAL AMOUNT		VALUE

	Numericable Group, SA*
2,196,000	6.000%, 05/15/22	$2,250,900
157,000	6.250%, 05/15/24	160,729
4,471,000	Outerwall, Inc.µ 6.000%, 03/15/19	4,644,251
839,000	Quiksilver, Inc. / QS Wholesale, Inc.*µ 7.875%, 08/01/18	910,839
3,031,000	Royal Caribbean Cruises, Ltd.^ 7.500%, 10/15/27	3,419,347
	Ryland Group, Inc.µ
4,314,000	6.625%, 05/01/20^	4,691,475
1,169,000	5.375%, 10/01/22	1,162,424
	Sally Holdings, LLC / Sally Capital, Inc.µ
1,467,000	5.750%, 06/01/22^	1,560,521
753,000	5.500%, 11/01/23	769,001
2,745,000	Service Corp. International^µ 7.500%, 04/01/27	2,949,159
2,290,000	Six Flags Entertainment Corp.*µ 5.250%, 01/15/21	2,322,919
2,351,000	Taylor Morrison Communities, Inc.*µ 5.250%, 04/15/21	2,381,857
1,157,000	Time, Inc.*^ 5.750%, 04/15/22	1,153,384
	Toll Brothers Finance Corp.
2,588,000	5.625%, 01/15/24^	2,691,520
902,000	4.000%, 12/31/18µ	925,678
2,980,000	Viking Cruises, Ltd.*µ 8.500%, 10/15/22	3,382,300

		95,600,540

	Consumer Staples (2.4%)
761,000	Alphabet Holding Company, Inc.µ 7.750%, 11/01/17	788,586
2,863,000	Fidelity & Guaranty Life Holdings, Inc.*µ 6.375%, 04/01/21	3,063,410
3,896,000	JBS USA, LLC*µ 7.250%, 06/01/21	4,207,680
4,235,000	Land O’Lakes, Inc.*^µ 6.000%, 11/15/22	4,475,866
	Post Holdings, Inc.µ
5,925,000	7.375%, 02/15/22	6,380,484
337,000	7.375%, 02/15/22*	359,326
2,471,000	Smithfield Foods, Inc.µ 6.625%, 08/15/22	2,696,479

		21,971,831

	Energy (10.4%)
2,620,000	Atwood Oceanics, Inc.µ 6.500%, 02/01/20	2,808,312
1,961,000	Berry Petroleum Company 6.375%, 09/15/22	2,024,733
1,961,000	Bonanza Creek Energy, Inc.µ 6.750%, 04/15/21	2,098,270
1,765,000	Calfrac Holdings, LP*µ 7.500%, 12/01/20	1,878,622

See accompanying Notes to Schedule of Investments

Schedule of Investments    April 30, 2014 (Unaudited)

PRINCIPAL AMOUNT		VALUE

	Calumet Specialty Products Partners, LP
1,804,000	7.625%, 01/15/22µ	$1,899,838
1,497,000	6.500%, 04/15/21*^	1,500,743
1,176,000	9.625%, 08/01/20µ	1,359,015
	Carrizo Oil & Gas, Inc.µ
3,467,000	7.500%, 09/15/20	3,813,700
2,561,000	8.625%, 10/15/18	2,745,072
1,302,000	Chesapeake Oilfield Operating, LLCµ 6.625%, 11/15/19	1,361,404
4,706,000	Cimarex Energy Company^µ 5.875%, 05/01/22	5,132,481
5,490,000	Drill Rigs Holdings, Inc.*µ 6.500%, 10/01/17	5,671,856
2,274,000	Energy Transfer Equity, LPµ 5.875%, 01/15/24	2,325,165
1,647,000	EPL Oil & Gas, Inc. 8.250%, 02/15/18	1,778,760
459,000	Forum Energy Technologies, Inc.*µ 6.250%, 10/01/21	486,827
4,314,000	Gulfmark Offshore, Inc.µ 6.375%, 03/15/22	4,489,256
5,004,000	Gulfport Energy Corp.µ 7.750%, 11/01/20	5,482,507
4,314,000	Laredo Petroleum, Inc.µ 7.375%, 05/01/22	4,777,755
	Linn Energy, LLCµ
3,921,000	8.625%, 04/15/20	4,239,581
1,569,000	7.250%, 11/01/19*‡	1,625,876
1,176,000	7.750%, 02/01/21	1,258,320
784,000	6.500%, 05/15/19	815,850
	Oasis Petroleum, Inc.µ
3,286,000	6.500%, 11/01/21	3,526,289
980,000	6.875%, 01/15/23	1,063,913
1,780,000	Pacific Drilling, SA*µ 5.375%, 06/01/20	1,737,725
2,156,000	Petroleum Geo-Services, ASA*µ 7.375%, 12/15/18	2,315,005
1,344,000	Pioneer Energy Services Corp.*µ 6.125%, 03/15/22	1,381,800
2,583,000	Rice Energy, Inc.*^ 6.250%, 05/01/22	2,584,614
3,921,000	SEACOR Holdings, Inc.µ 7.375%, 10/01/19	4,420,927
1,961,000	SESI, LLCµ 7.125%, 12/15/21	2,211,027
1,412,000	SM Energy Companyµ 6.500%, 11/15/21	1,523,195
2,667,000	Swift Energy Companyµ 8.875%, 01/15/20	2,817,019
2,823,000	Trinidad Drilling, Ltd.*^ 7.875%, 01/15/19	3,020,610
7,294,000	W&T Offshore, Inc.^ 8.500%, 06/15/19	7,918,549
2,180,000	Western Refining, Inc.µ 6.250%, 04/01/21	2,267,200

		96,361,816

PRINCIPAL AMOUNT		VALUE

	Financials (2.6%)
1,883,000	AON Corp.µ 8.205%, 01/01/27	$2,379,227
4,463,000	Black Knight InfoServ, LLCµ 5.750%, 04/15/23	4,794,177
1,020,000	DuPont Fabros Technology, LP 5.875%, 09/15/21	1,066,538
847,000	First Cash Financial Services, Inc.* 6.750%, 04/01/21	878,233
1,553,000	iStar Financial, Inc.µ 4.875%, 07/01/18	1,589,884
	Jefferies Finance, LLC*µ
3,333,000	7.375%, 04/01/20	3,510,066
943,000	6.875%, 04/15/22	947,715
1,796,000	Nationstar Mortgage, LLC / Nationstar Capital Corp.µ 6.500%, 07/01/21	1,720,792
4,314,000	Neuberger Berman Group, LLC*µ 5.875%, 03/15/22	4,626,765
2,314,000	Nuveen Investments, Inc.*^ 9.125%, 10/15/17	2,536,722

		24,050,119

	Health Care (5.6%)
2,529,000	Alere, Inc.µ 6.500%, 06/15/20	2,658,611
6,823,000	Community Health Systems, Inc.µ 7.125%, 07/15/20	7,330,461
998,000	ConvaTec Finance International, SA*µ 8.250%, 01/15/19	1,027,316
	Endo Health Solutions, Inc.
5,882,000	7.000%, 12/15/20	6,326,826
784,000	7.000%, 07/15/19	845,740
	HCA Holdings, Inc.µ
6,274,000	5.875%, 05/01/23	6,399,480
1,522,000	6.250%, 02/15/21	1,615,223
2,353,000	HCA, Inc.µ 7.750%, 05/15/21	2,588,300
4,514,000	Hologic, Inc.µ 6.250%, 08/01/20	4,784,840
1,208,000	Salix Pharmaceuticals, Ltd.*µ 6.000%, 01/15/21	1,297,845
4,314,000	Teleflex, Inc.^µ 6.875%, 06/01/19	4,610,588
4,823,000	Tenet Healthcare Corp.µ 6.750%, 02/01/20	5,088,265
	Valeant Pharmaceuticals International, Inc.*µ
4,863,000	7.000%, 10/01/20	5,227,725
753,000	7.500%, 07/15/21	840,536
745,000	VPII Escrow Corp.* 6.750%, 08/15/18	809,256

		51,451,012

See accompanying Notes to Schedule of Investments

Schedule of Investments    April 30, 2014 (Unaudited)

PRINCIPAL AMOUNT		VALUE

	Industrials (6.9%)
3,686,000	ACCO Brands Corp.µ 6.750%, 04/30/20	$3,824,225
2,020,000	Clean Harbors, Inc.µ 5.125%, 06/01/21	2,051,562
4,863,000	Deluxe Corp.µ 6.000%, 11/15/20	5,103,111
2,259,000	Digitalglobe, Inc.µ 5.250%, 02/01/21	2,229,351
4,286,000	Dycom Investments, Inc.µ 7.125%, 01/15/21	4,644,952
2,141,000	Edgen Murray Corp.*µ 8.750%, 11/01/20	2,476,869
1,729,000	Garda World Security Corp.*µ 7.250%, 11/15/21	1,812,208
2,216,000	GrafTech International, Ltd.^ 6.375%, 11/15/20	2,274,170
3,572,000	H&E Equipment Services, Inc.µ 7.000%, 09/01/22	3,935,897
2,745,000	Manitowoc Company, Inc.µ 8.500%, 11/01/20	3,086,409
1,122,000	Meritor, Inc.^ 6.750%, 06/15/21	1,187,918
1,161,000	Michael Baker Holdings, LLC / Michael Baker Finance Corp.*µ 8.875%, 04/15/19	1,175,513
2,274,000	Michael Baker International, LLC / CDL Acquisition Company, Inc.*µ 8.250%, 10/15/18	2,421,810
2,353,000	Navistar International Corp.^ 8.250%, 11/01/21	2,407,413
1,415,000	Nortek, Inc.µ 8.500%, 04/15/21	1,561,806
5,137,000	Rexel, SA*^µ 6.125%, 12/15/19	5,480,537
3,812,000	Terex Corp.µ 6.000%, 05/15/21	4,083,605
1,588,000	Titan International, Inc.*µ 6.875%, 10/01/20	1,675,340
	TransDigm, Inc.
1,843,000	5.500%, 10/15/20	1,864,886
1,094,000	7.750%, 12/15/18µ	1,164,426
1,569,000	Triumph Group, Inc.µ 4.875%, 04/01/21	1,557,233
1,804,000	United Continental Holdings, Inc.^ 6.375%, 06/01/18	1,949,448
	United Rentals North America, Inc.µ
4,314,000	7.625%, 04/15/22	4,869,427
1,098,000	6.125%, 06/15/23	1,183,095

		64,021,211

	Information Technology (5.2%)
761,000	ACI Worldwide, Inc.*µ 6.375%, 08/15/20	807,611

PRINCIPAL AMOUNT		VALUE

2,510,000	Activision Blizzard, Inc.*µ 5.625%, 09/15/21	$2,680,994
	Amkor Technology, Inc.µ
2,580,000	6.375%, 10/01/22^	2,705,775
736,000	6.625%, 06/01/21	787,520
6,274,000	Belden, Inc.*^µ 5.500%, 09/01/22	6,344,583
1,569,000	Equinix, Inc.µ 5.375%, 04/01/23	1,603,322
5,098,000	Hughes Satellite Systems Corp.µ 7.625%, 06/15/21	5,757,554
3,137,000	J2 Global, Inc.µ 8.000%, 08/01/20	3,413,448
2,353,000	Magnachip Semiconductor, Inc.^ 6.625%, 07/15/21	2,341,235
6,596,000	Nuance Communications, Inc.*^µ 5.375%, 08/15/20	6,666,082
	NXP Semiconductors, NV*µ
1,569,000	5.750%, 02/15/21	1,662,159
627,000	5.750%, 03/15/23	660,701
3,533,000	Sungard Data Systems, Inc.µ 6.625%, 11/01/19	3,709,650
2,667,000	ViaSat, Inc.µ 6.875%, 06/15/20	2,862,024
4,314,000	Viasystems, Inc.*µ 7.875%, 05/01/19	4,621,373
1,412,000	WEX, Inc.*µ 4.750%, 02/01/23	1,326,398

		47,950,429

	Materials (3.5%)
1,125,000	Chemtura Corp.µ 5.750%, 07/15/21	1,169,297
	First Quantum Minerals, Ltd.*
1,194,000	7.000%, 02/15/21	1,210,418
1,194,000	6.750%, 02/15/20	1,208,925
5,882,000	FMG Resources*^ 8.250%, 11/01/19	6,492,257
3,459,000	Greif, Inc.µ 7.750%, 08/01/19	3,958,393
	INEOS Group Holdings, SA*^
1,725,000	6.125%, 08/15/18	1,791,844
941,000	5.875%, 02/15/19	960,996
	New Gold, Inc.*µ
3,137,000	7.000%, 04/15/20	3,315,417
863,000	6.250%, 11/15/22	886,733
1,843,000	PH Glatfelter Companyµ 5.375%, 10/15/20	1,921,327
	Sealed Air Corp.*µ
1,612,000	6.500%, 12/01/20	1,786,298
886,000	5.250%, 04/01/23	899,290
4,471,000	Trinseo Materials Operating, SCAµ 8.750%, 02/01/19	4,786,764
2,196,000	United States Steel Corp.^µ 6.875%, 04/01/21	2,345,602

		32,733,561

See accompanying Notes to Schedule of Investments

Schedule of Investments    April 30, 2014 (Unaudited)

PRINCIPAL AMOUNT		VALUE

	Telecommunication Services (2.1%)
1,597,000	CenturyLink, Inc.µ 6.750%, 12/01/23	$1,717,645
2,182,000	Frontier Communications Corp.µ 7.625%, 04/15/24	2,266,553
	Intelsat, SA
4,392,000	7.750%, 06/01/21^	4,584,150
314,000	8.125%, 06/01/23	330,681
1,843,000	SBA Communications Corp.µ 5.625%, 10/01/19	1,939,758
	Sprint Corp.*µ
2,525,000	7.875%, 09/15/23	2,783,812
1,161,000	7.125%, 06/15/24	1,216,873
812,000	7.250%, 09/15/21	885,080
3,686,000	T-Mobile USA, Inc.^ 6.625%, 04/01/23	3,953,235

		19,677,787

	Utilities (1.1%)
2,353,000	AES Corp.µ 7.375%, 07/01/21	2,695,655
3,890,000	AmeriGas Finance Corp.^µ 7.000%, 05/20/22	4,288,725
	Calpine Corp.*
2,353,000	7.875%, 07/31/20µ	2,585,359
339,000	7.500%, 02/15/21^	371,629

		9,941,368

	TOTAL CORPORATE BONDS (Cost $440,224,617)	463,759,674

CONVERTIBLE BONDS (50.9%)
	Consumer Discretionary (11.4%)
6,400,000	HomeAway, Inc.* 0.125%, 04/01/19	6,183,680
	Iconix Brand Group, Inc.µ
5,600,000	1.500%, 03/15/18	8,180,704
2,000,000	2.500%, 06/01/16	2,891,680
	Jarden Corp.*^
8,015,000	1.125%, 03/15/34	7,992,839
6,000,000	1.500%, 06/15/19µ	7,096,020
2,350,000	KB Home^ 1.375%, 02/01/19	2,322,341
16,850,000	Liberty Interactive, LLC (Time Warner Cable, Inc., Time Warner, Inc.)§ 0.750%, 03/30/43	21,965,997
5,050,000	Liberty Media Corp.*^ 1.375%, 10/15/23	4,918,902
10,500,000	MGM Resorts International^µ 4.250%, 04/15/15	14,952,367
6,027,000	Priceline Group, Inc.^µ 1.000%, 03/15/18	8,429,151

PRINCIPAL AMOUNT			VALUE

4,800,000		Standard Pacific Corp.^µ 1.250%, 08/01/32	$5,819,832
		Tesla Motors, Inc.
12,150,000		1.250%, 03/01/21	11,071,019
4,000,000		0.250%, 03/01/19^	3,713,060

			105,537,592

		Energy (1.2%)
8,500,000		Chesapeake Energy Corp.^µ 2.250%, 12/15/38	8,097,950
3,300,000		Energy XXI Bermuda, Ltd.*µ 3.000%, 12/15/18	3,260,153

			11,358,103

		Financials (5.7%)
		Ares Capital Corp.µ
7,300,000		4.750%, 01/15/18	7,849,872
4,027,000		5.750%, 02/01/16	4,373,866
1,600,000	EUR	Azimut Holding S.p.A. 2.125%, 11/25/20	2,537,678
2,850,000		Health Care REIT, Inc.µ 3.000%, 12/01/29	3,519,964
3,500,000		IAS Operating Partnership, LP*µ 5.000%, 03/15/18	3,413,568
1,215,000		Jefferies Group, Inc.µ 3.875%, 11/01/29	1,291,648
		MGIC Investment Corp.µ
5,400,000		5.000%, 05/01/17^	6,215,319
4,400,000		2.000%, 04/01/20	6,294,552
5,000,000		National Health Investors, Inc. 3.250%, 04/01/21	5,008,800
3,047,000		Portfolio Recovery Associates, Inc.*µ 3.000%, 08/01/20	3,579,844
4,800,000		Prologis, Inc.^ 3.250%, 03/15/15	5,487,216
2,900,000		Starwood Property Trust, Inc.^ 4.550%, 03/01/18	3,357,693

			52,930,020

		Health Care (11.3%)
		BioMarin Pharmaceutical, Inc.^
5,742,000		0.750%, 10/15/18	5,886,785
5,711,000		1.500%, 10/15/20µ	5,872,450
5,900,000		Cepheid, Inc.*^ 1.250%, 02/01/21	5,953,041
12,250,000		Cubist Pharmaceuticals, Inc.*^µ 1.875%, 09/01/20	14,264,757
3,050,000		Emergent Biosolutions, Inc.*^ 2.875%, 01/15/21	3,417,174
3,175,000		Fluidigm Corp.µ 2.750%, 02/01/34	3,385,391
4,100,000		Gilead Sciences, Inc. 1.625%, 05/01/16	14,145,205
2,800,000		Hologic, Inc.‡ 2.000%, 12/15/37	3,148,376

See accompanying Notes to Schedule of Investments

Schedule of Investments    April 30, 2014 (Unaudited)

PRINCIPAL AMOUNT		VALUE

2,644,000	Illumina, Inc.*µ 0.250%, 03/15/16	$4,491,244
1,435,000	Incyte Corp, Ltd.*µ 1.250%, 11/15/20	1,760,652
1,304,000	Medicines Company 1.375%, 06/01/17	1,541,452
5,689,000	Medidata Solutions, Inc.*^ 1.000%, 08/01/18	5,741,879
5,745,000	Molina Healthcare, Inc.^ 1.125%, 01/15/20	6,485,473
5,450,000	Salix Pharmaceuticals, Ltd.^µ 1.500%, 03/15/19	9,771,796
12,700,000	WellPoint, Inc.µ 2.750%, 10/15/42	18,560,923

		104,426,598

	Industrials (3.4%)
3,397,000	Air Lease Corp.^ 3.875%, 12/01/18	4,911,518
3,650,000	Alliant Techsystems, Inc.µ 3.000%, 08/15/24	6,872,950
1,550,000	Greenbrier Companies, Inc.µ 3.500%, 04/01/18	2,402,353
10,500,000	Trinity Industries, Inc.^µ 3.875%, 06/01/36	17,407,635

		31,594,456

	Information Technology (15.3%)
3,300,000	Cardtronics, Inc.* 1.000%, 12/01/20	3,072,861
3,300,000	Citrix Systems, Inc.* 0.500%, 04/15/19	3,300,000
6,400,000	Concur Technologies, Inc.*^µ 0.500%, 06/15/18	6,869,408
3,450,000	Cornerstone OnDemand, Inc.* 1.500%, 07/01/18	3,589,121
759,000	Electronic Arts, Inc.^ 0.750%, 07/15/16	866,672
4,400,000	Finisar Corp.*^ 0.500%, 12/15/33	5,057,580
6,200,000	InvenSense, Inc.*^µ 1.750%, 11/01/18	7,449,672
11,944,000	Linear Technology Corp. 3.000%, 05/01/27	13,986,723
14,250,000	Mentor Graphics Corp.^ 4.000%, 04/01/31	17,284,751
4,165,000	Netsuite, Inc.*^ 0.250%, 06/01/18	4,283,702
1,814,000	Novellus Systems, Inc.^ 2.625%, 05/15/41	3,213,664
3,300,000	NVIDIA Corp.*^µ 1.000%, 12/01/18	3,709,613
5,757,000	ON Semiconductor Corp.^ 2.625%, 12/15/26	7,028,606

PRINCIPAL AMOUNT		VALUE

3,600,000	Salesforce.com, Inc.^µ 0.250%, 04/01/18	$3,967,866
25,000,000	SanDisk Corp.*^µ 0.500%, 10/15/20	28,450,500
11,550,000	ServiceNow, Inc.*^ 0.000%, 11/01/18	11,685,366
1,531,000	SunEdison, Inc.* 2.000%, 10/01/18	2,284,099
6,700,000	Take-Two Interactive Software, Inc.^µ 1.000%, 07/01/18	7,849,452
	Workday, Inc.*µ
3,450,000	1.500%, 07/15/20	4,044,107
3,450,000	0.750%, 07/15/18	3,986,268

		141,980,031

	Materials (2.6%)
6,950,000	Cemex, SAB de CV 3.250%, 03/15/16	9,896,904
5,200,000	Glencore Finance Europe, SAµ 5.000%, 12/31/14	5,704,820
	RTI International Metals, Inc.
2,800,000	1.625%, 10/15/19^	2,823,002
2,600,000	3.000%, 12/01/15	2,776,228
2,600,000	Steel Dynamics, Inc.µ 5.125%, 06/15/14	2,821,208

		24,022,162

	TOTAL CONVERTIBLE BONDS (Cost $419,536,787)	471,848,962

U.S. GOVERNMENT AND AGENCY SECURITY (0.1%)
1,137,000	United States Treasury Note~ 0.125%, 12/31/14 (Cost $1,137,000)	1,137,489

SYNTHETIC CONVERTIBLE SECURITIES (16.2%) ¤
Corporate Bonds (13.8%)
	Consumer Discretionary (2.8%)
302,000	Altice, SA* 7.750%, 05/15/22	315,213
448,000	Bon-Ton Department Stores, Inc.^µ 8.000%, 06/15/21	430,360
75,000	Brunswick Corp.*µ 4.625%, 05/15/21	74,297
80,000	Century Communities* 6.875%, 05/15/22	79,391
431,000	Chrysler Group, LLC* 8.000%, 06/15/19	471,676
233,000	Cogeco Cable, Inc.*µ 4.875%, 05/01/20	234,893
1,318,000	Cooper Tire & Rubber Company^µ 8.000%, 12/15/19	1,482,750
976,000	Dana Holding Corp.µ 6.750%, 02/15/21	1,058,350

See accompanying Notes to Schedule of Investments

Schedule of Investments    April 30, 2014 (Unaudited)

PRINCIPAL AMOUNT		VALUE

	DISH DBS Corp.µ
1,458,000	5.125%, 05/01/20	$1,534,545
1,178,000	7.875%, 09/01/19^	1,398,875
863,000	Dufry Finance, SCA*µ 5.500%, 10/15/20	898,059
611,000	Golden Nugget Escrow, Inc.*^µ 8.500%, 12/01/21	630,476
286,000	Goodyear Tire & Rubber Companyµ 8.250%, 08/15/20	317,103
549,000	Greektown Holdings, LLC*^ 8.875%, 03/15/19	567,186
511,000	Hasbro, Inc.^µ 6.600%, 07/15/28	576,556
	Icahn Enterprises, LP*
833,000	5.875%, 02/01/22	847,577
509,000	6.000%, 08/01/20µ	538,904
118,000	4.875%, 03/15/19µ	119,696
1,079,000	Jaguar Land Rover Automotive, PLC*µ 8.125%, 05/15/21	1,223,316
	L Brands, Inc.µ
647,000	7.600%, 07/15/37	693,907
147,000	6.950%, 03/01/33	151,778
304,000	Liberty Interactive, LLC^µ 8.250%, 02/01/30	333,260
	Meritage Homes Corp.µ
733,000	7.150%, 04/15/20	815,921
412,000	7.000%, 04/01/22	452,942
403,000	NCL Corp., Ltd. - Class Cµ 5.000%, 02/15/18	417,861
	Neiman Marcus Group LTD, LLC*
133,000	8.750%, 10/15/21	147,298
106,000	8.000%, 10/15/21µ	116,534
609,000	Netflix, Inc.µ 5.375%, 02/01/21	636,024
	Numericable Group, SA*
604,000	6.000%, 05/15/22	619,100
43,000	6.250%, 05/15/24	44,021
1,229,000	Outerwall, Inc.µ 6.000%, 03/15/19	1,276,624
231,000	Quiksilver, Inc. / QS Wholesale, Inc.*µ 7.875%, 08/01/18	250,779
834,000	Royal Caribbean Cruises, Ltd.^ 7.500%, 10/15/27	940,856
	Ryland Group, Inc.µ
1,186,000	6.625%, 05/01/20^	1,289,775
321,000	5.375%, 10/01/22	319,194
	Sally Holdings, LLC / Sally Capital, Inc.µ
403,000	5.750%, 06/01/22^	428,691
207,000	5.500%, 11/01/23	211,399
755,000	Service Corp. International^µ 7.500%, 04/01/27	811,153
630,000	Six Flags Entertainment Corp.*µ 5.250%, 01/15/21	639,056
647,000	Taylor Morrison Communities, Inc.*µ 5.250%, 04/15/21	655,492

PRINCIPAL AMOUNT		VALUE

318,000	Time, Inc.*^ 5.750%, 04/15/22	$317,006
	Toll Brothers Finance Corp.
712,000	5.625%, 01/15/24^	740,480
248,000	4.000%, 12/31/18µ	254,510
820,000	Viking Cruises, Ltd.*µ 8.500%, 10/15/22	930,700

		26,293,584

	Consumer Staples (0.7%)
209,000	Alphabet Holding Company, Inc.µ 7.750%, 11/01/17	216,576
787,000	Fidelity & Guaranty Life Holdings, Inc.*µ 6.375%, 04/01/21	842,090
1,072,000	JBS USA, LLC*µ 7.250%, 06/01/21	1,157,760
1,165,000	Land O’Lakes, Inc.*^µ 6.000%, 11/15/22	1,231,260
	Post Holdings, Inc.µ
1,630,000	7.375%, 02/15/22	1,755,306
93,000	7.375%, 02/15/22*	99,161
679,000	Smithfield Foods, Inc.µ 6.625%, 08/15/22	740,959

		6,043,112

	Energy (2.9%)
721,000	Atwood Oceanics, Inc.µ 6.500%, 02/01/20	772,822
539,000	Berry Petroleum Company 6.375%, 09/15/22	556,517
539,000	Bonanza Creek Energy, Inc.µ 6.750%, 04/15/21	576,730
485,000	Calfrac Holdings, LP*µ 7.500%, 12/01/20	516,222
	Calumet Specialty Products Partners, LP
496,000	7.625%, 01/15/22µ	522,350
412,000	6.500%, 04/15/21*^	413,030
324,000	9.625%, 08/01/20µ	374,423
	Carrizo Oil & Gas, Inc.µ
953,000	7.500%, 09/15/20	1,048,300
704,000	8.625%, 10/15/18	754,600
358,000	Chesapeake Oilfield Operating, LLCµ 6.625%, 11/15/19	374,334
1,294,000	Cimarex Energy Company^µ 5.875%, 05/01/22	1,411,269
1,510,000	Drill Rigs Holdings, Inc.*µ 6.500%, 10/01/17	1,560,019
626,000	Energy Transfer Equity, LPµ 5.875%, 01/15/24	640,085
453,000	EPL OIl & Gas, Inc. 8.250%, 02/15/18	489,240
126,000	Forum Energy Technologies, Inc.*µ 6.250%, 10/01/21	133,639
1,186,000	Gulfmark Offshore, Inc.µ 6.375%, 03/15/22	1,234,181

See accompanying Notes to Schedule of Investments

Schedule of Investments    April 30, 2014 (Unaudited)

PRINCIPAL AMOUNT		VALUE

1,376,000	Gulfport Energy Corp.µ 7.750%, 11/01/20	$1,507,580
1,186,000	Laredo Petroleum, Inc.µ 7.375%, 05/01/22	1,313,495
	Linn Energy, LLCµ
1,079,000	8.625%, 04/15/20	1,166,669
431,000	7.250%, 11/01/19*‡	446,624
324,000	7.750%, 02/01/21	346,680
216,000	6.500%, 05/15/19	224,775
	Oasis Petroleum, Inc.µ
904,000	6.500%, 11/01/21	970,105
270,000	6.875%, 01/15/23	293,119
490,000	Pacific Drilling, SA*µ 5.375%, 06/01/20	478,362
593,000	Petroleum Geo-Services, ASA*µ 7.375%, 12/15/18	636,734
370,000	Pioneer Energy Services Corp.*µ 6.125%, 03/15/22	380,406
710,000	Rice Energy, Inc.*^ 6.250%, 05/01/22	710,444
1,079,000	SEACOR Holdings, Inc.µ 7.375%, 10/01/19	1,216,572
539,000	SESI, LLCµ 7.125%, 12/15/21	607,722
388,000	SM Energy Companyµ 6.500%, 11/15/21	418,555
733,000	Swift Energy Companyµ 8.875%, 01/15/20	774,231
777,000	Trinidad Drilling, Ltd.*^ 7.875%, 01/15/19	831,390
2,006,000	W&T Offshore, Inc.^ 8.500%, 06/15/19	2,177,764
600,000	Western Refining, Inc.µ 6.250%, 04/01/21	624,000

		26,502,988

	Financials (0.7%)
518,000	AON Corp.µ 8.205%, 01/01/27	654,509
1,227,000	Black Knight InfoServ, LLCµ 5.750%, 04/15/23	1,318,049
280,000	DuPont Fabros Technology, LP 5.875%, 09/15/21	292,775
233,000	First Cash Financial Services, Inc.* 6.750%, 04/01/21	241,592
427,000	iStar Financial, Inc.µ 4.875%, 07/01/18	437,141
	Jefferies Finance, LLC*µ
917,000	7.375%, 04/01/20	965,716
259,000	6.875%, 04/15/22	260,295
494,000	Nationstar Mortgage, LLC / Nationstar Capital Corp.µ 6.500%, 07/01/21	473,314
1,186,000	Neuberger Berman Group, LLC*µ 5.875%, 03/15/22	1,271,985

PRINCIPAL AMOUNT		VALUE

636,000	Nuveen Investments, Inc.*^ 9.125%, 10/15/17	$697,215

		6,612,591

	Health Care (1.5%)
696,000	Alere, Inc.µ 6.500%, 06/15/20	731,670
1,877,000	Community Health Systems, Inc.µ 7.125%, 07/15/20	2,016,602
274,000	ConvaTec Finance International, SA*µ 8.250%, 01/15/19	282,049
	Endo Health Solutions, Inc.
1,618,000	7.000%, 12/15/20	1,740,361
216,000	7.000%, 07/15/19	233,010
	HCA Holdings, Inc.µ
1,726,000	5.875%, 05/01/23	1,760,520
418,000	6.250%, 02/15/21	443,602
647,000	HCA, Inc.µ 7.750%, 05/15/21	711,700
1,241,000	Hologic, Inc.µ 6.250%, 08/01/20	1,315,460
332,000	Salix Pharmaceuticals, Ltd.*µ 6.000%, 01/15/21	356,693
1,186,000	Teleflex, Inc.^µ 6.875%, 06/01/19	1,267,537
1,327,000	Tenet Healthcare Corp.µ 6.750%, 02/01/20	1,399,985
	Valeant Pharmaceuticals International, Inc.*µ
1,337,000	7.000%, 10/01/20	1,437,275
207,000	7.500%, 07/15/21	231,064
205,000	VPII Escrow Corp.* 6.750%, 08/15/18	222,681

		14,150,209

	Industrials (1.9%)
1,014,000	ACCO Brands Corp.µ 6.750%, 04/30/20	1,052,025
555,000	Clean Harbors, Inc.µ 5.125%, 06/01/21	563,672
1,337,000	Deluxe Corp.µ 6.000%, 11/15/20	1,403,014
621,000	Digitalglobe, Inc.µ 5.250%, 02/01/21	612,849
1,179,000	Dycom Investments, Inc.µ 7.125%, 01/15/21	1,277,741
589,000	Edgen Murray Corp.*µ 8.750%, 11/01/20	681,399
476,000	Garda World Security Corp.*µ 7.250%, 11/15/21	498,908
609,000	GrafTech International, Ltd.^ 6.375%, 11/15/20	624,986
983,000	H&E Equipment Services, Inc.µ 7.000%, 09/01/22	1,083,143
755,000	Manitowoc Company, Inc.µ 8.500%, 11/01/20	848,903

See accompanying Notes to Schedule of Investments

Schedule of Investments    April 30, 2014 (Unaudited)

PRINCIPAL AMOUNT		VALUE

308,000	Meritor, Inc.^ 6.750%, 06/15/21	$326,095
319,000	Michael Baker Holdings, LLC / Michael Baker Finance Corp.*µ 8.875%, 04/15/19	322,988
626,000	Michael Baker International, LLC / CDL Acquisition Company, Inc.*µ 8.250%, 10/15/18	666,690
647,000	Navistar International Corp.^ 8.250%, 11/01/21	661,962
389,000	Nortek, Inc.µ 8.500%, 04/15/21	429,359
1,413,000	Rexel, SA*^µ 6.125%, 12/15/19	1,507,494
1,048,000	Terex Corp.µ 6.000%, 05/15/21	1,122,670
437,000	Titan International, Inc.*µ 6.875%, 10/01/20	461,035
	TransDigm, Inc.
507,000	5.500%, 10/15/20	513,021
301,000	7.750%, 12/15/18µ	320,377
431,000	Triumph Group, Inc.µ 4.875%, 04/01/21	427,768
496,000	United Continental Holdings, Inc.^ 6.375%, 06/01/18	535,990
	United Rentals North America, Inc.µ
1,186,000	7.625%, 04/15/22	1,338,697
302,000	6.125%, 06/15/23	325,405

		17,606,191

	Information Technology (1.4%)
209,000	ACI Worldwide, Inc.*µ 6.375%, 08/15/20	221,801
690,000	Activision Blizzard, Inc.*µ 5.625%, 09/15/21	737,006
	Amkor Technology, Inc.µ
710,000	6.375%, 10/01/22^	744,612
203,000	6.625%, 06/01/21	217,210
1,726,000	Belden, Inc.*^µ 5.500%, 09/01/22	1,745,417
431,000	Equinix, Inc.µ 5.375%, 04/01/23	440,428
1,402,000	Hughes Satellite Systems Corp.µ 7.625%, 06/15/21	1,583,384
863,000	J2 Global, Inc.µ 8.000%, 08/01/20	939,052
647,000	Magnachip Semiconductor, Inc.^ 6.625%, 07/15/21	643,765
1,814,000	Nuance Communications, Inc.*^µ 5.375%, 08/15/20	1,833,274
	NXP Semiconductors, NV*µ
431,000	5.750%, 02/15/21	456,591
173,000	5.750%, 03/15/23	182,299
972,000	Sungard Data Systems, Inc.µ 6.625%, 11/01/19	1,020,600

PRINCIPAL AMOUNT		VALUE

733,000	ViaSat, Inc.µ 6.875%, 06/15/20	$786,601
1,186,000	Viasystems, Inc.*µ 7.875%, 05/01/19	1,270,502
388,000	WEX, Inc.*µ 4.750%, 02/01/23	364,478

		13,187,020

	Materials (1.0%)
310,000	Chemtura Corp.µ 5.750%, 07/15/21	322,206
	First Quantum Minerals, Ltd.*
329,000	7.000%, 02/15/21	333,524
329,000	6.750%, 02/15/20	333,113
1,618,000	FMG Resources*^ 8.250%, 11/01/19	1,785,867
951,000	Greif, Inc.µ 7.750%, 08/01/19	1,088,301
	INEOS Group Holdings, SA*^
475,000	6.125%, 08/15/18	493,406
259,000	5.875%, 02/15/19	264,504
	New Gold, Inc.*µ
863,000	7.000%, 04/15/20	912,083
237,000	6.250%, 11/15/22	243,518
507,000	PH Glatfelter Companyµ 5.375%, 10/15/20	528,548
	Sealed Air Corp.*µ
443,000	6.500%, 12/01/20	490,899
244,000	5.250%, 04/01/23	247,660
1,229,000	Trinseo Materials Operating, SCAµ 8.750%, 02/01/19	1,315,798
604,000	United States Steel Corp.^µ 6.875%, 04/01/21	645,147

		9,004,574

	Telecommunication Services (0.6%)
439,000	CenturyLink, Inc.µ 6.750%, 12/01/23	472,164
600,000	Frontier Communications Corp.µ 7.625%, 04/15/24	623,250
	Intelsat, SA
1,208,000	7.750%, 06/01/21^	1,260,850
86,000	8.125%, 06/01/23	90,569
507,000	SBA Communications Corp.µ 5.625%, 10/01/19	533,618
	Sprint Corp.*µ
695,000	7.875%, 09/15/23	766,237
319,000	7.125%, 06/15/24	334,352
223,000	7.250%, 09/15/21	243,070
1,014,000	T-Mobile USA, Inc.^ 6.625%, 04/01/23	1,087,515

		5,411,625

	Utilities (0.3%)
647,000	AES Corp.µ 7.375%, 07/01/21	741,219

See accompanying Notes to Schedule of Investments

Schedule of Investments    April 30, 2014 (Unaudited)

PRINCIPAL AMOUNT		VALUE

1,070,000	AmeriGas Finance Corp.^µ 7.000%, 05/20/22	$1,179,675
	Calpine Corp.*
647,000	7.875%, 07/31/20µ	710,891
93,000	7.500%, 02/15/21^	101,951

		2,733,736

	TOTAL CORPORATE BONDS	127,545,630

U.S. Government and Agency Security (0.0%)
313,000	United States Treasury Note~ 0.125%, 12/31/14	313,134

NUMBER OF CONTRACTS		VALUE
Purchased Options (2.4%) #
	Consumer Discretionary (0.3%)
8,100	D.R. Horton, Inc. Call, 08/16/14, Strike $24.00	664,200
1,775	Lennar Corp. Call, 01/17/15, Strike $37.00	825,375
515	Michael Kors Holdings, Ltd. Call, 01/17/15, Strike $82.50	785,375
4,900	Toll Brothers, Inc. Call, 09/20/14, Strike $37.00	673,750

		2,948,700

	Energy (0.3%)
736	Continental Resources, Inc. Call, 01/17/15, Strike $105.00	2,675,360

	Health Care (1.0%)
3,825	Gilead Sciences, Inc. Call, 01/17/15, Strike $72.50	4,570,875
3,760	Mylan, Inc. Call, 01/17/15, Strike $45.00	3,308,800
190	Regeneron Pharmaceuticals, Inc. Call, 01/17/15, Strike $250.00	1,302,450

		9,182,125

	Information Technology (0.8%)
200	Apple, Inc. Call, 01/17/15, Strike $500.00	1,914,500
1,940	Facebook, Inc. Call, 01/17/15, Strike $67.50	1,096,100
180	Google, Inc. Call, 01/17/15, Strike $1,020.00	1,937,700
410	Linkedin Corp. Call, 01/17/15, Strike $190.00	438,700
4,000	Micron Technology, Inc. Call, 01/15/16, Strike $25.00	2,370,000

		7,757,000

	TOTAL PURCHASED OPTIONS	22,563,185

	TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $144,445,522)	150,421,949

NUMBER OF SHARES		VALUE

CONVERTIBLE PREFERRED STOCKS (17.2%)
	Consumer Staples (0.6%)
54,000	Bunge, Ltd.µ 4.875%	$5,724,000

	Energy (2.5%)
19,133	Chesapeake Energy Corp.*^µ 5.750%	22,696,521

	Financials (5.8%)
350,000	Affiliated Managers Group, Inc.^µ 5.150%	22,290,625
93,000	Crown Castle International Corp. 4.500%	9,285,120
539,000	MetLife, Inc.µ 5.000%	16,412,550
103,333	Weyerhaeuser Company^ 6.375%	5,785,615

		53,773,910

	Industrials (5.9%)
58,200	Genesee & Wyoming, Inc.^ 5.000%	7,578,513
	Stanley Black & Decker, Inc.^
91,966	4.750%µ	11,951,901
33,500	6.250%	3,746,305
480,000	United Technologies Corp.^µ 7.500%	31,747,200

		55,023,919

	Telecommunication Services (0.9%)
161,000	Intelsat, SA^µ 5.750%	8,231,930

	Utilities (1.5%)
	NextEra Energy, Inc.
185,000	5.799%^	10,496,900
46,000	5.599%µ	3,019,900

		13,516,800

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $135,968,030)	158,967,080

COMMON STOCKS (0.3%)
	Financials (0.3%)
13,850	American International Group, Inc.µ	735,851
190,000	Och-Ziff Capital Management Group, LLC - Class A#	2,278,100

	TOTAL COMMON STOCKS (Cost $3,205,297)	3,013,951

See accompanying Notes to Schedule of Investments

Schedule of Investments    April 30, 2014 (Unaudited)

NUMBER OF SHARES		VALUE

SHORT TERM INVESTMENT (2.0%)
18,343,693	Fidelity Prime Money Market Fund - Institutional Class (Cost $18,343,693)	$18,343,693

TOTAL INVESTMENTS (136.8%) (Cost $1,162,860,946)		1,267,492,798

LIABILITIES, LESS OTHER ASSETS (-36.8%)		(340,951,419)

NET ASSETS (100.0%)		$926,541,379

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.
^	Security, or portion of security, is on loan.

µ	Security, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $743,126,150. $164,278,287 of the collateral has been re-registered by the counterparty, BNP (see Note 7—Borrowings).

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

‡	Variable rate or step bond security. The rate shown is the rate in effect at April 30, 2014.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for swaps. The aggregate value of such securities is $850,365.

¤	The synthetic convertible securities strategy combines separate securities that together possess the economic characteristics similar to a convertible security.

#	Non-income producing security.

Note: The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

INTEREST RATE SWAPS

COUNTERPARTY	FIXED RATE (FUND PAYS)	FLOATING RATE (FUND RECEIVES)	TERMINATION DATE	NOTIONAL AMOUNT	UNREALIZED APPRECIATION/ (DEPRECIATION)
BNP Paribas, SA	1.160% quarterly	3 month LIBOR	04/19/17	$55,000,000	$(369,091)
BNP Paribas, SA	1.140% quarterly	3 month LIBOR	03/14/17	40,000,000	(327,507)

					$(696,598)

See accompanying Notes to Financial Statements

APPENDIX A –

SUMMARY OF CERTAIN PROVISIONS OF THE INDENTURE

AND FORM OF SUPPLEMENTAL INDENTURE

The following is a summary of certain provisions of the indenture (the “Original Indenture”) and the supplemental indenture (“Supplemental Indenture”) that the Fund expects to enter into in connection with the issuance of debt securities. This summary does not purport to be complete and is qualified in its entirety by reference to the indenture, a copy of which will be filed with the Commission in connection with an offering of debt securities by the Fund.

DEFINITIONS

“‘AA’ Composite Commercial Paper Rate” on any date means (i) the interest equivalent of (1) the 7-day rate, in the case of a Rate Period which is 7 days or shorter, (2) the 30-day rate, in the case of a Rate Period which is a Standard Rate Period greater than 7 days but fewer than or equal to 31 days, or (3) the 180-day rate, in the case of all other Rate Periods, on financial commercial paper on behalf of issuers whose corporate bonds are rated “AA” by S&P, or the equivalent of such rating by another nationally recognized rating agency, as announced by the Federal Reserve Bank of New York for the close of business on the Business Day immediately preceding such date; or (ii) if the Federal Reserve Bank of New York does not make available such a rate, then the arithmetic average of the interest equivalent of such rates on financial commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day immediately preceding such date (rounded to the next highest .001 of 1%). If any Commercial Paper Dealer does not quote a rate required to determine the “AA” Composite Commercial Paper Rate, such rate shall be determined on the basis of the quotations (or quotation) furnished by the remaining Commercial Paper Dealers (or Dealer), if any, or, if there are no such Commercial Paper Dealers, a nationally recognized dealer in commercial paper of such issues then making such quotations selected by the Issuer. For purposes of this definition, (A) “Commercial Paper Dealers” shall mean (1)                  and ; (2)                  in lieu of any thereof, its respective Affiliate or successor; and (3) in the event that any of the foregoing shall cease to quote rates for financial commercial paper of issuers of the sort described above, in substitution therefor, a nationally recognized dealer in financial commercial paper of such issuers then making such quotations selected by the Issuer, and (B) “interest equivalent” of a rate stated on a discount basis for financial commercial paper of a given number of days’ maturity shall mean a number equal to the quotient (rounded upward to the next higher one-thousandth of 1%) of (1) such rate expressed as a decimal, divided by (2) the difference between (x) 1.00 and (y) a fraction, the numerator of which shall be the product of such rate expressed as a decimal, multiplied by the number of days in which such commercial paper shall mature and the denominator of which shall be 360.

“Affiliate” means any person controlled by, in control of or under common control with the Issuer; provided that no Broker-Dealer controlled by, in control of or under common control with the Issuer shall be deemed to be an Affiliate nor shall any corporation or any person controlled by, in control of or under common control with such corporation one of the directors or executive officers of which is also a Director of the Issuer be deemed to be an Affiliate solely because such director or executive officer is also a Director of the Issuer.

“Agent Member” means a member of or participant in the Securities Depository that will act on behalf of a Bidder.

“All Hold Rate” means 80% of the “AA” Composite Commercial Paper Rate.

“Applicable Rate” means the rate determined in accordance with the procedures in Section 2.02(c)(i) of this Supplemental Indenture.

“Auction” means each periodic implementation of the Auction Procedures.

“Auction Agent” means                     unless and until another commercial bank, trust company, or other financial institution appointed by a resolution of the Board of Directors enters into an agreement with the Issuer to follow the Auction Procedures for the purpose of determining the Applicable Rate.

“Auction Agreement” means the agreement between the Auction Agent and the Issuer pursuant to which the Auction Agent agrees to follow the procedures specified in Appendix A-I to this Supplemental Indenture, as such agreement may from time to time be amended or supplemented.

“Auction Date” means the first Business Day next preceding the first day of a Rate Period for each series of                     Notes.

“Auction Desk” means the business unit of a Broker-Dealer that fulfills the responsibilities of the Broker-Dealer under a Broker-Dealer Agreement, including soliciting Bids for the                     Notes, and units of the Broker-Dealer which are not separated by information controls appropriate to control, limit and monitor the inappropriate dissemination of information about Bids.

“Auction Period” means with respect to the                     Notes, either a Standard Auction Period or a Special Auction Period, as applicable.

“Auction Procedures” means the procedures for conducting Auctions set forth in Appendix A-I hereto.

“Auction Rate” means for each series of                     Notes for each Auction Period, (i) if Sufficient Clearing Bids exist, the Winning Bid Rate, provided, however, if all of the                     Notes are the subject of Submitted Hold Orders, the All Hold Rate for such series of                     Notes and (ii) if Sufficient Clearing Bids do not exist, the Maximum Rate for such series of                     Notes.

“Authorized Denomination” means $25,000 and any integral multiple thereof.

“Available                     Notes” means for each series of                     Notes on each Auction Date, the number of Units of

                    Notes of such series that are not the subject of Submitted Hold Orders.

“Beneficial Owner,” with respect to each series of                     Notes, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of such series of                     Notes.

“Bid” shall have the meaning specified in Appendix A-I hereto.

“Bidder” means each Beneficial Owner, Potential Beneficial Owner and Broker Dealer who places an Order.

“Board of Directors” or “Board” means the Board of Directors of the Issuer or any duly authorized committee thereof as permitted by applicable law.

“Broker-Dealer” means any broker-dealer or broker-dealers, or other entity permitted by law to perform the function required of a Broker-Dealer by the Auction Procedures, that has been selected by the Issuer and that is a party to a Broker-Dealer Agreement with the Auction Agent.

“Broker-Dealer Agreement” means an agreement between the Auction Agent and a Broker-Dealer, pursuant to which such Broker-Dealer agrees to follow the Auction Procedures.

“Broker-Dealer Deadline” means, with respect to an Order, the internal deadline established by the Broker-Dealer through which the Order was placed after which it will not accept Orders or any change in any Order previously placed with such Broker-Dealer; provided, however, that nothing shall prevent the Broker-Dealer from correcting Clerical Errors by the Broker-Dealer with respect to Orders from Bidders after the Broker-Dealer Deadline pursuant to the provisions herein. Any Broker-Dealer may change the time or times of its Broker-Dealer Deadline as it relates to such Broker-Dealer by giving notice not less than two Business Days prior to the date such change is to take effect to Bidders who place Orders through such Broker-Dealer.

“Business Day” means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in the City of New York, New York are authorized or obligated by law to close, days on which the Federal Reserve Bank of New York is not open for business, days on which banking institutions or trust companies located in the state in which the operations of the Auction Agent are conducted are authorized or required to be closed by law, regulation or executive order of the state in which the Auction Agent conducts operations with respect to the                     Notes.

“Clerical Error” means a clerical error in the processing of an Order, and includes, but is not limited to, the following: (i) a transmission error, including but not limited to, an Order sent to the wrong address or number, failure to transmit certain pages or illegible transmission, (ii) failure to transmit an Order received from one or more Existing Holders or Potential Beneficial Owners (including Orders from the Broker-Dealer which were not originated by the Auction Desk) prior to the Broker-Dealer Deadline or generated by the Broker-Dealer’s Auction Desk for its own account prior to the Submission Deadline or (iii) a typographical error. Determining whether an error is a “Clerical Error” is within the reasonable judgment of the Broker-Dealer, provided that the Broker-Dealer has a record of the correct Order that shows it was so received or so generated prior to the Broker-Dealer Deadline or the Submission Deadline, as applicable.

“Code” means the Internal Revenue Code of 1986, as amended.

“Commercial Paper Dealers” has the meaning set forth in the definition of AA Composite Commercial Paper Rate.

“Commission” means the Securities and Exchange Commission.

“Default Rate” means the Reference Rate multiplied by three (3).

“Deposit Securities” means cash and any obligations or securities, including short term money market instruments that are Eligible Assets, rated at least                     ,                      or                     by                     , except that, such obligations or securities shall be considered “Deposit Securities” only if they are also rated at least P-2 by Moody’s.

“Discount Factor” means the Moody’s Discount Factor (if Moody’s is then rating the                     Notes),                      Discount Factor (if                     is then rating the                     Notes) or an Other Rating Agency Discount Factor, whichever is applicable.

“Discounted Value” means the quotient of the Market Value of an Eligible Asset divided by the applicable Discount Factor, provided that with respect to an Eligible Asset that is currently callable, Discounted Value will be equal to the quotient as calculated above or the call price, whichever is lower, and that with respect to an Eligible Asset that is prepayable, Discounted Value will be equal to the quotient as calculated above or the par value, whichever is lower.

“Eligible Assets” means Moody’s Eligible Assets or                    ’s Eligible Assets (if Moody’s or                     are then rating the                     Notes) and/or Other Rating Agency Eligible Assets, whichever is applicable.

“Error Correction Deadline” means one hour after the Auction Agent completes the dissemination of the results of the Auction to Broker-Dealers without regard to the time of receipt of such results by any Broker-Dealer; provided, however, in no event shall the Error Correction Deadline extend past 4:00 p.m., New York City time unless the Auction Agent experiences technological failure or force majeure in disseminating the Auction results which causes a delay in dissemination past 3:00 p.m., New York City time.

“Existing Holder,” with respect to                     Notes of a series, shall mean a Broker-Dealer (or any such other Person as may be permitted by the Issuer) that is listed on the records of the Auction Agent as a holder of                     Notes of such series.

“                     ” means                     Ratings and its successors at law.

“                      Discount Factor” means the discount factors set forth in the Guidelines for use in calculating the Discounted Value of the Issuer’s assets in connection with                    ’s ratings of                     Notes.

“                     Eligible Asset” means assets of the Issuer set forth in the                     Guidelines as eligible for inclusion in calculating the Discounted Value of the Issuer’s assets in connection with                     ’s ratings of                     Notes.

“                     Guidelines” mean the guidelines provided by                     , as may be amended from time to time, in connection with                     ’s ratings of                     Notes.

“Hold Order” shall have the meaning specified in Appendix A-I hereto or an Order deemed to have been submitted as provided in paragraph (c) of Section 1 of Appendix A-I hereto.

“Holder” means, with respect to                     Notes, the registered holder of notes of each series of                     Notes as the same appears on the books or records of the Issuer.

“Index” means on any Auction Date with respect to                     Notes in any Auction Period of 35 days or less the applicable LIBOR rate. The Index with respect to                     Notes in any Auction Period of more than 35 days shall be the rate on United States Treasury Securities having a maturity which most closely approximates the length of the Auction Period as last published in The Wall Street Journal or such other source as may be mutually agreed upon by the Trustee and the Broker-Dealers. If either rate is unavailable, the Index shall be an index or rate agreed to by all Broker-Dealers and consented to by the Issuer. For the purpose of this definition an Auction Period of 35 days or less means a 35-day Auction Period or shorter Auction Period, i.e., a 35-day Auction Period which is extended because of a holiday would still be considered an Auction Period of 35 days or less.

“Interest Payment Date” when used with respect to any                     Notes, means the date on which an installment of interest on such                     Notes shall be due and payable which generally shall be the day next following an Auction Date.

“LIBOR” means, for purposes of determining the Reference Rate, (i) the rate for deposits in U.S. dollars for the designated Rate Period, which appears on display page 3750 of Moneyline’s Telerate Service (“Telerate Page 3750”) (or such other page as may replace that page on that service, or such other service as may be selected by Lehman Brothers Inc. or its successors) as of 11:00 a.m., London time, on the day that is the Business Day on the Auction Date or, if the Auction Date is not a Business Day, the Business Day preceding the Auction Date (the “LIBOR Determination Date”), or (ii) if such rate does not appear on Telerate Page 3750 or such other page as may replace such Telerate Page 3750, (A)                     shall determine the arithmetic mean of the offered quotations of the reference banks to leading banks in the London interbank market for deposits in U.S. dollars for the designated Rate Period in an amount determined by                     by reference to requests for quotations as of approximately 11:00 a.m. (London time) on such date made by                     to the reference banks, (B) if at least two of the reference banks provide such quotations, LIBOR shall equal such arithmetic mean of such quotations, (C) if only one or none of the reference banks provide such quotations, LIBOR shall be deemed to be the arithmetic mean of the offered quotations that leading banks in The City of New York, New York selected by                     (after obtaining the Issuer’s approval) are quoting on the relevant LIBOR Determination Date for deposits in U.S. dollars for the designated Rate Period in an amount determined by                     (after obtaining the Issuer’s approval) that is representative of a single transaction in such market at such time by reference to the principal London office of leading banks in the London interbank market; provided, however, that if                     is not a Broker-Dealer or does not quote a rate required to determine LIBOR, LIBOR will be determined on the basis of the quotation or quotations furnished by any other Broker-Dealer selected by the Issuer to provide such rate or rates not being supplied by                     ; provided further, that if                     and/or a substitute Broker-Dealer are required but unable to determine a rate in accordance with at least one of the procedures provided above, LIBOR shall be the most recently determinable LIBOR. If the number of Rate Period days shall be (i) 7 or more but fewer than 21 days, such rate shall be the seven-day LIBOR rate; (ii) more than 21 but fewer than 49 days, such rate shall be one-month LIBOR rate; (iii) 49 or more but fewer than 77 days, such rate shall be the two-month LIBOR rate; (iv) 77 or more but fewer than 112 days, such rate shall be the three-month LIBOR rate; (v) 112 or more but fewer than 140 days, such rate shall be the four-month LIBOR rate; (vi) 140 or more but fewer than 168 days, such rate shall be the five-month LIBOR rate; (vii) 168 or more but fewer 189 days, such rate shall be the six-month LIBOR rate; (viii) 189 or more but fewer than 217 days, such rate shall be the seven-month LIBOR rate; (ix) 217 or more but fewer than 252 days, such rate shall be the eight-month LIBOR rate; (x) 252 or more but fewer than 287 days, such rate shall be the nine-month LIBOR rate; (xi) 287 or more but fewer than 315 days, such rate shall be the ten-month LIBOR rate; (xii) 315 or more but fewer than 343 days, such rate shall be the eleven-month LIBOR rate; and (xiii) 343 or more days but fewer than 365 days, such rate shall be the twelve-month LIBOR rate.

“Market Value” means the market value of an asset of the Issuer determined as follows: For equity securities, the value obtained from readily available market quotations. If an equity security is not traded on an exchange or not available from a Board-approved pricing service, the value obtained from written broker-dealer quotations. For fixed-income securities, the value obtained from readily available market quotations based on the last sale price of a security on the day the Issuer values its assets or the market value obtained from a pricing service or the value obtained from a direct written broker-dealer quotation from a dealer who has made a market in the security. “Market Value” for other securities will mean the value obtained pursuant to the Issuer’s valuation procedures. If the market value of a security cannot be obtained, or the Issuer’s investment adviser determines that the value of a security as so obtained does not represent the fair value of a security, fair value for that security shall be determined pursuant to the valuation procedures adopted by the Board of Directors.

“Maximum Rate” means, on any date on which the Applicable Rate is determined, the rate equal to the applicable percentage of the Reference Rate, subject to upward but not downward adjustment in the discretion of the Board of Directors after consultation with the Broker-Dealers, provided that immediately following any such increase the Issuer would be in compliance with the                     Notes Basic Maintenance Amount.

“Minimum Rate” means, on any Auction Date with respect to a Rate Period of                     days or fewer, 70% of the AA Composite Commercial Paper Rate at the close of business on the Business Day next preceding such Auction Date. There shall be no Minimum Rate on any Auction Date with respect to a Rate Period of more than the Standard Rate Period.

“Moody’s” means Moody’s Investors Service, Inc., a Delaware corporation, and its successors at law.

“Moody’s Discount Factor” means the discount factors set forth in the Moody’s Guidelines for use in calculating the Discounted Value of the Issuer’s assets in connection with Moody’s ratings of                  Notes.

“Moody’s Eligible Assets” means assets of the Issuer set forth in the Moody’s Guidelines as eligible for inclusion in calculating the Discounted Value of the Issuer’s assets in connection with Moody’s ratings of                  Notes.

“Moody’s Guidelines” mean the guidelines provided by Moody’s, as may be amended from time to time, in connection with Moody’s ratings of                  Notes.

“1940 Act                  Notes Asset Coverage” means asset coverage, as determined in accordance with Section 18(h) of the Investment Company Act, of at least 300% with respect to all outstanding senior securities representing indebtedness of the Issuer, including all Outstanding                     Notes (or such other asset coverage as may in the future be specified in or under the Investment Company Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring dividends on its common stock), determined on the basis of values calculated as of a time within 48 hours next preceding the time of such determination.

“Notes” means Securities of the Issuer ranking on a parity with the                  Notes that may be issued from time to time pursuant to the Indenture.

“Order” means a Hold Order, Bid or Sell Order.

“Original Issue Date” means, with respect to the                  Notes,                 .

“Other Rating Agency” means each rating agency, if any, other than Moody’s or                  then providing a rating for the                 Notes pursuant to the request of the Issuer.

“Other Rating Agency Discount Factor” means the discount factors set forth in the Other Rating Agency Guidelines of each Other Rating Agency for use in calculating the Discounted Value of the Issuer’s assets in connection with the Other Rating Agency’s rating of                  Notes.

“Other Rating Agency Eligible Assets” means assets of the Issuer set forth in the Other Rating Agency Guidelines of each Other Rating Agency as eligible for inclusion in calculating the Discounted Value of the Issuer’s assets in connection with the Other Rating Agency’s rating of                  Notes.

“Other Rating Agency Guidelines” mean the guidelines provided by each Other Rating Agency, as may be amended from time to time, in connection with the Other Rating Agency’s rating of                  Notes.

“Outstanding” or “outstanding” means, as of any date,                  Notes theretofore issued by the Issuer except, without duplication, (i) any                  Notes theretofore canceled, redeemed or repurchased by the Issuer, or delivered to the Trustee for cancellation or with respect to which the Issuer has given notice of redemption and irrevocably deposited with the Paying Agent sufficient funds to redeem such                  Notes and (ii) any                  Notes represented by any certificate in lieu of which a new certificate has been executed and delivered by the Issuer. Notwithstanding the foregoing, (A) in connection with any Auction, any series of                  Notes as to which the Issuer or any person known to the Auction Agent to be an Affiliate of the Issuer shall be the Existing Holder thereof shall be disregarded and deemed not to be Outstanding; and (B) for purposes of determining the                  Notes Basic Maintenance Amount, Notes held by the Issuer shall be disregarded and not deemed Outstanding but                  Notes held by any Affiliate of the Issuer shall be deemed Outstanding.

“Paying Agent” means                  unless and until another entity appointed by a resolution of the Board of Directors enters into an agreement with the Issuer to serve as paying agent, transfer agent, registrar, and redemption agent with respect to the                 Notes, which Paying Agent may be the same as the Trustee or the Auction Agent.

“Person” or “person” means and includes an individual, a partnership, a trust, a company, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

“Potential Beneficial Owner,” with respect to a series of                  Notes, shall mean a customer of a Broker-Dealer that is not a Beneficial Owner of                  Notes of such series but that wishes to purchase                  Notes of such series, or that is a Beneficial Owner of                  Notes of such series that wishes to purchase additional                  Notes of such series; provided, however, that for purposes of conducting an Auction, the Auction Agent may consider a Broker-Dealer acting on behalf of its customer as a Potential Beneficial Owner.

“Potential Holder,” with respect to                  Notes of such series, shall mean a Broker-Dealer (or any such other person as may be permitted by the Issuer) that is not an Existing Holder of                  Notes of such series or that is an Existing Holder of                  Notes of such series that wishes to become the Existing Holder of additional                  Notes of such series; provided, however, that for purposes of conducting an Auction, the Auction Agent may consider a Broker-Dealer acting on behalf of its customer as a Potential Holder.

“Rate Period” means, with respect to a series of                  Notes, the period commencing on the Original Issue Date thereof and ending on the date specified for such series on the Original Issue Date thereof and thereafter, as to such series, the period commencing on the day following each Rate Period for such series and ending on the day established for such series by the Issuer.

“Rating Agency” means each of                  (if                  is then rating                  Notes), Moody’s (if Moody’s is then rating                  Notes) and any Other Rating Agency.

“Rating Agency Guidelines” mean                     Guidelines (if                     is then rating                  Notes), Moody’s Guidelines (if Moody’s is then rating                  Notes) and any Other Rating Agency Guidelines.

“Redemption Date,” when used with respect to any                  Note to be redeemed, means the date fixed for such redemption by or pursuant to the Indenture.

“Redemption Price,” when used with respect to any                  Note to be redeemed, means the price at which it is to be redeemed pursuant to the Indenture.

“Reference Rate” means, with respect to the determination of the Maximum Rate and Default Rate, the greater of (i) the applicable AA Composite Commercial Paper Rate (for a Rate Period of fewer than 184 days) or the applicable Treasury Index Rate (for a Rate Period of 184 days or more), or (ii) the applicable LIBOR Rate.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Securities Depository” means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Issuer that agrees to follow the procedures required to be followed by such securities depository in connection with the                  Notes Series                 .

“Sell Order” shall have the meaning specified in Appendix A-I hereto.

“Special Auction Period” means an Auction Period that is not a Standard Auction Period.

“Special Rate Period” means a Rate Period that is not a Standard Rate Period.

“Specific Redemption Provisions” means, with respect to any Special Rate Period of more than one year, either, or any combination of a period (a “Non-Call Period”) determined by the Board of Directors after consultation with the Broker-Dealers, during which the                  Notes subject to such Special Rate Period are not subject to redemption at the option of the Issuer consisting of a number of whole years as determined by the Board of Directors after consultation with the Broker-Dealers, during each year of which the                  Notes subject to such Special Rate Period shall be redeemable at the Issuer’s option and/or in connection with any mandatory redemption at a price equal to the principal amount plus accrued but unpaid interest plus a premium expressed as a percentage or percentages of $25,000 or expressed as a formula using specified variables as determined by the Board of Directors after consultation with the Broker-Dealers.

“Standard Auction Period” means an Auction Period of                  days.

“Standard Rate Period” means a Rate Period of                  days.

“Stated Maturity” with respect to                  Notes Series                 , shall mean                 .

“Submission Deadline” means 1:00 P.M., New York City time, on any Auction Date or such other time on such date as shall be specified by the Auction Agent from time to time pursuant to the Auction Agreement as the time by which the Broker-Dealers are required to submit Orders to the Auction Agent. Notwithstanding the foregoing, the Auction Agent will follow the Securities Industry and Financial Markets Association’s Early Market Close Recommendations for shortened trading days for the bond markets (the “SIFMA Recommendation”) unless the Auction Agent is instructed otherwise in writing by the Issuer. In the event of a SIFMA Recommendation with respect to an Auction Date, the Submission Deadline will be 11:30 A.M., instead of 1:00 P.M., New York City time.

“Submitted Bid” shall have the meaning specified in Appendix A-I hereto.

“Submitted Hold Order” shall have the meaning specified in Appendix A-I hereto.

“Submitted Order” shall have the meaning specified in Appendix A-I hereto.

“Submitted Sell Order” shall have the meaning specified in Appendix A-I hereto.

“Sufficient Clearing Bids” means for each series of                  Notes, an Auction for which the number of Units of                  Notes of such series that are the subject of Submitted Bids by Potential Beneficial Owners specifying one or more rates not higher than the Maximum Rate is not less than the number of Units of                  Notes of such series that are the subject of Submitted Sell Orders and of Submitted Bids by Existing Holders specifying rates higher than the Maximum Rate.

“                  Notes Basic Maintenance Amount” as of any Valuation Date has the meaning set forth in the Rating Agency Guidelines.

“                  Notes Series                 ” means the Series                  Notes or any other Notes hereinafter designated as Series                  of the                  Notes.

“Treasury Index Rate” means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the length of the applicable Rate Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all Rate Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15(519)); provided, however, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, the foregoing computations shall be based upon the average of comparable data as quoted to the Issuer by at least three recognized dealers in U.S. Government securities selected by the Issuer.

“Trustee” means                  or such other person who is named as a trustee pursuant to the terms of the Indenture.

“Unit” means, with respect to each series of                  Notes, the principal amount of the minimum Authorized Denomination of the                  Notes.

“Valuation Date” means every Friday, or, if such day is not a Business Day, the next preceding Business Day; provided, however, that the first Valuation Date may occur on any other date established by the Issuer; provided, further, however, that such first Valuation Date shall be not more than one week from the date on which                  Notes Series                  initially are issued.

“Winning Bid Rate” means for each series of                  Notes, the lowest rate specified in any Submitted Bid of such series of                  Notes which if selected by the Auction Agent as the Applicable Rate would cause the number of Units of                  Notes of such series that are the subject of Submitted Bids specifying a rate not greater than such rate to be not less than the number of Units of Available                  Notes of such series.

NOTE DETAILS, FORM OF NOTES AND REDEMPTION OF NOTES

Interest

(a) The Holders of any series of                  Notes shall be entitled to receive interest payments on their                  Notes at the Applicable Rate, determined as set forth in paragraph (c) of this Section 2.02, and no more, payable on the respective dates determined as set forth in paragraph (b) of this Section 2.02. Interest on the Outstanding                  Notes of any series issued on the Original Issue Date shall accumulate from the Original Issue Date.

(b) (i) Interest shall be payable, subject to subparagraph (b)(ii) of this Section 2.02, on each series of                  Notes, with respect to any Rate Period on the first Business Day following the last day of such Rate Period; provided, however, if the Rate Period is greater than 30 days then on a monthly basis on the first Business Day of each month within such Rate Period, not including the initial Rate Period, and on the Business Day following the last day of such Rate Period.

(ii) If a day for payment of interest resulting from the application of subparagraph (b)(i) above is not a Business Day, then the Interest Payment Date shall be the first Business Day following such day for payment of interest in the case of a series of                  Notes designated as “Series                 .”

(iii) The Issuer shall pay to the Paying Agent not later than 3:00 p.m., New York City time, on the Business Day next preceding each Interest Payment Date for each series of                  Notes, an aggregate amount of funds available on the next Business Day in the City of New York, New York, equal to the interest to be paid to all Holders of such                  Notes on such Interest Payment Date. The Issuer shall not be required to establish any reserves for the payment of interest.

(iv) All moneys paid to the Paying Agent for the payment of interest shall be held in trust for the payment of such interest by the Paying Agent for the benefit of the Holders specified in subparagraph (b)(v) of this Section 2.02. Any moneys paid to the Paying Agent in accordance with the foregoing but not applied by the Paying Agent to the payment of interest, including interest earned on such moneys, will, to the extent permitted by law, be repaid to the Issuer at the end of 90 days from the date on which such moneys were to have been so applied.

(v) Each interest payment on a series of                  Notes shall be paid on the Interest Payment Date therefor to the Holders of that series as their names appear on the security ledger or security records of the Issuer on the Business Day next preceding such Interest Payment Date. Interest in arrears for any past Rate Period may be declared and paid at any time, without reference to any regular Interest Payment Date, to the Holders as their names appear on the books or records of the Issuer on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Directors. No interest will be payable in respect of any Interest Payment or payments which may be in arrears.

(c) (i) The interest rate on Outstanding                  Notes of each series during the period from and after the Original Issue Date to and including the last day of the initial Rate Period therefor shall be equal to         %. For each subsequent Rate Period with respect to the                  Notes Outstanding thereafter, the interest rate shall be equal to the rate per annum that results from an Auction; provided, however, that if an Auction for any subsequent Rate Period of a series of                  Notes is not held for any reason or if Sufficient Clearing Bids have not been made in an Auction (other than as a result of all series of                  Notes being the subject of Submitted

Hold Orders), then the interest rate on a series of                  Notes for any such Rate Period shall be the Maximum Rate (except during a Default Period (as defined below) when the interest rate shall be the Default Rate, as set forth in Section 2.02(c)(ii) below). The All Hold Rate will apply automatically following an Auction in which all of the Outstanding series of                  Notes are subject (or are deemed to be subject) to Hold Orders. The rate per annum at which interest is payable on a series of                  Notes as determined pursuant to this Section 2(c)(i) shall be the “Applicable Rate.” For Standard Rate Periods or shorter periods only, the Applicable Rate resulting from an Auction will not be less than the Minimum Rate.

(ii) Subject to the cure provisions below, a “Default Period” with respect to a particular series will commence on any date the Issuer fails to deposit irrevocably in trust in same-day funds, with the Paying Agent by 12:00 noon, New York City time, (A) the full amount of any redemption price (the “Redemption Price”) payable on the date fixed for redemption (the “Redemption Date”) (a “Redemption Default,” which shall constitute an Event of Default pursuant to Section 5.1(7) of the Original Indenture) or (B) the full amount of any accrued interest on that series payable on the Interest Payment Date (an “Interest Default” and together with a Redemption Default, hereinafter referred to as “Default”). Subject to the cure provisions of Section 2(c)(iii) below, a Default Period with respect to an Interest Default or a Redemption Default shall end on the Business Day on which, by 12:00 noon, New York City time, all unpaid interest and any unpaid Redemption Price shall have been deposited irrevocably in trust in same-day funds with the Paying Agent. In the case of an Interest Default, the Applicable Rate for each Rate Period commencing during a Default Period will be equal to the Default Rate, and each subsequent Rate Period commencing after the beginning of a Default Period shall be a Standard Rate Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new Rate Period. No Auction shall be held during a Default Period with respect to an Interest Default applicable to that series of                  Notes.

(iii) No Default Period with respect to an Interest Default or Redemption Default shall be deemed to commence if the amount of any interest or any Redemption Price due (if such default is not solely due to the willful failure of the Issuer) is deposited irrevocably in trust, in same-day funds with the Paying Agent by 12:00 noon, New York City time within three Business Days after the applicable Interest Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 360 for each series. The Default Rate shall be equal to the Reference Rate multiplied by three (3).

(iv) The amount of interest per Unit of                  Notes payable on each Interest Payment Date of each Rate Period of less than one (1) year (or in respect of interest on another date in connection with a redemption during such Rate Period) shall be computed by multiplying the Applicable Rate (or the Default Rate) for such Rate Period (or a portion thereof) by a fraction, the numerator of which will be the number of days in such Rate Period (or portion thereof) that such                  Notes were outstanding and for which the Applicable Rate or the Default Rate was applicable and the denominator of which will be 360, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent. During any Rate Period of one (1) year or more, the amount of interest per Unit of                  Notes payable on any Interest Payment Date (or in respect of interest on another date in connection with a redemption during such Rate Period) shall be computed as described in the preceding sentence.

(d) Any Interest Payment made on any series of                  Notes shall first be credited against the earliest accrued but unpaid interest due with respect to such series.

Redemption

(a) (i) After the initial Rate Period, subject to the provisions of this Section 2.03 and to the extent permitted under the Investment Company Act, the Issuer may, at its option, redeem in whole or in part out of funds legally available therefor a series of                  Notes herein designated as (A) having a Rate Period of one year or less, on the Business Day after the last day of such Rate Period by delivering a notice of redemption not less than 15 days and not more than 40 days prior to the date fixed for such redemption, at a redemption price equal to the aggregate principal amount, plus an amount equal to accrued but unpaid interest thereon (whether or not earned) to the date fixed for redemption (“Redemption Price”), or (B) having a Rate Period of more than one year, on any Business Day prior to the end of the relevant Rate Period by delivering a notice of redemption not less than 15 days and not more than 40 days prior to the date fixed for such redemption, at the Redemption Price, plus a redemption premium, if any, determined by the Board of Directors after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions at the time of the designation of such Rate Period as set forth in Section 2.04 hereof; provided, however, that during a Rate Period of more than one year no series of                  Notes will be subject to optional redemption except in accordance with any Specific Redemption Provisions approved by the Board of Directors after consultation with the Broker-Dealers at the time of the designation of such Rate Period. Notwithstanding the foregoing, the Issuer shall not give a notice of or effect any redemption pursuant to this Section 2.03(a)(i) unless, on the date on which the Issuer intends to give such notice and on the date of redemption (a) the Issuer has available certain Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of a series of                  Notes by reason of the redemption of such                  Notes on such date fixed for the redemption and (b) the Issuer would have Eligible Assets with an aggregate Discounted Value at least equal the                  Notes Basic Maintenance Amount immediately subsequent to such redemption, if such redemption were to occur on such date, it being understood that the provisions of paragraph (d) of this Section 2.03 shall be applicable in such circumstances in the event the Issuer makes the deposit and takes the other action required thereby.

(ii) If the Issuer fails to maintain, as of any Valuation Date, Eligible Assets with an aggregate Discounted Value at least equal to the                  Notes Basic Maintenance Amount or, as of the last Business Day of any month, the 1940 Act                  Notes Asset Coverage, and such failure is not cured within ten Business Days following such Valuation Date in the case of a failure to maintain the                  Notes Basic Maintenance Amount or on the last Business Day of the following month in the case of a failure to maintain the 1940 Act                  Notes Asset Coverage as of such last Business Day (each an “Asset Coverage Cure Date”), the                  Notes will be subject to mandatory redemption out of funds legally available therefor. The aggregate principal amount of                  Notes to be redeemed in such circumstances will be equal to the lesser of (A) the minimum principal amount of                  Notes the redemption of which, if deemed to have occurred immediately prior to the opening of business on the relevant Asset Coverage Cure Date, would result in the Issuer having Eligible Assets with an aggregate Discounted Value at least equal to the                  Notes Basic Maintenance Amount, or sufficient to satisfy 1940 Act                  Notes Asset Coverage, as the case may be, in either case as of the relevant Asset Coverage Cure Date (provided that, if there is no such minimum principal amount of                  Notes the redemption of which would have such result, all                  Notes then Outstanding will be redeemed), and (B) the maximum principal amount of                  Notes that can be redeemed out of funds expected to be available therefor on the Mandatory Redemption Date at the Mandatory Redemption Price set forth in subparagraph (a)(iii) of this Section 2.03.

(iii) In determining the                  Notes required to be redeemed in accordance with the foregoing Section 2.03(a)(ii), the Issuer shall allocate the aggregate principal amount of                  Notes required to be redeemed to satisfy the                  Notes Basic Maintenance Amount or the 1940 Act                  Notes Asset Coverage, as the case may be, pro rata among the Holders of                  Notes in proportion to the aggregate principal amount of                  Notes they hold, by lot or by such other method as the Issuer shall deem equitable, subject to the further provisions of this subparagraph (iii). The Issuer shall effect any required mandatory redemption pursuant to subparagraph (a)(ii) of this Section 2.03 no later than 40 days after the Asset Coverage Cure Date (the “Mandatory Redemption Date”), except that if the Issuer does not have funds legally available for the redemption of, or is not otherwise legally permitted to redeem, the aggregate principal amount of                  Notes which would be required to be redeemed by the Issuer under clause (A) of subparagraph (a)(ii) of this Section 2.03 if sufficient funds were available, or the Issuer otherwise is unable to effect such redemption on or prior to such Mandatory Redemption Date, the Issuer shall redeem those                  Notes, and other Notes, on the earliest practicable date on which the Issuer will have such funds available, upon notice pursuant to Section 2.03(b) to record owners of the                  Notes to be redeemed and the Paying Agent. The Issuer will deposit with the Paying Agent funds sufficient to redeem the specified aggregate principal amount of                  Notes with respect to a redemption required under subparagraph (a)(ii) of this Section 2.03, by 1:00 p.m., New York City time, of the Business Day immediately preceding the Mandatory Redemption Date. If fewer than all of the Outstanding                  Notes are to be redeemed pursuant to this Section 2.03(a)(iii), the aggregate principal amount of                  Notes to be redeemed shall be redeemed pro rata from the Holders of such                  Notes in proportion to the aggregate principal amount of such                  Notes held by such Holders, by lot or by such other method as the Issuer shall deem fair and equitable, subject, however, to the terms of any applicable Specific Redemption Provisions. “Mandatory Redemption Price” means the Redemption Price plus (in the case of a Rate Period of one year or more only) a redemption premium, if any, determined by the Board of Directors after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions.

(b) In the event of a redemption pursuant to Section 2.03(a), the Issuer will file a notice of its intention to redeem with the Commission so as to provide at least the minimum notice required under Rule 23c-2 under the Investment Company Act or any successor provision. In addition, the Issuer shall deliver a notice of redemption to the Auction Agent and the Trustee (the “Notice of Redemption”) containing the information set forth below (i) in the case of an optional redemption pursuant to subparagraph (a)(i) above, at least three Business Days prior to the giving of notice to the Holders and (ii) in the case of a mandatory redemption pursuant to subparagraph (a)(ii) above, on or prior to the 30th day preceding the Mandatory Redemption Date. The Trustee will use its reasonable efforts to provide notice to each Holder of                  Notes called for redemption by electronic or other reasonable means not later than the close of business on the Business Day immediately following the day on which the Trustee determines the                  Notes to be redeemed (or, during a Default Period with respect to such                  Notes, not later than the close of business on the Business Day immediately following the day on which the Trustee receives Notice of Redemption from the Issuer). The Trustee shall confirm such notice in writing not later than the close of business on the third Business Day preceding the date fixed for redemption by providing the Notice of Redemption to each Holder of                  Notes called for redemption, the Paying Agent (if different from the Trustee) and the Securities Depository. Notice of Redemption will be addressed to the registered owners of each series of                  Notes at their addresses appearing on the books or records of the Issuer. Such Notice of Redemption will set forth (i) the date fixed for redemption, (ii) the principal amount and identity of                  Notes to be redeemed, (iii) the redemption price (specifying the amount of accrued

interest to be included therein and any redemption premium, if any), (iv) that interest on the                  Notes to be redeemed will cease to accrue on such date fixed for redemption, (v) applicable cusip number(s) and (vi) the provision under which redemption shall be made. No defect in the Notice of Redemption or in the transmittal or mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law. If fewer than all                  Notes held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the principal amount of                  Notes to be redeemed from such Holder.

(c) Notwithstanding the provisions of paragraph (a) of this Section 2.03, no                  Notes may be redeemed unless all interest on the Outstanding                  Notes and all Notes of the Issuer ranking on a parity with the                  Notes, have been or are being contemporaneously paid or set aside for payment; provided, however, that the foregoing shall not prevent the purchase or acquisition of all Outstanding                  Notes pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all Outstanding                  Notes.

(d) Upon the deposit of funds sufficient to redeem any                  Notes with the Paying Agent and the giving of the Notice of Redemption to the Trustee under paragraph (b) of this Section 2.03, interest on such                  Notes shall cease to accrue and such                  Notes shall no longer be deemed to be Outstanding for any purpose (including, without limitation, for purposes of calculating whether the Issuer has maintained the requisite                  Notes Basic Maintenance Amount or the 1940 Act                  Notes Asset Coverage), and all rights of the Holder of the                  Notes so called for redemption shall cease and terminate, except the right of such Holder to receive the redemption price specified herein, but without any interest or other additional amount. Such redemption price shall be paid by the Paying Agent to the nominee of the Securities Depository. The Issuer shall be entitled to receive from the Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Paying Agent in excess of (i) the aggregate redemption price of the                  Notes called for redemption on such date and (ii) such other amounts, if any, to which Holders of the                  Notes called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of two years from such redemption date shall, to the extent permitted by law, be paid to the Issuer, after which time the Holders of                  Notes so called for redemption may look only to the Issuer for payment of the redemption price and all other amounts, if any, to which they may be entitled. The Issuer shall be entitled to receive, from time to time after the date fixed for redemption, any interest earned on the funds so deposited.

(e) To the extent that any redemption for which Notice of Redemption has been given is not made by reason of the absence of legally available funds therefor, or is otherwise prohibited, such redemption shall be made as soon as practicable to the extent such funds become legally available or such redemption is no longer otherwise prohibited. Failure to redeem any series of                  Notes shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Issuer shall have failed, for any reason whatsoever, to deposit in trust with the Paying Agent the redemption price with respect to any                  Notes for which such Notice of Redemption has been given. Notwithstanding the fact that the Issuer may not have redeemed any                  Notes for which a Notice of Redemption has been given, interest may be paid on a series of                  Notes and shall include those                  Notes for which Notice of Redemption has been given but for which deposit of funds has not been made.

(f) All moneys paid to the Paying Agent for payment of the redemption price of any                  Notes called for redemption shall be held in trust by the Paying Agent for the benefit of Holders of                  Notes to be redeemed.

(g) So long as any                  Notes are held of record by the nominee of the Securities Depository, the redemption price for such                  Notes will be paid on the date fixed for redemption to the nominee of the Securities Depository for distribution to Agent Members for distribution to the persons for whom they are acting as agent.

(h) Except for the provisions described above, nothing contained herein limits any right of the Issuer to purchase or otherwise acquire any                  Notes outside of an Auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of interest on, or the mandatory or optional redemption price with respect to, any series of                  Notes for which Notice of Redemption has been given and the Issuer is in compliance with the 1940 Act                  Notes Asset Coverage and has Eligible Assets with an aggregate Discounted Value at least equal to the                  Notes Basic Maintenance Amount after giving effect to such purchase or acquisition on the date thereof. If fewer than all the Outstanding                  Notes of any series are redeemed or otherwise acquired by the Issuer, the Issuer shall give notice of such transaction to the Trustee, in accordance with the procedures agreed upon by the Board of Directors.

(i) The Board of Directors may, without further consent of the holders of the                  Notes or the holders of shares of capital stock of the Issuer, authorize, create or issue any class or series of Notes, including other series of                  Notes, ranking prior to or on a parity with the                  Notes to the extent permitted by the Investment Company Act, if, upon issuance, either (A) the net proceeds from the sale of such Notes (or such portion thereof needed to redeem or repurchase the Outstanding                  Notes) are deposited with the Trustee in accordance with Section 2.03(d), Notice of Redemption as contemplated by Section 2.03(b) has been delivered prior thereto or is sent promptly thereafter, and such proceeds are used to redeem all Outstanding                  Notes or (B) the Issuer would meet the 1940 Act                  Notes Asset Coverage, the                  Notes Basic Maintenance Amount and the requirements of Section 2.08 hereof.

(j) If any                  Notes are to be redeemed and such                  Notes are held by the Securities Depository, the Issuer shall include in the notice of redemption delivered to the Securities Depository: (i) under an item entitled “Publication Date for Securities Depository Purposes”, the Interest Payment Date prior to the Redemption Date, and (ii) an instruction to the Securities Depository to (x) determine on such Publication Date after the Auction held on the immediately preceding Auction Date has settled, the Depository participants whose Securities Depository positions will be redeemed and the principal amount of such                  Notes to be redeemed from each such position (the “Securities Depository Redemption Information”), and (y) notify the Auction Agent immediately after such determination of (A) the positions of the Depository Participants in such                  Notes immediately prior to such Auction settlement, (B) the positions of the Depository Participants in such                  Notes immediately following such Auction settlement and (C) the Securities Depository Redemption Information. “Publication Date” shall mean three Business Days after the Auction Date next preceding such Redemption Date.

Designation of Rate Period

The initial Rate Period for each series of                  Notes is as set forth under “Designation” in Section 2.01(a) above. The Issuer will designate the duration of subsequent Rate Periods of each series of                  Notes; provided, however, that no such designation is necessary for a Standard Rate Period and, provided further, that any designation of a Special Rate Period shall be effective only if (i) notice thereof shall have been given as provided herein, (ii) any failure to pay

in a timely manner to the Trustee the full amount of any interest on, or the redemption price of,                  Notes shall have been cured as provided above, (iii) Sufficient Clearing Bids shall have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Rate Period, (iv) if the Issuer shall have mailed a Notice of Redemption with respect to any                  Notes, the redemption price with respect to such                  Notes shall have been deposited with the Paying Agent, and (v) in the case of the designation of a Special Rate Period, the Issuer has confirmed that as of the Auction Date next preceding the first day of such Special Rate Period, it has Eligible Assets with an aggregate Discounted Value at least equal to the                  Notes Basic Maintenance Amount, and the Issuer has consulted with the Broker-Dealers and has provided notice of such designation and otherwise complied with the Rating Agency Guidelines.

If the Issuer proposes to designate any Special Rate Period, not fewer than 7 (or two Business Days in the event the duration of the Rate Period prior to such Special Rate Period is fewer than 8 days) nor more than 30 Business Days prior to the first day of such Special Rate Period, notice shall be (i) made by press release and (ii) communicated by the Issuer by telephonic or other means to the Trustee and confirmed in writing promptly thereafter. Each such notice shall state (A) that the Issuer proposes to exercise its option to designate a succeeding Special Rate Period, specifying the first and last days thereof and (B) that the Issuer will by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such Special Rate Period, notify the Auction Agent and the Trustee, who will promptly notify the Broker-Dealers, of either (x) its determination, subject to certain conditions, to proceed with such Special Rate Period, subject to the terms of any Specific Redemption Provisions, or (y) its determination not to proceed with such Special Rate Period, in which latter event the succeeding Rate Period shall be a Standard Rate Period.

No later than 3:00 p.m., New York City time, on the second Business Day next preceding the first day of any proposed Special Rate Period, the Issuer shall deliver to the Auction Agent and Trustee, who will promptly deliver to the Broker-Dealers and Existing Holders, either:

(i) a notice stating (A) that the Issuer has determined to designate the next succeeding Rate Period as a Special Rate Period, specifying the first and last days thereof and (B) the terms of any Specific Redemption Provisions; or

(ii) a notice stating that the Issuer has determined not to exercise its option to designate a Special Rate Period.

If the Issuer fails to deliver either such notice with respect to any designation of any proposed Special Rate Period to the Auction Agent or is unable to make the confirmation provided in clause (v) of Paragraph (a) of this Section 2.04 by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such proposed Special Rate Period, the Issuer shall be deemed to have delivered a notice to the Auction Agent with respect to such Rate Period to the effect set forth in clause (ii) above, thereby resulting in a Standard Rate Period.

Restrictions on Transfer

                 Notes may be transferred only (a) pursuant to an order placed in an Auction, (b) to or through a Broker-Dealer or (c) to the Issuer or any Affiliate. Notwithstanding the foregoing, a transfer other than pursuant to an Auction will not be effective unless the selling Existing Holder or the Agent Member of such Existing Holder, in the case of an Existing Holder whose                  Notes are listed in its own name on the books of the Auction Agent, or the Broker-Dealer or Agent Member of such Broker-Dealer, in the case of a transfer between persons holding                  Notes through different Broker-Dealers, advises the Auction Agent of such transfer. The certificates representing the

                 Notes issued to the Securities Depository will bear legends with respect to the restrictions described above and stop-transfer instructions will be issued to the Transfer Agent and/or Registrar.

1940 Act                  Notes Asset Coverage

The Issuer shall maintain, as of the last Business Day of each month in which any                  Notes are Outstanding, asset coverage with respect to the                  Notes which is equal to or greater than the 1940 Act                  Notes Asset Coverage; provided, however, that Section 2.03(a)(ii) shall be the sole remedy in the event the Issuer fails to do so.

                 Notes Basic Maintenance Amount

So long as the                  Notes are Outstanding and any Rating Agency is then rating the                  Notes, the Issuer shall maintain, as of each Valuation Date, Eligible Assets having an aggregate Discounted Value equal to or greater than the                  Notes Basic Maintenance Amount; provided, however, that Section 2.03(a)(ii) shall be the sole remedy in the event the Issuer fails to do so.

Certain Other Restrictions

For so long as any                  Notes are Outstanding and any Rating Agency is then rating the                  Notes, the Issuer will not engage in certain proscribed transactions set forth in the Rating Agency Guidelines, unless it has received written confirmation from each such Rating Agency that proscribes the applicable transaction in its Rating Agency Guidelines that any such action would not impair the rating then assigned by such Rating Agency to a series of                  Notes.

For so long as any                  Notes are Outstanding, the Issuer will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, common shares or other shares of capital stock of the Issuer) upon any class of shares of capital stock of the Issuer, unless, in every such case, immediately after such transaction, the 1940 Act                  Notes Asset Coverage would be achieved after deducting the amount of such dividend, distribution, or purchase price, as the case may be; provided, however, that dividends may be declared upon any preferred shares of capital stock of the Issuer if the                  Notes and any other senior securities representing indebtedness of the Issuer have an asset coverage of at least 200% at the time of declaration thereof, after deducting the amount of such dividend.

A declaration of a dividend or other distribution on or purchase or redemption of any common or preferred shares of capital stock of the Issuer is prohibited (i) at any time that an Event of Default under the Indenture has occurred and is continuing, (ii) if after giving effect to such declaration, the Issuer would not have Eligible Assets with an aggregate Discounted Value at least equal to the                  Notes Basic Maintenance Amount or the 1940 Act                  Notes Asset Coverage, or (iii) the Issuer has not redeemed the full amount of                  Notes required to be redeemed by any provisions for mandatory redemption contained herein.

Compliance Procedures for Asset Maintenance Tests

For so long as any                  Notes are Outstanding and any Rating Agency is then rating such                  Notes:

(a) As of each Valuation Date, the Issuer shall determine in accordance with the procedures specified herein (i) the Market Value of each Eligible Asset owned by the Issuer on that date, (ii) the Discounted Value of each such Eligible Asset using the Discount Factors, (iii) whether the                  Notes Basic Maintenance Amount is met as of that date, (iv) the value of the total assets of the Issuer, less all liabilities, and (v) whether the 1940 Act                  Notes Asset Coverage is met as of that date.

(b) Upon any failure to maintain the required                  Notes Basic Maintenance Amount or 1940 Act                  Notes Asset Coverage on any Valuation Date, the Issuer may use reasonable commercial efforts (including, without limitation, altering the composition of its portfolio, purchasing                  Notes outside of an Auction or in the event of a failure to file a Rating Agency Certificate (as defined below) on a timely basis, submitting the requisite Rating Agency Certificate) to re-attain (or certify in the case of a failure to file on a timely basis, as the case may be) the required                  Notes Basic Maintenance Amount or 1940 Act                  Notes Asset Coverage on or prior to the Asset Coverage Cure Date.

(c) Compliance with the                  Notes Basic Maintenance Amount and 1940 Act                  Notes Asset Coverage tests shall be determined with reference to those                  Notes which are deemed to be Outstanding hereunder.

(d) The Issuer shall deliver to each Rating Agency which is then rating                  Notes and any other party specified in the Rating Agency Guidelines all certificates that are set forth in the respective Rating Agency Guidelines regarding 1940 Act                  Notes Asset Coverage,                  Notes Basic Maintenance Amount and/or related calculations at such times and containing such information as set forth in the respective Rating Agency Guidelines (each, a “Rating Agency Certificate”).

(e) In the event that any Rating Agency Certificate is not delivered within the time periods set forth in the Rating Agency Guidelines, the Issuer shall be deemed to have failed to maintain the                  Notes Basic Maintenance Amount or the 1940 Act                  Notes Asset Coverage, as the case may be, on such Valuation Date for purposes of Section 2.09(b). In the event that any Rating Agency Certificate with respect to an applicable Asset Coverage Cure Date is not delivered within the time periods set forth in the Rating Agency Guidelines, the Issuer shall be deemed to have failed to have Eligible Assets with an aggregate Discounted Value at least equal to the                  Notes Basic Maintenance Amount or to meet the 1940                  Notes Asset Coverage, as the case may be, as of the related Valuation Date, and such failure shall be deemed not to have been cured as of such Asset Coverage Cure Date for purposes of the mandatory redemption provisions.

Delivery of Notes

Upon the execution and delivery of this Supplemental Indenture, the Issuer shall execute and deliver to the Trustee and the Trustee shall authenticate the                  Notes and deliver them to The Depository Trust Company and as hereinafter in this Section provided.

Prior to the delivery by the Trustee of any of the                  Notes, there shall have been filed with or delivered to the Trustee the following:

(a) A resolution duly adopted by the Issuer, certified by the Secretary or other Authorized Officer thereof, authorizing the execution and delivery of this Supplemental Indenture and the issuance of the                  Notes.

(b) Duly executed copies of this Supplemental Indenture and a copy of the Indenture.

(c) Rating letters from each Rating Agency rating the                  Notes.

(d) An Opinion of Counsel and an Officers’ Certificate pursuant to Sections 3.3 and 9.3 of the Original Indenture.

Trustee’s Authentication Certificate

The Trustee’s authentication certificate upon the                  Notes shall be substantially in the forms provided in Appendix                  hereto. No                  Note shall be secured hereby or entitled to the benefit hereof, or shall be valid or obligatory for any purpose, unless a certificate of authentication, substantially in such form, has been duly executed by the Trustee; and such certificate of the Trustee upon any                  Note shall be conclusive evidence and the only competent evidence that such Bond has been authenticated and delivered hereunder. The Trustee’s certificate of authentication shall be deemed to have been duly executed by it if manually signed by an authorized officer of the Trustee, but it shall not be necessary that the same person sign the certificate of authentication on all of the                  Notes issued hereunder.

EVENTS OF DEFAULT; REMEDIES

Events of Default

An “Event of Default” means any one of the following events set forth below (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(a) default in the payment of any interest upon a series of                  Notes when it becomes due and payable and the continuance of such default for thirty (30) days; or

(b) default in the payment of the principal of, or any premium on, a series of                  Notes at its Stated Maturity; or

(c) default in the performance, or breach, of any covenant or warranty of the Company in the Indenture, and continuance of such default or breach for a period of ninety (90) days after there has been given, by registered or certified mail, to the Company by the Trustee a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default;” or

(d) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

(e) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

(f) if, pursuant to Section 18(a)(1)(c)(ii) of the 1940 Act on the last business day of each of twenty-four (24) consecutive calendar months, the 1940 Act                  Notes Asset Coverage is less than 100%; or

(g) any other Event of Default provided with respect to a series of                  Notes, including a default in the payment of any Redemption Price payable on the date fixed for redemption.

Unless otherwise noted, an Event of Default that relates only to one series of                  Notes will not affect any other series.

Acceleration of Maturity; Rescission and Annulment

If an Event of Default with respect to                  Notes of a series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the holders of not less than a majority in principal amount of the Outstanding                  Notes of that series may declare the principal amount of all the                  Notes of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable. If an Event of Default specified in paragraphs (d) and (e) above with respect to                  Notes of any series at the time Outstanding occurs, the principal amount of all the                  Notes of that series shall automatically, and without any declaration or other action on the part of the Trustee or any holder, become immediately due and payable.

At any time after such a declaration of acceleration with respect to                  Notes of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee, the holders of a majority in principal amount of the Outstanding                  Notes of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

(a) the Company has paid or deposited with the Trustee a sum sufficient to pay

(i) all overdue interest on all                  Notes of that series,

(ii) the principal of (and premium, if any, on) any                  Notes of that series which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such                  Notes,

(iii) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such                  Notes,

(iv) all sums paid or advanced by the Trustee and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

(b) all Events of Default with respect to                  Notes of that series, other than the non-payment of the principal of                  Notes of that series which have become due solely by such declaration of acceleration, have been cured or waived.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

Collection of Indebtedness and Suits for Enforcement by Trustee

The Company covenants that if:

(a) default is made in the payment of any interest on any                  Notes when such interest becomes due and payable and such default continues for a period of 90 days, or

(b) default is made in the payment of the principal of (or premium, if any, on) any                  Notes at the Maturity thereof, the Company will, upon demand of the Trustee, pay to it, for the benefit of the holders of such                  Notes, the whole amount then due and payable on such                  Notes for principal and any premium and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium and on any overdue interest, at the rate or rates prescribed therefor in such                  Notes, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

If an Event of Default with respect to                  Notes of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the holders of                  Notes of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in the Indenture or in aid of the exercise of any power granted in the Indenture, or to enforce any other proper remedy.

Application of Money Collected

Any money collected by the Trustee pursuant to the provisions of the Indenture relating to an Event of Default shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the                  Notes and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

FIRST: To the payment of all amounts due the Trustee under the Indenture;

and

SECOND: To the payment of the amounts then due and unpaid for principal of and any premium and interest on the                  Notes in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such                  Notes for principal and any premium and interest, respectively.

Limitation On Suits

No holder of any                  Notes of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

(a) such holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the                  Notes of that series;

(b) the holders of not less than a majority in principal amount of the Outstanding                  Notes of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

(c) such holder or holders have offered to the Trustee indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request;

(d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

(e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the holders of a majority in principal amount of the Outstanding                  Notes of that series;

it being understood and intended that no one or more of such holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of the Indenture to affect, disturb or prejudice the rights of any other of such holders, or to obtain or to seek to obtain priority or preference over any other of such holders or to enforce any right under the Indenture, except in the manner provided and for the equal and ratable benefit of all of such holders.

Unconditional Right of Holders to Receive Principal, Premium and Interest

Notwithstanding any other provision in the Indenture, the holder of any                  Notes shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to the provisions of any supplemental indenture) interest on such                  Notes on the respective Stated Maturities expressed in such                  Notes (or, in the case of redemption, on the Redemption Date), and to institute suit for the enforcement of any such payment and such rights shall not be impaired without the consent of such holder.

Restoration of Rights and Remedies

If the Trustee or any holder has instituted any proceeding to enforce any right or remedy under the Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the holders shall be restored severally and respectively to their former positions and thereafter all rights and remedies of the Trustee and the holders shall continue as though no such proceeding had been instituted.

Rights and Remedies Cumulative

Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen                  Notes, no right or remedy conferred upon or reserved to the Trustee or to the holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Control By Holders

The holders of not less than a majority in principal amount of the Outstanding                  Notes of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the                  Notes of such series, provided that

(1) such direction shall not be in conflict with any rule of law or with the Indenture, and

(2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

Waiver of Past Defaults

The holders of not less than a majority in principal amount of the Outstanding                  Notes of any series may on behalf of the holders of all the                  Notes of such series waive any past default hereunder with respect to such series and its consequences, except a default

(1) in the payment of the principal of or any premium or interest on any                  Notes of such series, or

(2) in respect of a covenant or provision which cannot be modified or amended without the consent of the holder of each Outstanding                  Notes of such series affected.

Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of the Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SATISFACTION AND DISCHARGE OF INDENTURE

The Indenture shall upon request of the Company cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of any                  Notes expressly provided for herein or in the terms of such security), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of the Indenture, when

(a) Either:

(i) all                  Notes theretofore authenticated and delivered (other than (1) securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in the Indenture; and (2)                  Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in the Indenture) have been delivered to the Trustee for cancellation; or

(ii) all such                  Notes not theretofore delivered to the Trustee for cancellation have become due and payable, or will become due and payable at their Stated Maturity within one year, or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of this subsection (ii) has deposited or caused to be deposited with the Trustee as trust funds in trust money in an amount sufficient to pay and discharge the entire indebtedness on such securities not theretofore delivered to the Trustee for cancellation, for principal and any premium and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

(b) the Company has paid or caused to be paid all other sums payable hereunder by the Trust; and

(c) the Company has delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of the Indenture have been complied with.

Notwithstanding the satisfaction and discharge of the Indenture, the obligations of the Company to the Trustee under the Indenture and, if money shall have been deposited with the Trustee pursuant to subparagraph (ii) of paragraph (a) above, the obligations of the Trustee under certain provisions of the Indenture shall survive.

THE TRUSTEE

Certain Duties and Responsibilities

(1) Except during the continuance of an Event of Default,

(A) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in the Indenture and as required by the Trust Indenture Act, and no implied covenants or obligations shall be read into the Indenture against the Trustee; and

(B) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of the Indenture; but in the case of any such certificates or opinions which by any provision of the Indenture are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of the Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

(2) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by the Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

(3) In no event shall the Trustee be responsible or liable for special, indirect, or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

(4) In no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

(5) No provision of the Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

(A) this Subsection shall not be construed to limit the effect of Subsection (1)(A) of this Section;

(B) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(C) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the holders of a majority in principal amount of the Outstanding securities of any series, determined as provided in the Indenture, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under the Indenture with respect to the Securities of such series; and

(D) no provision of the Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

Notice of Defaults

If a default occurs hereunder with respect to                  Notes of any series, the Trustee shall give the Holders of                  Notes of such series notice of such default as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any default with respect to                  Notes of such series, no such notice to Holders shall be given until at least 90 days after the occurrence thereof. For the purpose hereof, the term “default” means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to                  Notes of such series.

Certain Rights of Trustee

Subject to the provisions under “Certain Duties and Responsibilities” above:

(a) the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(b) any request or direction of the Company shall be sufficiently evidenced by a Company Request or Company Order, and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

(c) whenever in the administration of the Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee may, in the absence of bad faith on its part, rely upon an Officers’ Certificate;

(d) the Trustee may consult with counsel of its selection and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it in good faith and in reliance thereon;

(e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by the Indenture at the request or direction of any of the holders pursuant to the Indenture, unless such holders shall have offered to the Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

(f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

(g) the Trustee may execute any of the trusts or powers or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

(h) the Trustee shall not be liable for any action taken, suffered or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by the Indenture;

(i) the Trustee shall not be deemed to have notice of any default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the                  Notes and the Indenture;

(j) the rights, privileges, protections, immunities and benefits given to the Trustee, including its rights to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder; and

(k) the Trustee may request that the Company deliver an Officers’ Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to the Indenture, which Officers’ Certificate may be signed by any person authorized to sign an Officers’ Certificate, including any person specified as so authorized in any such certificate previously delivered and not superceded.

Compensation and Reimbursement

The Company agrees:

(a) to pay to the Trustee from time to time such compensation as shall be agreed in writing between the parties for all services rendered by it (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

(b) except as otherwise expressly provided, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of the Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

(c) to indemnify each of the Trustee or any predecessor Trustee for, and to hold it harmless against, any and all losses, liabilities, damages, claims or expenses including taxes (other than taxes imposed on the income of the Trustee) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim (whether asserted by the Company, a holder or any other Person) or liability in connection with the exercise or performance of any of its powers or duties hereunder.

When the Trustee incurs expenses or renders services in connection with an Event of Default, the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or State bankruptcy, insolvency or other similar law.

The provisions hereof shall survive the termination of the Indenture.

Conflicting Interests

If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and the Indenture. To the extent not prohibited by the Trust Indenture Act, the Trustee shall not be deemed to have a conflicting interest by virtue of being a trustee under the Indenture with respect to                  Notes of more than one series.

Resignation and Removal; Appointment of Successor

No resignation or removal of the Trustee and no appointment of a successor Trustee shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements.

The Trustee may resign at any time with respect to the                  Notes of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 60 days after the giving of such notice of resignation, the resigning Trustee may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee with respect to the                  Notes of such series.

The Trustee may be removed at any time with respect to the                  Notes of any series by Act of the holders of a majority in principal amount of the Outstanding                  Notes of such series, delivered to the Trustee and to the Company. If the instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of a notice of removal pursuant to this paragraph, the Trustee being removed may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee with respect to the                  Notes of such series.

If at any time:

(a) the Trustee shall fail to comply after written request therefor by the Company or by any holder who has been a bona fide holder of                  Notes for at least six months, or

(b) the Trustee shall cease to be eligible and shall fail to resign after written request therefor by the Company or by any such holder, or

(c) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to all                  Notes, or (ii) any holder who has been a bona fide holder of                  Notes for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all                  Notes and the appointment of a successor Trustee or Trustees.

If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the                  Notes of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the                  Notes of that or those series (it being understood that any such successor Trustee may be appointed with respect to the                  Notes of one or more or all of such series and that at any time there shall be only one Trustee with respect to the                  Notes of any particular series) and shall comply with the applicable requirements. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the                  Notes of any series shall be appointed by Act of the holders of a majority in principal amount of the Outstanding                  Notes of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements, become the successor Trustee with respect to the                  Notes of such series and to that extent supersede the successor Trustee appointed by the Company.

If no successor Trustee with respect to the                  Notes of any series shall have been so appointed by the Company or the holders and accepted appointment in the manner required, any holder who has been a bona fide holder of                  Notes of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the                  Notes of such series.

The Company shall give notice of each resignation and each removal of the Trustee with respect to the                  Notes of any series and each appointment of a successor Trustee with respect to the                  Notes of any series to all holders of                  Notes of such series in the manner provided. Each notice shall include the name of the successor Trustee with respect to the                  Notes of such series and the address of its Corporate Trust Office.

Acceptance of Appointment by Successor

In case of the appointment hereunder of a successor Trustee with respect to all                  Notes, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

In case of the appointment hereunder of a successor Trustee with respect to the                  Notes of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the                  Notes of one or more series shall execute and deliver a supplemental indenture wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the                  Notes of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all                  Notes, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the                  Notes of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of the Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing in the Indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the                  Notes of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the                  Notes of that or those series to which the appointment of such successor Trustee relates.

Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in the first or second preceding paragraph, as the case may be.

No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible.

Merger, Conversion, Consolidation or Succession to Business

Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any                  Notes shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the                  Notes so authenticated with the same effect as if such successor Trustee had itself authenticated such                  Notes.

CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

Company May Consolidate, Etc., Only On Certain Terms

The Company shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and the Company shall not permit any Person to consolidate with or merge into the Company, unless:

(a) in case the Company shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation, partnership or trust, shall be organized and validly existing under the laws of any domestic or foreign jurisdiction and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and any premium and interest on all the                  Notes and the performance or observance of every covenant of the Indenture on the part of the Company to be performed or observed;

(b) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company or any subsidiary as a result of such transaction as having been incurred by the Company or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing;

(c) the Company has delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply and that all conditions precedent in the Indenture provided for relating to such transaction have been complied with.

Successor Substituted

Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under the Indenture with the same effect as if such successor Person had been named as the Company in the Indenture, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under the Indenture and the                  Notes.

DEFEASANCE AND COVENANT DEFEASANCE

Defeasance and Discharge

Upon the Company’s exercise of its option (if any) to have the provisions of the Indenture relating to Defeasance applied to any                  Notes or any series of                  Notes, as the case may be, the Company shall be deemed to have been discharged from its obligations, with respect to such                  Notes as provided in the Indenture on and after the date the conditions set forth are satisfied (hereinafter called “Defeasance”). For this purpose, such Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by such                  Notes and to have satisfied all its other obligations under such                  Notes and the Indenture insofar as such                  Notes are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), subject to the following which shall survive until otherwise terminated or discharged hereunder: (1) the rights of holders of such                  Notes to receive, solely from the trust fund, payments in respect of the principal of and any premium and interest on such                  Notes when payments are due, (2) the Company’s obligations with respect to such                  Notes, (3) the rights, powers, trusts, duties and immunities of the Trustee.

Covenant Defeasance

Upon the Company’s exercise of its option (if any) to have provisions of the Indenture relating to Covenant Defeasance applied to any                  Notes or any series of                  Notes, as the case may be, (1) the Company shall be released from its obligations under certain provisions of the Indenture for the benefit of the holders of such                  Notes and (2) the occurrence of any event specified in the Indenture, and any such covenants provided pursuant to certain provisions of the Indenture shall be deemed not to be or result in an Event of Default, in each case with respect to such                  Notes as provided in the Indenture on and after the date the conditions are satisfied (hereinafter called “Covenant Defeasance”). For this purpose, such Covenant Defeasance means that, with respect to such                  Notes, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified section of the Indenture, whether directly or indirectly by reason of any reference elsewhere in the Indenture, or by reason of any reference in any such section or article of the Indenture to any other provision in the Indenture or in any other document, but the remainder of the Indenture and such                  Notes shall be unaffected thereby.

Conditions to Defeasance or Covenant Defeasance

(a) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee which satisfies the requirements and agrees to comply with the provisions of the relevant Article of the Indenture applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefits of the holders of such                  Notes, (i) money in an amount, or (ii) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (iii) such other obligations or arrangements as may be specified with respect to such                  Notes, or (iv) a combination thereof, in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or any such other qualifying trustee) to pay and discharge, the principal of and any premium and interest on such                  Notes on the respective Stated Maturities, in accordance with the terms of the Indenture and such                  Notes. As used in the Indenture, “U.S. Government Obligation” means (x) any security which is (i) a direct obligation of the United States of America for the payment of which the full faith and credit of the United States of America is pledged or (ii) an obligation of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case (i) or (ii), is not callable or redeemable at the option of the Company thereof, and (y) any depositary receipt issued by a bank (as defined in Section 3(a)(2) of the                  Notes Act) as custodian with respect to any U.S. Government Obligation which is specified in Clause (x) above and held by such bank for the account of the holder of such depositary receipt, or with respect to any specific payment of principal of or interest on any U.S. Government Obligation which is so specified and held, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal or interest evidenced by such depositary receipt.

(b) In the event of an election to have Defeasance and Discharge apply to any                  Notes or any series of                  Notes, as the case may be, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (ii) since the date of this instrument, there has been a change in the applicable Federal income tax law, in either case (i) or (ii) to the effect that, and based thereon such opinion shall confirm that, the holders of such                  Notes will not recognize gain or loss for Federal income tax purposes as a result of the deposit, Defeasance and discharge to be effected with respect to such                  Notes and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit, Defeasance and discharge were not to occur.

(c) In the event of an election to have Covenant Defeasance apply to any                  Notes or any series of                  Notes, as the case may be, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the holders of such                  Notes will not recognize gain or loss for Federal income tax purposes as a result of the deposit and Covenant Defeasance to be effected with respect to such                  Notes and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit and Covenant Defeasance were not to occur.

(d) The Company shall have delivered to the Trustee an Officers’ Certificate to the effect that neither such                  Notes nor any other                  Notes of the same series, if then listed on any                  Notes exchange, will be delisted as a result of such deposit.

(e) No event which is, or after notice or lapse of time or both would become, an Event of Default with respect to such                  Notes or any other                  Notes shall have occurred and be continuing at the time of such deposit or, with regard to any such event specified, at any time on or prior to the 90th day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 90th day).

(f) Such Defeasance or Covenant Defeasance shall not cause the Trustee to have a conflicting interest within the meaning of the Trust Indenture Act (assuming all                  Notes are in default within the meaning of such Act).

(g) Such Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound.

(h) Such Defeasance or Covenant Defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act unless such trust shall be registered under the Investment Company Act or exempt from registration thereunder.

(i) No event or condition shall exist that would prevent the Company from making payments of the principal of (and any premium) or interest on the                  Notes of such series on the date of such deposit or at any time on or prior to the 90th day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 90th day).

(j) The Company shall have delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that all conditions precedent with respect to such Defeasance or Covenant Defeasance have been complied with.

(k) The Company shall have delivered to the Trustee an Opinion of Counsel substantially to the effect that (i) the trust funds deposited pursuant hereto will not be subject to any rights of any holders of indebtedness or equity of the Company, and (ii) after the 90th day following the deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, except that if a court were to rule under any such law in any case or proceeding that the trust funds remained property of the Company, no opinion is given as to the effect of such laws on the trust funds except the following: (A) assuming such trust funds remained in the possession of the trustee with whom such funds were deposited prior to such court ruling to the extent not paid to holders of such                  Notes, such trustee would hold, for the benefit of such holders, a valid and perfected security interest in such trust funds that is not avoidable in bankruptcy or otherwise and (B) such holders would be entitled to receive adequate protection of their interests in such trust funds if such trust funds were used.

APPENDIX B — DESCRIPTION OF RATINGS1

Moody’s Prime Rating System

Moody’s short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries. High rates of return on funds employed. Conservative capitalization structure with moderate reliance on debt and ample asset protection. Broad margins in earnings coverage of fixed financial charges and high internal cash generation. Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuers rated Not Prime do not fall within any of the Prime rating categories.

In addition, in certain countries the prime rating may be modified by the issuer’s or guarantor’s senior unsecured long-term debt rating.

Moody’s Debt Ratings

Aaa: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk in Aa-rated securities appear somewhat larger than those securities rated Aaa.

A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are

1 The ratings indicated herein are believed to be the most recent ratings available at the date of this prospectus for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the fund’s fiscal year-end.

considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s assigns ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program’s relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.

2) Notes allowing for negative coupons, or negative principal.

3) Notes containing any provision which could obligate the investor to make any additional payments.

Market participants must determine whether any particular note is rated, and if so, at what rating level.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor’s Short-Term Issue Credit Ratings

A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Standard & Poor’s Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

•	Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (–): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks

Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

PART C — OTHER INFORMATION

ITEM 25:	FINANCIAL STATEMENTS AND EXHIBITS

1. Financial Statements:

The Registrant’s audited statement of assets and liabilities, statement of operations, statements of changes in net assets, statement of cash flows, and financial highlights as of and for the year ended October 31, 2013, notes to such statements and report of independent registered public accounting firm thereon are filed herewith. The Registrant’s unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets, statement of cash flows, financial highlights and schedule of investments as of April 30, 2014 and notes to such are filed herewith.

2. Exhibits:

a.1.	Agreement and Declaration of Trust. (7)
a.2.	Certificate of Trust. (2)
b.	By-laws. (8)
c.	None.
d.1	Form of Common Share Certificate. (3)
d.2	Form of Preferred Share Certificate. (5)
d.3	Form of Note. (1)
d.4	Indenture of Trust. (1)
d.5	Form of Supplemental Indenture of Trust. (1)
e.	Terms and Conditions of the Dividend Reinvestment Plan. (4)
f.	None.
g.	Investment Management Agreement with Calamos Advisors LLC. (7)
h.1	Form of Underwriting Agreement relating to Common Shares. (4)
h.2	Form of Master Agreement Among Underwriters relating to Common Shares. (3)
h.3	Form of Master Selected Dealers Agreement relating to Common Shares. (3)
h.4	Form of Underwriting Agreement relating to Preferred Shares. (4)
h.5	Form of Underwriting Agreement relating to Notes. (1)
h.6	Sales Agreement relating to Common Shares (1)
i.	None.
j.1	Custody Agreement. (6)
j.2	Amendment to Appendix A to Custody Agreement. (7)
k.1	Stock Transfer Agency Agreement. (7)
k.2	Amended and Restated Financial Accounting Services Agreement. (7)
k.3	Master Services Agreement. (4)
k.4	Amendment to Appendix A to Master Services Agreement. (7)
k.5	Form of Auction Agency Agreement relating to Preferred Shares. (5)
k.6	Form of Broker - Dealer Agreement relating to Preferred Shares. (5)
k.7	Form of Auction Agency Agreement relating to Notes. (1)
k.8	Form of Broker - Dealer Agreement relating to Notes. (1)
k.9	Form of DTC Representations Letter relating to Preferred Shares and Notes. (4)
l.	Opinion of Morris, Nichols, Arsht & Tunnell LLP regarding shelf registration. (8)
m.	None.
n.	Consent of Auditors. (8)
o.	Not applicable.
p.	Subscription Agreement. (7)
q.	None.
r.1	Code of Ethics. (6)
s.	Powers of Attorney. (8)

(1)	To be filed by subsequent amendment.

(2)	Incorporated by reference to Registrant’s initial Registration Statement on Form N-2 (1933 Act File No. 333-86678) as filed with the Securities and Exchange Commission (the “SEC”) on April 22, 2002.

(3)	Incorporated by reference to Registrant’s Registration Statement on Form N-2 (1933 Act File No. 333-86678) as filed with the Commission on June 21, 2002.

(4)	Incorporated by reference to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-2 (1933 Act File No. 333-146945) as filed with the SEC on February 22, 2008.

(5)	Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-2 (1933 Act File No. 333-96997) as filed with the SEC on September 9, 2002.

(6)	Incorporated by reference to Post-Effective Amendment No. 5 to Registrant’s Registration Statement on Form N-2 (1933 Act File No. 333-146945) as filed with the SEC on March 9, 2010.

(7)	Incorporated by reference to Registrant’s initial Registration Statement on Form N-2 (1933 Act File No. 333-173767) as filed with the SEC on April 28, 2011.

(8)	Filed herewith.

ITEM 26:	MARKETING ARRANGEMENTS

The information contained under “Plan of Distribution” on Page S-8 of the prospectus supplement for common shares filed pursuant to Rule 497(c) on June 6, 2011 is incorporated herein by reference.

Part C — Page 1

ITEM 27:	OTHER OFFERING EXPENSES AND DISTRIBUTION

The following table sets forth the estimated expenses to be incurred in connection with all offerings described in this Registration Statement:

Printing (other than certificates)	$26,000
Accounting fees and expenses	10,000
Legal fees and expenses	71,000
Other	23,000

Total	$130,000	(*)

(*)	These expenses will be borne by the Fund unless otherwise specified in a prospectus supplement.

The following table sets forth the estimated expenses to be incurred in connection with the offering of common shares described in the prospectus supplement filed herewith.

Printing (other than certificates)	$26,000
Accounting fees and expenses	10,000
Legal fees and expenses	71,000
Other	23,000

Total	130,000	(*)

(*)	These expenses will be borne by the Fund.

ITEM 28.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

None.

ITEM 29.	NUMBER OF HOLDERS OF SECURITIES

As of September 30, 2014, the number of record holders of each class of securities of the Registrant was

TITLE OF CLASS	NUMBER OF RECORD HOLDERS
Common shares (no par value)	97

ITEM 30.	INDEMNIFICATION

The Registrant’s Amended and Restated Agreement and Declaration of Trust (the “Declaration”), dated September 13, 2006, provides that every person who is, or has been, a Trustee or an officer, employee or agent of the Registrant (including any individual who serves at its request as director, officer, partner, employee, Trustee, agent or the like of another organization in which it has any interest as a shareholder, creditor or otherwise (“Covered Person”) shall be indemnified by the Registrant or the appropriate series of the Registrant to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof; provided that no indemnification shall be provided to a Covered Person (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or (B) not to have acted in good faith and in a manner the person reasonably believed to be or not opposed to the best interest of the Registrant; or (ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) or (D) by a vote of a majority of the Outstanding Shares entitled to vote (excluding any Outstanding Shares owned of record or beneficially by such individual).

The Declaration also provides that if any shareholder or former shareholder of the Registrant shall be held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or for some other reason, the shareholder or

Part C — Page 2

former shareholder (or his heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) shall be entitled out of the assets belonging to the Registrant to be held harmless from and indemnified against all loss and expense arising from such liability. The Registrant shall, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

The Registrant, its Trustees and officers, its investment adviser, the other investment companies advised by the adviser and certain persons affiliated with them are insured, within the limits and subject to the limitations of the insurance, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings. The insurance expressly excludes coverage for any Trustee or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been finally adjudicated or may be established or who willfully fails to act prudently.

Section 9 of the Amended and Restated Sales Agreement previously filed as Exhibit h.6 to this Registration Statement provides for each of the parties thereto, including the Registrant and the underwriters, to indemnify the others, their Trustees, directors, certain of their officers, Trustees, directors and persons who control them against certain liabilities in connection with the offering described herein, including liabilities under the federal securities laws.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”), may be available to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant’s expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

The information in the Statement of Additional Information under the caption “Management of the Fund—Trustees and Officers” is incorporated by reference.

ITEM 32.	LOCATION OF ACCOUNTS AND RECORDS

All such accounts, books, and other documents are maintained at the offices of the Registrant, at the offices of the Registrant’s investment manager, Calamos Advisors LLC 2020 Calamos Court, Naperville, Illinois 60563, at the offices of the Custodian and Accounting Agent, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts 02117-9130 or at the offices of the Transfer Agent, P.O. Box 358016, Pittsburgh, PA 15252-8016.

ITEM 33.	MANAGEMENT SERVICES

Not applicable.

ITEM 34.	UNDERTAKINGS

1. The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2. Not applicable.

3. Not applicable.

4. The securities being registered will be offered on a delayed or continuous basis in reliance on Rule 415 under the 1933 Act. Accordingly, the Registrant undertakes:

(a) to file a post-effective amendment to this registration statement, during any period in which offers or sales are being made, in accordance with no action relief granted to the Registrant on February 14, 2011:

(1) to include any prospectus required by Section 10(a)(3) of the 1933 Act;

(2) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(b) that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

(c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d) that, for the purpose of determining liability under the 1933 Act to any purchaser, if the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of this registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in this registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in this registration statement or prospectus that is part of this registration statement or made in a document incorporated or deemed incorporated by reference into this registration or prospectus that is part of this registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in this registration statement or prospectus that was part of this registration statement or made in any such document immediately prior to such date of first use.

(e) that for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act;

(2) the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5. (a) For the purposes of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of the Registration Statement as of the time it was declared effective.

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(b) For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prominent delivery within two business days of receipt of a written or oral request the Registrant’s statement of additional information.

7. Upon each issuance of securities pursuant to this Registration Statement, the Registrant undertakes to file a form of prospectus and/or form of prospectus supplement pursuant to Rule 497 and a post-effective amendment to the extent required by the 1933 Act and the rules and regulations thereunder, including, but not limited to a post-effective amendment pursuant to Rule 462(c) or Rule 462(d) under the 1933 Act.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (“1933 Act”) and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Naperville and State of Illinois, on the 25th day of November, 2014.

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND

By:	/s/ John P. Calamos, Sr.

John P. Calamos, Sr.
Trustee and President

Pursuant to the requirements of the 1933 Act, this registration statement has been signed by the following persons in the capacities and on the date(s) indicated.

Name	Title		Date
/s/ John P. Calamos, Sr.	Trustee and President (principal executive officer))		November 25, 2014
John P. Calamos, Sr.		)
)
/s/ Weston W. Marsh*	Trustee	)
Weston W. Marsh		)
)
/s/ John E. Neal*	Trustee	)
John E. Neal		)
)
/s/ William Rybak*	Trustee	)
William Rybak		)
)
/s/ Stephen Timbers*	Trustee	)
Stephen B. Timbers		)

/s/ David D. Tripple*	Trustee	)
David D. Tripple		)

/s/ Nimish S. Bhatt	Vice President and Chief Financial Officer	)	November 25, 2014
Nimish S. Bhatt		)
)

*	John P. Calamos, Sr. signs this document pursuant to powers of attorney filed herewith.

By:	/s/ John P. Calamos, Sr.

John P. Calamos, Sr.
Attorney-In-Fact November 25, 2014

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